UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22209

Global X Funds

(Exact name of registrant as specified in charter)

________

600 Lexington Avenue, 20th Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Bruno del Ama

Global X Management Company LLC

600 Lexington Ave, 20th Floor

New York, NY 10022

(Name and address of agent for service)

With a copy to:

Daphne Tippens Chisolm, Esq.	Eric S. Purple, Esq.
Global X Management Company LLC	Stradley Ronon Stevens & Young, LLP
600 Lexington Ave, 20th Floor	1250 Connecticut Avenue, N.W.
New York, NY 10022	Suite 500
Washington, DC 20036

Registrant’s telephone number, including area code: (212) 644-6440

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

Global X Silver Miners ETF (ticker: SIL)

Global X Gold Explorers ETF (ticker: GOEX)

Global X Copper Miners ETF (ticker: COPX)

Global X Uranium ETF (ticker: URA)

Global X Lithium & Battery Tech ETF

(formerly Global X Lithium ETF) (ticker: LIT)

Global X Fertilizers/Potash ETF (ticker: SOIL)

Annual Report

October 31, 2017

Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Shares may only be redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that Global X Funds uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-GXFund-1; and (ii) on the Commission’s website at http://www.sec.gov.

Management Discussion of Fund Performance (unaudited)
Global X Silver Miners ETF

Global X Silver Miners ETF

The Global X Silver Miners ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Silver Miners Total Return Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to measure broad-based equity market performance of global companies involved in the silver mining industry, as defined by the index provider.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund decreased 18.61%, while the Underlying Index decreased 18.17%. The Fund had a net asset value of $40.61 per share on October 31, 2016 and ended the reporting period with a net asset value of $31.96 on October 31, 2017.

During the reporting period, the highest returns came from Volcan Compania Minera SAA and Americas Silver, which returned 87.64% and 36.52%, respectively. The worst performers were Primero Mining and Tahoe Resources, which returned -95.12% and -59.98%, respectively.

Silver mining firms derive revenue from the price of silver and the amount that they produce. Given the high fixed costs associated with mining the precious metal, these firms can have earnings that are significantly leveraged to the price movements of silver. The reporting period has been volatile for the silver market, translating into volatility within the mining segment as well. Some miners reduced their output during the period while industrial demand increased. These events initially sparked a rally in the metal at the start of 2017. Later in the period, however, silver lost its gains, resulting in a selloff in the miners.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Silver Miners ETF	-18.61%	-18.50%	8.25%	8.51%	-14.76%	-14.95%	-3.19%	-3.17%
Solactive Global Silver Miners Total Return Index	-18.17%	-18.17%	8.72%	8.72%	-14.32%	-14.32%	-2.62%	-2.62%
MSCI ACWI Index	23.20%	23.20%	7.92%	7.92%	10.80%	10.80%	8.66%	8.66%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	13.05%	13.05%

Growth of a $10,000 Investment

(at Net Asset Value)

*Fund commenced operations on April 19, 2010.

**As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI ACWI Index. The new benchmark is a more appropriate comparison for the Fund.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

1

Management Discussion of Fund Performance (unaudited)
Global X Silver Miners ETF

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices on previous page.

2

Management Discussion of Fund Performance (unaudited)
Global X Gold Explorers ETF

Global X Gold Explorers ETF

The Global X Gold Explorers ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Gold Explorers & Developers Total Return Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is a free float-adjusted, liquidity-tested and market capitalization-weighted index that is designed to measure broad-based equity market performance of global companies involved in gold exploration, as defined by the index provider.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund decreased 13.61%, while the Underlying Index decreased 13.15%. The Fund had a net asset value of $34.95 per share on October 31, 2016 and ended the reporting period with a net asset value of $21.46 on October 31, 2017.

During the reporting period, the highest returns came from Teranga Gold Resources and Kirkland Lake Gold, which returned 230.54% and 90.92%, respectively. The worst performers were Primero Mining and Asanko Gold, which returned -92.87% and -74.80%, respectively.

Gold explorers are firms with minimal amounts of gold production, that instead seek to profit on finding and securing mining rights to new gold deposits. These companies’ stock prices tend to be driven by both the price of gold as well as the firms’ ability to successfully find such deposits. During the reporting period, gold prices were essentially flat. Although the US dollar weakened, inflation remained low, and geopolitical tensions intensified around the world, demand for gold fell overall as investors preferred risk-on assets like equities.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Gold Explorers ETF	-13.61%	-12.29%	20.48%	21.22%	-12.58%	-12.75%	-16.09%	-16.02%
Hybrid Solactive Global Gold Explorers Total Return Index/Solactive Global Gold Explorers & Developers Total Return Transition Index/Solactive Global Gold Explorers & Developers Total Return Index	-13.15%	-13.15%	21.40%	21.40%	-11.48%	-11.48%	-15.43%	-15.43%
MSCI EAFE Index	23.44%	23.44%	6.08%	6.08%	8.53%	8.53%	5.96%	5.96%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	13.94%	13.94%

Growth of a $10,000 Investment

(at Net Asset Value)

*Fund commenced operations on November 3, 2010.

**Hybrid index performance reflects the performance of the Solactive Global Gold Explorers Total Return Index through November 30, 2016, the Solactive Global Gold Explorers & Developers Total Return Transition Index through April 30, 2017, and the Solactive Global Gold Explorers &

3

Management Discussion of Fund Performance (unaudited)
Global X Gold Explorers ETF

Developers Total Return Index thereafter. This change was due to planned migration to the new Underlying Index, in an effort to provide broader exposure to the local market.

***As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI EAFE Index. The new benchmark is a more appropriate comparison for the Fund.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

4

Management Discussion of Fund Performance (unaudited)
Global X Copper Miners ETF

Global X Copper Miners ETF

The Global X Copper Miners ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Copper Miners Total Return Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to measure broad-based equity market performance of global companies involved in the copper mining industry, as defined by the index provider.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 46.38%, while the Underlying Index increased 47.79%. The Fund had a net asset value of $17.60 per share on October 31, 2016 and ended the reporting period with a net asset value of $25.61 on October 31, 2017.

During the reporting period, the highest returns came from KAZ Minerals and Lundin Mining, which returned 209.19% and 97.06%, respectively. The worst performers were CuDeco and SolGold, which returned -44.62% and -23.06%, respectively.

Copper mining firms derive revenue from the price of copper and the amount that they produce. Given the high fixed costs associated with mining the metal, these firms can have earnings that are significantly leveraged to the price movements of copper. In addition, many copper miners sell other metals and minerals that are a by-product of copper mining, and therefore can have exposure to the price movements of these materials as well. Copper is primarily used in an industrial capacity such as in electrical wiring and pipes. Demand for the metal is therefore closely tied to economic activity, particularly real estate and infrastructure development. During the reporting period, the metal benefitted from better than expected economic data out of China, which is the world’s largest consumer of copper. In addition, in the first half of 2017 there were disruptions and supply stoppages by major miners that reduced the total output. This supported higher prices for the metal during the period.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Copper Miners ETF	46.38%	46.23%	2.21%	2.27%	-6.48%	-6.51%	-4.77%	-4.78%
Solactive Global Copper Miners Total Return Index	47.79%	47.79%	3.03%	3.03%	-6.12%	-6.12%	-4.39%	-4.39%
MSCI EAFE Index	23.44%	23.44%	6.08%	6.08%	8.53%	8.53%	6.06%	6.06%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	13.05%	13.05%

Growth of a $10,000 Investment

(at Net Asset Value)

*Fund commenced operations on April 19, 2010.

**As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI EAFE Index. The new benchmark is a more appropriate comparison for the Fund.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

5

Management Discussion of Fund Performance (unaudited)
Global X Copper Miners ETF

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above and on previous page.

6

Management Discussion of Fund Performance (unaudited)
Global X Uranium ETF

Global X Uranium ETF

The Global X Uranium ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Uranium Total Return Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to measure broad-based equity market performance of global companies involved in the uranium industry, as defined by the index provider.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 5.75%, while the Underlying Index increased 4.48%. The Fund had a net asset value of $12.08 per share on October 31, 2016 and ended the reporting period with a net asset value of $11.88 on October 31, 2017.

During the reporting period, the highest returns came from Energy Resources of Australia and Nexgen Energy, which returned 67.44% and 56.27%, respectively. The worst performers were Peninsula Energy and UEX, which returned -50.47% and -19.42%, respectively.

The uranium industry continued to face the challenges of an oversupplied market during the reporting period. These issues largely stemmed from the slow implementation of planned output cuts by major producers and contributions of secondary supply sources like decommissioned weapons. Despite supply-side challenges, nuclear energy generation continues to be a favored source for electricity in emerging markets like China, India, Saudi Arabia, and the UAE. Another positive during the period was Japan’s reactivation of five nuclear reactors, six years after the 2011 Fukushima episode.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Uranium ETF	5.75%	5.62%	-16.40%	-16.02%	-19.83%	-19.95%	-24.44%	-24.42%
Solactive Global Uranium Total Return Index	4.48%	4.48%	-15.39%	-15.39%	-19.17%	-19.17%	-24.17%	-24.17%
MSCI EAFE Index	23.44%	23.44%	6.08%	6.08%	8.53%	8.53%	5.53%	5.53%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	13.64%	13.64%

Growth of a $10,000 Investment

(at Net Asset Value)

*Fund commenced operations on November 4, 2010.

**As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI EAFE Index. The new benchmark is a more appropriate comparison for the Fund.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all

7

Management Discussion of Fund Performance (unaudited)
Global X Uranium ETF

capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices on previous page.

8

Management Discussion of Fund Performance (unaudited)
Global X Lithium & Battery Tech ETF

Global X Lithium & Battery Tech ETF

The Global X Lithium & Battery Tech ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Lithium Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to measure broad-based equity market performance of global companies involved in the lithium industry, as defined by the index provider.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 66.46%, while the Underlying Index increased 66.25%. The Fund had a net asset value of $24.02 per share on October 31, 2016 and ended the reporting period with a net asset value of $39.14 on October 31, 2017.

During the reporting period, the highest returns came from Lithium Americas and Samsung SDI, which returned 187.28% and 125.19%, respectively. The worst performers were Coslight Technology International Group and FDG Electric Vehicles, which returned -40.33% and -16.55%, respectively.

Lithium experienced a resurgence during the period due to the increased expectations for the adoption of electric vehicles (EVs). The vast majority of EVs run on lithium-ion batteries, which depend on the white metal for their battery chemistry. While EVs remain largely a niche product in the current automobile landscape, expectations for their adoption reached higher levels during the reporting period, forcing battery suppliers to aggressively lock up future supply. Excitement around EVs was driven by a combination of falling battery prices along with government regulations around the world that seek to eventually phase out internal combustion engines. Various governments including the United Kingdom, France, Norway, the Netherlands, China, and India have all laid out plans to promote EVs for their lower pollution output. In response to these new regulations, virtually all major automobile manufacturers have announced plans to electrify their vehicle fleets over the next few years with their fully electric vehicles or hybrid models.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Lithium & Battery Tech ETF	66.46%	66.16%	19.05%	19.02%	7.63%	7.83%	4.31%	4.34%
Solactive Global Lithium Index	66.25%	66.25%	19.19%	19.19%	8.45%	8.45%	5.02%	5.02%
MSCI ACWI Index	23.20%	23.20%	7.92%	7.92%	10.80%	10.80%	10.16%	10.16%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	14.88%	14.88%

Growth of a $10,000 Investment

(at Net Asset Value)

*Fund commenced operations on July 22, 2010.

**As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI ACWI Index. The new benchmark is a more appropriate comparison for the Fund.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

9

Management Discussion of Fund Performance (unaudited)
Global X Lithium & Battery Tech ETF

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices on previous page.

10

Management Discussion of Fund Performance (unaudited)
Global X Fertilizers/Potash ETF

Global X Fertilizers/Potash ETF

The Global X Fertilizers/Potash ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Fertilizers/Potash Total Return Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to track the performance of the largest listed companies globally that are active in some aspect of the fertilizer/potash industry, as defined by the index provider.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 23.99%, while the Underlying Index increased 24.42%. The Fund had a net asset value of $8.56 per share on October 31, 2016 and ended the reporting period with a net asset value of $10.28 on October 31, 2017.

During the reporting period, the highest returns came from Sociedad Quimica Y Minera De Chile ADR and OCI, which returned 112.97% and 71.08%, respectively. The worst performers were Sirius Minerals and Gubre Fabrikalari, which returned -68.32% and -24.52%, respectively.

The global fertilizer market struggled with low agricultural prices and feeble demand in a well-supplied market. Despite these headwinds, prices picked up toward the end of the reporting period on higher import demand from recovering economies like Brazil, supply outages, and limited exports from China. North America and Europe are the two major regions for potash and fertilizer production, while China, India, and Brazil are key importers. This dynamic makes the industry sensitive to exchange rate fluctuations, trade policies, and emerging market growth rates. Fortunately, the uptick in global growth and a strengthening emerging market economy drove additional demand.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Fertilizers/Potash ETF	23.99%	23.51%	1.17%	1.33%	-3.53%	-3.49%	-3.87%	-3.84%
Solactive Global Fertilizers/Potash Total Return Index	24.42%	24.42%	1.49%	1.49%	-3.31%	-3.31%	-3.59%	-3.59%
MSCI ACWI Index	23.20%	23.20%	7.92%	7.92%	10.80%	10.80%	8.37%	8.37%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	13.31%	13.31%

Growth of a $10,000 Investment

(at Net Asset Value)

*Fund commenced operations on May 25, 2011.

**As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI ACWI Index. The new benchmark is a more appropriate comparison for the Fund.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all

11

Management Discussion of Fund Performance (unaudited)
Global X Fertilizers/Potash ETF

capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices on previous page.

12

Schedule of Investments	October 31, 2017

Global X Silver Miners ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 99.8%
CANADA— 21.4%
Basic Materials — 21.4%
Alamos Gold, Cl A	1,129,379	$7,157,727
Alexco Resource * (A)	695,842	863,662
Americas Silver *	515,652	2,096,049
AuRico Metals *	1,896,501	1,912,537
Bear Creek Mining * (A)	1,131,672	1,711,861
Excellon Resources * (A)	759,990	990,445
First Majestic Silver * (A)	2,152,123	14,507,756
Fortuna Silver Mines *	2,072,986	8,731,917
Great Panther Silver * (A)	2,155,778	2,642,254
Klondex Mines *	2,117,047	6,125,658
MAG Silver *	916,538	9,776,121
Mandalay Resources	5,568,828	1,274,381
Primero Mining * (A)	1,796,559	118,461
Silvercorp Metals (A)	2,162,929	5,493,840
Tahoe Resources (A)	3,650,163	17,527,352
TOTAL CANADA		80,930,021
MEXICO— 11.2%
Basic Materials — 11.2%
Industrias Penoles	1,644,909	38,322,525
Minera Frisco *	6,791,140	4,000,792
TOTAL MEXICO		42,323,317
PERU— 4.1%
Basic Materials — 4.1%
Volcan Cia Minera SAA	31,868,700	15,700,317
SOUTH KOREA— 3.3%
Basic Materials — 3.3%
Korea Zinc	27,743	12,678,552
UNITED KINGDOM— 26.4%
Basic Materials — 26.4%
Fresnillo	2,567,335	44,389,012
Hochschild Mining	3,153,835	9,230,655
Polymetal International	4,003,277	46,489,772
TOTAL UNITED KINGDOM		100,109,439

The accompanying notes are an integral part of the financial statements.

13

Schedule of Investments	October 31, 2017

Global X Silver Miners ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
UNITED STATES— 33.4%
Basic Materials — 33.4%
Coeur d'Alene Mines *	2,162,578	$16,413,967
Endeavour Silver * (A)	1,590,018	3,307,237
Hecla Mining	3,734,605	17,627,335
McEwen Mining (A)	3,195,182	6,198,653
Pan American Silver	1,119,011	18,273,450
SSR Mining *	1,545,443	14,836,253
Wheaton Precious Metals (A)	2,394,686	49,665,788
TOTAL UNITED STATES		126,322,683
TOTAL COMMON STOCK
(Cost $396,258,834)		378,064,329

REPURCHASE AGREEMENTS (B) — 5.0%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $11,175,145 (collateralized by U.S Treasury Obligations, ranging in par value $0-$2,586,399, 0.000%-9.000%, 11/15/17-08/15/47, with a total market value of $11,398,315)	$11,174,819	11,174,819
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $7,637,631 (collateralized by U.S. Treasury Obligations, par value $7,403,706, 3.625%, 02/15/20 with a total market value of $7,784,353)	7,637,410	7,637,410
TOTAL REPURCHASE AGREEMENTS
(Cost $18,812,229)		18,812,229
TOTAL INVESTMENTS — 104.8%
(Cost $415,071,063)		$396,876,558

Percentages are based on Net Assets of $378,656,412.

*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $17,545,584.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $18,812,229.

Cl — Class

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$378,064,329	$—	$—	$378,064,329
Repurchase Agreements	—	18,812,229	—	18,812,229
Total Investments in Securities	$378,064,329	$18,812,229	$—	$396,876,558

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 investments.

As of October 31, 2017, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

14

Schedule of Investments	October 31, 2017

Global X Gold Explorers ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 99.8%
AUSTRALIA— 20.0%
Basic Materials — 20.0%
Beadell Resources *	1,489,849	$205,621
Gold Road Resources *	965,531	510,820
Independence Group	581,200	1,786,991
Metals X	533,256	408,873
Perseus Mining *	1,221,816	299,784
Regis Resources	589,239	1,757,493
Resolute Mining	791,403	625,011
Saracen Mineral Holdings *	1,023,542	1,141,882
Silver Lake Resources *	606,867	169,839
St. Barbara	648,485	1,441,951
Westgold Resources *	344,302	494,986
TOTAL AUSTRALIA		8,843,251
CANADA— 57.5%
Basic Materials — 57.5%
Alacer Gold *	367,851	573,563
Alamos Gold, Cl A	268,808	1,703,639
Argonaut Gold *	211,344	381,996
Asanko Gold * (A)	250,757	233,425
B2Gold *	722,211	1,837,601
China Gold International Resources *	304,650	472,655
Continental Gold *	175,207	421,334
Dalradian Resources * (A)	318,354	301,289
Dundee Precious Metals *	179,032	358,314
Eldorado Gold	871,588	1,095,317
Guyana Goldfields *	211,102	753,292
Kirkland Lake Gold	233,759	2,743,599
Klondex Mines *	206,467	597,411
Lundin Gold * (A)	79,068	302,999
Mandalay Resources	357,178	81,737
New Gold *	520,096	1,722,760
OceanaGold	651,555	1,748,802
Osisko Mining *	206,608	631,476
Premier Gold Mines *	249,347	663,455
Pretium Resources * (A)	182,101	2,051,126
Primero Mining * (A)	221,300	14,592
Richmont Mines *	79,159	689,594

The accompanying notes are an integral part of the financial statements.

15

Schedule of Investments	October 31, 2017

Global X Gold Explorers ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
Basic Materials — continued
Roxgold * (A)	424,302	$362,061
Sabina Gold & Silver *	227,467	375,847
SEMAFO *	411,635	1,034,596
SSR Mining *	151,178	1,453,026
Tahoe Resources	210,000	1,008,378
Teranga Gold *	107,851	219,199
Torex Gold Resources *	100,661	1,389,155
Wesdome Gold Mines *	165,634	229,994
TOTAL CANADA		25,452,232
INDONESIA— 1.2%
Basic Materials — 1.2%
Aneka Tambang Persero *	10,647,300	506,360
PERU— 2.1%
Basic Materials — 2.1%
Hochschild Mining	314,900	921,650
TURKEY— 1.1%
Basic Materials — 1.1%
Koza Altin Isletmeleri *	57,974	502,083
UNITED KINGDOM— 5.1%
Basic Materials — 5.1%
Centamin	1,022,648	1,891,731
Highland Gold Mining	198,952	377,143
TOTAL UNITED KINGDOM		2,268,874
UNITED STATES— 12.8%
Basic Materials — 12.8%
Coeur d'Alene Mines *	267,666	2,031,585
Gold Resource	81,757	296,778
Golden Star Resources * (A)	518,099	404,117
McEwen Mining (A)	340,374	660,326
Novagold Resources *	345,386	1,405,721
Seabridge Gold * (A)	64,270	874,072
TOTAL UNITED STATES		5,672,599
TOTAL COMMON STOCK
(Cost $42,345,043)		44,167,049

REPURCHASE AGREEMENTS (B) — 6.2%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $1,637,226 (collateralized by U.S Treasury Obligations, ranging in par value $0-$366,136, 0.000%-9.000%, 11/15/17-08/15/47, with a total market value of $1,669,922)	$1,637,178	1,637,178

The accompanying notes are an integral part of the financial statements.

16

Schedule of Investments	October 31, 2017

Global X Gold Explorers ETF

	Face Amount	Value
REPURCHASE AGREEMENTS — continued
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $1,118,958 (collateralized by U.S. Treasury Obligations, par value $1,084,687, 3.625%, 02/15/20 with a total market value of $1,140,454)	$1,118,926	$1,118,926
TOTAL REPURCHASE AGREEMENTS
(Cost $2,756,104)		2,756,104
TOTAL INVESTMENTS — 106.0%
(Cost $45,101,147)		$46,923,153

Percentages are based on Net Assets of $44,255,790.

*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $2,577,054.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $2,756,104.

Cl — Class

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$44,167,049	$—	$—	$44,167,049
Repurchase Agreements	—	2,756,104	—	2,756,104
Total Investments in Securities	$44,167,049	$2,756,104	$—	$46,923,153

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 investments.

As of October 31, 2017, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

17

Schedule of Investments	October 31, 2017

Global X Copper Miners ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 100.0%
AUSTRALIA— 6.0%
Basic Materials — 6.0%
OZ Minerals	474,349	$2,927,833
Sandfire Resources	241,186	1,061,492
TOTAL AUSTRALIA		3,989,325
CANADA— 28.8%
Basic Materials — 28.8%
Altius Minerals	71,585	662,485
Capstone Mining *	552,444	629,969
First Quantum Minerals	262,835	2,942,137
HudBay Minerals, Cl B	411,238	3,059,322
Ivanhoe Mines, Cl A *	851,278	3,083,910
Lundin Mining	424,357	3,239,216
Nevsun Resources	473,543	1,116,725
Northern Dynasty Minerals *	467,204	931,436
Taseko Mines *	335,448	736,419
Teck Resources, Cl B	134,281	2,745,828
TOTAL CANADA		19,147,447
HONG KONG— 12.1%
Basic Materials — 12.1%
Jiangxi Copper, Cl H	1,898,529	3,027,212
Jinchuan Group International Resources *	2,946,700	419,241
MMG *	3,361,900	1,521,124
Zijin Mining Group, Cl H	8,996,160	3,113,337
TOTAL HONG KONG		8,080,914
JAPAN— 1.0%
Basic Materials — 1.0%
Nittetsu Mining	9,000	664,525
MEXICO— 4.8%
Basic Materials — 4.8%
Grupo Mexico, Cl B	973,978	3,173,915
PHILIPPINES— 0.8%
Basic Materials — 0.8%
Philex Mining	3,667,700	540,653

The accompanying notes are an integral part of the financial statements.

18

Schedule of Investments	October 31, 2017

Global X Copper Miners ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
POLAND— 4.7%
Basic Materials — 4.7%
KGHM Polska Miedz	93,719	$3,166,591
SWEDEN— 4.8%
Basic Materials — 4.8%
Boliden	91,100	3,188,359
UNITED KINGDOM— 23.0%
Basic Materials — 23.0%
Antofagasta	246,397	3,123,153
Central Asia Metals	212,078	682,951
Glencore	663,470	3,198,231
KAZ Minerals *	291,497	3,147,071
SolGold * (A)	1,005,956	444,174
Vedanta ADR	160,977	3,316,126
Vedanta Resources	118,177	1,393,567
TOTAL UNITED KINGDOM		15,305,273
UNITED STATES— 14.0%
Basic Materials — 14.0%
Freeport-McMoRan Copper & Gold *	219,933	3,074,663
Southern Copper	75,524	3,243,756
Turquoise Hill Resources *	980,152	3,009,067
TOTAL UNITED STATES		9,327,486
TOTAL COMMON STOCK
(Cost $62,888,525)		66,584,488

REPURCHASE AGREEMENTS (B) — 0.6%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $221,609 (collateralized by U.S Treasury Obligations, ranging in par value $0-$73,904, 0.000%-9.000%, 11/15/17-08/15/47, with a total market value of $226,034)	$221,602	221,602
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $151,458 (collateralized by U.S. Treasury Obligations, par value $146,819, 3.625%, 02/15/20 with a total market value of $154,368)	151,454	151,454
TOTAL REPURCHASE AGREEMENTS
(Cost $373,056)		373,056
TOTAL INVESTMENTS — 100.6%
(Cost $63,261,581)		$66,957,544

Percentages are based on Net Assets of $66,567,442.

*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $313,496.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $373,056.

The accompanying notes are an integral part of the financial statements.

19

Schedule of Investments	October 31, 2017

Global X Copper Miners ETF

ADR — American Depositary Receipt
Cl — Class

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$66,584,488	$—	$—	$66,584,488
Repurchase Agreements	—	373,056	—	373,056
Total Investments in Securities	$66,584,488	$373,056	$—	$66,957,544

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in
Common Stock
Beginning Balance as of October 31, 2016	$199,385
Net purchases	128,512
Net sales	(225,369)
Realized gain/(loss)	(1,312,844)
Change in unrealized appreciation/(depreciation)	1,210,316
Ending Balance as of October 31, 2017	$-

As of October 31, 2017, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

20

Schedule of Investments	October 31, 2017

Global X Uranium ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 98.3%
AUSTRALIA— 14.5%
Basic Materials — 13.2%
Berkeley Energia * (G)	18,795,849	$11,385,222
Energy Resources of Australia * (A)	18,692,785	8,097,947
Greenland Minerals & Energy * (G)	88,149,393	6,758,834
Paladin Energy *(B) (C) (F)	29,982,387	533,687
Peninsula Energy * (A) (G)	20,264,750	4,506,006
		31,281,696
Industrials — 1.3%
Silex Systems * (G)	13,127,049	3,019,540
TOTAL AUSTRALIA		34,301,236
CANADA— 61.2%
Basic Materials — 48.6%
Cameco (A)	6,772,733	55,060,307
Denison Mines * (A)	27,282,392	11,216,871
Energy Fuels * (A) (G)	7,373,981	10,182,054
Fission Uranium * (A) (G)	24,991,178	10,856,458
Laramide Resources * (G)	11,820,655	2,246,576
Mega Uranium * (A) (G)	32,758,903	3,684,773
Uex * (A) (G)	29,487,476	3,545,542
Uranium Participation * (G)	6,624,571	18,037,580
		114,830,161
Energy — 12.6%
NexGen Energy * (A)	15,870,393	29,793,151
TOTAL CANADA		144,623,312
CHINA— 5.7%
Utilities — 5.7%
CGN Power, Cl H (D)	45,679,200	13,407,851
HONG KONG— 8.7%
Industrials — 8.7%
CGN Mining	161,388,900	11,791,083
CNNC International *	19,246,200	8,634,123
TOTAL HONG KONG		20,425,206

The accompanying notes are an integral part of the financial statements.

21

Schedule of Investments	October 31, 2017

Global X Uranium ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
UNITED STATES— 8.2%
Basic Materials — 8.2%
Centrus Energy, Cl A * (A) (G)	663,497	$2,647,353
Uranium Energy * (A)	7,560,720	8,014,363
Ur-Energy * (A) (G)	16,567,711	8,780,887
TOTAL UNITED STATES		19,442,603
TOTAL COMMON STOCK
(Cost $356,135,608)		232,200,208

REPURCHASE AGREEMENTS (E) — 16.2%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $22,754,845 (collateralized by U.S Treasury Obligations, ranging in par value $0-$6,232,063, 0.000%-9.000%, 11/15/17-08/15/47, with a total market value of $23,209,265)	$22,754,182	22,754,182
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $15,551,755 (collateralized by U.S. Treasury Obligations, par value $15,075,436, 3.625%, 02/15/20 with a total market value of $15,850,510)	15,551,306	15,551,306
TOTAL REPURCHASE AGREEMENTS
(Cost $38,305,488)		38,305,488
TOTAL INVESTMENTS — 114.5%
(Cost $394,441,096)		$270,505,696

Percentages are based on Net Assets of $236,218,206.

*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $34,989,365.
(B)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of October 31, 2017, was $533,687 and represents 0.2% of Net Assets.
(C)	Security considered illiquid. The total value of such securities as of October 31, 2017 was $533,687 and represented 0.2% of Net Assets.
(D)	Security sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." The total value of such securities as of October 31, 2017 was $13,407,851 and represents 5.7% of Net Assets.
(E)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $38,305,488.
(F)	Level 3 security in accordance with fair value hierarchy.
(G)	Affiliated investment.

Cl — Class

The accompanying notes are an integral part of the financial statements.

22

Schedule of Investments	October 31, 2017

Global X Uranium ETF

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$231,666,521	$—	$533,687	$232,200,208
Repurchase Agreements	—	38,305,488	—	38,305,488
Total Investments in Securities	$231,666,521	$38,305,488	$533,687	$270,505,696

(1) A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended October 31, 2017, the transfers into Level 3 were due to change in the availability of observable inputs to determine to fair value.

The following is a summary of the transactions with affiliates for the year ended October 31, 2017:

			Changes in
			Unrealized
Value At	Purchases at	Proceeds from	Appreciation	Realized Gain	Value at	Dividend
10/31/2016	Cost	Sales	(Depreciation)	(Loss)	10/31/2017	Income
Global X Uranium ETF
Berkeley Energia
$4,210,559	$10,005,040	($1,533,658)	($1,919,834)	$623,115	$11,385,222	$—
Centrus Energy
1,194,857	2,837,249	(403,328)	(1,054,123)	72,698	2,647,353	—
Energy Fuels
3,429,134	11,509,007	(1,341,196)	(1,976,881)	(1,438,010)	10,182,054	—
Fission Uranium
3,898,032	11,022,385	(1,541,097)	(1,954,444)	(568,418)	10,856,458	—
Greenland Minerals & Energy
2,742,170	5,900,412	(1,684,343)	62,046	(261,451)	6,758,834	—
Laramide Resources
754,709	3,181,251	(428,122)	(1,222,153)	(39,109)	2,246,576	—
Mega Uranium
1,427,276	4,049,328	(661,899)	(1,080,585)	(49,347)	3,684,773	—
Peninsula Energy
3,758,629	6,960,917	(937,462)	(4,626,614)	(649,464)	4,506,006	—
Silex Systems
1,566,493	3,983,781	(730,586)	(1,580,817)	(219,331)	3,019,540	—
Uex
1,775,662	4,693,049	(722,185)	(1,979,029)	(221,955)	3,545,542	—
Uranium Participation
8,217,013	15,769,919	(3,607,590)	(1,717,265)	(624,497)	18,037,580	—
Ur-Energy
3,809,307	8,702,449	(1,662,175)	(1,313,508)	(755,186)	8,780,887	—
Totals:
$36,783,841	$88,614,787	($15,253,641)	($20,363,207)	($4,130,955)	$85,650,825	$—

The accompanying notes are an integral part of the financial statements.

23

Schedule of Investments	October 31, 2017

Global X Lithium & Battery Tech ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 99.9%
AUSTRALIA— 9.2%
Basic Materials — 9.2%
Altura Mining *	16,092,538	$4,380,315
Galaxy Resources * (A)	11,812,816	31,248,200
Lithium Australia NL *	4,788,020	770,953
Neometals *	5,027,665	1,657,629
Orocobre *	6,113,200	22,686,445
Pilbara Minerals * (A)	43,319,149	26,904,034
TOTAL AUSTRALIA		87,647,576
CANADA— 3.4%
Basic Materials — 3.3%
Lithium Americas * (A)	8,889,327	14,481,101
Millennial Lithium *	337,387	641,221
Nemaska Lithium * (A)	11,075,187	15,894,109
		31,016,431
Financials — 0.1%
Lithium X Energy *	579,792	908,525
TOTAL CANADA		31,924,956
CHILE— 9.1%
Basic Materials — 9.1%
Sociedad Quimica y Minera de Chile ADR	1,443,553	86,237,856
CHINA— 4.2%
Consumer Goods — 4.2%
BYD, Cl H	4,527,938	39,668,354
FRANCE— 0.4%
Industrials — 0.4%
Blue Solutions *	119,516	3,344,293
HONG KONG— 2.1%
Consumer Goods — 1.9%
FDG Electric Vehicles *	404,556,100	17,630,428

The accompanying notes are an integral part of the financial statements.

24

Schedule of Investments	October 31, 2017

Global X Lithium & Battery Tech ETF

	Shares	Value
COMMON STOCK — continued
Industrials — 0.2%
Coslight Technology International Group *	4,307,973	$1,899,488
TOTAL HONG KONG		19,529,916
JAPAN— 9.3%
Consumer Goods — 4.9%
Panasonic	3,140,220	46,994,140
Industrials — 4.4%
GS Yuasa	8,418,294	42,006,272
TOTAL JAPAN		89,000,412
SOUTH KOREA— 11.8%
Basic Materials — 5.2%
LG Chemical	136,898	49,304,541
Industrials — 6.6%
L&F	466,806	13,478,979
Samsung SDI	262,263	48,222,589
Vitzrocell *(B) (C) (E)	123,568	1,005,393
		62,706,961
TOTAL SOUTH KOREA		112,011,502
SWITZERLAND— 0.0%
Consumer Goods — 0.0%
Leclanche *	112,853	263,792
TAIWAN— 4.4%
Consumer Goods — 0.0%
SYNergy ScienTech	82,300	96,300
Industrials — 4.4%
Advanced Lithium Electrochemistry Cayman *	4,161,729	3,753,346
Changs Ascending Enterprise *	1,294,651	2,008,974
Dynapack International Technology	4,778,800	8,112,686
Simplo Technology	4,829,680	27,783,932
		41,658,938
TOTAL TAIWAN		41,755,238
UNITED KINGDOM— 0.3%
Basic Materials — 0.3%
Bacanora Minerals *	2,374,977	2,586,159
UNITED STATES— 45.7%
Basic Materials — 36.3%
Albemarle	1,290,772	181,856,867
FMC	1,756,619	163,119,641
		344,976,508
Consumer Goods — 4.4%
Tesla * (A)	126,684	41,999,546

The accompanying notes are an integral part of the financial statements.

25

Schedule of Investments	October 31, 2017

Global X Lithium & Battery Tech ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
Industrials — 5.0%
CBAK Energy Technology * (A)	604,678	$1,088,420
EnerSys	619,656	42,985,537
Highpower International *	222,219	1,255,537
Ultralife *	343,487	2,576,153
		47,905,647
TOTAL UNITED STATES		434,881,701
TOTAL COMMON STOCK
(Cost $807,001,075)		948,851,755

REPURCHASE AGREEMENTS (D) — 4.5%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $25,502,427 (collateralized by U.S Treasury Obligations, ranging in par value $1-$4,457,772, 0.000%-9.000%, 11/15/17-08/15/47, with a total market value of $26,011,716)	$25,501,683	25,501,683
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $17,429,584 (collateralized by U.S. Treasury Obligations, par value $16,895,751, 3.625%, 02/15/20 with a total market value of $17,764,412)	17,429,080	17,429,080
TOTAL REPURCHASE AGREEMENTS
(Cost $42,930,763)		42,930,763
TOTAL INVESTMENTS — 104.4%
(Cost $849,931,838)		$991,782,518

Percentages are based on Net Assets of $950,070,825.

*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $42,168,968.
(B)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of October 31, 2017, was $1,005,393 and represents 0.1% of Net Assets.
(C)	Security considered illiquid. The total value of such securities as of October 31, 2017 was $1,005,393 and represented 0.1% of Net Assets.
(D)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $42,930,763.
(E)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

Cl — Class

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$947,846,362	$—	$1,005,393	$948,851,755
Repurchase Agreements	—	42,930,763	—	42,930,763
Total Investments in Securities	$947,846,362	$42,930,763	$1,005,393	$991,782,518

(1) A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended October 31, 2017, the transfers into Level 3 were due to change in the availability of observable inputs to determine to fair value.

The accompanying notes are an integral part of the financial statements.

26

Schedule of Investments	October 31, 2017

Global X Fertilizers/Potash ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.6%
AUSTRALIA— 9.0%
Basic Materials — 9.0%
Incitec Pivot	253,301	$741,912
Nufarm	93,463	650,696
TOTAL AUSTRALIA		1,392,608
BELGIUM— 4.4%
Basic Materials — 4.4%
Tessenderlo Group *	14,203	681,683
CANADA— 11.0%
Basic Materials — 11.0%
Agrium	7,826	852,658
Potash Corp of Saskatchewan	43,355	844,499
TOTAL CANADA		1,697,157
CHILE— 7.9%
Basic Materials — 7.9%
Sociedad Quimica y Minera de Chile ADR	20,468	1,222,758
GERMANY— 4.2%
Basic Materials — 4.2%
K+S	26,972	654,183
HONG KONG— 3.0%
Basic Materials — 3.0%
China BlueChemical	997,201	297,813
Sinofert Holdings	971,365	171,817
TOTAL HONG KONG		469,630
ISRAEL— 6.9%
Basic Materials — 6.9%
Israel Chemicals	164,609	686,397
The Israel Corp *	1,982	369,827
TOTAL ISRAEL		1,056,224
MALAYSIA— 4.7%
Basic Materials — 4.7%
Petronas Chemicals Group	411,800	716,893
NETHERLANDS— 4.5%
Basic Materials — 4.5%
OCI *	29,359	696,516

The accompanying notes are an integral part of the financial statements.

27

Schedule of Investments	October 31, 2017

Global X Fertilizers/Potash ETF

	Shares	Value
COMMON STOCK — continued
NORWAY— 5.5%
Basic Materials — 5.5%
Yara International	17,812	$844,241
POLAND— 3.4%
Basic Materials — 3.4%
Grupa Azoty	25,798	517,541
RUSSIA— 3.9%
Basic Materials — 3.9%
PhosAgro PJSC GDR	43,956	604,395
SOUTH KOREA— 0.5%
Basic Materials — 0.5%
Namhae Chemical	8,949	72,528
TAIWAN— 3.4%
Basic Materials — 3.4%
Taiwan Fertilizer	398,197	520,200
TURKEY— 0.6%
Basic Materials — 0.6%
Bagfas Bandirma Gubre Fabrik	15,045	41,530
Gubre Fabrikalari	43,055	53,528
TOTAL TURKEY		95,058
UNITED KINGDOM— 4.7%
Basic Materials — 4.7%
Sirius Minerals *	2,036,200	724,665
UNITED STATES— 22.0%
Basic Materials — 22.0%
CF Industries Holdings	25,178	956,261
Compass Minerals International	10,223	670,629
CVR Partners (A)	31,684	112,795
Mosaic	30,257	675,941
Rentech Escrow Shares *(B) (C) (D)	7,168	—
Scotts Miracle-Gro, Cl A	7,884	785,404
Terra Nitrogen	2,554	195,892
TOTAL UNITED STATES		3,396,922
TOTAL COMMON STOCK
(Cost $16,370,255)		15,363,202

The accompanying notes are an integral part of the financial statements.

28

Schedule of Investments	October 31, 2017

Global X Fertilizers/Potash ETF

	Number Of Rights	Value
RIGHTS — 0.2%
Australia — 0.2%
Nufarm *
(Cost $–)	20,081	$26,175
TOTAL INVESTMENTS — 99.8%
(Cost $16,370,255)		$15,389,377

Percentages are based on Net Assets of $15,417,575.

*	Non-income producing security.
(A)	Security considered Master Limited Partnership. At October 31, 2017, these securities amounted to $308,687 or 2.0% of net assets.
(B)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of October 31, 2017, was $0 and represents –% of Net Assets.
(C)	Security considered illiquid. The total value of such securities as of October 31, 2017 was $0 and represented –% of Net Assets.
(D)	Level 3 security in accordance with fair value hierarchy.

Amounts designated as “—“ are $0 or have been rounded to $0.

ADR — American Depositary Receipt
Cl — Class
GDR — Global Depositary Receipt
PJSC — Public Joint Stock Company

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)		Total
Common Stock	$15,363,202	$—	$—	(2)	$15,363,202
Right	26,175	—	—		26,175
Total Investments in Securities	$15,389,377	$—	$—		$15,389,377

(1) A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

(2) Amounts designated as “—“ are $0 or have been rounded to $0.

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 investments.

The accompanying notes are an integral part of the financial statements.

29

Statements of Assets and Liabilities
October 31, 2017

	Global X Silver Miners ETF	Global X Gold Explorers ETF	Global X Copper Miners ETF
Assets:
Cost of Investments	$396,258,834	$42,345,043	$62,888,525
Cost of Repurchase Agreements	18,812,229	2,756,104	373,056
Cost of Foreign Currency	125,919	1	75
Investments, at Value	$378,064,329 *	$44,167,049 *	$66,584,488	*
Repurchase Agreements, at Value	18,812,229	2,756,104	373,056
Cash	524,079	84,019	—
Foreign Currency, at Value	125,919	1	11
Receivable for Investment Securities Sold	10,641,523	4,781,215	12,131,305
Dividend and Interest Receivable	272,392	4,742	14,786
Reclaim Receivable	19,070	—	—
Unrealized Appreciation on Spot Contracts	5,250	541	216
Receivable for Capital Shares Sold	—	1,088,853	—
Total Assets	408,464,791	52,882,524	79,103,862
Liabilities:
Obligation to Return Securities Lending Collateral	18,812,229	2,756,104	373,056
Payable for Investment Securities Purchased	10,780,673	5,845,192	8,268,485
Payable due to Investment Adviser	211,723	25,438	34,649
Payable for Capital Shares Redeemed	—	—	3,847,906
Cash Overdraft	—	—	11,569
Unrealized Depreciation on Spot Contracts	3,754	—	755
Total Liabilities	29,808,379	8,626,734	12,536,420
Net Assets	$378,656,412	$44,255,790	$66,567,442
Net Assets Consist of:
Paid-in Capital	$688,768,977	$109,954,852	$88,721,340
Undistributed (Distributions in Excess of) Net Investment Income	(3,389,457)	(3,848,873)	510,601
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(288,520,139)	(63,669,525)	(26,370,561)
Net Unrealized Appreciation (Depreciation) on Investments	(18,194,505)	1,822,006	3,695,963
Net Unrealized Appreciation (Depreciation) on Foreign Currency Translations	(8,464)	(2,670)	10,099
Net Assets	$378,656,412	$44,255,790	$66,567,442
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	11,847,318	2,062,054	2,599,374
Net Asset Value, Offering and Redemption Price Per Share	$31.96	$21.46	$25.61
*Includes Market Value of Securities on Loan	$17,545,584	$2,577,054	$313,496

The accompanying notes are an integral part of the financial statements.

30

Statements of Assets and Liabilities
October 31, 2017

	Global X Uranium ETF	Global X Lithium & Battery Tech ETF	Global X Fertilizers/Potash ETF
Assets:
Cost of Investments	$214,157,385	$807,001,075	$16,370,255
Cost of Repurchase Agreements	38,305,488	42,930,763	—
Cost of Affiliated Investments	141,978,223	—	—
Cost of Foreign Currency	5	327,593	—
Investments, at Value	$146,549,383 *	$948,851,755 *	$15,389,377
Repurchase Agreements, at Value	38,305,488	42,930,763	—
Affiliated Investments, at Value	85,650,825	—	—
Cash	3,597,733	2,869,155	8,018
Foreign Currency, at Value	6	327,599	—
Receivable for Investment Securities Sold	440,664	103,722,487	—
Dividend and Interest Receivable	152,205	456,122	12,878
Unrealized Appreciation on Spot Contracts	13	634	—
Receivable for Capital Shares Sold	—	11,710,509	—
Reclaim Receivable	—	—	16,288
Total Assets	274,696,317	1,110,869,024	15,426,561
Liabilities:
Obligation to Return Securities Lending Collateral	38,305,488	42,930,763	—
Payable due to Investment Adviser	147,648	548,037	8,699
Payable for Investment Securities Purchased	24,975	117,316,100	—
Unrealized Depreciation on Spot Contracts	—	3,299	—
Due to Broker	—	—	287
Total Liabilities	38,478,111	160,798,199	8,986
Net Assets	$236,218,206	$950,070,825	$15,417,575
Net Assets Consist of:
Paid-in Capital	$704,113,886	$866,682,616	$23,846,007
Undistributed (Distributions in Excess of) Net Investment Income	(2,023,138)	1,268,358	(6,886)
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(341,937,166)	(59,728,570)	(7,439,540)
Net Unrealized Appreciation (Depreciation) on Investments	(123,935,400)	141,850,680	(980,878)
Net Unrealized Appreciation (Depreciation) on Foreign Currency Translations	24	(2,259)	(1,128)
Net Assets	$236,218,206	$950,070,825	$15,417,575
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	19,881,666	24,274,628	1,500,000
Net Asset Value, Offering and Redemption Price Per Share	$11.88	$39.14	$10.28
*Includes Market Value of Securities on Loan	$34,989,365	$42,168,968	$—

The accompanying notes are an integral part of the financial statements.

31

Statements of Operations
For the year ended October 31, 2017

	Global X Silver Miners ETF	Global X Gold Explorers ETF	Global X Copper Miners ETF
Investment Income:
Dividend Income	$4,186,228	$277,566	$705,446
Interest Income	4,532	675	147
Security Lending Income	312,086	181,991	6,341
Less: Foreign Taxes Withheld	(219,200)	(4,272)	(35,646)
Total Investment Income	4,283,646	455,960	676,288
Supervision and Administration Fees(1)	2,294,867	306,855	285,663
Custodian Fees	7,268	4,245	342
Total Expenses	2,302,135	311,100	286,005
Net Investment Income	1,981,511	144,860	390,283
Net Realized Gain (Loss) on:
Investments (2)	(21,799,629)	(998,644)	962,047
Foreign Currency Transactions	199,656	8,728	3,414
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(21,599,973)	(989,916)	965,461
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(62,677,118)	(10,308,062)	8,347,999
Foreign Currency Translations	(19,932)	(2,674)	10,893
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(62,697,050)	(10,310,736)	8,358,892
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions and Translations	(84,297,023)	(11,300,652)	9,324,353
Net Increase (Decrease) in Net Assets Resulting from Operations	$(82,315,512)	$(11,155,792)	$9,714,636

(1)	The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)
(2)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

32

Statements of Operations
For the year ended October 31, 2017

	Global X Uranium ETF	Global X Lithium & Battery Tech ETF	Global X Fertilizers/Potash ETF
Investment Income:
Dividend Income	$2,330,536	$4,497,277	$332,127
Interest Income	6,008	2,254	—
Security Lending Income	2,456,925	839,826	—
Less: Foreign Taxes Withheld	(273,197)	(532,609)	(34,612)
Total Investment Income	4,520,272	4,806,748	297,515
Supervision and Administration Fees(1)	1,683,748	2,031,441	95,455
Custodian Fees	9,820	4,695	212
Total Expenses	1,693,568	2,036,136	95,667
Net Investment Income	2,826,704	2,770,612	201,848
Net Realized Gain (Loss) on:
Investments (2)	(34,027,603)	6,429,877	(961,950)
Affiliated Investments (2)	(4,130,955)	—	—
Foreign Currency Transactions	181,491	(105,919)	(5,756)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(37,977,067)	6,323,958	(967,706)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	10,038,309	142,520,950	3,596,195
Affiliated Investments	(20,363,207)	—	—
Foreign Currency Translations	25	(2,246)	338
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(10,324,873)	142,518,704	3,596,533
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions and Translations	(48,301,940)	148,842,662	2,628,827
Net Increase (Decrease) in Net Assets Resulting from Operations	$(45,475,236)	$151,613,274	$2,830,675

(1)	The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)
(2)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

33

Statements of Changes in Net Assets

	Global X Silver Miners ETF		Global X Gold Explorers ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income (Loss)	$1,981,511	$471,099	$144,860	$(118,964)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(1)	(21,599,973)	(32,611,236)	(989,916)	1,204,342
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(62,697,050)	168,065,426	(10,310,736)	24,561,938
Net Increase (Decrease) in Net Assets Resulting from Operations	(82,315,512)	135,925,289	(11,155,792)	25,647,316
Dividends and Distributions from:
Net Investment Income	(9,132,632)	(492,527)	(15,400,105)	(2,809,410)
Return of Capital	(91,018)	—	—	—
Total Dividends and Distributions	(9,223,650)	(492,527)	(15,400,105)	(2,809,410)
Capital Share Transactions:
Issued	137,114,616	145,373,948	4,463,722	23,235,210
Redeemed	(46,536,334)	(44,945,232)	(5,726,129)	(3,092,103)
Increase (Decrease) in Net Assets from Capital Share Transactions	90,578,282	100,428,716	(1,262,407)	20,143,107
Total Increase (Decrease) in Net Assets	(960,880)	235,861,478	(27,818,304)	42,981,013
Net Assets:
Beginning of Year	379,617,292	143,755,814	72,074,094	29,093,081
End of Year	$378,656,412	$379,617,292	$44,255,790	$72,074,094
Undistributed (Distributions in Excess of) Net Investment Income	$(3,389,457)	$269,857	$(3,848,873)	$(938,905)
Share Transactions:
Issued	3,850,000	3,550,000	200,000	700,000
Redeemed	(1,350,000)	(1,102,682)	(200,000)	(100,325)
Net Increase in Shares Outstanding from Share Transactions	2,500,000	2,447,318	—	599,675

(1)	Includes realized gain (loss) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

34

Statements of Changes in Net Assets

	Global X Copper Miners ETF		Global X Uranium ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$390,283	$117,560	$2,826,704	$840,773
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(1)	965,461	(5,332,136)	(37,977,067)	(39,099,245)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	8,358,892	10,560,257	(10,324,873)	14,843,464
Net Increase (Decrease) in Net Assets Resulting from Operations	9,714,636	5,345,681	(45,475,236)	(23,415,008)
Dividends and Distributions from:
Net Investment Income	(232,862)	(205,898)	(9,254,190)	(2,421,696)
Total Dividends and Distributions	(232,862)	(205,898)	(9,254,190)	(2,421,696)
Capital Share Transactions:
Issued	52,074,785	4,973,174	220,075,566	4,984,570
Redeemed	(20,492,970)	(3,588,508)	(31,564,623)	(18,767,601)
Increase (Decrease) in Net Assets from Capital Share Transactions	31,581,815	1,384,666	188,510,943	(13,783,031)
Total Increase (Decrease) in Net Assets	41,063,589	6,524,449	133,781,517	(39,619,735)
Net Assets:
Beginning of Year	25,503,853	18,979,404	102,436,689	142,056,424
End of Year	$66,567,442	$25,503,853	$236,218,206	$102,436,689
Undistributed (Distributions in Excess of) Net Investment Income	$510,601	$76,960	$(2,023,138)	$2,129,397
Share Transactions:
Issued	2,100,000	433,333	13,800,000	350,000
Redeemed	(950,000)	(250,626)	(2,400,000)	(1,375,870)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	1,150,000	182,707	11,400,000	(1,025,870)

(1) Includes realized gain (loss) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

35

Statements of Changes in Net Assets

	Global X Lithium & Battery Tech ETF		Global X Fertilizers/Potash ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$2,770,612	$845,396	$201,848	$189,722
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(1)	6,323,958	(2,510,956)	(967,706)	(2,765,323)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	142,518,704	8,280,377	3,596,533	1,328,868
Net Increase (Decrease) in Net Assets Resulting from Operations	151,613,274	6,614,817	2,830,675	(1,246,733)
Dividends and Distributions from:
Net Investment Income	(2,450,314)	(97,361)	(403,740)	(363,096)
Total Dividends and Distributions	(2,450,314)	(97,361)	(403,740)	(363,096)
Capital Share Transactions:
Issued	717,180,556	77,405,685	2,812,869	2,166,918
Redeemed	(28,576,935)	(12,349,856)	(946,901)	(915,034)
Increase in Net Assets from Capital Share Transactions	688,603,621	65,055,829	1,865,968	1,251,884
Total Increase (Decrease) in Net Assets	837,766,581	71,573,285	4,292,903	(357,945)
Net Assets:
Beginning of Year	112,304,244	40,730,959	11,124,672	11,482,617
End of Year	$950,070,825	$112,304,244	$15,417,575	$11,124,672
Undistributed (Distributions in Excess of) Net Investment Income	$1,268,358	$710,566	$(6,886)	$195,160
Share Transactions:
Issued	20,500,000	3,200,000	300,000	250,000
Redeemed	(900,000)	(500,372)	(100,000)	(100,000)
Net Increase in Shares Outstanding from Share Transactions	19,600,000	2,699,628	200,000	150,000

(1) Includes realized gain (loss) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

36

Financial Highlights

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

												Ratio of
			Net Realized									Net
	Net		and					Net			Ratio of	Investment
	Asset		Unrealized					Asset			Expenses	Income
	Value,	Net	Gain (Loss)		Distribution			Value,		Net Assets	to	(Loss) to
	Beginning	Investment	on	Total from	from Net		Total from	End of	Total	End of	Average	Average	Portfolio
	of Period	Income	Investments	Operations	Investment	Return of	Distributions	Period	Return	Period	Net Assets	Net Assets	Turnover
	($)	(Loss) ($)*	($)	($)	Income ($)	Capital	($)	($)	(%)**	($)(000)	(%)	(%)	(%)††
Global X Silver Miners ETF
2017	40.61	0.20	(7.78)	(7.58)	(1.06)	(0.01)	(1.07)	31.96	(18.61)	378,656	0.65	0.56	24.46
2016	20.83	0.05	19.80	19.85	(0.07)	—	(0.07)	40.61	95.69	379,617	0.65	0.17	27.45
2015(1)	26.16	0.06	(5.37)	(5.31)	(0.02)	—	(0.02)	20.83	(20.35)	143,756	0.65	0.22	26.75
2014(1)	38.64	0.09	(12.35)	(12.26)	(0.22)	—	(0.22)	26.16	(31.85)	170,965	0.65	0.24	24.23
2013(1)	74.94	0.34	(36.03)	(35.69)	(0.61)	—	(0.61)	38.64	(47.97)	218,240	0.65	0.67	23.79
Global X Gold Explorers ETF
2017	34.95	0.07	(5.51)	(5.44)	(8.05)	—	(8.05)	21.46	(13.61)	44,256	0.66	0.31	84.00
2016	19.89	(0.06)	17.04	16.98	(1.92)	—	(1.92)	34.95	95.95	72,074	0.66	(0.22)	17.06
2015(2)	19.28	0.14	0.50	0.64	(0.03)	—	(0.03)	19.89	3.36	29,093	0.65	0.70	57.53
2014(2)	26.96	0.01	(7.69)	(7.68)	—	—	—	19.28	28.49	27,714	0.65	0.02	29.94
2013(2)(3)	69.44	(0.25)	(39.35)	(39.60)	(2.88)	—	(2.88)	26.96	(59.16)	32,020	0.65	(0.65)	31.73
Global X Copper Miners ETF
2017	17.60	0.20	7.93	8.13	(0.12)	—	(0.12)	25.61	46.38	66,567	0.65	0.89	43.58
2016	14.98	0.07	2.69	2.76	(0.14)	—	(0.14)	17.60	18.88	25,504	0.65	0.57	34.73
2015(1)	24.96	0.21	(9.68)	(9.47)	(0.51)	—	(0.51)	14.98	(38.64)	18,979	0.65	1.07	29.72
2014(1)	29.40	0.45	(4.69)	(4.24)	(0.20)	—	(0.20)	24.96	(14.49)	27,053	0.65	1.59	15.77
2013(1)	38.79	0.52	(8.63)	(8.11)	(1.28)	—	(1.28)	29.40	(21.69)	32,828	0.65	1.63	37.06
Global X Uranium ETF
2017	12.08	0.16	0.58	0.74	(0.94)	—	(0.94)	11.88	5.75	236,218	0.69	1.16	11.95
2016	14.94	0.09	(2.68)	(2.59)	(0.27)	—	(0.27)	12.08	(17.53)	102,437	0.70	0.71	14.48
2015(2)	23.26	0.15	(7.50)	(7.35)	(0.97)	—	(0.97)	14.94	(33.01)	142,056	0.69	0.74	22.37
2014(2)	28.94	0.09	(5.60)	(5.51)	(0.17)	—	(0.17)	23.26	(19.18)	212,357	0.69	0.30	20.90
2013(2)(4)	42.06	0.18	(12.56)	(12.38)	(0.74)	—	(0.74)	28.94	(29.88)	118,871	0.69	0.51	73.16
Global X Lithium & Battery Tech ETF
2017	24.02	0.33	15.31	15.64	(0.52)	—	(0.52)	39.14	66.46	950,071	0.75	1.02	68.13
2016	20.62	0.27	3.18	3.45	(0.05)	—	(0.05)	24.02	16.76	112,304	0.76	1.21	44.90
2015(2)	24.00	0.08	(3.22)	(3.14)	(0.24)	—	(0.24)	20.62	(13.18)	40,731	0.75	0.35	31.14
2014(2)	25.88	0.20	(2.00)	(1.80)	(0.08)	—	(0.08)	24.00	(6.97)	50,389	0.75	0.75	43.37
2013(2)	28.82	0.06	(2.31)	(2.25)	(0.69)	—	(0.69)	25.88	(8.00)	51,105	0.75	0.21	38.46
Global X Fertilizers/Potash ETF
2017	8.56	0.14	1.87	2.01	(0.29)	—	(0.29)	10.28	23.99	15,418	0.69	1.46	23.56
2016	9.98	0.18 ‡‡	(1.27)	(1.09)	(0.33)	—	(0.33)	8.56	(11.15)	11,125	0.69	2.00 ‡‡	25.38
2015	10.87	0.33	(0.97)	(0.64)	(0.25)	—	(0.25)	9.98	(6.01)	11,483	0.69	2.97	30.64
2014	11.73	0.23	(0.90)	(0.67)	(0.19)	—	(0.19)	10.87	(5.79)	15,761	0.69	1.98	18.79
2013	13.85	0.25	(2.21)	(1.96)	(0.16)	—	(0.16)	11.73	14.33	22,864	0.69	1.93	14.12

(1)	Per share amounts have been adjusted for a 1 for 3 reverse share split on November 18, 2015. For more information see Note 9 in the Notes to Financial Statements.
(2)	Per share amounts have been adjusted for a 1 for 2 reverse share split on November 18, 2015. For more information see Note 9 in the Notes to Financial Statements
(3)	Per share amounts have been adjusted for a 1 for 4 reverse share split on May 16, 2013. For more information see Note 9 in the Notes to Financial Statements
(4)	Per share amounts have been adjusted for a 1 for 3 reverse share split on May 16, 2013. For more information see Note 9 in the Notes to Financial Statements.
*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.
‡‡	Effective November 1, 2015, the Fund changed its method for estimating the characterization of amounts distributed by master limited partnerships, which correspondingly impacted the financial highlight ratios and per share disclosures to the extent that the fund recorded investment income that differed from amounts previously estimated.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

37

Notes to Financial Statements
October 31, 2017

1. ORGANIZATION

The Global X Funds (the “Trust”) is a Delaware statutory trust formed on March 6, 2008. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of October 31, 2017, the Trust had ninety-six portfolios, fifty-two of which were operational. The financial statements herein and the related notes pertain to the Global X Silver Miners ETF, Global X Gold Explorers ETF, Global X Copper Miners ETF, Global X Uranium ETF, Global X Lithium & Battery Tech ETF and Global X Fertilizers/Potash ETF (the “Funds”). Each Fund has elected non-diversified status.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

USE OF ESTIMATES — The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could materially differ from those estimates.

RETURN OF CAPITAL ESTIMATES — Distributions received by the Funds from underlying master limited partnership (“MLP”) investments generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

SECURITY VALUATION — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent mean between the quoted bid and asked prices, which approximate fair value (absent both bid and asked prices on such exchange, the bid price may be used).

For securities traded on NASDAQ, the NASDAQ official closing price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of reporting date. The exchange rates used by the Trust for valuation are captured as of the New York or London close each day. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security price cannot

38

Notes to Financial Statements (continued)
October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

SECURITY VALUATION (continued)

be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from its primary trading exchange; the security's primary trading market is temporarily closed at a time, when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Funds may fair value a security if an event that may materially affect the value of the Funds’ security that traded outside of the United States (a “Significant Event”) has occurred between the time of the security's last close and the time that the Funds calculate their net asset values. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Global X Management Company LLC, the Funds’ investment adviser (the “Adviser”), becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate net asset value, it may request that a Committee meeting be called. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration all relevant information reasonably available to the Committee. As of October 31, 2017, there was $533,687, $1,005,393 and $0 of fair valued securities in Global X Uranium ETF, Global X Lithium & Battery Tech ETF and Global X Fertilizers/Potash ETF, respectively. There were no other securities priced using the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date

Level 2 – Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost)

39

Notes to Financial Statements (continued)
October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

SECURITY VALUATION (concluded)

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments and fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For the year ended October 31, 2017 there have been no significant changes to the Funds’ fair valuation methodologies.

DUE TO/FROM BROKERS — Due to/from brokers includes cash and collateral balances with the Funds’ clearing brokers or counterparties at October 31, 2017. The Funds continuously monitor the credit standing of each broker or counterparty with whom they conduct business. In the event a broker or counterparty is unable to fulfill its obligations, the Funds would be subject to counterparty credit risk.

REPURCHASE AGREEMENTS — Securities pledged as collateral for repurchase agreements by Deutsche Bank are held by Citibank N.A. whereas the collateral for repurchase agreements by Barclays Bank are held by BNY Mellon and are designated as being held on each Fund’s behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. It is the Funds’ policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the Adviser to be creditworthy. The Funds bear the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Funds are prevented from exercising their rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period. For financial statement purposes, the Funds record the securities lending collateral (included in repurchase agreements, at value or restricted cash) as an asset and the obligation to return securities lending collateral as a liability on the Statements of Assets and Liabilities.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under a MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds.

40

Notes to Financial Statements (continued)
October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

REPURCHASE AGREEMENTS (concluded)

At October 31, 2017, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

		Fair Value of Non-cash	Cash Collateral
	Repurchase Agreements	Collateral Received(1)	Received	Net Amount (2)
Global X Silver Miners ETF
Barclays	$11,174,819	$11,174,819	$-	$-
Deutsche Bank	7,637,410	7,637,410	-	-
Global X Gold Explorers ETF
Barclays	1,637,178	1,637,178	-	-
Deutsche Bank	1,118,926	1,118,926	-	-
Global X Copper Miners ETF
Barclays	221,602	221,602	-	-
Deutsche Bank	151,454	151,454	-	-
Global X Uranium ETF
Barclays	22,754,182	22,754,182	-	-
Deutsche Bank	15,551,306	15,551,306		-
Global X Lithium & Battery Tech ETF
Barclays	25,501,683	25,501,683	-	-
Deutsche Bank	17,429,080	17,429,080	-	-

(1) Excess collateral received is not presented in the table above. Please refer to the Schedule of Investments for the market value of the collateral received for each Fund.

(2) Net Amount represents the net amount receivable due from the counterparty in the event of default.

FEDERAL INCOME TAXES — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. Management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable) and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

If the Funds have foreign tax filings that have not been made, the tax years that remain subject to examination may date back to the inception of the Funds.

As of and during the year ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

41

Notes to Financial Statements (continued)
October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date.

FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions and translations represent net foreign exchange gains or losses from foreign currency spot contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Funds distribute their net investment income on a pro rata basis. Any net investment income and net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date

CREATION UNITS — The Funds issue and redeem their shares (“Shares”) on a continuous basis at Net Asset Value (“NAV”) and only in large blocks of 50,000 Shares, referred to as “Creation Units”. Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee per transaction. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day.

An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee per transaction to Brown Brothers Harriman & Co. (“BBH”), the Funds’ custodian (“Custodian”), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, an additional variable fee may be charged. The following table discloses Creation Unit breakdown:

	Creation Unit Shares	Creation Fee	Value as of October 31, 2017	Redemption Fee
Global X Silver Miners ETF	50,000	$500	$1,598,000	$500
Global X Gold Explorers ETF	50,000	1,000	1,073,000	1,000
Global X Copper Miners ETF	50,000	1,000	1,280,500	1,000
Global X Uranium ETF	50,000	1,000	594,000	1,000
Global X Lithium & Battery Tech ETF	50,000	1,000	1,957,000	1,000
Global X Fertilizers/Potash ETF	50,000	1,000	514,000	1,000

42

Notes to Financial Statements (continued)
October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)

CASH OVERDRAFT CHARGES — Per the terms of an agreement with BBH, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of LIBOR plus 2.00%. Cash overdraft charges are included in custodian fees on the Statements of Operations.

3. RELATED PARTIES AND SERVICE PROVIDER TRANSACTIONS

The Adviser serves as the investment adviser and the administrator for the Funds. Subject to the supervision of the Board, the Adviser is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters and provides or causes to be furnished all supervisory, administrative and other services reasonably necessary for the operation of the Funds, including certain distribution services (provided pursuant to a separate distribution services agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment advisory services (provided pursuant to a separate investment advisory agreement), under what is essentially an "all-in" fee structure. For the Adviser’s service to the Funds, under the supervision and administration agreement, each Fund pays a monthly fee to the Adviser at the annual rate (stated as a percentage of the average daily net assets of the Fund). In addition, the Funds bear other expenses, directly and indirectly, that are not covered by the supervision and administration agreement, which may vary and affect the total expense ratios of the Funds, such as taxes, brokerage fees, commissions, acquired fund fees and other transaction expenses, interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

Supervision and
Administration Fee
Global X Silver Miners ETF	0.65%
Global X Gold Explorers ETF	0.65%
Global X Copper Miners ETF	0.65%
Global X Uranium ETF	0.69%
Global X Lithium & Battery Tech ETF	0.75%
Global X Fertilizers/Potash ETF	0.69%

SEI Investments Global Funds Services (“SEIGFS”) serves as sub-administrator to the Funds. As sub-administrator, SEIGFS provides the Funds with the required general administrative services, including, without limitation: office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and assistance with the preparation and filing of reports, registration statements, proxy statement and other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, SEIGFS receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser.

SEI Investments Distribution Co. (“SIDCO”) serves as each Funds’ underwriter and distributor of Creation Units pursuant to a distribution agreement. SIDCO has no obligation to sell any specific quantity of Fund Shares. SIDCO bears the following costs and expenses relating to the distribution of Shares: (1) the costs of processing and maintaining records of creations of Creation Units; (2) all costs of maintaining the records required of a registered broker/dealer; (3) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (4) filing fees; and (5) all other expenses incurred in connection with the distribution services as

43

Notes to Financial Statements (continued)
October 31, 2017

3. RELATED PARTIES AND SERVICE PROVIDER TRANSACTIONS (concluded)

contemplated in the distribution agreement. SIDCO receives no fee for its distribution services under the distribution agreement, rather the Adviser compensates SIDCO for certain expenses, out-of-pocket costs, and transaction fees.

BBH serves as custodian of the Funds’ assets. As custodian, BBH has agreed to (1) make receipts and disbursements of money on behalf of the Funds, (2) collect and receive all income and other payments and distributions on account of the Funds’ portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the Funds concerning the Funds’ operations. BBH does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees. BBH also serves as transfer agent. As transfer agent, BBH has agreed to (1) issue and redeem Shares of each Fund, (2) make dividend and other distributions to shareholders of each Fund, (3) respond to correspondence by shareholders and others relating to its duties; (4) maintain shareholder accounts, and (5) make periodic reports to the Funds. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

4. INVESTMENT TRANSACTIONS

For the year ended October 31, 2017, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Global X Silver Miners ETF	$86,392,141	$90,979,376
Global X Gold Explorers ETF	40,309,331	55,579,988
Global X Copper Miners ETF	19,552,338	19,304,805
Global X Uranium ETF	28,157,062	38,037,793
Global X Lithium & Battery Tech ETF	324,884,812	196,061,962
Global X Fertilizers/Potash ETF	3,239,781	3,274,435

For the year ended October 31, 2017, in-kind transactions associated with creations and redemptions were:

	Purchases	Sales and Maturities	Realized Gain (Loss)
Global X Silver Miners ETF	$134,999,650	$46,423,991	$14,135,966
Global X Gold Explorers ETF	4,464,710	5,725,045	2,195,637
Global X Copper Miners ETF	51,988,692	20,442,081	5,518,062
Global X Uranium ETF	219,684,517	31,497,992	5,860,803
Global X Lithium & Battery Tech ETF	582,212,989	23,140,393	9,800,107
Global X Fertilizers/Potash ETF	2,566,977	860,231	181,966

44

Notes to Financial Statements (continued)
October 31, 2017

4. INVESTMENT TRANSACTIONS (concluded)

For the year ended October 31, 2016, in-kind transactions associated with creations and redemptions were:

	Purchases	Sales and Maturities	Realized Gain (Loss)
Global X Silver Miners ETF	$145,433,344	$44,897,775	$22,538,544
Global X Gold Explorers ETF	23,251,227	3,088,731	1,676,631
Global X Copper Miners ETF	4,830,327	3,582,170	1,112,237
Global X Uranium ETF	4,988,210	18,778,301	(9,356,756)
Global X Lithium & Battery Tech ETF	61,343,177	9,484,973	2,721,848
Global X Fertilizers/Potash ETF	2,044,841	864,976	(66,175)

During the year ended October 31, 2017, there were no purchases or sales of long-term U.S. Government securities for the Funds.

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following differences, primarily attributable to net operating losses, investment in MLPs, foreign currency, redemptions in-kind and sales of passive foreign investment companies have been reclassified to/from the following accounts during the fiscal year ended October 31, 2017.

Global X Funds	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Global X Silver Miners ETF	$6,117,670	$3,491,807	$(9,609,477)
Global X Gold Explorers ETF	(538,319)	12,345,277	(11,806,958)
Global X Copper Miners ETF	3,978,660	276,220	(4,254,880)
Global X Uranium ETF	2,671,140	2,274,951	(4,946,091)
Global X Lithium & Battery Tech ETF	9,425,729	237,494	(9,663,223)
Global X Fertilizers/Potash ETF	175,834	(154)	(175,680)

These reclassifications have no impact on net assets or NAV per share.

45

Notes to Financial Statements (continued)
October 31, 2017

5. TAX INFORMATION (continued)

The tax character of dividends and distributions declared during the years ended October 31, 2017 and 2016 were as follows:

Global X Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals

Global X Silver Miners ETF
2017	$9,132,632	$–	$91,018	$9,223,650
2016	492,527	–	–	492,527
Global X Gold Explorers ETF
2017	$15,400,105	$–	$–	$15,400,105
2016	2,809,410	–	–	2,809,410
Global X Copper Miners ETF
2017	$232,862	$–	$–	$232,862
2016	205,898	–	–	205,898
Global X Uranium ETF
2017	$9,254,190	$–	$–	$9,254,190
2016	2,421,696	–	–	2,421,696
Global X Lithium & Battery Tech ETF
2017	$2,450,314	$–	$–	$2,450,314
2016	97,361	–	–	97,361
Global X Fertilizers/Potash ETF
2017	$403,740	$–	$–	$403,740
2016	363,096	–	–	363,096

As of October 31, 2017, the components of tax basis accumulated losses were as follows:

	Global X Funds
	Global X Silver Miners ETF	Global X Gold Explorers ETF	Global X Copper Miners ETF
Undistributed Ordinary Income	$–	$–	$1,006,229
Capital Loss Carryforwards	(259,457,602)	(61,985,019)	(22,917,036)
Unrealized Depreciation on Investments and Foreign Currency	(50,654,961)	(3,714,043)	(243,082)
Other Temporary Differences	(2)	–	(9)
Total Accumulated Losses	$(310,112,565)	$(65,699,062)	$(22,153,898)

	Global X Funds
	Global X Uranium ETF	Global X Lithium & Battery Tech ETF	Global X Fertilizers/Potash ETF
Undistributed Ordinary Income	$7,113,909	$33,347,115	$74,722
Capital Loss Carryforwards	(308,444,586)	(51,501,238)	(6,150,269)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(166,565,006)	101,542,335	(2,352,879)
Other Temporary Differences	3	(3)	(6)
Total Distributable Earnings (Accumulated Losses)	$(467,895,680)	$83,388,209	$(8,428,432)

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future gains. As of October 31, 2017, the Funds that had capital loss carryforwards are listed below:

	Global X Silver	Global X Gold	Global X	Global X Lithium &
Expiration Date	Miners ETF	Explorers ETF	Uranium ETF	Battery Tech ETF
Oct. 2019	$8,433,465	$130,976	$12,705,798	$7,329,308

46

Notes to Financial Statements (continued)
October 31, 2017

5. TAX INFORMATION (concluded)

For taxable years beginning after December 22, 2010, a registered investment company (“RIC”) is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses. Net capital losses of a RIC realized in taxable years beginning before that date (pre-2011 losses) can be carried forward up to 8 years and are characterized in later years as short-term losses. If a Fund uses pre-2011 loss carryforwards in later years, the carryforwards will not reduce the Fund’s current earnings and profits, while loss carryforwards from later years will reduce the Fund’s current earnings and profits. To the extent that later year capital gains are offset by pre-2011 loss carryforwards, distributions of such gains will be treated as ordinary dividend distributions. Losses carried forward under these new provisions are as follows:

Global X Funds	Short-Term Loss	Long-Term Loss	Total
Global X Silver Miners ETF	$39,119,969	$211,904,168	$251,024,137
Global X Gold Explorers ETF	12,391,860	49,462,183	61,854,043
Global X Copper Miners ETF	4,424,798	18,492,238	22,917,036
Global X Uranium ETF	57,023,884	238,714,904	295,738,788
Global X Lithium & Battery Tech ETF	10,233,343	33,938,587	44,171,930
Global X Fertilizers/Potash ETF	814,337	5,335,932	6,150,269

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2017 were as follows:

Global X Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global X Silver Miners ETF	$447,523,055	$21,659,406	$(72,305,903)	$(50,646,497)
Global X Gold Explorers ETF	50,634,526	6,403,881	(10,115,254)	(3,711,373)
Global X Copper Miners ETF	67,210,725	6,493,179	(6,746,360)	(253,181)
Global X Uranium ETF	437,070,726	1,503,935	(168,068,965)	(166,565,030)
Global X Lithium & Battery Tech ETF	890,237,924	143,055,477	(41,510,883)	101,544,594
Global X Fertilizers/Potash ETF	17,741,128	2,058,671	(4,410,422)	(2,351,751)

The preceding differences between book and tax cost are primarily due to mark-to-market treatment of passive foreign investment companies and wash sales.

6. CONCENTRATION OF RISKS

The Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors.

Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations

47

Notes to Financial Statements (continued)
October 31, 2017

6. CONCENTRATION OF RISKS (concluded)

as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

The Funds use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the underlying index in approximately the same proportions as in the underlying index. Each Fund may utilize a representative sampling strategy with respect to its underlying index when a replication strategy might be detrimental to their shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow its underlying index, or, in certain instances, when securities in the underlying index become temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as diversification requirements that apply to the Funds but not the underlying indexes). Commodity related securities are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on these Funds.

A more complete description of risks is included is each Fund’s prospectus and statement of additional information (“SAI”).

7. LOANS OF PORTFOLIO SECURITIES

The Funds may lend portfolio securities having a market value up to one-third of the Funds’ total assets. Security loans made pursuant to a securities lending agreement are initially required to be secured by collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of foreign equity securities (other than ADRs). Such collateral received in connection with these loans will be cash and can be invested in repurchase agreements or U.S. Treasury obligations and is recognized in the Schedule of Investments and Statement of Assets and Liabilities. The obligation to return securities lending collateral is also recognized as a liability in the Statement of Assets and Liabilities. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. In the event the borrower may not provide additional collateral when required or may not return the securities when due, the agency agreement requires the lending agent to indemnify the Funds by replacing either the security or the security’s current market value to the fund. The Funds could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. The Funds could also experience delays and costs in gaining access to the

48

Notes to Financial Statements (continued)
October 31, 2017

7. LOANS OF PORTFOLIO SECURITIES (continued)

collateral. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

As of October 31, 2017, the value of securities on loan was $17,545,584, $2,577,054, $313,496, $34,989,365 and $42,168,968 for the Global X Silver Miners ETF, Global X Gold Explorers ETF, Global X Copper Miners ETF, Global X Uranium ETF and Global X Lithium & Battery Tech ETF, respectively and the value of securities purchased with the cash collateral held from securities on loan was $18,812,229, $2,756,104, $373,056, $38,305,488 and $42,930,763 for the Global X Silver Miners ETF, Global X Gold Explorers ETF, Global X Copper Miners ETF, Global X Uranium ETF and Global X Lithium & Battery Tech ETF, respectively.

At October 31, 2017, the following Funds had securities on loan, by counterparty:

	Market Value	Cash Collateral
Global X Silver Miners ETF
BMO Capital Markets	$160,168	$174,518
Citigroup	399,152	441,370
Credit Suisse	336,010	358,627
Deutsche Bank Securities	8,776,617	9,323,327
Goldman Sachs & Co.	-	44,578
JPMorgan	3,113,567	3,246,861
Merrill Lynch Pierce Fenner & Smith	1,985,054	2,251,186
Morgan Stanley	2,744,695	2,927,452
Scotia Capital	30,321	44,310
Global X Gold Explorers ETF
Barclays Capital	129,627	133,550
Credit Suisse	1,358,801	1,440,811
Deutsche Bank Securities	176,312	194,188
JPMorgan	564,136	611,205
Morgan Stanley	258,400	261,250
UBS Securities	89,778	115,100
Global X Copper Miners ETF
Goldman Sachs & Co.	-	103,256
JPMorgan	176,617	152,000	(1)
UBS Securities	136,879	117,800	(1)

49

Notes to Financial Statements (continued)
October 31, 2017

7. LOANS OF PORTFOLIO SECURITIES (concluded)

	Market Value	Cash Collateral
Global X Uranium ETF
Barclays Capital	$94,914	$104,400
BNP Paribal	5,985	6,000
Credit Suisse	2,935,581	3,224,182
Deutsche Bank Securities	16,352,358	17,606,979
Goldman Sachs & Co.	668,204	678,041
JPMorgan	4,289,325	4,797,781
Merrill Lynch Pierce Fenner & Smith	183,484	234,092
Morgan Stanley	3,907,190	4,764,077
SG Americas Securities	5,546,880	5,811,126
UBS Securities	1,005,444	1,078,810
Global X Lithium & Battery Tech ETF
BMO Capital Markets	751,259	792,360
Citigroup	654,440	644,511	(1)
Credit Suisse	5,804,077	6,143,390
Deutsche Bank Securities	3,483,666	3,763,350
JPMorgan	22,958,450	22,672,537	(1)
Merrill Lynch Pierce Fenner & Smith	1,517,883	1,600,365
Morgan Stanley	6,450,221	6,735,294
UBS Securities	548,972	578,956

(1) It is the Funds' policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

8. CONTRACTUAL OBLIGATIONS

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior gains or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

Pursuant to the Trust’s organizational documents, the Trustees of the Trust and the Trust’s officers are indemnified against certain liabilities that may arise out of the performance of their duties.

9. REVERSE SHARE SPLIT

Effective May 16, 2013, each of the Global X Gold Explorers ETF and Global X Uranium ETF executed a reverse share split for shareholders of record after the close of markets on May 15, 2013. The effect of this transaction for each Fund was to divide the number of outstanding shares of the Fund by the applicable ratio below, resulting in a corresponding increase in the net asset value per share. The capital share activity presented in the statement of changes in net assets for each of the years in the period then ended, and per share data in the financial highlights for each of the years in the period then ended, have been given retroactive effect to reflect these reverse share splits. There

50

Notes to Financial Statements (concluded)
October 31, 2017

9. REVERSE SHARE SPLIT (concluded)

were no changes in net assets, results of operations or total return as a result of these transactions. The details of the reverse splits are as follows:

May 16, 2013:

Fund Name	Ratio
Global X Gold Explorers ETF	1:4
Global X Uranium ETF	1:3

Effective November 18, 2015, each of the Global X Silver Miners ETF, Global X Gold Explorers ETF, Global X Copper Miners ETF, Global X Uranium ETF and the Global X Lithium & Battery Tech ETF executed a reverse share split for shareholders of record after the close of markets on November 17, 2015. The effect of this transaction for each Fund was to divide the number of outstanding shares of the Fund by the applicable ratio below, resulting in a corresponding increase in the net asset value per share. The capital share activity presented in the statement of changes in net assets for each of the years in the period then ended, and per share data in the financial highlights for each of the years in the period then ended, have been given retroactive effect to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions. The details of the reverse splits are as follows:

November 18, 2015:

Fund Name	Ratio
Global X Silver Miners ETF	1:3
Global X Gold Explorers ETF	1:2
Global X Copper Miners ETF	1:3
Global X Uranium ETF	1:2
Global X Lithium & Battery Tech ETF	1:2

10. REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by RICs. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

11. SUBSEQUENT EVENTS

The Funds have been evaluated regarding the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, please note the additional disclosure:

On November 1, 2017, the Trust entered into an agreement with BBH in which BBH will serve as the new securities lending agent for the Trust and each of its series.

51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Global X Silver Miners ETF, Global X Gold Explorers ETF, Global X Copper Miners ETF, Global X Uranium ETF, Global X Lithium & Battery Tech ETF and Global X Fertilizers/Potash ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global X Silver Miners ETF, Global X Gold Explorers ETF, Global X Copper Miners ETF, Global X Uranium ETF, Global X Lithium & Battery Tech ETF and Global X Fertilizers/Potash ETF (six series of Global X Funds, hereafter referred to as the "Funds") as of October 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for the opinions expressed above.

The financial statements, as of and for the year ended October 31, 2015 and the financial highlights for each of the years ended on or prior to October 31, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2017

52

Disclosure of Fund Expenses (unaudited)

ETFs (such as the Funds) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, brokerage fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of the shareholder’s investment in a Fund.

Operating expenses such as these are deducted from Funds’ gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Funds’ average net assets; this percentage is known as the Funds’ expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2017 through October 31, 2017.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Funds, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Funds under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Funds had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

53

Disclosure of Fund Expenses (unaudited) (concluded)

	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Annualized Expense Ratios	Expenses Paid During Period(1)
Global X Silver Miners ETF
Actual Fund Return	$1,000.00	$916.90	0.65%	$3.14
Hypothetical 5% Return	1,000.00	1,021.92	0.65	3.32
Global X Gold Explorers ETF
Actual Fund Return	$1,000.00	$969.70	0.65%	$3.23
Hypothetical 5% Return	1,000.00	1,021.92	0.65	3.32
Global X Copper Miners ETF
Actual Fund Return	$1,000.00	$1,196.20	0.65%	$3.61
Hypothetical 5% Return	1,000.00	1,021.92	0.65	3.32
Global X Uranium ETF
Actual Fund Return	$1,000.00	$895.30	0.70%	$3.33
Hypothetical 5% Return	1,000.00	1,021.69	0.70	3.55
Global X Lithium & Battery Tech ETF
Actual Fund Return	$1,000.00	$1,370.40	0.75%	$4.49
Hypothetical 5% Return	1,000.00	1,021.42	0.75	3.83
Global X Fertilizers/Potash ETF
Actual Fund Return	$1,000.00	$1,107.80	0.69%	$3.67
Hypothetical 5% Return	1,000.00	1,021.72	0.69	3.52

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 184/365 (to reflect the one-half year period.)

54

Supplemental Information (unaudited)

NAV, is the price per Share at which the Funds issue and redeem Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated. The Funds’ Market Price may be at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of the Funds’ holdings. The Market Price of the Funds will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Funds on a given day, generally at the time NAV is calculated. A premium is the amount that the Funds are trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Funds are trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Funds’ website at www.GlobalXFunds.com.

55

Trustees and Officers of the Trust (unaudited)

Set forth below are the names, addresses, years of birth, positions with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of Funds in fund complex overseen by Trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust.

Name, Address (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees[2]
Sanjay Ram Bharwani 600 Lexington Ave, 20th floor New York, NY 10022 (1974)	Trustee (since 2008)	CEO of Risk Advisors Inc. (consulting firm) (since 2007).	52[3]	None.
Scott R. Chichester[1] 600 Lexington Ave, 20th floor New York, NY 10022 (1970)	Trustee (since 2008)	CFO, AdeptPros Inc. (app development, training and consulting) (since 2012); Founder, Madison Park Advisors LLC (advisory services) (since 2011); CFO, Sterling Seal & Supply Inc. (since 2011); President & Treasurer, Bayview Acquisition Corp (2010-2012); Founder and President, DirectPay USA LLC (payroll company) (since 2006); Proprietor, Scott R. Chichester CPA (CPA firm) (since 2001).	52[3]	Director of AdeptPros Inc. (since 2015); Director of Sterling Seal & Supply Inc. (since 2011); Director of Bayview Acquisition Corp. (2010-2012); Trustee of ARK ETF Trust (since 2014).
Kartik Kiran Shah 600 Lexington Ave, 20th floor New York, NY 10022 (1977)	Trustee (since 2008)	Chief Business Officer, Oxeia Biopharmaceuticals, Inc. (since 2014); Vice President, Business Development, Cynvenio Biosystems (2012-2014); Independent Consultant, Self-Employed (non-financial services) (2011-2012).	52[3]	Director of Oxeia Biopharmaceuticals, Inc. (since 2014).

56

Trustees and Officers of the Trust (unaudited)

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-493-8631. The following chart lists Trustees and Officers as of October 31, 2017.

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustees During the Past 5 Years
Interested Trustees/Officers[2]
Bruno del Ama 600 Lexington Avenue, 20th Floor New York, NY 10022 (1976)	Trustee (since 2008); President, Chief Executive Officer (since 2008).	Chief Executive Officer, Global X Management Company ("GXMC") (since 2008); Chief Compliance Officer, GXMC (2008-2013).	None.
Luis Berruga 600 Lexington Avenue, 20th Floor New York, NY 10022 (1977)	Chief Operating Officer, Treasurer, Principal Accounting Officer and Chief Financial Officer (since 9/2015).	Chief Financial Officer, GXMC (since 2015) and Chief Operating Officer (since 2014); Investment Banker, Jefferies (2012-2014); Regional Product Specialist, Morgan Stanley (2005-2012).	None.
Daphne Tippens Chisolm 600 Lexington Avenue, 20th Floor New York, NY 10022 (1969)	Secretary (since 2012).	General Counsel, GXMC (since 2011); Chief Compliance Officer, GXMC (1/2014 - 5/2014 and 2/2015 - 9/2016).	None.
Joe Costello 600 Lexington Avenue, 20th Floor New York, NY 10022 (1974)	Chief Compliance Officer (since 9/2016).	Chief Compliance Officer, FlexShares Funds (2011-2015); Vice President, Northern Trust Investments (2003 - 2015).	None.
Lisa K. Whittaker[4] One Freedom Valley Drive Oaks, PA 19456 (1978)	Assistant Secretary (since 2013).	Counsel at SEI Investments (since 2012); Associate Counsel and Compliance Officer at The Glendale Trust Company (2011-2012); Associate of Drinker Biddle & Reath LLP (2006-2011).	None.
Eric Kleinschmidt[4] One Freedom Valley Drive Oaks, PA 19456 (1968)	Assistant Treasurer (since 2016).	Director, Fund Accounting, SEI Investments Global Funds Services (2004 to present), Manager, Fund Accounting (1999 to 2004).	None.

[1]	Mr. Chichester is currently married to a sister of Mr. del Ama’s wife. While an “immediate family member” (as defined in Section 2(a)(19) of the 1940 Act) of Mr. del Ama would be considered an Interested Person, Mr. Chichester is not considered an immediate family member for this purpose. Although this fact was taken into consideration in determining whether Mr. Chichester should be considered to be an Independent Trustee for purposes of the Section 2(a)(19) of the 1940 Act, it was determined that this relationship was not one that should disqualify Mr. Chichester from serving as an Independent Trustee of the Trust.

[2]	Each Trustee serves until his or her successor is duly elected or appointed and qualified.

[3]	As of October 31, 2017, the Trust had ninety-six investment portfolios, fifty-two of which were operational.

[4]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

57

Notice to Shareholders (unaudited)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Funds have designated the following items with regard to distributions paid during the year.

	Return of Capital	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short Term Capital Gain Dividends (5)	Foreign Tax Credit
Global X Silver Miners ETF	0.99%	99.01%	100.00%	6.78%	22.06%	0.00%	0.01%	0.00%	0.00%
Global X Gold Explorers ETF	0.00%	100.00%	100.00%	0.00%	0.29%	0.00%	0.00%	0.00%	0.00%
Global X Copper Miners ETF	0.00%	100.00%	100.00%	1.09%	88.50%	0.00%	0.01%	0.00%	13.28%
Global X Uranium ETF	0.00%	100.00%	100.00%	0.00%	7.08%	0.02%	0.01%	0.00%	1.36%
Global X Lithium & Battery Tech ETF	0.00%	100.00%	100.00%	11.52%	30.61%	0.00%	0.01%	0.00%	17.86%
Global X Fertilizers/Potash ETF	0.00%	100.00%	100.00%	22.16%	72.30%	0.00%	0.01%	0.00%	7.13%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of
California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" is reflected as a percentage of ordinary income distribution. Interest related dividends is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The Funds intend to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2017, the total amount of foreign source income and foreign tax credit are as follows:

Fund Name	Foreign Source Income	Foreign Tax Credit Pass Through
Global X Copper Miners ETF	$705,484	$35,646
Global X Uranium ETF	2,330,135	127,640
Global X Lithium & Battery Tech ETF	4,497,272	532,609
Global X Fertilizers/Potash ETF	201,826	31,015

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

58

NOTES

NOTES

600 Lexington Avenue, 20th floor

New York, NY 10022

1-888-GXFund-1

(1-888-493-8631)

www.globalxfunds.com

Investment Adviser and Administrator:

Global X Management Company LLC

600 Lexington Avenue, 20th floor

New York, NY 10022

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Sub-Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Counsel for Global X Funds and the Independent Trustees:

Stradley Ronon Stevens & Young, LLP

1250 Connecticut Avenue, N.W.

Suite 500

Washington, DC 20036

Custodian and Transfer Agent:

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

GLX-AR-001-0900

Global X China Consumer ETF (ticker: CHIQ)

Global X China Energy ETF (ticker: CHIE)

Global X China Financials ETF (ticker: CHIX)

Global X China Industrials ETF (ticker: CHII)

Global X China Materials ETF (ticker: CHIM)

Global X NASDAQ China Technology ETF (ticker: QQQC)

Global X FTSE Southeast Asia ETF (ticker: ASEA)

(formerly Global X Southeast Asia ETF)

Global X MSCI Colombia ETF (ticker: GXG)

Global X MSCI Argentina ETF (ticker: ARGT)

Global X MSCI Greece ETF (ticker: GREK)

Global X MSCI Norway ETF (ticker: NORW)

Global X FTSE Nordic Region ETF (ticker: GXF)

Global X MSCI Nigeria ETF (ticker: NGE)

Global X Next Emerging & Frontier ETF (ticker: EMFM)

Global X MSCI Portugal ETF (ticker: PGAL)

Global X MSCI Pakistan ETF (ticker: PAK)

Annual Report

October 31, 2017

Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Shares may only be redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that Global X Funds uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-GXFund-1; and (ii) on the Commission’s website at http://www.sec.gov.

Management Discussion of Fund Performance (unaudited)
Global X China Consumer ETF

Global X China Consumer ETF

The Global X China Consumer ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Consumer Total Return Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to measure the equity performance of the investable universe of companies in the consumer sector of the Chinese economy, as defined by the index provider. It is comprised of securities of companies that have their main business operations in the consumer sector and generally includes companies whose businesses involve: general retail, diversified consumer services, food production and retail, beverages, household goods, leisure goods, personal goods, automobiles, auto components and distributors, tobacco, media, and travel and leisure.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 47.90%, while the Underlying Index increased 48.80%. The Fund had a net asset value of $11.97 per share on October 31, 2016 and ended the reporting period with a net asset value of $17.44 on October 31, 2017.

During the reporting period, the highest returns came from Geely Automobile Holdings and Brilliance China Automotive Holdings, which returned 202.44% and 113.89%, respectively. The worst performers were Vipshop Holdings and Skyworth Digital Holdings, which returned -42.21% and -26.52%, respectively.

China’s policy to transform the country from a manufacturing and exports-led economy to one driven more by consumption and services is supporting growth of the country’s consumer sector. During the first half of 2017, the economy grew 6.9% year-over-year, with consumption driving over 60% of that growth. A tight labor market and shrinking workforce are forcing wages upwards, leading to increasing disposable income. This, combined with high consumer confidence and urbanization, is helping to stimulate additional spending. In addition, the Chinese government’s increased spending on health, education, retirement benefits, and public transfer is increasing public consumption directly and private consumption indirectly, as people find it less necessary to engage in excessive precautionary savings.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X China Consumer ETF	47.90%	48.42%	11.07%	11.14%	6.67%	6.59%	2.90%	2.90%
Solactive China Consumer Total Return Index	48.80%	48.80%	11.90%	11.90%	7.39%	7.39%	3.50%	3.50%
MSCI Emerging Markets Index	26.45%	26.45%	5.70%	5.70%	4.83%	4.83%	4.53%	4.53%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	13.75%	13.75%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on November 30, 2009.

1

Management Discussion of Fund Performance (unaudited)
Global X China Consumer ETF

**As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI Emerging Markets Index. The new benchmark is a more appropriate comparison for the Fund.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices on above.

2

Management Discussion of Fund Performance (unaudited)
Global X China Energy ETF

Global X China Energy ETF

The Global X China Energy ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Energy Total Return Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to measure the equity performance of the investable universe of companies in the energy sector of the Chinese economy, as defined by the index provider. It is comprised of securities of companies that have their main business operations in the energy sector and generally includes companies whose businesses involve: oil, gas, consumable fuels, alternative energy and electricity production and distribution, and energy equipment and services.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 13.13%, while the Underlying Index increased 14.10%. The Fund had a net asset value of $10.56 per share on October 31, 2016 and ended the reporting period with a net asset value of $11.69 on October 31, 2017.

During the reporting period, the highest returns came from China Gas Holdings and JinkoSolar Holding, which returned 102.28% and 72.81%, respectively. The worst performers were Shunfeng International Clean Energy and China Coal Energy, which returned -21.69% and -18.39%, respectively.

China’s recent movement to focus on more environmentally friendly growth has begun to impact the country’s energy sector, resulting in some underperformance versus other sectors of China’s market. China’s slowing long term economic growth, coupled with falling energy intensity (a measure of energy used per unit of GDP), and more environmentally friendly government policies can be attributed to slowing energy demand. Energy intensity slid 3.8% year-over-year in Q1 2017, faster than the government’s target. However, a near term pick-up in GDP growth during the period under review marginally improved the prospects for the energy sector, as GDP growth touched 6.9% year-over-year in the first half of 2017.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X China Energy ETF	13.13%	13.45%	-5.63%	-5.71%	-0.99%	-0.96%	-1.37%	-1.44%
Solactive China Energy Total Return Index	14.10%	14.10%	-4.92%	-4.92%	-0.20%	-0.20%	-0.56%	-0.56%
MSCI Emerging Markets Index	26.45%	26.45%	5.70%	5.70%	4.83%	4.83%	4.24%	4.24%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	13.75%	13.75%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 15, 2009.

**As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI Emerging Markets Index. The new benchmark is a more appropriate comparison for the Fund.

3

Management Discussion of Fund Performance (unaudited)
Global X China Energy ETF

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

4

Management Discussion of Fund Performance (unaudited)
Global X China Financials ETF

Global X China Financials ETF

The Global X China Financials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Financials Total Return Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to measure the equity performance of the investable universe of companies in the financials sector of the Chinese economy, as defined by the index provider. It is comprised of securities of companies that have their main business operations in the financials sector and generally includes companies whose businesses involve: banking; insurance, real estate, and financial services.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 30.32%, while the Underlying Index increased 31.51%. The Fund had a net asset value of $13.80 per share on October 31, 2016 and ended the reporting period with a net asset value of $17.63 on October 31, 2017.

During the reporting period, the highest returns came from Sunac China Holdings and China Evergrande Group, which returned 661.08% and 482.24%, respectively. The worst performers were I-Cable Communications and China Minsheng Banking Corporation, which returned -18.41% and -11.38%, respectively.

The Financials and Real Estate sectors in China experienced diminishing growth as the country’s broad economic growth slowed and the government continued to clamp down on an overheated property sector and reduce financial speculation. In Q2 2017, for example, GDP growth clocked in at 6.9%, but the Financials sector grew at just 3.2% during the quarter, while Real Estate grew 6.2%. However, the sector was able to shed some of its earlier vulnerabilities during the period due to better than expected economic growth in the first half (“HI”) of 2017, tight monetary conditions, and stricter regulations. Credit demand recovered with a pick-up in GDP growth, and higher interest rates helped reverse contracting net interest margin (NIM) of banks. Consequently, China’s big four banks reported faster profit growth and stronger NIM during H1 2017.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X China Financials ETF	30.32%	30.61%	12.29%	12.46%	10.43%	10.63%	3.97%	3.97%
Solactive China Financials Total Return Index	31.51%	31.51%	13.10%	13.10%	11.26%	11.26%	4.53%	4.53%
MSCI Emerging Markets Index	26.45%	26.45%	5.70%	5.70%	4.83%	4.83%	4.37%	4.37%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	13.70%	13.70%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 10, 2009.

**As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI Emerging Markets Index. The new benchmark is a more appropriate comparison for the Fund.

5

Management Discussion of Fund Performance (unaudited)
Global X China Financials ETF

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

6

Management Discussion of Fund Performance (unaudited)
Global X China Industrials ETF

Global X China Industrials ETF

The Global X China Industrials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Industrials Total Return Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to measure the equity performance of the investable universe of companies in the industrials sector of the Chinese economy, as defined by the index provider. It is comprised of securities of companies that have their main business operations in the industrials sector and generally includes companies whose businesses involve: construction and materials, electronic and electrical equipment, industrial engineering, industrial transportation, and support services, and trading companies, shipbuilding and aerospace.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 29.88%, while the Underlying Index increased 26.69%. The Fund had a net asset value of $12.57 per share on October 31, 2016 and ended the reporting period with a net asset value of $16.06 on October 31, 2017.

During the reporting period, the highest returns came from Sunny Optical Technology Group and Yangzijiang Shipbuilding Holdings, which returned 201.10% and 123.13%, respectively. The worst performers were Noble Group and AviChina Industry & Technology, which returned -79.19% and -14.56%, respectively.

China’s industrial sector, which accounts for approximately one-third of the country’s gross domestic product (GDP), saw a resurgence during the period under review. Backed by solid infrastructure spending, resilience of the property market, and strong exports growth, value-added industrial output increased 6.7% year-over-year from January-October 2017, versus growth of just 6.1% and 6.0% in 2015 and 2016, respectively. High tech and equipment manufacturing contributed around 12% and 32%, respectively to the overall industrial output increase during the first three quarters of 2017. The sector broadly benefitted from an increase in global growth, which increased demand for Chinese exports from the Industrials sector.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X China Industrials ETF	29.88%	30.28%	9.31%	8.78%	8.79%	8.63%	1.66%	1.53%
Solactive China Industrials Total Return Index	26.69%	26.69%	10.68%	10.68%	9.94%	9.94%	2.57%	2.57%
MSCI Emerging Markets Index	26.45%	26.45%	5.70%	5.70%	4.83%	4.83%	4.53%	4.53%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	13.75%	13.75%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on November 30, 2009.

**As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI Emerging Markets Index. The new benchmark is a more appropriate comparison for the Fund.

7

Management Discussion of Fund Performance (unaudited)
Global X China Industrials ETF

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

8

Management Discussion of Fund Performance (unaudited)
Global X China Materials ETF

Global X China Materials ETF

The Global X China Materials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Materials Total Return Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to measure the equity performance of the investable universe of companies in the materials sector of the Chinese economy, as defined by the index provider. It is comprised of securities of companies that have their main business operations in the basic materials sector and generally includes companies whose businesses involve: chemicals, metals and mining, and forestry and paper products.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 62.79%, while the Underlying Index increased 49.50%. The Fund had a net asset value of $13.42 per share on October 31, 2016 and ended the reporting period with a net asset value of $21.59 on October 31, 2017.

During the reporting period, the highest returns came from China Molybdenum and China Oriental Group, which returned 192.99% and 142.61%, respectively. The worst performers were Munsun Capital Group and Zhaojin Mining Industry, which returned -71.37 % and -18.16%, respectively.

During the period under review, China’s materials sector benefited from an increase in global commodity prices, which drove higher profitability for the firms in the sector. Higher commodity prices were supported by supply constraints following China’s policy to curb pollution and reduce dumping of excess materials. In addition, as a provider of raw materials for the Industrials sector, materials firms enjoyed a rebound in industrial output, which grew 6.7% year-over-year from January-October 2017.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X China Materials ETF	62.79%	61.85%	16.56%	15.78%	8.24%	8.43%	-2.56%	-2.56%
Solactive China Materials Total Return Index	49.50%	49.50%	14.73%	14.73%	8.21%	8.21%	-2.36%	-2.36%
MSCI Emerging Markets Index	26.45%	26.45%	5.70%	5.70%	4.83%	4.83%	3.66%	3.66%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	13.41%	13.41%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on January 12, 2010.

**As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI Emerging Markets Index. The new benchmark is a more appropriate comparison for the Fund.

9

Management Discussion of Fund Performance (unaudited)
Global X China Materials ETF

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

10

Management Discussion of Fund Performance (unaudited)
Global X NASDAQ China Technology ETF

Global X NASDAQ China Technology ETF

The Global X NASDAQ China Technology ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the NASDAQ OMX China Technology Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to track the performance of the technology sector in China as defined by the index provider. It is comprised of securities of companies that have their main business operations in the technology sector and generally includes companies whose businesses involve: computer services, internet, software, computer hardware, electronic office equipment, semiconductors, and telecommunications equipment.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 31.56%, while the Underlying Index increased 33.86%. The Fund had a net asset value of $23.23 per share on October 31, 2016 and ended the reporting period with a net asset value of $29.24 on October 31, 2017.

During the reporting period, the highest returns came from BYD Electronic (International) and ZTE Corporation, which returned 244.22% and 151.75%, respectively. The worst performers were 500.com and Shanghai Potevio, which returned -44.45% and -30.30%, respectively.

China’s government has long supported the development of its domestic technology industry as a means for modernization and progress. For example, in 2006 the country set out on a 15 year National Medium- and Long-Term Program for Science and Technology Development to transform the economy into a major global innovation center by 2020. As this program comes to conclusion, the country has embarked on another broad plan, ‘Made in China 2025’ that seeks to upgrade the economy and its infrastructure to one that is technologically enabled. With support from the central government, as well as organic entrepreneurship, China’s technology companies have become among the fastest growing segments of its economy. While historically, growth in the sector was primarily driven by manufacturing electronics hardware components for export, China’s Technology sector is now becoming increasingly domestic focused. The country now has more than 730 million online users, of which over 90% have mobile internet. Increasingly, these internet users are buying items online, using social media, and playing interactive mobile games, helping to drive the sales growth of the country’s technology companies.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X NASDAQ China Technology ETF	31.56%	33.52%	9.53%	9.90%	17.65%	17.99%	10.07%	10.19%
Hybrid NASDAQ OMX China Technology Index/Solactive China Technology Index**	33.86%	33.86%	10.66%	10.66%	19.03%	19.03%	11.01%	11.01%
MSCI Emerging Markets Index	26.45%	26.45%	5.70%	5.70%	4.83%	4.83%	4.31%	4.31%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	13.83%	13.83%

Growth of a $10,000 Investment

(At Net Asset Value)

11

Management Discussion of Fund Performance (unaudited)
Global X NASDAQ China Technology ETF

*Fund commenced operations on December 8, 2009.

** Reflects performance of Solactive China Technology Index through December 13, 2011 and NASDAQ OMX China Technology Index thereafter.

*** As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI Emerging Markets Index. The new benchmark is a more appropriate comparison for the Fund.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

12

Management Discussion of Fund Performance (unaudited)
Global X FTSE Southeast Asia ETF

Global X FTSE Southeast Asia ETF

The Global X FTSE Southeast Asia ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE/ASEAN 40 Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index tracks the equity performance of the 40 largest and most liquid companies in the five Association of Southeast Asian Nations ("ASEAN") regions: Singapore, Malaysia, Indonesia, Thailand and the Philippines, as defined by the index provider.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 19.19%, while the Underlying Index increased 19.87%. The Fund had a net asset value of $13.72 per share on October 31, 2016 and ended the reporting period with a net asset value of $15.91 on October 31, 2017.

During the reporting period, the highest returns came from Airports of Thailand Public Company and DBS Group Holdings, which returned 67.36% and 59.93%, respectively. The worst performers were PT Telekomunikasi Indonesia and Petronas Gas, which returned -16.55% and -16.01%, respectively.

The Southeast Asia region includes many high growth and dynamic economies such as Singapore, Malaysia, Indonesia, the Philippines, and Thailand. During the period, Southeast Asia largely enjoyed robust economic growth, driven by strong domestic consumption and investment. Another positive driver was stronger than expected economic data out of China, which is a key trading partner for the region. Indonesia, the region’s largest economy, continued to expand, growing 5.0% year-over-year in the first half (“HI”) of 2017, backed by strong investments and exports. Malaysia’s economy grew at the fastest pace in two years, clocking 5.7% year-over-year over the same period. Although growth moderated in the Philippines, the country remained one of the fastest growing economies in the region, reporting 6.4% year-over-year growth in H1 2017. In Singapore, the 2.7% year-over-year growth in H1 was supported by an increase in global electronics trade, while a higher agriculture output facilitated 3.5% year-over-year growth in Thailand.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X FTSE Southeast Asia ETF	19.19%	19.85%	1.23%	1.14%	1.97%	1.94%	3.46%	3.45%
FTSE/ASEAN 40 Index	19.87%	19.87%	1.75%	1.75%	2.52%	2.52%	4.03%	4.03%
MSCI Emeerging Markets Index	26.45%	26.45%	5.70%	5.70%	4.83%	4.83%	2.65%	2.65%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	12.63%	12.63%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on February 16, 2011.

**As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the FTSE/ASEAN 40 Index. The new benchmark is a more appropriate comparison for the Fund.

13

Management Discussion of Fund Performance (unaudited)
Global X FTSE Southeast Asia ETF

The FTSE/ASEAN 40 Index is designed to represent the performance of the largest companies in the ASEAN region's markets.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

14

Management Discussion of Fund Performance (unaudited)
Global X MSCI Colombia ETF

Global X MSCI Colombia ETF

The Global X MSCI Colombia ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Colombia Select 25/50 Index (the “Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to represent the performance of the broad Colombia equity universe, as defined by the index provider.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 5.24%, while the Underlying Index increased 5.99%. The Fund had a net asset value of $9.22 per share on October 31, 2016 and ended the reporting period with a net asset value of $9.56 on October 31, 2017.

During the reporting period, the highest returns came from Empresas Copec and Enel Americas, which returned 60.63% and 38.19%, respectively. The worst performers were Corporacion Financiera Colombiana and Empresa de Telecomunicaciones de Bogota, which returned -22.86% and -17.25%, respectively.

Colombia’s economy, which relies heavily on oil exports, faced some challenges adjusting to an extended low oil price environment. As a consequence, economic growth was slow during the period under review, coming in at a 1.3% increase year-over-year in Q2 2017 following a 1.2% year-over-year increase in Q1. Private consumption increased moderately, but exports growth was weak. Investments experienced a revival during the period. Ambitious infrastructure projects and improved confidence following the peace deal with FARC rebels provided an improving business climate for attracting additional investment. Further, the mining sector experienced a recovery in Q2 2017 with improving commodity prices. Inflation also fell, which gave room for the central bank to ease monetary policy allowing for more economic stimulus.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X MSCI Colombia ETF	5.24%	5.36%	-16.42%	-16.61%	-13.16%	-13.34%	4.97%	4.96%
Hybrid MSCI All Colombia Select 25/50 Index/MSCI All Colombia Capped Index/FTSE Colombia 20 Index**	5.99%	5.99%	-15.67%	-15.67%	-12.47%	-12.47%	5.95%	5.95%
MSCI Emerging Markets Index	26.45%	26.45%	5.70%	5.70%	4.83%	4.83%	11.42%	11.42%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	16.03%	16.03%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on February 5, 2009.

15

Management Discussion of Fund Performance (unaudited)
Global X MSCI Colombia ETF

**Reflects performance of the FTSE Colombia 20 Index through July 14, 2014, the MSCI All Colombia Capped Index through August 30, 2016 and the MSCI All Colombia Select 25/50 Index, thereafter. The inception of the MSCI All Colombia Select 25/50 Index (“New Index”) was on July 15, 2016. Effective on or around August 31, 2016, the Fund began to track the New Index. This change was due to the planned migration to the New Index, potentially improving the trading characteristics of the Fund.

***As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI Emerging Markets Index. The new benchmark is a more appropriate comparison for the Fund.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. The Fund’s performace reflects contractual fee waivers in effect until at least March 1, 2018. Absent these waivers performance would be lower. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

16

Management Discussion of Fund Performance (unaudited)
Global X MSCI Argentina ETF

Global X MSCI Argentina ETF

The Global X MSCI Argentina ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Argentina 25/50 Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to represent the performance of the broad Argentina equity universe, while including a minimum number of constituents, as defined by the index provider. The broad Argentina equity universe includes securities that are classified in Argentina according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Argentina and carry out the majority of their operations in Argentina.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 35.79%, while the Underlying Index increased 36.08%. The Fund had a net asset value of $23.69 per share on October 31, 2016 and ended the reporting period with a net asset value of $32.05 on October 31, 2017.

During the reporting period, the highest returns came from Transportadora de Gas del Sur and Pampa Energia, which returned 192.69% and 99.09%, respectively. The worst performers were Grupo Clarin and Petrobras Argentina, which returned -75.52% and -26.05%, respectively.

Argentina’s economy is in the midst of a major transition under the relatively new government led by Mauricio Macri, who came to power in 2015. Macri has implemented a series of ambitious reforms, including removing foreign exchange controls, floating the country’s currency, reestablishing access to the international capital markets, and eliminating export taxes and trade barriers. The economy has started to enjoy the benefits of these reforms, as it grew 2.7% year-over-year in the first half of 2017. Exports are strengthening and investments are ramping up with an improving business climate and greater access for foreign capital. While many believe the country is on the right path towards more sustainable long term growth, double-digit inflation remains an issue that needs to be tamed, as well as the nation’s large fiscal deficit. Changes required to tackle these issues, such as implementing austerity measures and reducing energy subsidies, are unpopular among the electorate and therefore politically difficult to put in place.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X MSCI Argentina ETF	35.79%	35.16%	15.46%	15.45%	14.50%	14.58%	2.00%	1.99%
Hybrid FTSE Argentina 20 Index/MSCI All Argentina 25/50 Index**	36.08%	36.08%	16.64%	16.64%	15.74%	15.74%	3.03%	3.03%
MSCI Emerging Markets Index	26.45%	26.45%	5.70%	5.70%	4.83%	4.83%	2.60%	2.60%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	13.05%	13.05%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on March 2, 2011.

17

Management Discussion of Fund Performance (unaudited)
Global X MSCI Argentina ETF

**Reflects performance of the FTSE Argentina 20 Index through August 14, 2014 and the MSCI All Argentina 25/50 Index (“New Index”) thereafter.

***As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI Emerging Markets Index. The new benchmark is a more appropriate comparison for the Fund.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

18

Management Discussion of Fund Performance (unaudited)
Global X MSCI Greece ETF

Global X MSCI Greece ETF

The Global X MSCI Greece ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Greece Select 25/50 Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to represent the performance of the broad Greece equity universe, as defined by the index provider.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 29.04%, while the Underlying Index increased 30.81%. The Fund had a net asset value of $7.35 per share on October 31, 2016 and ended the reporting period with a net asset value of $9.30 on October 31, 2017.

During the reporting period, the highest returns came from Motor Oil (Hellas) Corinth Refineries and Motor Oil (Hellas) Corinth Refineries Unsponsored ADR, which returned 111.09% and 108.18%, respectively. The worst performers were Aegean Marine Petroleum Network and Piraeus Bank, which returned -47.09% and -13.08%, respectively.

Greece continues to work its way through a crippling debt load that became exposed during the financial crisis and continues to hold back the country today. Despite achieving a 3.9% primary account surplus in 2016, the country’s debt to GDP level was 179% at year end. This high indebtedness continues to be a point of conflict for creditors. At the beginning of 2017, tensions flared again as the International Monetary Fund (IMF) warned Greece of its unsustainable debt and demanded a restructuring. Instead of a restructuring, the European Union (EU) granted an additional aid payment and set new economic targets for Greece. The country took a significant step forward, however, by successfully selling five-year bonds to raise capital outside of their bailout program. The country is targeting an exit of the program by the second half of 2018. After negligible growth in 2016, Greece’s economy has shown positive signs. In the first half of 2017, the economy expanded 0.8% due primarily to increasing exports and consumption.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X MSCI Greece ETF	29.04%	30.09%	-15.03%	-14.80%	-9.61%	-9.66%	-7.20%	-7.20%
Hybrid MSCI All Greece Select 25/50 Index/ FTSE/ATHEX Custom Capped Index**	30.81%	30.81%	-14.04%	-14.04%	-8.86%	-8.86%	-6.16%	-6.16%
MSCI Emerging Markets Index	26.45%	26.45%	5.70%	5.70%	4.83%	4.83%	5.18%	5.18%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	15.28%	15.28%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 7, 2011.

19

Management Discussion of Fund Performance (unaudited)
Global X MSCI Greece ETF

** Reflects performance of the FTSE/ATHEX Custom Capped Index through February 29, 2016 and MSCI All Greece Select 25/50 Index, thereafter. The inception of the MSCI All Greece Select 25/50 Index (“New Index”) was on December 23, 2015. Effective on or around March 1, 2016, the Fund began to track the New Index. The change was due to the planned migration to the New Index, potentially allowing for broader exposure to the local market.

***As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI Emerging Markets Index. The new benchmark is a more appropriate comparison for the Fund.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

20

Management Discussion of Fund Performance (unaudited)
Global X MSCI Norway ETF

Global X MSCI Norway ETF

The Global X MSCI Norway ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Norway IMI 25/50 Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to represent the performance of the broad Norway equity universe, as defined by the index provider. The Underlying Index may include large-, mid- or small-capitalization companies.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 25.53%, while the Underlying Index increased 25.69%. The Fund had a net asset value of $11.07 per share on October 31, 2016 and ended the reporting period with a net asset value of $13.50 on October 31, 2017.

During the reporting period, the highest returns came from Golden Ocean Group and Wallenius Wilhelmsen Logistics, which returned 121.13% and 81.22%, respectively. The worst performers were Seadrill and Avance Gas Holding, which returned -88.15% and -63.65%, respectively.

Norway’s economic growth gained momentum after a period of adjustment to lower oil incomes following the fall in crude prices which began in 2014. To facilitate this adjustment, the government adopted lower interest rates and expansionary fiscal policies to help stimulate the economy. In addition, various reform measures have been implemented such as reducing corporate tax rates, simplifying business regulations, improving education and skill development programs, restraining wages, and increasing labor force participation. These initiatives were aimed at improving the country’s competitiveness and productivity, as well as supporting economic growth in non-oil-related sectors.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X MSCI Norway ETF	25.53%	26.23%	1.30%	1.27%	1.46%	1.57%	1.75%	1.81%
Hybrid MSCI Norway IMI 25/50 Index/FTSE Norway 30 Index**	25.69%	25.69%	1.47%	1.47%	1.96%	1.96%	2.43%	2.43%
MSCI EAFE Index	23.44%	23.44%	6.08%	6.08%	8.53%	8.53%	5.57%	5.57%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	13.76%	13.76%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on November 9, 2010.

**Reflects performance of the FTSE Norway 30 Index through July 14, 2014 and the MSCI Norway IMI 25/50 Index thereafter.

***As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI EAFE Index. The new benchmark is a more appropriate comparison for the Fund.

21

Management Discussion of Fund Performance (unaudited)
Global X MSCI Norway ETF

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

22

Management Discussion of Fund Performance (unaudited)
Global X FTSE Nordic Region ETF

Global X FTSE Nordic Region ETF

The Global X FTSE Nordic Region ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Nordic 30 Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to reflect the equity market performance of companies in Sweden, Denmark, Norway and Finland, as defined by the index provider. The Underlying Index tracks the equity performance of the 30 largest and most liquid companies in Sweden, Denmark, Norway and Finland.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 27.97%, while the Underlying Index increased 26.75%. The Fund had a net asset value of $19.38 per share on October 31, 2016 and ended the reporting period with a net asset value of $23.89 on October 31, 2017.

During the reporting period, the highest returns came from Volvo and Sandvik, which returned 89.12% and 63.54%, respectively. The worst performers were Pandora and Nokia, which returned -18.35% and -17.09%, respectively.

Nordic economies witnessed robust economic growth during the period, supported broadly by improving domestic demand. Strong household consumption, backed by employment growth, and rising property investments facilitated growth in Sweden. Denmark also experienced consumption growth stemming from an improving labor market. Finland’s economy expanded during the period under review, assisted by a revival in exports due to increased foreign demand and improved competitiveness. In Norway, the uptick in global oil prices and a relatively weak currency supported growth and exports.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X FTSE Nordic Region ETF	27.97%	28.25%	2.82%	2.76%	8.36%	8.44%	8.90%	8.91%
FTSE Nordic 30 Index	26.75%	26.75%	1.99%	1.99%	7.70%	7.70%	8.54%	8.54%
MSCI EAFE Index	23.44%	23.44%	6.08%	6.08%	8.53%	8.53%	7.28%	7.28%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	14.87%	14.87%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on August 17, 2009.

**As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI EAFE Index. The new benchmark is a more appropriate comparison for the Fund.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

23

Management Discussion of Fund Performance (unaudited)
Global X FTSE Nordic Region ETF

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices on the previous page.

24

Management Discussion of Fund Performance (unaudited)
Global X MSCI Nigeria ETF

Global X MSCI Nigeria ETF

The Global X MSCI Nigeria ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Nigeria Select 25/50 Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to represent the performance of the broad Nigeria equity universe, while including a minimum number of constituents, as defined by the index provider.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 27.52%, while the Underlying Index increased 30.15%. The Fund had a net asset value of $4.31 per share on October 31, 2016 and ended the reporting period with a net asset value of $21.43 on October 31, 2017.

During the reporting period, the highest returns came from Stanbic IBTC Holdings and United Bank for Africa, which returned 129.54% and 123.13%, respectively. The worst performers were Forte Oil and Unilever Nigeria, which returned -70.81% and -33.35%, respectively.

After five consecutive quarters of contraction, Nigeria’s economy recovered in Q2 2017. During the quarter, GDP grew approximately 3.2% quarter-over-quarter and 0.6% year-over-year. Higher oil production and prices, as well as progress in the farming sector enabled the economy to overcome its recession. Nigeria’s Purchasing Managers’ Index indicated robust growth in new export orders and output, as well as job additions. While encouraging signs are emerging throughout the economy, the country’s recovery remains fragile. Nigeria is exposed to the threat of military unrest in the oil-rich Delta region and remains heavily dependent on oil and gas revenues. In an attempt to diversify the economy the government has placed a renewed focus on implementing public and social investment projects, promoting growth in the private sector, encouraging job creation, and diversifying the economy.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X MSCI Nigeria ETF	27.52%	17.92%	-23.16%	-24.43%	-18.54%	-18.57%
Hybrid MSCI All Nigeria Select 25/50 Index/Solactive Nigeria Index**	30.15%	30.15%	-21.34%	-21.34%	-16.90%	-16.90%
MSCI Emerging Markets Index	26.45%	26.45%	5.70%	5.70%	4.40%	4.40%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	13.74%	13.74%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on April 2, 2013.

25

Management Discussion of Fund Performance (unaudited)
Global X MSCI Nigeria ETF

**Reflects performance of the Solactive Nigeria Index through August 14, 2014 and the MSCI All Nigeria Select 25/50 Index thereafter.

***As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI Emerging Markets Index. The new benchmark is a more appropriate comparison for the Fund.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. The Fund’s performance reflects contractual fee waivers in effect from its inception through February 29, 2016. Absent these waivers performance would be lower. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

26

Management Discussion of Fund Performance (unaudited)
Global X Next Emerging & Frontier ETF

Global X Next Emerging & Frontier ETF

The Global X Next Emerging & Frontier ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Next Emerging & Frontier Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to reflect equity performance of next emerging markets and frontier markets companies, as defined by the index provider. Next Emerging markets are defined as emerging market countries, excluding the BRICs (Brazil, Russia, India and China) and excluding the most developed tier of emerging markets (South Korea and Taiwan). Frontier markets are those emerging market countries that generally have smaller economies or less developed capital markets.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 18.53%, while the Underlying Index increased 19.20%. The Fund had a net asset value of $20.15 per share on October 31, 2016 and ended the reporting period with a net asset value of $23.28 on October 31, 2017.

During the reporting period, the highest returns came from KAZ Minerals and Antofagasta, which returned 209.19% and 95.42%, respectively. The worst performers were Pacific Drilling and Lucara Diamond, which returned -51.42% and -36.34%, respectively.

Emerging and frontier market equities tend to have elevated sensitivities to commodities prices as well as the US dollar. Over the course of the reporting period, commodities generally strengthened and the dollar weakened versus international currencies. Both of these developments had a positive impact on emerging and frontier markets. In addition, the pickup in global demand driven by continued growth in the US and China as well as recoveries in Japan and Europe, helped contribute to greater export demand from these markets. Due in part to their attractive demographics, many emerging and frontier countries exhibit higher GDP growth rates than developed market averages. They also tend to exhibit greater risks, given less diversified economies and less stable government institutions.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Next Emerging & Frontier ETF	18.53%	16.47%	-0.81%	-0.60%	-0.10%	-0.14%
Solactive Next Emerging & Frontier Index	19.20%	19.20%	-0.17%	-0.17%	0.59%	0.59%
MSCI Emerging Markets Index	26.45%	26.45%	5.70%	5.70%	4.89%	4.89%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	12.17%	12.17%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on November 6, 2013.

**As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI Emerging Markets Index. The new benchmark is a more appropriate comparison for the Fund.

27

Management Discussion of Fund Performance (unaudited)
Global X Next Emerging & Frontier ETF

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

28

Management Discussion of Fund Performance (unaudited)
Global X MSCI Portugal ETF

Global X MSCI Portugal ETF

The Global X MSCI Portugal ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Portugal Plus 25/50 Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to represent the performance of the broad Portugal equity universe, while including a minimum number of constituents, as defined by the index provider.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 31.88%, while the Hybrid Underlying Index increased 31.85%. The Fund had a net asset value of $9.88 per share on October 31, 2016 and ended the reporting period with a net asset value of $12.49 on October 31, 2017.

During the reporting period, the highest returns came from Caixa Economica Montepio Geral and Mota-Engil, which returned 160.36% and 115.80%, respectively. The worst performers were Cimpor-Cimentos de Portugal and Banco BPI, which returned -31.10% and -18.83%, respectively.

During the reporting period, Portugal’s economic recovery gained momentum. According to Portugal-based National Statistics Institute (INE), in Q1 2017, quarter-over-quarter GDP expanded 1%, improving the year-over-year growth to 2.8%. This was the fastest pace for the country since 2007. Although Portugal’s debt to GDP ratio remained above 125%, increased exports and structural reforms that cut public investment and spending, narrowed the deficit to 2% of GDP. In addition, the country benefitted from the unemployment rate falling below 10% and an upgrade of the country’s credit rating from junk to investment grade are indicators of a strong near-term outlook.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X MSCI Portugal ETF	31.88%	32.01%	3.20%	3.18%	-1.96%	-1.93%
Hybrid FTSE Portugal 20 Index/MSCI All Portugal Plus 25/50 Index**	31.85%	31.85%	3.22%	3.22%	-1.79%	-1.79%
MSCI EAFE Index	23.44%	23.44%	6.08%	6.08%	4.70%	4.70%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	12.25%	12.25%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on November 12, 2013.

** Hybrid index performance reflects the performance of the FTSE Portugal 20 Index through December 5, 2016, and the MSCI All Portugal Plus 25/50 Index thereafter.

***As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI EAFE Index. The new benchmark is a more appropriate comparison for the Fund.

29

Management Discussion of Fund Performance (unaudited)
Global X MSCI Portugal ETF

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above and on previous page.

30

Management Discussion of Fund Performance (unaudited)
Global X MSCI Pakistan ETF

Global X MSCI Pakistan ETF

The Global X MSCI Pakistan ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Pakistan Select 25/50 Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to represent the performance of the broad Pakistan equity universe, while including a minimum number of constituents, as defined by the index provider. The broad Pakistan equity universe includes securities that are classified in Pakistan according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Pakistan and carry out the majority of their operations in Pakistan.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund decreased 8.25%, while the Underlying Index decreased 6.23%. The Fund had a net asset value of $15.23 per share on October 31, 2016 and ended the reporting period with a net asset value of $13.56 on October 31, 2017.

During the reporting period, the highest returns came from Pakistan Oilfields and Millat Tractors, which returned 59.99% and 39.40%, respectively. The worst performers were Ferozsons Laboratories and K-Electric, which returned -64.29% and -40.92%, respectively.

One of the largest drivers of Pakistan’s stock market performance during the period had little to do with the domestic economy. In June 2017, index provider MSCI added Pakistani equities to the MSCI Emerging Markets Index. Leading up to this addition, stocks hailing from Pakistan experienced periods of significant volume and volatility as the market adjusted to this change. Index changes aside, Pakistan’s economic outlook improved over the period as the country implemented significant economic reforms and the business climate improved. Economic growth was driven mainly by domestic consumption, which constitutes 80% of the GDP. Consumption increased by 8.6% in the country’s financial year ending June 2017.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X MSCI Pakistan ETF*	-8.25%	-8.83%	-2.29%	-2.51%
MSCI All Pakistan Select 25/50 Index	-6.23%	-6.23%	0.25%	0.25%
MSCI Emerging Markets Index	26.45%	26.45%	5.22%	5.22%
S&P 500 Index	23.63%	23.63%	10.54%	10.54%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on April 22, 2015.

**As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI Emerging Markets Index. The new benchmark is a more appropriate comparison for the Fund.

31

Management Discussion of Fund Performance (unaudited)
Global X MSCI Pakistan ETF

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The S&P 500 Index is a market capitalization-weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

32

Schedule of Investments	October 31, 2017

Global X China Consumer ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Note 2 and Note 8 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 100.0%
CHINA— 52.3%
Consumer Goods — 23.8%
ANTA Sports Products	885,996	$3,963,350
BYD, Cl H * (A)	597,800	5,237,206
China Resources Beer Holdings	1,203,888	3,471,953
Dongfeng Motor Group, Cl H	2,473,046	3,391,729
Great Wall Motor, Cl H	2,684,697	3,382,626
Guangzhou Automobile Group, Cl H	1,737,117	4,319,525
Hengan International Group	581,149	5,728,211
Li Ning *	1,498,969	1,308,413
Tingyi Cayman Islands Holding	1,579,925	2,490,845
Tsingtao Brewery, Cl H	60,717	254,096
Want Want China Holdings	4,239,109	3,466,574
		37,014,528
Consumer Services — 28.5%
Air China, Cl H	1,472,428	1,402,258
Alibaba Group Holding ADR *	43,385	8,021,453
China Dongxiang Group	296,388	55,085
China Lodging Group ADR *	27,900	3,735,531
China Southern Airlines, Cl H	1,754,891	1,295,621
Ctrip.com International ADR *	139,269	6,669,593
GOME Electrical Appliances Holding (A)	9,114,305	1,168,231
JD.com ADR *	192,150	7,209,468
New Oriental Education & Technology Group ADR	83,656	6,963,525
TAL Education Group ADR *	216,900	5,964,750
Vipshop Holdings ADR *	263,868	2,084,557
		44,570,072
TOTAL CHINA		81,584,600
HONG KONG— 47.7%
Consumer Goods — 29.4%
BAIC Motor, Cl H (B)	911,400	1,066,559
Brilliance China Automotive Holdings	2,513,800	6,353,936
China Agri-Industries Holdings	1,740,056	849,754
China Foods	618,813	391,031
China Mengniu Dairy *	2,061,252	5,706,766
Geely Automobile Holdings	2,216,300	6,860,423

The accompanying notes are an integral part of the financial statements.

33

Schedule of Investments	October 31, 2017

Global X China Consumer ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
Consumer Goods — continued
Health and Happiness H&H International Holdings *	157,700	$823,691
Li & Fung	4,885,800	2,461,123
Shenzhou International Group Holdings	626,162	5,345,227
Skyworth Digital Holdings	1,594,787	733,842
Techtronic Industries	1,189,000	6,972,333
Uni-President China Holdings	1,097,543	917,222
WH Group (B)	7,416,600	7,509,952
		45,991,859
Consumer Services — 18.3%
China ZhengTong Auto Services Holdings	715,500	752,936
Chow Tai Fook Jewellery Group	919,379	960,411
Galaxy Entertainment Group *	1,124,800	7,655,526
Melco Crown Entertainment ADR	326,731	8,259,760
Melco International Development	543,000	1,485,945
MTR	1,311,000	7,595,324
Sun Art Retail Group	1,789,625	1,807,563
		28,517,465
TOTAL HONG KONG		74,509,324
TOTAL COMMON STOCK
(Cost $130,740,254)		156,093,924

REPURCHASE AGREEMENTS (C) — 3.9%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $3,552,644 (collateralized by U.S Treasury Obligations, ranging in par value $0-$1,184,763, 0.000%-9.000%, 11/15/17-08/15/47, with a total market value of $3,623,591)	$3,552,540	3,552,540
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $2,428,047 (collateralized by U.S. Treasury Obligations, par value $2,353,681, 3.625%, 02/15/20 with a total market value of $2,474,691)	2,427,977	2,427,977
TOTAL REPURCHASE AGREEMENTS
(Cost $5,980,517)		5,980,517
TOTAL INVESTMENTS — 103.9%
(Cost $136,720,771)		$162,074,441

Percentages are based on Net Assets of $156,049,577.

*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $5,626,645.
(B)	Security sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." The total value of such securities as of October 31, 2017 was $8,576,511 and represents 5.5% of Net Assets.
(C)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $5,980,517.

The accompanying notes are an integral part of the financial statements.

34

Schedule of Investments	October 31, 2017

Global X China Consumer ETF

ADR — American Depositary Receipt

Cl — Class

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$156,093,924	$—	$—	$156,093,924
Repurchase Agreements	—	5,980,517	—	5,980,517
Total Investments in Securities	$156,093,924	$5,980,517	$—	$162,074,441

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

As of October 31, 2017, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

35

Schedule of Investments	October 31, 2017

Global X China Energy ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.9%
CHINA— 43.5%
Energy — 8.0%
China Coal Energy, Cl H	34,341	$15,714
China Shenhua Energy, Cl H	33,930	81,065
Honghua Group *	36,000	3,461
Tianneng Power International	10,815	10,424
Yanzhou Coal Mining, Cl H	29,125	29,043
		139,707
Oil & Gas — 23.3%
China Longyuan Power Group, Cl H	50,966	37,758
China Oilfield Services, Cl H	29,686	26,292
China Petroleum & Chemical, Cl H	235,297	172,813
Huaneng Renewables, Cl H	78,340	26,911
JA Solar Holdings ADR *	700	5,215
JinkoSolar Holding ADR *	322	8,575
Kunlun Energy	50,325	46,637
PetroChina, Cl H	128,763	84,007
		408,208
Utilities — 12.2%
CGN Power, Cl H (A)	166,360	48,830
Datang International Power Generation, Cl H *	46,512	15,679
ENN Energy Holdings	11,231	82,342
Huadian Fuxin Energy, Cl H	42,060	10,944
Huadian Power International, Cl H	26,701	11,089
Huaneng Power International, Cl H	69,451	46,468
		215,352
TOTAL CHINA		763,267

The accompanying notes are an integral part of the financial statements.

36

Schedule of Investments	October 31, 2017

Global X China Energy ETF

	Shares	Value
COMMON STOCK — continued
HONG KONG— 56.4%
Energy — 3.8%
Beijing Enterprises Holdings	7,863	$46,714
Canvest Environmental Protection Group	16,000	8,921
Shougang Fushan Resources Group	47,715	10,275
		65,910
Oil & Gas — 19.2%
Beijing Gas Blue Sky Holdings *	80,000	5,435
China Gas Holdings	26,617	80,856
CNOOC	134,285	182,792
GCL-Poly Energy Holdings *	200,321	34,406
Panda Green Energy Group *	72,800	11,011
Shunfeng International Clean Energy *	42,700	2,846
Sinopec Kantons Holdings	14,100	9,127
Xinjiang Goldwind Science & Technology, Cl H	9,978	12,636
		339,109
Utilities — 33.4%
Beijing Jingneng Clean Energy, Cl H	30,300	8,466
China Power International Development	53,574	17,030
China Resources Gas Group	13,170	48,194
China Resources Power Holdings	29,201	56,143
China Suntien Green Energy, Cl H	26,500	7,506
CLP Holdings	17,070	173,614
Concord New Energy Group	74,590	3,633
Hong Kong & China Gas	92,163	174,597
Power Assets Holdings	9,480	82,141
Towngas China *	14,800	12,141
		583,465
TOTAL HONG KONG		988,484
TOTAL INVESTMENTS — 99.9%
(Cost $2,082,662)		$1,751,751

Percentages are based on Net Assets of $1,753,491.

*	Non-income producing security.
(A)	Security sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." The total value of such securities as of October 31, 2017 was $48,830 and represents 2.8% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

The accompanying notes are an integral part of the financial statements.

37

Schedule of Investments	October 31, 2017

Global X China Financials ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.9%
CHINA— 52.1%
Financials — 52.1%
Agile Group Holdings	129,212	$188,142
Agricultural Bank of China, Cl H	2,610,288	1,227,891
Bank of China, Cl H	4,612,334	2,299,723
Bank of Communications, Cl H	667,271	502,904
China Citic Bank, Cl H	857,922	552,022
China Construction Bank, Cl H	5,652,926	5,042,985
China Galaxy Securities, Cl H	338,700	295,209
China Life Insurance, Cl H	687,440	2,273,315
China Merchants Bank, Cl H	379,634	1,447,629
China Minsheng Banking, Cl H	551,055	533,270
China Pacific Insurance Group, Cl H	256,012	1,261,717
CITIC Securities, Cl H	204,996	455,091
Country Garden Holdings	687,197	1,088,692
Guangzhou R&F Properties	86,193	183,615
Industrial & Commercial Bank of China, Cl H	6,257,737	4,964,930
Longfor Properties	130,438	304,620
PICC Property & Casualty, Cl H	424,242	840,676
Ping An Insurance Group of China, Cl H	290,514	2,550,720
Sino-Ocean Group Holding	259,152	169,074
TOTAL CHINA		26,182,225
HONG KONG— 47.8%
Financials — 47.8%
AIA Group	644,800	4,851,414
BOC Hong Kong Holdings	331,200	1,577,082
China Cinda Asset Management, Cl H	980,000	380,604
China Everbright	79,641	188,849
China Evergrande Group *	201,161	774,807
China Overseas Land & Investment	452,566	1,467,600
China Resources Land	246,308	734,018
China Taiping Insurance Holdings	136,330	449,086
China Vanke, Cl H	120,900	430,026
CK Asset Holdings	233,650	1,921,178
CK Hutchison Holdings	186,950	2,373,478
Haitong Securities, Cl H	284,100	449,357
Hong Kong Exchanges & Clearing	84,930	2,364,428
KWG Property Holding	120,185	119,233
New China Life Insurance, Cl H	86,211	538,694

The accompanying notes are an integral part of the financial statements.

38

Schedule of Investments	October 31, 2017

Global X China Financials ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
New World Development	504,000	$750,658
People's Insurance Group of China, Cl H	642,800	305,672
Shimao Property Holdings	98,804	206,934
Sun Hung Kai Properties	134,550	2,200,592
Sunac China Holdings	182,800	930,190
Wharf Holdings	108,450	986,250
TOTAL HONG KONG		24,000,150
TOTAL INVESTMENTS — 99.9%
(Cost $43,815,344)		$50,182,375

Percentages are based on Net Assets of $50,251,319.

*	Non-income producing security.

Cl — Class

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

The accompanying notes are an integral part of the financial statements.

39

Schedule of Investments	October 31, 2017

Global X China Industrials ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.8%
CHINA— 55.6%
Industrials — 55.6%
Anhui Conch Cement, Cl H	47,877	$204,658
BYD, Cl H *	19,214	168,330
China Communications Construction, Cl H	150,143	182,247
China COSCO Holdings, Cl H *	124,432	68,262
China Lesso Group Holdings	45,855	30,622
China National Building Material, Cl H	139,037	117,263
China Railway Construction, Cl H	90,801	113,940
China Railway Group, Cl H	187,198	150,444
China Shanshui Cement Group *(A) (B) (C)	243,752	312
China Shipping Container Lines, Cl H *	175,482	39,362
China Shipping Development, Cl H (C)	64,184	37,221
CRRC	201,553	198,665
Guangshen Railway, Cl H	68,848	40,064
Haitian International Holdings	31,226	93,456
Hollysys Automation Technologies	2,598	58,325
Jiangsu Expressway, Cl H	58,919	90,321
Metallurgical Corp of China, Cl H	138,201	45,702
Shanghai Electric Group, Cl H *	132,771	60,244
Sinotrans, Cl H	98,200	47,201
Weichai Power, Cl H	93,796	116,617
Yangzijiang Shipbuilding Holdings	109,273	126,325
Zhejiang Expressway, Cl H	70,140	86,756
Zhuzhou CRRC Times Electric, Cl H	26,423	154,606
TOTAL CHINA		2,230,943
HONG KONG— 44.2%
Industrials — 44.2%
AviChina Industry & Technology, Cl H	100,190	58,174
Beijing Capital International Airport, Cl H	68,731	112,763
Beijing Enterprises Water Group	224,330	188,336
China Everbright International	115,250	162,495
China High Speed Transmission Equipment Group	19,050	20,755

The accompanying notes are an integral part of the financial statements.

40

Schedule of Investments	October 31, 2017

Global X China Industrials ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
China International Marine Containers Group, Cl H	18,380	$36,610
China Merchants Holdings International	58,431	182,742
China Resources Cement Holdings	83,821	56,620
China State Construction International Holdings	85,610	120,265
COSCO Pacific	80,330	93,079
Guangdong Investment	133,660	193,591
Lee & Man Paper Manufacturing	66,800	81,512
Noble Group *	49,680	10,575
Orient Overseas International	9,400	90,484
Shanghai Industrial Holdings	21,939	67,348
Shenzhen International Holdings	41,706	79,651
Sunny Optical Technology Group	12,804	187,420
Zoomlion Heavy Industry Science and Technology	68,500	33,189
TOTAL HONG KONG		1,775,609
TOTAL INVESTMENTS — 99.8%
(Cost $4,557,042)		$4,006,552

Percentages are based on Net Assets of $4,015,019.

*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	Security considered illiquid. The total value of such securities as of October 31, 2017 was $312 and represented 0.0% of Net Assets.
(C)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of October 31, 2017, was $37,533 and represents 0.9% of Net Assets.

Cl — Class

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,969,019	$—	$37,533	$4,006,552
Total Investments in Securities	$3,969,019	$—	$37,533	$4,006,552

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Common Stock

Beginning Balance as of October 31, 2016	$7,931
Transfers into Level 3	37,221
Net sales	(20,846)
Realized gain (loss)	68,397
Change in unrealized appreciation (depreciation)	(55,170)
Ending Balance as of October 31, 2017	$37,533

For the year ended October 31, 2017, the transfers in and out of Level 3 were due to changes in the availability of observable inputs to determine fair value. Transfers between levels are recognized at period end.

The accompanying notes are an integral part of the financial statements.

41

Schedule of Investments	October 31, 2017

Global X China Materials ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.0%
CHINA— 54.6%
Basic Materials — 54.6%
Aluminum Corp of China, Cl H *	281,339	$226,462
Angang Steel, Cl H	256,424	224,484
BBMG, Cl H	499,740	249,172
China BlueChemical *	417,809	124,778
China Hongqiao Group	110,642	132,740
China Molybdenum, Cl H	426,154	276,936
Dongyue Group	250,000	181,689
Fosun International	106,340	263,608
Jiangxi Copper, Cl H	149,491	238,364
Maanshan Iron & Steel, Cl H *	408,425	191,601
Real Gold Mining *(A) (B) (C)	97,864	—
Sinofert Holdings *	414,230	73,270
Sinopec Shanghai Petrochemical, Cl H	409,450	244,039
Sinopec Yizheng Chemical Fibre, Cl H *	493,214	84,712
Zhaojin Mining Industry	236,884	194,625
Zijin Mining Group, Cl H	694,159	240,230
TOTAL CHINA		2,946,710
HONG KONG— 44.4%
Basic Materials — 44.4%
China Lumena New Materials *(A) (B) (C)	1,950	—
China Metal Resources Utilization * (D)	214,100	83,974
China Oriental Group	209,900	137,211
China Sanjiang Fine Chemicals	115,600	49,341
China Silver Group	258,900	89,267
Citic Pacific	169,340	247,874
CPMC Holdings	84,000	70,415
E-Commodities Holdings	719,800	70,118
Fufeng Group *	359,254	258,787
Hengxing Gold Holding	54,000	44,020
IRC *	828,100	27,066
Kingboard Chemical Holdings	45,000	266,765
Kingboard Laminates Holdings	153,300	257,406
MMG *	497,000	224,872
Mobile Internet China Holding *	105,000	30,147
Munsun Capital Group *	2,196,400	20,270
Nine Dragons Paper Holdings	119,670	219,651
TCC International Holdings (A) (B) (C)	421,540	194,512

The accompanying notes are an integral part of the financial statements.

42

Schedule of Investments	October 31, 2017

Global X China Materials ETF

	Shares	Value
COMMON STOCK — continued
Basic Materials — continued
West China Cement *	482,860	$76,745
Xiwang Special Steel *	141,000	26,748
TOTAL HONG KONG		2,395,189
TOTAL INVESTMENTS — 99.0%
(Cost $4,961,881)		$5,341,899

Percentages are based on Net Assets of $5,397,099.

*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	Security considered illiquid. The total value of such securities as of October 31, 2017 was $194,512 and represented 3.6% of Net Assets.
(C)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of October 31, 2017, was $194,512 and represents 3.6% of Net Assets.
(D)	Security sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." The total value of such securities as of October 31, 2017 was $83,974 and represents 1.6% of Net Assets.

Cl — Class

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$5,147,387	$—	$194,512	$5,341,899
Total Investments in Securities	$5,147,387	$—	$194,512	$5,341,899

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Common Stock

Beginning Balance as of October 31, 2016	$5,448
Transfers out of Level 3	(181,689)
Transfers into Level 3	194,512
Net purchases	182,701
Net sales	(38,415)
Realized gain (loss)	(22,787)
Change in unrealized appreciation (depreciation)	54,742
Ending Balance as of October 31, 2017	$194,512

For the year ended October 31, 2017, the transfers in and out of Level 3 were due to changes in the availability of observable inputs to determine fair value. Transfers between levels are recognized at period end.

The accompanying notes are an integral part of the financial statements.

43

Schedule of Investments	October 31, 2017

Global X NASDAQ China Technology ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 100.9%
CHINA— 62.9%
Technology — 62.9%
21Vianet Group ADR *	12,670	$95,152
500.com ADR, Cl A *	5,372	50,551
Autohome ADR *	10,768	619,268
Baidu ADR *	6,075	1,481,936
Baozun ADR *	10,298	323,254
China Communications Services, Cl H	635,953	385,559
Coolpad Group * (A) (B) (C)	777,435	35,873
Kingdee International Software Group *	518,989	278,061
Kingsoft	260,300	657,272
Lenovo Group	1,289,273	746,945
NetEase ADR	5,023	1,416,084
NQ Mobile ADR, Cl A *	24,038	88,460
O-Net Technologies Group *	112,600	81,400
SINA *	13,606	1,464,686
Sohu.com *	6,910	395,459
Tian Ge Interactive Holdings (D)	171,200	125,079
Travelsky Technology, Cl H	227,595	589,277
Weibo ADR *	15,142	1,402,906
YY ADR *	11,201	1,012,458
ZTE, Cl H *	203,383	705,159
TOTAL CHINA		11,954,839
HONG KONG— 38.0%
Technology — 38.0%
Alibaba Health Information Technology *	850,009	455,413
ASM Pacific Technology	57,033	829,712
BYD Electronic International	178,781	483,514
China Goldjoy Group	2,003,500	154,080
Chinasoft International *	564,256	329,073
Digital China Holdings *	208,448	126,109
FIH Mobile	812,909	255,278
HKBN	153,470	155,795
Legend Holdings, Cl H (D)	100,900	265,125
Meitu * (D)	457,600	674,511
Nanfang Communication Holdings	80,200	41,941
National Agricultural Holdings *(A) (B) (C)	204,200	14,016
PAX Global Technology	165,780	83,933
Semiconductor Manufacturing International *	750,121	1,149,920

The accompanying notes are an integral part of the financial statements.

44

Schedule of Investments	October 31, 2017

Global X NASDAQ China Technology ETF

	Shares	Value
COMMON STOCK — continued
Technology — continued
Sinosoft Technology Group	108,300	$33,176
Tencent Holdings	33,525	1,503,120
VTech Holdings	34,180	485,857
Yangtze Optical Fibre and Cable Joint Stock, Cl H (D)	48,700	181,335
TOTAL HONG KONG		7,221,908
TOTAL COMMON STOCK
(Cost $14,687,525)		19,176,747

	Number Of Rights
RIGHTS — 0.0%

HONG KONG— 0.00% Tencent Holdings * (A) (B) (C) (Cost $–)	24	—
TOTAL INVESTMENTS — 100.9%
(Cost $14,687,525)		$19,176,747

Percentages are based on Net Assets of $19,007,019.

*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	Security considered illiquid. The total value of such securities as of October 31, 2017 was $49,889 and represented 0.3% of Net Assets.
(C)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of October 31, 2017, was $49,889 and represents 0.3% of Net Assets.
(D)	Security sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." The total value of such securities as of October 31, 2017 was $1,246,050 and represents 6.6% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)		Total
Common Stock	$19,126,858	$—	$49,889		$19,176,747
Rights	—	—	—	(2)	—
Total Investments in Securities	$19,126,858	$—	$49,889		$19,176,747

(1) A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

(2) Amounts designated as “—“ are $0 or have been rounded to $0.

For the year ended October 31, 2017, the transfers into Level 3 were due to changes in the availability of observable inputs to determine fair value. Transfers between levels are recognized at period end.

The accompanying notes are an integral part of the financial statements.

45

Schedule of Investments	October 31, 2017

Global X FTSE Southeast Asia ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.8%
INDONESIA— 18.4%
Consumer Goods — 5.4%
Astra International	744,981	$439,436
Gudang Garam	16,900	87,226
Hanjaya Mandala Sampoerna	317,800	93,260
Unilever Indonesia	42,176	154,244
		774,166
Financials — 9.4%
Bank Central Asia	355,296	547,516
Bank Mandiri	681,380	354,192
Bank Rakyat Indonesia Persero	389,640	448,176
		1,349,884
Telecommunications — 3.6%
Telekomunikasi Indonesia Persero	1,732,400	514,770
TOTAL INDONESIA		2,638,820
MALAYSIA— 21.7%
Basic Materials — 1.3%
Petronas Chemicals Group	104,724	182,312
Financials — 9.4%
CIMB Group Holdings	234,675	340,358
Malayan Banking	211,431	461,967
Public Bank	113,559	548,817
		1,351,142
Health Care — 0.9%
IHH Healthcare	101,680	135,461
Industrials — 2.0%
Sime Darby	129,796	282,065
Oil & Gas — 0.9%
Petronas Gas	28,779	122,635

The accompanying notes are an integral part of the financial statements.

46

Schedule of Investments	October 31, 2017

Global X FTSE Southeast Asia ETF

	Shares	Value
COMMON STOCK — continued
Telecommunications — 3.5%
Axiata Group	160,888	$204,839
DiGi.com	135,600	160,151
Maxis	100,006	140,554
		505,544
Utilities — 3.7%
Tenaga Nasional	150,145	531,989
TOTAL MALAYSIA		3,111,148
PHILIPPINES— 6.6%
Consumer Goods — 1.2%
JG Summit Holdings	112,020	166,864
Consumer Services — 2.3%
SM Investments	17,740	328,168
Financials — 3.1%
Ayala Land	253,060	211,761
SM Prime Holdings	329,600	236,227
		447,988
TOTAL PHILIPPINES		943,020
SINGAPORE— 31.0%
Consumer Goods — 1.2%
Wilmar International	71,051	176,793
Consumer Services — 1.7%
Jardine Cycle & Carriage	3,618	104,604
Singapore Airlines	18,643	140,534
		245,138
Financials — 22.8%
CapitaLand	92,318	248,684
DBS Group Holdings	65,963	1,102,934
Oversea-Chinese Banking	120,666	1,053,968
United Overseas Bank	46,997	849,285
		3,254,871
Telecommunications — 5.3%
Singapore Telecommunications	274,404	755,296
TOTAL SINGAPORE		4,432,098
THAILAND— 22.1%
Consumer Services — 2.8%
CP ALL NVDR	192,173	404,940
Financials — 6.8%
Bangkok Bank NVDR	17,611	102,316
Kasikornbank NVDR	74,108	490,781
Siam Commercial Bank NVDR	88,341	389,583
		982,680

The accompanying notes are an integral part of the financial statements.

47

Schedule of Investments	October 31, 2017

Global X FTSE Southeast Asia ETF

	Shares	Value
COMMON STOCK — continued
Industrials — 5.2%
Airports of Thailand NVDR	157,300	$281,739
Siam Cement NVDR	31,006	457,343
		739,082
Oil & Gas — 5.6%
PTT NVDR	52,744	666,842
PTT Exploration & Production NVDR	50,510	131,140
		797,982
Telecommunications — 1.7%
Advanced Info Service NVDR	40,851	239,179
TOTAL THAILAND		3,163,863
TOTAL INVESTMENTS — 99.8%
(Cost $13,727,666)		$14,288,949

Percentages are based on Net Assets of $14,319,818.

NVDR  — Non-Voting Depositary Receipt

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

The accompanying notes are an integral part of the financial statements.

48

Schedule of Investments	October 31, 2017

Global X MSCI Colombia ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Note 2 and Note 8 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 86.0%
CHILE— 4.8%
Oil & Gas — 2.6%
Empresas COPEC	157,500	$2,429,447
Utilities — 2.2%
Enersis	9,228,499	1,987,192
TOTAL CHILE		4,416,639
COLOMBIA— 81.2%
Consumer Goods — 4.6%
Grupo Nutresa	484,758	4,304,351
Consumer Services — 3.9%
Almacenes Exito	673,916	3,618,721
Financials — 41.9%
Banco de Bogota	133,277	2,811,820
BanColombia	655,770	6,077,123
BanColombia ADR	328,629	12,405,745
Celsia ESP	1,573,349	2,321,500
Financiera Colombiana	333,942	3,138,589
Grupo Aval Acciones y Valores ADR	431,464	3,589,781
Grupo de Inversiones Suramericana	676,300	8,583,195
		38,927,753
Industrials — 12.7%
Cementos Argos	953,981	3,479,846
Cementos Argos GDR	167,420	536,425
Cemex Latam Holdings *	687,696	2,436,198
Grupo Argos	826,518	5,388,791
		11,841,260
Oil & Gas — 8.0%
Canacol Energy *	668,040	2,124,710

The accompanying notes are an integral part of the financial statements.

49

Schedule of Investments	October 31, 2017

Global X MSCI Colombia ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
Oil & Gas — continued
Ecopetrol ADR (A)	479,680	$5,319,651
		7,444,361
Telecommunications — 0.9%
Empresa de Telecomunicaciones de Bogota *	5,256,280	855,029
Utilities — 9.2%
Empresa de Energia de Bogota	6,505,426	4,264,970
Interconexion Electrica	977,703	4,279,653
		8,544,623
TOTAL COLOMBIA		75,536,098
TOTAL COMMON STOCK
(Cost $79,522,851)		79,952,737

PREFERRED STOCK — 13.7%
COLOMBIA— 13.7%
Consumer Services — 1.7%
Avianca Holdings	1,836,131	1,611,062
Financials — 8.8%
Banco Davivienda	370,590	3,651,091
Grupo Aval Acciones y Valores	1,431,941	595,269
Grupo de Inversiones Suramericana	317,023	3,913,034
		8,159,394
Industrials — 3.2%
Grupo Argos	492,729	2,979,362
TOTAL PREFERRED STOCK
(Cost $12,750,660)		12,749,818

REPURCHASE AGREEMENTS (B) — 3.5%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $1,931,316 (collateralized by U.S Treasury Obligations, ranging in par value $0-$644,070, 0.000%-9.000%, 11/15/17-08/15/47, with a total market value of $1,969,884)	$1,931,259	1,931,259
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $1,319,954 (collateralized by U.S. Treasury Obligations, par value $1,279,526, 3.625%, 02/15/20 with a total market value of $1,345,311)	1,319,916	1,319,916
TOTAL REPURCHASE AGREEMENTS
(Cost $3,251,175)		3,251,175
TOTAL INVESTMENTS — 103.2%
(Cost $95,524,686)		$95,953,730

Percentages are based on Net Assets of $92,984,369.

The accompanying notes are an integral part of the financial statements.

50

Schedule of Investments	October 31, 2017

Global X MSCI Colombia ETF

*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $3,173,958.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $3,251,175.

ADR — American Depositary Receipt

Cl — Class

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$79,952,737	$—	$—	$79,952,737
Preferred Stock	12,749,818	—	—	12,749,818
Repurchase Agreements	—	3,251,175	—	3,251,175
Total Investments in Securities	$92,702,555	$3,251,175	$—	$95,953,730

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2, and Level 3 investments.

The accompanying notes are an integral part of the financial statements.

51

Schedule of Investments	October 31, 2017

Global X MSCI Argentina ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 98.1%
ARGENTINA— 87.6%
Basic Materials — 12.3%
Tenaris	1,644,876	$22,515,224
Consumer Goods — 4.5%
Adecoagro *	436,289	4,432,696
Cresud SACIF y A ADR *	179,036	3,881,500
		8,314,196
Consumer Services — 22.2%
Arcos Dorados Holdings, Cl A *	561,889	5,618,890
MercadoLibre	146,014	35,088,624
		40,707,514
Financials — 28.5%
Banco Macro ADR	157,930	19,886,546
BBVA Banco Frances ADR	313,782	6,915,755
Cablevision Holding GDR *	145,330	3,487,920
Grupo Financiero Galicia ADR	193,761	10,637,479
Grupo Supervielle ADR	283,847	7,609,938
IRSA Inversiones y Representaciones ADR *	125,005	3,640,146
		52,177,784
Oil & Gas — 8.8%
Transportadora de Gas del Sur ADR *	332,878	7,063,671
YPF ADR	364,930	8,962,681
		16,026,352
Technology — 2.5%
Globant *	121,735	4,591,844
Telecommunications — 4.1%
Telecom Argentina ADR *	233,436	7,612,348
Utilities — 4.7%
Empresa Distribuidora Y Comercializadora Norte ADR *	47,694	2,055,612

The accompanying notes are an integral part of the financial statements.

52

Schedule of Investments	October 31, 2017

Global X MSCI Argentina ETF

	Shares	Value
COMMON STOCK — continued
Utilities — continued
Pampa Energia ADR *	98,147	$6,657,311
		8,712,923
TOTAL ARGENTINA		160,658,185
CANADA— 4.5%
Basic Materials — 2.8%
Pan American Silver	154,973	2,534,195
SSR Mining *	265,449	2,551,325
		5,085,520
Industrials — 1.7%
Finning International	131,150	3,200,666
TOTAL CANADA		8,286,186
CHILE— 3.1%
Consumer Goods — 1.6%
Cia Cervecerias Unidas	198,398	2,865,695
Consumer Services — 1.5%
Cencosud	924,750	2,770,665
TOTAL CHILE		5,636,360
MEXICO— 1.2%
Consumer Goods — 1.2%
Arca Continental	358,137	2,284,147
SPAIN— 1.7%
Industrials — 1.7%
Prosegur Cia de Seguridad	413,720	3,156,843
TOTAL COMMON STOCK
(Cost $149,100,289)		180,021,721

PREFERRED STOCK — 1.7%
CHILE— 1.7%
Consumer Goods — 1.7%
Embotelladora Andina	604,004	3,099,456
(Cost $2,846,396)
TOTAL INVESTMENTS — 99.8%
(Cost $151,946,685)		$183,121,177

Percentages are based on Net Assets of $183,467,707.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

53

Schedule of Investments	October 31, 2017

Global X MSCI Argentina ETF

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 investments.

As of October 31, 2017, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

54

Schedule of Investments	October 31, 2017

Global X MSCI Greece ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Note 2 and Note 8 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 99.9%
GREECE— 99.9%
Basic Materials — 5.0%
Mytilineos Holdings *	1,029,195	$10,778,606
Mytilineos Holdings ADR *	626,200	6,558,130
		17,336,736
Consumer Goods — 4.8%
JUMBO	696,493	11,196,985
JUMBO ADR	340,000	5,465,908
		16,662,893
Consumer Services — 16.2%
Aegean Airlines	664,410	6,044,946
FF Group *	371,502	7,781,370
FF Group ADR *	200,300	4,310,857
OPAP	2,732,008	30,616,974
OPAP ADR (A)	1,404,900	7,822,483
		56,576,630
Financials — 31.6%
Alpha Bank AE *	21,100,839	42,034,034
Eurobank Ergasias *	16,341,913	13,345,232
Grivalia Properties	777,752	8,109,039
Hellenic Exchanges - Athens Stock Exchange	1,170,951	6,547,646
LAMDA Development *	497,989	3,741,835
National Bank of Greece *	84,800,513	28,055,761
Piraeus Bank *	3,031,461	8,722,765
		110,556,312
Industrials — 18.4%
Aegean Marine Petroleum Network (A)	644,880	2,901,960
Capital Product Partners	2,034,083	6,956,564
Dorian LPG *	552,981	3,953,814

The accompanying notes are an integral part of the financial statements.

55

Schedule of Investments	October 31, 2017

Global X MSCI Greece ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
Industrials — continued
Ellaktor *	2,652,629	$5,036,970
GasLog (A)	768,975	13,264,819
GasLog Partners	492,439	11,695,427
Titan Cement	413,209	9,973,894
Titan Cement ADR	439,800	5,307,858
Tsakos Energy Navigation (A)	1,221,064	5,482,577
		64,573,883
Oil & Gas — 8.1%
Hellenic Petroleum	1,105,897	9,765,379
Motor Oil Hellas Corinth Refineries	384,600	9,207,174
Motor Oil Hellas Corinth Refineries ADR	768,300	9,196,397
		28,168,950
Telecommunications — 12.7%
Hellenic Telecommunications Organization	3,735,771	44,390,051
Utilities — 3.1%
Athens Water Supply & Sewage	531,595	3,808,564
Public Power *	2,176,030	4,715,015
Terna Energy	496,978	2,414,229
		10,937,808
TOTAL COMMON STOCK
(Cost $332,617,845)		349,203,263

REPURCHASE AGREEMENTS (B) — 1.6%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $3,368,463 (collateralized by U.S Treasury Obligations, ranging in par value $0-$1,123,441, 0.000%-9.000%, 11/15/17-08/15/47, with a total market value of $3,435,732)	$3,368,365	3,368,365
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $2,302,170 (collateralized by U.S. Treasury Obligations, par value $2,231,659, 3.625%, 02/15/20 with a total market value of $2,346,395)	2,302,103	2,302,103
TOTAL REPURCHASE AGREEMENTS
(Cost $5,670,468)		5,670,468
TOTAL INVESTMENTS — 101.5%
(Cost $338,288,313)		$354,873,731

Percentages are based on Net Assets of $349,788,473.

The accompanying notes are an integral part of the financial statements.

56

Schedule of Investments	October 31, 2017

Global X MSCI Greece ETF

*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $5,402,172.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $5,670,468.

ADR — American Depositary Receipt

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$349,203,263	$—	$—	$349,203,263
Repurchase Agreements	—	5,670,468	—	5,670,468
Total Investments in Securities	$349,203,263	$5,670,468	$—	$354,873,731

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

As of October 31, 2017, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

57

Schedule of Investments	October 31, 2017

Global X MSCI Norway ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Note 2 and Note 8 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 99.7%
NORWAY— 99.7%
Basic Materials — 12.0%
Borregaard	145,417	$1,399,625
Norsk Hydro	1,307,790	10,093,858
Yara International	175,043	8,296,566
		19,790,049
Consumer Goods — 14.3%
Austevoll Seafood	130,818	1,307,077
Bakkafrost P	51,905	2,314,882
Grieg Seafood	54,600	517,512
Kongsberg Automotive Holding *	738,193	867,040
Leroy Seafood Group	406,100	2,435,042
Marine Harvest *	363,457	7,085,321
Norway Royal Salmon	14,437	279,674
Orkla (A)	692,724	6,769,000
Salmar	68,293	2,034,125
		23,609,673
Consumer Services — 4.9%
Europris (B)	177,400	806,571
Norwegian Air Shuttle * (A)	38,761	1,094,341
Schibsted, Cl A	89,720	2,309,370
Schibsted, Cl B	105,336	2,465,423
XXL (B)	131,604	1,415,460
		8,091,165
Financials — 25.5%
Aker, Cl A	36,170	1,635,671
B2Holding	212,615	478,143

The accompanying notes are an integral part of the financial statements.

58

Schedule of Investments	October 31, 2017

Global X MSCI Norway ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
DnB	1,095,182	$21,082,043
Entra (B)	129,242	1,777,060
Gjensidige Forsikring	252,808	4,749,091
Norwegian Finance Holding *	126,600	1,578,264
Norwegian Property	317,400	389,869
Protector Forsikring	93,209	1,013,897
Selvaag Bolig	94,358	343,669
Skandiabanken (B)	82,605	835,450
Sparebank 1 Nord Norge	155,839	1,228,518
SpareBank 1 SMN	179,300	1,857,231
Storebrand	587,988	5,026,920
		41,995,826
Health Care — 0.3%
Nordic Nanovector *	44,100	450,599
Industrials — 4.1%
BW LPG * (B)	118,150	442,888
Frontline	117,864	720,273
Gaming Innovation Group * (A)	347,300	217,330
Golden Ocean Group * (A)	158,960	1,282,265
Hexagon Composites *	162,400	545,839
Hoegh LNG Holdings	72,488	573,656
IDEX *	623,607	366,608
Ocean Yield	94,107	836,760
Stolt-Nielsen	44,740	628,839
Thin Film Electronics * (A)	1,340,469	398,115
Wallenius Wilhelmsen Logistics, Cl B *	118,027	676,550
		6,689,123
Oil & Gas — 26.1%
Akastor *	320,785	737,085
Aker BP	133,312	3,059,924
Aker Solutions *	217,666	1,192,362
BW Offshore *	99,798	326,891
DNO International *	949,424	1,148,792
Petroleum Geo-Services * (A)	453,890	741,699
REC Silicon * (A)	3,185,694	416,614
Scatec Solar (B)	124,310	714,085
Statoil (A)	1,286,696	26,011,014
Subsea 7 *	336,524	5,647,190
TGS Nopec Geophysical	136,030	3,117,323
		43,112,979
Technology — 1.8%
Atea	116,911	1,471,765
Nordic Semiconductor * (A)	185,904	929,304

The accompanying notes are an integral part of the financial statements.

59

Schedule of Investments	October 31, 2017

Global X MSCI Norway ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
Technology — continued
Opera Software *	164,420	$470,237
		2,871,306
Telecommunications — 10.7%
Telenor (A)	834,466	17,695,138
TOTAL COMMON STOCK
(Cost $158,477,571)		164,305,858

REPURCHASE AGREEMENTS (C) — 29.9%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $29,262,915 (collateralized by U.S Treasury Obligations, ranging in par value $1-$9,758,819, 0.000%-9.000%, 11/15/17-08/15/47, with a total market value of $29,847,303)	$29,262,061	29,262,061
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $19,999,683 (collateralized by U.S. Treasury Obligations, par value $19,387,132, 3.625%, 02/15/20 with a total market value of $20,383,883)	19,999,105	19,999,105
TOTAL REPURCHASE AGREEMENTS
(Cost $49,261,166)		49,261,166
TOTAL INVESTMENTS — 129.6%
(Cost $207,738,737)		$213,567,024

Percentages are based on Net Assets of $164,736,114.

*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $46,316,939.
(B)	Security sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." The total value of such securities as of October 31, 2017 was $5,991,514 and represents 3.6% of Net Assets.
(C)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $49,261,166.

Cl — Class

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$164,305,858	$—	$—	$164,305,858
Repurchase Agreements	—	49,261,166	—	49,261,166
Total Investments in Securities	$164,305,858	$49,261,166	$—	$213,567,024

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 investments.

The accompanying notes are an integral part of the financial statements.

60

Schedule of Investments	October 31, 2017

Global X FTSE Nordic Region ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Note 2 and Note 8 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 100.0%
DENMARK— 29.5%
Consumer Goods — 1.9%
Carlsberg, Cl B	6,295	$718,924
Financials — 4.2%
Danske Bank	42,197	1,609,902
Health Care — 17.3%
Coloplast, Cl B	7,870	692,426
Novo Nordisk, Cl B	105,425	5,245,173
Novozymes, Cl B	13,000	718,016
		6,655,615
Industrials — 1.9%
A P Moller - Maersk, Cl B	388	745,313
Oil & Gas — 2.8%
Vestas Wind Systems	12,437	1,097,165
Utilities — 1.4%
Orsted (A)	9,592	537,594
TOTAL DENMARK		11,364,513
FINLAND— 12.8%
Financials — 3.8%
Sampo, Cl A	28,042	1,469,378
Industrials — 3.2%
Kone, Cl B	22,790	1,233,736
Technology — 4.4%
Nokia	338,832	1,664,142
Utilities — 1.4%
Fortum	25,671	545,173

The accompanying notes are an integral part of the financial statements.

61

Schedule of Investments	October 31, 2017

Global X FTSE Nordic Region ETF

	Shares	Value
COMMON STOCK — continued
TOTAL FINLAND		$4,912,429
NORWAY— 9.8%
Basic Materials — 1.3%
Yara International	10,426	494,164
Financials — 3.2%
DnB	64,328	1,238,302
Oil & Gas — 3.0%
Statoil (B)	57,655	1,165,516
Telecommunications — 2.3%
Telenor	40,565	860,195
TOTAL NORWAY		3,758,177
SWEDEN— 47.9%
Consumer Goods — 2.7%
Essity, Cl B *	35,286	1,054,981
Consumer Services — 3.7%
Hennes & Mauritz, Cl B	56,431	1,416,875
Financials — 19.5%
Investor, Cl B	27,143	1,345,186
Nordea Bank	190,131	2,298,342
Skandinaviska Enskilda Banken, Cl A	85,299	1,051,489
Svenska Handelsbanken, Cl A	87,274	1,250,971
Swedbank, Cl A	62,700	1,556,303
		7,502,291
Industrials — 15.2%
Assa Abloy, Cl B	55,861	1,179,034
Atlas Copco, Cl A	37,652	1,651,475
Sandvik	64,152	1,171,653
Volvo, Cl B	93,321	1,849,298
		5,851,460
Technology — 4.9%
Hexagon, Cl B	14,929	765,549
Telefonaktiebolaget LM Ericsson, Cl B	176,780	1,112,820
		1,878,369
Telecommunications — 1.9%
Telia (B)	153,750	711,652
TOTAL SWEDEN		18,415,628
TOTAL COMMON STOCK
(Cost $36,517,157)		38,450,747

The accompanying notes are an integral part of the financial statements.

62

Schedule of Investments	October 31, 2017

Global X FTSE Nordic Region ETF

	Face Amount	Value
REPURCHASE AGREEMENTS (C) — 4.4%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $1,017,965 (collateralized by U.S Treasury Obligations, ranging in par value $0-$339,479, 0.000%-9.000%, 11/15/17-08/15/47, with a total market value of $1,038,294)	$1,017,935	$1,017,935
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $695,726 (collateralized by U.S. Treasury Obligations, par value $674,417, 3.625%, 02/15/20 with a total market value of $709,091)	695,706	695,706
TOTAL REPURCHASE AGREEMENTS
(Cost $1,713,641)		1,713,641
TOTAL INVESTMENTS — 104.4%
(Cost $38,230,798)		$40,164,388

Percentages are based on Net Assets of $38,463,568.

*	Non-income producing security.
(A)	Security sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." The total value of such securities as of October 31, 2017 was $537,594 and represents 1.4% of Net Assets.
(B)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $1,620,128.
(C)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $1,713,641.

Cl — Class

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$38,450,747	$—	$—	$38,450,747
Repurchase Agreements	—	1,713,641	—	1,713,641
Total Investments in Securities	$38,450,747	$1,713,641	$—	$40,164,388

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 investments.

As of October 31, 2017, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

63

Schedule of Investments	October 31, 2017

Global X MSCI Nigeria ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.9%
NIGERIA— 99.9%
Consumer Goods — 34.4%
Flour Mills of Nigeria	22,350,667	$1,955,683
Guinness Nigeria	9,617,514	2,671,532
Nestle Nigeria	909,130	3,161,752
Nigerian Breweries	24,699,683	10,291,534
PZ Cussons Nigeria	18,123,020	1,157,860
Unilever Nigeria	25,663,442	2,936,325
		22,174,686
Financials — 55.1%
Access Bank	110,166,014	2,998,964
Diamond Bank *	252,862,595	709,420
Ecobank Transnational	61,616,232	2,909,655
FBN Holdings	171,685,815	2,956,811
Guaranty Trust Bank	90,313,203	10,536,540
Stanbic IBTC Holdings	27,727,112	3,361,142
Transnational Corp of Nigeria *	358,563,448	1,434,254
UAC of Nigeria	23,420,209	1,222,405
United Bank for Africa	111,089,162	2,962,378
Zenith Bank	92,049,012	6,517,582
		35,609,151
Industrials — 7.7%
Dangote Cement	4,969,830	3,092,339
Lafarge Africa	13,256,563	1,839,348
		4,931,687
Oil & Gas — 2.7%
Forte Oil *	5,914,493	657,166
Oando *	66,355,205	1,104,077
		1,761,243
TOTAL INVESTMENTS — 99.9%
(Cost $59,019,542)		$64,476,767

Percentages are based on Net Assets of $64,559,308.

*	Non-income producing security.

 The accompanying notes are an integral part of the financial statements.

64

Schedule of Investments	October 31, 2017

Global X MSCI Nigeria ETF

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 investments.

As of October 31, 2017, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

65

Schedule of Investments	October 31, 2017

Global X Next Emerging & Frontier ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.3%
ARGENTINA— 3.6%
Basic Materials — 0.3%
Tenaris ADR	1,867	$50,876
Consumer Services — 1.3%
MercadoLibre	862	207,147
Financials — 0.8%
Banco Macro ADR	986	124,157
Oil & Gas — 1.2%
YPF ADR	8,189	201,122
TOTAL ARGENTINA		583,302
AUSTRALIA— 1.9%
Basic Materials — 0.4%
St. Barbara	30,900	68,708
Oil & Gas — 1.5%
Oil Search	28,947	163,800
Santos *	23,850	82,291
		246,091
TOTAL AUSTRALIA		314,799
CANADA— 2.5%
Basic Materials — 2.5%
B2Gold *	34,239	87,118
Barrick Gold	3,690	53,320
Endeavour Mining *	3,611	64,231
First Quantum Minerals	10,406	116,483

The accompanying notes are an integral part of the financial statements.

66

Schedule of Investments	October 31, 2017

Global X Next Emerging & Frontier ETF

	Shares	Value
COMMON STOCK — continued
Basic Materials —continued
Lucara Diamond	6,573	$11,473
Turquoise Hill Resources *	25,477	77,868
TOTAL CANADA		410,493
CHILE— 4.6%
Basic Materials — 0.2%
Empresas CMPC	11,200	35,741
Consumer Goods — 0.3%
Cia Cervecerias Unidas ADR	1,977	56,305
Consumer Services — 2.0%
Cencosud	8,000	23,969
Latam Airlines Group	9,580	132,204
SACI Falabella	16,660	159,283
		315,456
Financials — 0.5%
Banco de Chile	253,161	38,871
Banco Santander Chile	551,340	43,389
		82,260
Oil & Gas — 0.2%
Empresas COPEC	2,380	36,711
Utilities — 1.4%
Empresa Nacional de Electricidad	111,649	97,431
Enersis	501,953	108,086
Enersis Chile	203,800	23,779
		229,296
TOTAL CHILE		755,769
COLOMBIA— 0.5%
Consumer Services — 0.0%
Almacenes Exito	1,540	8,269
Financials — 0.1%
Grupo de Inversiones Suramericana	1,261	16,004
Industrials — 0.1%
Cementos Argos	5,046	18,406
Oil & Gas — 0.3%
Ecopetrol	74,748	40,899
TOTAL COLOMBIA		83,578
CZECH REPUBLIC— 1.1%
Financials — 0.2%
Komercni Banka	705	30,309
Utilities — 0.9%
CEZ	6,621	145,182
TOTAL CZECH REPUBLIC		175,491

The accompanying notes are an integral part of the financial statements.

67

Schedule of Investments	October 31, 2017

Global X Next Emerging & Frontier ETF

	Shares	Value
COMMON STOCK — continued
EGYPT— 0.4%
Financials — 0.3%
Commercial International Bank Egypt SAE	7,475	$33,411
Talaat Moustafa Group	20,000	10,886
		44,297
Telecommunications — 0.1%
Global Telecom Holding SAE *	32,103	12,341
TOTAL EGYPT		56,638
GEORGIA— 0.6%
Financials — 0.6%
Bank of Georgia Holdings	1,884	89,066
GHANA— 0.3%
Oil & Gas — 0.3%
Tullow Oil *	23,040	55,685
HONG KONG— 0.4%
Consumer Services — 0.4%
NagaCorp	82,383	66,525
HUNGARY— 1.6%
Financials — 1.1%
OTP Bank	4,420	178,213
Health Care — 0.3%
Richter Gedeon Nyrt	1,916	47,655
Oil & Gas — 0.2%
MOL Hungarian Oil & Gas	3,088	36,971
TOTAL HUNGARY		262,839
INDONESIA— 9.9%
Basic Materials — 0.2%
Chandra Asri Petrochemical	12,000	25,128
Consumer Goods — 2.3%
Astra International	291,697	172,061
Gudang Garam	10,254	52,924
Hanjaya Mandala Sampoerna	94,100	27,614
Indofood CBP Sukses Makmur TBK	55,000	35,687
Indofood Sukses Makmur	55,800	33,737
Unilever Indonesia	12,969	47,429
		369,452
Financials — 4.1%
Bank Central Asia	179,458	276,547
Bank Mandiri	476,236	247,555
Bank Rakyat Indonesia Persero	129,200	148,610
		672,712

The accompanying notes are an integral part of the financial statements.

68

Schedule of Investments	October 31, 2017

Global X Next Emerging & Frontier ETF

	Shares	Value
COMMON STOCK — continued
Health Care — 0.2%
Kalbe Farma	289,600	$34,165
Industrials — 1.2%
Indocement Tunggal Prakarsa	20,100	33,272
Semen Indonesia Persero	145,505	116,940
United Tractors	16,500	42,185
		192,397
Telecommunications — 1.6%
Telekomunikasi Indonesia Persero	902,405	268,143
Utilities — 0.3%
Perusahaan Gas Negara	385,839	52,346
TOTAL INDONESIA		1,614,343
ITALY— 0.5%
Oil & Gas — 0.5%
Saipem *	19,060	80,111
JAPAN— 0.8%
Industrials — 0.3%
Namura Shipbuilding	9,340	57,538
Oil & Gas — 0.5%
Inpex	7,200	76,321
TOTAL JAPAN		133,859
KENYA— 0.4%
Telecommunications — 0.4%
Safaricom	233,000	57,240
KUWAIT— 1.2%
Financials — 0.9%
Kuwait Finance House	50,465	98,562
National Bank of Kuwait SAK	16,842	42,689
		141,251
Telecommunications — 0.3%
Mobile Telecommunications KSC	38,800	59,752
TOTAL KUWAIT		201,003
MALAYSIA— 8.2%
Basic Materials — 0.2%
Petronas Chemicals Group	16,390	28,533
Consumer Goods — 0.4%
IOI	21,600	22,756
Kuala Lumpur Kepong	3,730	21,674
PPB Group	5,600	22,196
		66,626

The accompanying notes are an integral part of the financial statements.

69

Schedule of Investments	October 31, 2017

Global X Next Emerging & Frontier ETF

	Shares	Value
COMMON STOCK — continued
Consumer Services — 0.3%
Genting	11,200	$23,942
Genting Malaysia	24,500	29,110
		53,052
Financials — 2.1%
CIMB Group Holdings	39,700	57,578
Malayan Banking	61,026	133,339
Public Bank	31,130	150,448
		341,365
Health Care — 0.2%
IHH Healthcare	26,272	35,000
Industrials — 1.0%
MISC	16,600	27,252
Sime Darby	61,989	134,711
		161,963
Oil & Gas — 0.2%
Petronas Dagangan	2,800	15,847
Petronas Gas	3,789	16,146
		31,993
Telecommunications — 2.5%
Axiata Group	82,067	104,486
DiGi.com	124,802	147,398
Maxis	83,996	118,053
Telekom Malaysia	24,185	36,276
		406,213
Utilities — 1.3%
Tenaga Nasional	61,753	218,801
TOTAL MALAYSIA		1,343,546
MEXICO— 8.6%
Basic Materials — 2.9%
Fresnillo	10,151	175,510
Grupo Mexico, Cl B	52,788	172,021
Industrias Penoles	1,224	28,516
Mexichem	39,760	102,589
		478,636
Consumer Goods — 1.0%
Arca Continental	5,638	35,958
Becle *	17,100	27,451
Fomento Economico Mexicano	3,300	28,872
Gruma, Cl B	3,160	41,482
Grupo Bimbo, Ser A	10,560	24,465
		158,228

The accompanying notes are an integral part of the financial statements.

70

Schedule of Investments	October 31, 2017

Global X Next Emerging & Frontier ETF

	Shares	Value
COMMON STOCK — continued
Consumer Services — 1.5%
Grupo Elektra	710	$28,537
Grupo Televisa	12,821	56,249
Wal-Mart de Mexico	72,680	162,759
		247,545
Financials — 0.8%
Grupo Financiero Banorte, Cl O	13,524	80,436
Grupo Financiero Inbursa, Cl O	33,200	57,184
		137,620
Industrials — 1.2%
Alfa, Cl A	65,170	68,235
Cemex *	72,679	59,191
Grupo Aeroportuario del Pacifico, Cl B	3,000	28,515
Grupo Aeroportuario del Sureste, Cl B	1,570	28,061
		184,002
Telecommunications — 0.9%
America Movil	162,367	140,382
Utilities — 0.3%
Infraestructura Energetica Nova	9,440	48,305
TOTAL MEXICO		1,394,718
OMAN— 0.3%
Financials — 0.0%
BankMuscat SAOG	4,433	4,537
Telecommunications — 0.3%
Oman Telecommunications SAOG	13,110	40,187
TOTAL OMAN		44,724
PAKISTAN— 0.6%
Financials — 0.1%
United Bank	9,500	16,152
Oil & Gas — 0.5%
Oil & Gas Development	12,300	16,773
Pakistan Petroleum	36,000	61,429
		78,202
TOTAL PAKISTAN		94,354
PANAMA— 1.5%
Consumer Services — 1.5%
Copa Holdings, Cl A	2,010	247,612
PERU— 1.0%
Basic Materials — 0.2%
Hochschild Mining	8,400	24,585
Financials — 0.8%
Credicorp	635	132,994

The accompanying notes are an integral part of the financial statements.

71

Schedule of Investments	October 31, 2017

Global X Next Emerging & Frontier ETF

	Shares	Value
COMMON STOCK — continued
TOTAL PERU		$157,579
PHILIPPINES— 4.3%
Consumer Goods — 0.4%
JG Summit Holdings	23,149	34,483
Universal Robina	11,737	32,511
		66,994
Consumer Services — 1.6%
Jollibee Foods	5,200	25,081
SM Investments	12,226	226,166
		251,247
Financials — 0.8%
Ayala Land	43,500	36,401
GT Capital Holdings	1,300	29,714
SM Prime Holdings	93,197	66,795
		132,910
Industrials — 0.4%
Aboitiz Equity Ventures	9,600	13,928
Ayala	2,150	42,938
International Container Terminal Services	11,000	22,565
		79,431
Telecommunications — 0.7%
Globe Telecom	400	15,822
PLDT	2,814	93,209
		109,031
Utilities — 0.4%
Aboitiz Power	33,458	27,544
Manila Electric	5,220	29,505
		57,049
TOTAL PHILIPPINES		696,662
POLAND— 5.4%
Basic Materials — 0.9%
KGHM Polska Miedz	4,316	145,830
Consumer Goods — 0.1%
LPP *	9	21,206
Financials — 1.4%
Bank Pekao	1,274	41,628
Bank Zachodni	247	24,796
Powszechna Kasa Oszczednosci Bank Polski *	6,581	70,081
Powszechny Zaklad Ubezpieczen	6,760	87,276
		223,781

The accompanying notes are an integral part of the financial statements.

72

Schedule of Investments	October 31, 2017

Global X Next Emerging & Frontier ETF

	Shares	Value
COMMON STOCK — continued
Oil & Gas — 2.4%
Polski Koncern Naftowy Orlen S.A.	10,136	$358,493
Polskie Gornictwo Naftowe i Gazownictwo	18,700	34,380
		392,873
Utilities — 0.6%
PGE *	28,390	101,815
TOTAL POLAND		885,505
QATAR— 1.3%
Financials — 0.5%
Qatar National Bank	2,330	77,757
Industrials — 0.6%
Industries Qatar QSC	3,866	101,409
Telecommunications — 0.2%
Ooredoo QPSC	1,510	35,627
TOTAL QATAR		214,793
SOUTH AFRICA— 8.4%
Basic Materials — 2.0%
Anglo American Platinum *	1,955	54,400
AngloGold Ashanti	5,260	48,478
Gold Fields ADR	36,933	146,624
Mondi	1,600	38,691
Sasol	1,823	53,328
		341,521
Consumer Goods — 0.8%
Remgro	3,700	55,992
Tiger Brands	2,913	79,513
		135,505
Consumer Services — 3.1%
Naspers, Cl N	1,559	379,794
Shoprite Holdings	5,074	72,609
Woolworths Holdings	12,618	50,280
		502,683
Financials — 1.2%
FirstRand	26,180	94,881
Standard Bank Group	7,555	87,617
		182,498
Health Care — 0.5%
Aspen Pharmacare Holdings	3,301	74,569
Industrials — 0.0%
Novus Holdings	539	267

The accompanying notes are an integral part of the financial statements.

73

Schedule of Investments	October 31, 2017

Global X Next Emerging & Frontier ETF

	Shares	Value
COMMON STOCK — continued
Telecommunications — 0.8%
MTN Group	4,803	$41,698
Vodacom Group	8,210	89,176
		130,874
TOTAL SOUTH AFRICA		1,367,917
SOUTH KOREA— 0.3%
Consumer Goods — 0.3%
Youngone	1,430	43,908
THAILAND— 12.5%
Basic Materials — 0.3%
Indorama Ventures NVDR	33,400	46,249
Consumer Goods — 2.2%
Carabao Group NVDR	31,800	100,990
Charoen Pokphand Foods NVDR	121,457	95,060
Thai Beverage	211,907	152,429
		348,479
Consumer Services — 1.2%
CP ALL NVDR	74,822	157,662
Minor International NVDR	24,600	32,027
		189,689
Financials — 0.7%
Kasikornbank NVDR	6,130	40,596
Siam Commercial Bank NVDR	18,070	79,689
		120,285
Health Care — 0.3%
Bangkok Dusit Medical Services NVDR	72,300	46,140
Industrials — 3.7%
Airports of Thailand NVDR	134,940	241,690
Berli Jucker NVDR	43,300	69,734
CH Karnchang NVDR	116,000	95,153
Siam Cement NVDR	13,220	194,997
		601,574
Oil & Gas — 2.8%
PTT NVDR	18,091	228,724
PTT Exploration & Production NVDR	33,060	85,835
PTT Global Chemical NVDR	40,931	98,570
Thai Oil NVDR	16,800	51,583
		464,712
Technology — 0.4%
Intouch Holdings PCL NVDR	38,670	67,515

The accompanying notes are an integral part of the financial statements.

74

Schedule of Investments	October 31, 2017

Global X Next Emerging & Frontier ETF

	Shares	Value
COMMON STOCK — continued
Telecommunications — 0.9%
Advanced Info Service NVDR	23,154	$135,565
True NVDR *	125,520	23,237
		158,802
TOTAL THAILAND		2,043,445
TURKEY— 8.8%
Basic Materials — 2.3%
Eregli Demir ve Celik Fabrikalari	159,573	374,076
Consumer Services — 1.1%
Arcelik	4,500	24,559
BIM Birlesik Magazalar	7,919	161,340
		185,899
Financials — 1.1%
Akbank Turk	21,050	55,500
Turkiye Garanti Bankasi	21,525	59,134
Turkiye Is Bankasi, Cl C	31,844	59,888
		174,522
Industrials — 0.2%
Enka Insaat ve Sanayi	17,841	27,021
Oil & Gas — 2.8%
KOC Holding	34,446	153,878
Tupras Turkiye Petrol Rafinerileri	8,533	306,793
		460,671
Technology — 0.5%
Aselsan Elektronik Sanayi Ve Ticaret	9,500	84,927
Telecommunications — 0.8%
Turk Telekomunikasyon *	11,236	19,089
Turkcell Iletisim Hizmetleri	29,200	108,984
		128,073
TOTAL TURKEY		1,435,189
UKRAINE— 0.5%
Consumer Goods — 0.5%
Kernel Holding	5,651	75,940
UNITED ARAB EMIRATES— 2.9%
Financials — 1.8%
Emaar Properties PJSC	102,571	231,526
National Bank of Abu Dhabi PJSC	24,380	68,706
		300,232
Industrials — 0.6%
DP World	4,272	101,460
Telecommunications — 0.5%
Emirates Telecommunications Group PJSC	16,000	77,764

The accompanying notes are an integral part of the financial statements.

75

Schedule of Investments	October 31, 2017

Global X Next Emerging & Frontier ETF

	Shares	Value
COMMON STOCK — continued
TOTAL UNITED ARAB EMIRATES		$479,456
UNITED KINGDOM— 1.5%
Basic Materials — 1.1%
Antofagasta	4,950	62,743
KAZ Minerals *	11,210	121,026
		183,769
Health Care — 0.4%
Mediclinic International	7,098	54,858
TOTAL UNITED KINGDOM		238,627
UNITED STATES— 1.8%
Basic Materials — 0.3%
Southern Copper	1,137	48,834
Oil & Gas — 1.1%
Kosmos Energy *	8,338	64,036
Occidental Petroleum	912	58,888
Seadrill Partners	15,136	57,971
		180,895
Telecommunications — 0.4%
VEON ADR	17,953	70,196
TOTAL UNITED STATES		299,925
VIETNAM— 1.1%
Consumer Goods — 0.5%
Vietnam Dairy Products JSC	11,200	74,461
Financials — 0.1%
Bank for Foreign Trade of Vietnam JSC	10,800	19,686
Industrials — 0.5%
Hoa Phat Group JSC *	52,600	85,689
TOTAL VIETNAM		179,836
TOTAL COMMON STOCK
(Cost $15,760,780)		16,184,477

PREFERRED STOCK — 0.3%
CHILE— 0.3%
Basic Materials — 0.3%
Sociedad Quimica y Minera de Chile
(Cost $28,869)	870	52,012

The accompanying notes are an integral part of the financial statements.

76

Schedule of Investments	October 31, 2017

Global X Next Emerging & Frontier ETF

	Face Amount	Value
CORPORATE OBLIGATION — 0.1%
Bank Muscat SAOG
0.035%, 03/19/18
(Cost $–)	$22,009	$5,946
TOTAL INVESTMENTS — 99.7%
(Cost $15,789,649)		$16,242,435

Percentages are based on Net Assets of $16,293,934.

*	Non-income producing security.

ADR — American Depositary Receipt
Cl — Class
NVDR — Non-Voting Depositary Receipt
PJSC — Public Joint Stock Company
Ser — Series

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$16,184,477	$—	$—	$16,184,477
Preferred Stock	52,012	—	—	52,012
Corporate Obligation	—	5,946	—	5,946
Total Investments in Securities	$16,236,489	$5,946	$—	$16,242,435

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 investments.

For the year ended October 31, 2017, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

77

Schedule of Investments	October 31, 2017

Global X MSCI Portugal ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Note 2 and Note 8 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 100.0%
NETHERLANDS— 1.7%
Telecommunications — 1.7%
Altice *	56,650	$1,068,775
PORTUGAL— 98.3%
Basic Materials — 10.7%
Altri	309,431	1,977,178
Navigator	561,452	2,864,130
Semapa-Sociedade de Investimento e Gestao	98,017	1,959,974
		6,801,282
Consumer Services — 13.7%
Ibersol SGPS	72,696	1,054,351
Jeronimo Martins	142,295	2,585,946
NOS SGPS	434,578	2,604,197
Sonae	2,048,724	2,453,476
		8,697,970
Financials — 6.5%
Banco Comercial Portugues, Cl R *	10,242,947	3,060,677
Banco Espirito Santo *(A) (B) (C)	2,085,614	—
BANIF - Banco Internacional do Funchal *(A) (B) (C) (D)	55,479,410	646
Sonae Capital	1,073,902	1,065,883
		4,127,206
Industrials — 11.0%
Corticeira Amorim SGPS	125,873	1,755,222
CTT-Correios de Portugal	354,709	2,089,222
Mota-Engil	530,332	2,130,200
Teixeira Duarte	2,889,447	1,067,036
		7,041,680
Oil & Gas — 24.6%
Galp Energia	844,587	15,702,996

The accompanying notes are an integral part of the financial statements.

78

Schedule of Investments	October 31, 2017

Global X MSCI Portugal ETF

	Shares/Face Amount	Value
COMMON STOCK — continued
Telecommunications — 3.6%
Pharol SGPS *	3,034,773	$1,506,056
Sonaecom	275,555	739,277
		2,245,333
Utilities — 28.2%
EDP Renovaveis	342,257	2,830,844
Energias de Portugal	3,677,420	13,121,862
REN - Redes Energeticas Nacionais (D)	640,895	2,035,998
		17,988,704
TOTAL PORTUGAL		62,605,171
TOTAL COMMON STOCK
(Cost $61,661,435)		63,673,946

REPURCHASE AGREEMENTS (E) — 2.1%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $805,563 (collateralized by U.S Treasury Obligations, ranging in par value $0-$268,645, 0.000%-9.000%, 11/15/17-08/15/47, with a total market value of $821,650)	$805,539	805,539
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $550,561 (collateralized by U.S. Treasury Obligations, par value $533,698, 3.625%, 02/15/20 with a total market value of $561,137)	550,545	550,545
TOTAL REPURCHASE AGREEMENTS
(Cost $1,356,084)		1,356,084
TOTAL INVESTMENTS — 102.1%
(Cost $63,017,519)		$65,030,030

Percentages are based on Net Assets of $63,704,542.

*	Non-income producing security.

(A)	Level 3 security in accordance with fair value hierarchy.

(B)	Security considered illiquid. The total value of such securities as of October 31, 2017 was $646 and represented 0.0% of Net Assets.

(C)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of October 31, 2017, was $646 and represents 0.0% of Net Assets.

(D)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $1,185,710.

(E)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $1,356,084.

Cl — Class

The accompanying notes are an integral part of the financial statements.

79

Schedule of Investments	October 31, 2017

Global X MSCI Portugal ETF

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$63,673,300	$—	$646	$63,673,946
Repurchase Agreements	—	1,356,084	—	1,356,084
Total Investments in Securities	$63,673,300	$1,356,084	$646	$65,030,030

(1) A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 investments.

The accompanying notes are an integral part of the financial statements.

80

Schedule of Investments	October 31, 2017

Global X MSCI Pakistan ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.9%
PAKISTAN— 99.9%
Basic Materials — 12.9%
Dawood Hercules	135,100	$146,957
Engro	1,083,990	2,861,071
Engro Fertilizers	2,010,800	1,240,631
Fauji Fertilizer	2,458,100	1,868,749
Fauji Fertilizer Bin Qasim	1,465,000	460,077
International Steels	316,900	319,292
		6,896,777
Consumer Goods — 7.5%
Honda Atlas Cars Pakistan	107,100	526,253
Indus Motor	79,090	1,277,100
Nishat Mills	886,200	1,093,963
Pak Elektron	1,096,400	614,009
PAK Suzuki Motor	117,350	568,585
		4,079,910
Financials — 28.6%
Askari Bank	855,500	156,262
Bank Al Habib	4,011,700	2,097,350
Bank Alfalah *	2,017,200	764,673
Habib Bank	2,657,450	4,048,930
MCB Bank	1,920,940	3,625,048
National Bank of Pakistan	2,163,900	906,769
United Bank	2,181,590	3,709,128
		15,308,160
Health Care — 2.6%
Ferozsons Laboratories	75,530	194,585
Searle	404,687	1,174,047
		1,368,632
Industrials — 15.4%
DG Khan Cement	845,260	1,094,220
Fauji Cement	3,168,200	837,354

The accompanying notes are an integral part of the financial statements.

81

Schedule of Investments	October 31, 2017

Global X MSCI Pakistan ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
Kohat Cement	151,200	$209,787
Lucky Cement *	592,010	2,736,110
Maple Leaf Cement Factory	1,361,999	872,140
Millat Tractors	81,880	868,572
Packages	162,530	809,016
Pakistan International Bulk Terminal *	1,838,442	297,928
Thal	108,400	523,111
		8,248,238
Oil & Gas — 23.5%
Attock Petroleum	39,100	226,430
Byco Petroleum Pakistan *	1,050,000	146,832
National Refinery	126,700	708,418
Oil & Gas Development	2,836,640	3,868,182
Pakistan Oilfields	390,120	2,185,835
Pakistan Petroleum	1,599,700	2,729,673
Pakistan State Oil	777,036	2,507,008
Shell Pakistan	62,500	196,753
		12,569,131
Telecommunications — 0.6%
Pakistan Telecommunication	2,732,380	342,407
Utilities — 8.8%
Hub Power	2,449,642	2,386,270
K-Electric *	8,642,800	454,560
Kot Addu Power	1,417,500	862,867
SUI Northern Gas Pipeline	689,600	749,994
SUI Southern Gas *	889,800	254,180
		4,707,871
TOTAL INVESTMENTS — 99.9%
(Cost $65,434,211)		$53,521,126

Percentages are based on Net Assets of $53,576,287.

*	Non-income producing security.

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

The accompanying notes are an integral part of the financial statements.

82

Statements of Assets and Liabilities
October 31, 2017

	Global X China Consumer ETF	Global X China Energy ETF	Global X China Financials ETF	Global X China Industrials ETF
Assets:
Cost of Investments	$130,740,254	$2,082,662	$43,815,344	$4,557,042
Cost of Repurchase Agreement	5,980,517	—	—	—
Cost of Foreign Currency	9,670	445	2	3

Investments, at Value	$156,093,924 *	$1,751,751	$50,182,375	$4,006,552
Repurchase Agreement, at Value	5,980,517	—	—	—
Cash	326,962	5,233	82,262	—
Foreign Currency, at Value	8,384	445	2	3
Receivable for Investment Securities Sold	19,021,825	102,638	2,881,037	309,118
Unrealized Appreciation on Foreign Spot Currency Contracts	8,797	444	—	—
Dividend and Interest Receivable	10,051	—	18,780	13,665
Total Assets	181,450,460	1,860,511	53,164,456	4,329,338
Liabilities:
Obligation to Return Securities Lending Collateral	5,980,517	—	—	—
Payable for Investment Securities Purchased	19,325,174	105,615	2,885,346	309,854
Payable due to Investment Adviser	86,395	961	27,791	2,229
Cash Overdraft	—	—	—	2,236
Unrealized Depreciation on Foreign Spot Currency Contracts	8,797	444	—	—
Total Liabilities	25,400,883	107,020	2,913,137	314,319
Net Assets	$156,049,577	$1,753,491	$50,251,319	$4,015,019
Net Assets Consist of:
Paid-in Capital	$173,318,389	$3,191,064	$47,199,959	$6,723,151
Undistributed Net Investment Income	1,448,596	61,750	917,566	54,165
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(44,071,077)	(1,168,412)	(4,233,255)	(2,211,817)
Net Unrealized Appreciation (Depreciation) on Investments	25,353,670	(330,911)	6,367,031	(550,490)
Net Unrealized Appreciation (Depreciation) on Foreign Currency Translations	(1)	—	18	10
Net Assets	$156,049,577	$1,753,491	$50,251,319	$4,015,019
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	8,950,000	150,000	2,850,000	250,000
Net Asset Value, Offering and Redemption Price Per Share	$17.44	$11.69	$17.63	$16.06
*Includes Market Value of Securities on Loan	$5,626,645	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

83

Statements of Assets and Liabilities
October 31, 2017

	Global X China Materials ETF	Global X NASDAQ China Technology ETF	Global X FTSE Southeast Asia ETF	Global X MSCI Colombia ETF
Assets:
Cost of Investments	$4,961,881	$14,687,525	$13,727,666	$92,273,511
Cost of Repurchase Agreement	—	—	—	3,251,175
Cost of Foreign Currency	3,133	2	2	130,045

Investments, at Value	$5,341,899	$19,176,747	$14,288,949	$92,702,555 *
Repurchase Agreement, at Value	—	—	—	3,251,175
Cash	57,423	21,630	18,113	191,169
Foreign Currency, at Value	3,133	2	2	23,230
Receivable for Investment Securities Sold	649,307	110,803	—	—
Dividend and Interest Receivable	9,581	—	20,593	137,332
Unrealized Appreciation on Foreign Spot Currency Contracts	3,132	—	—	—
Total Assets	6,064,475	19,309,182	14,327,657	96,305,461
Liabilities:
Obligation to Return Securities Lending Collateral	—	—	—	3,251,175
Payable for Investment Securities Purchased	661,754	292,345	—	—
Payable due to Investment Adviser	2,490	9,818	7,839	40,947
Unrealized Depreciation on Foreign Spot Currency Contracts	3,132	—	—	—
Payable due to Custodian	—	—	—	28,970
Total Liabilities	667,376	302,163	7,839	3,321,092
Net Assets	$5,397,099	$19,007,019	$14,319,818	$92,984,369
Net Assets Consist of:
Paid-in Capital	$6,428,064	$17,478,186	$19,001,433	$176,741,626
Undistributed Net Investment Income	58,996	37,241	241,638	1,219,909
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(1,469,976)	(2,997,630)	(5,484,475)	(85,406,054)
Net Unrealized Appreciation (Depreciation) on Investments	380,018	4,489,222	561,283	429,044
Net Unrealized Appreciation (Depreciation) on Foreign Currency Translations	(3)	—	(61)	(156)
Net Assets	$5,397,099	$19,007,019	$14,319,818	$92,984,369
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	249,971	650,000	900,000	9,730,000
Net Asset Value, Offering and Redemption Price Per Share	$21.59	$29.24	$15.91	$9.56
*Includes Market Value of Securities on Loan	$—	$—	$—	$3,173,958

The accompanying notes are an integral part of the financial statements.

84

Statements of Assets and Liabilities
October 31, 2017

	Global X MSCI Argentina ETF	Global X MSCI Greece ETF		Global X MSCI Norway ETF	Global X FTSE Nordic Region ETF
Assets:
Cost of Investments	$151,946,685	$332,617,845		$158,477,571	$36,517,157
Cost of Repurchase Agreement	—	5,670,468		49,261,166	1,713,641
Cost of Foreign Currency	—	—		1	—

Investments, at Value	$183,121,177	$349,203,263	*	$164,305,858 *	$38,450,747 *
Repurchase Agreement, at Value	—	5,670,468		49,261,166	1,713,641
Cash	289,686	806,043		246,751	—
Foreign Currency, at Value	—	—		1	—
Receivable for Investment Securities Sold	122,736	—		—	—
Dividend and Interest Receivable	93,857	5,567		728,013	49,756
Reclaim Receivable	2,808	—		—	724,039
Unrealized Appreciation on Foreign Spot Currency Contracts	48	—		—	—
Total Assets	183,630,312	355,685,341		214,541,789	40,938,183
Liabilities:
Obligation to Return Securities Lending Collateral	—	5,670,468		49,261,166	1,713,641
Payable due to Investment Adviser	85,839	162,909		70,472	16,735
Payable for Investment Securities Purchased	75,138	—		473,733	—
Cash Overdraft	24	10		—	744,239
Unrealized Depreciation on Foreign Spot Currency Contracts	—	—		304	—
Payable due to Custodian	1,261	33,664		—	—
Due to Broker	343	—		—	—
Foreign Tax Payable	—	29,817		—	—
Total Liabilities	162,605	5,896,868		49,805,675	2,474,615
Net Assets	$183,467,707	$349,788,473		$164,736,114	$38,463,568
Net Assets Consist of:
Paid-in Capital	$157,550,187	$524,276,029		$186,821,131	$39,829,596
Undistributed Net Investment Income	202,378	4,452,163		3,614,177	743,838
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(5,459,268)	(195,525,147)		(31,525,898)	(3,983,260)
Net Unrealized Appreciation (Depreciation) on Investments	31,174,492	16,585,418		5,828,287	1,933,590
Net Unrealized Appreciation (Depreciation) on Foreign Currency Translations	(82)	10		(1,583)	(60,196)
Net Assets	$183,467,707	$349,788,473		$164,736,114	$38,463,568
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	5,724,975	37,600,000		12,200,000	1,610,000
Net Asset Value, Offering and Redemption Price Per Share	$32.05	$9.30		$13.50	$23.89
*Includes Market Value of Securities on Loan	$—	$5,402,172		$46,316,939	$1,620,128

The accompanying notes are an integral part of the financial statements.

85

Statements of Assets and Liabilities
October 31, 2017

	Global X MSCI Nigeria ETF	Global X Next Emerging & Frontier ETF	Global X MSCI Portugal ETF		Global X MSCI Pakistan ETF
Assets:
Cost of Investments	$59,175,831	$15,789,649	$61,661,435		$65,434,211
Cost of Repurchase Agreement	—	—	1,356,084		—
Cost of Foreign Currency	61,475	4,029	—		234,618

Investments, at Value	$64,476,767	$16,242,435	$63,673,946	*	$53,521,126
Repurchase Agreement, at Value	—	—	1,356,084		—
Cash	89,231	47,839	—		—
Foreign Currency, at Value	11,552	234	—		2,155
Dividend and Interest Receivable	49,994	13,068	575		860,936
Receivable for Investment Securities Sold	11,548	519	—		—
Reclaim Receivable	131	3,513	86,468		—
Unrealized Appreciation on Foreign Spot Currency Contracts	—	2	—		—
Receivable for Capital Shares Sold	—	90	—		—
Total Assets	64,639,223	16,307,700	65,117,073		54,384,217
Liabilities:
Obligation to Return Securities Lending Collateral	—	—	1,356,084		—
Payable due to Investment Adviser	37,427	6,785	29,028		30,895
Payable for Investment Securities Purchased	11,548	609	—		—
Cash Overdraft	—	—	27,064		653,955
Payable due to Custodian	30,940	4,965	—		18,673
Accrued Foreign Capital Gains Tax on Appreciated Securities	—	1,407	—		104,407
Due to Broker	—	—	355		—
Total Liabilities	79,915	13,766	1,412,531		807,930
Net Assets	$64,559,308	$16,293,934	$63,704,542		$53,576,287
Net Assets Consist of:
Paid-in Capital	$75,723,326	$37,165,021	$71,529,018		$62,544,568
Undistributed Net Investment Income	1,360,193	260,778	1,153,141		1,352,980
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(17,825,204)	(21,584,101)	(10,992,520)		1,696,018
Net Unrealized Appreciation (Depreciation) on Investments	5,300,936	452,786	2,012,511		(11,913,085)
Net Unrealized Appreciation (Depreciation) on Foreign Currency Translations	57	857	2,392		213
Foreign Capital Gains Tax on Appreciated Securities	—	(1,407)	—		(104,407)
Net Assets	$64,559,308	$16,293,934	$63,704,542		$53,576,287
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,012,135	700,000	5,100,000		3,950,000
Net Asset Value, Offering and Redemption Price Per Share	$21.43	$23.28	$12.49		$13.56
*Includes Market Value of Securities on Loan	$—	$—	$1,185,710		$—

The accompanying notes are an integral part of the financial statements.

86

Statements of Operations
For the year ended October 31, 2017

	Global X China Consumer ETF		Global X China Energy ETF	Global X China Financials ETF		Global X China Industrials ETF
Investment Income:
Dividend Income	$2,076,724		$76,647	$1,235,303		$91,920
Interest Income	260		19	118		16
Security Lending Income	64,330		—	—		—
Less: Foreign Taxes Withheld	(34,229)		(4,224)	(84,197)		(4,827)
Total Investment Income	2,107,085		72,442	1,151,224		87,109
Supervision and Administration Fees(1)	588,116		10,510	231,632		24,287
Custodian Fees	6,043		117	830		45
Total Expenses	594,159		10,627	232,462		24,332
Net Investment Income	1,512,926		61,815	918,762		62,777
Net Realized Gain on:
Investments	(2,023,884	)(2)	(155,541)	(152,691	)(2)	(4,019	)(2)
Foreign Currency Transactions	(4,816)		(63)	(1,190)		(130)
Net Realized Loss on Investments and Foreign Currency Transactions	(2,028,700)		(155,604)	(153,881)		(4,149)
Net Change in Unrealized Appreciation on:
Investments	37,454,176		296,239	9,449,169		934,580
Foreign Currency Translations	(6)		(1)	14		9
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translations	37,454,170		296,238	9,449,183		934,589
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions and Translations	35,425,470		140,634	9,295,302		930,440
Net Increase in Net Assets Resulting from Operations	$36,938,396		$202,449	$10,214,064		$993,217

(1)	The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)
(2)	Includes realized gains/(losses) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

87

Statements of Operations
For the year ended October 31, 2017

	Global X China Materials ETF	Global X NASDAQ China Technology ETF	Global X FTSE Southeast Asia ETF	Global X MSCI Colombia ETF
Investment Income:
Dividend Income	$79,191	$248,250	$366,942	$2,265,379
Interest Income	24	88	72	884
Security Lending Income	—	—	—	11,261
Less: Foreign Taxes Withheld	(2,367)	(1,969)	(19,325)	1,102
Total Investment Income	76,848	246,369	347,689	2,278,626
Supervision and Administration Fees(1)	17,603	89,548	78,306	632,803
Custodian Fees	26	107	98	121,756
Total Expenses	17,629	89,655	78,404	754,559
Waiver of Supervision and Administration Fees	–	–	–	(178,804)
Net Expenses	17,629	89,655	78,404	575,755
Net Investment Income	59,219	156,714	269,285	1,702,871
Net Realized Gain on:
Investments (2)	(222,726)	(291,265)	(361,378)	(9,568,250)
Foreign Currency Transactions	(222)	(62)	(2,871)	58,690
Net Realized Loss on Investments and Foreign Currency Transactions	(222,948)	(291,327)	(364,249)	(9,509,560)
Net Change in Unrealized Appreciation on:
Investments	1,197,075	4,011,282	2,135,899	11,274,216
Foreign Currency Translations	(2)	—	(23)	357
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translations	1,197,073	4,011,282	2,135,876	11,274,573
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions and Translations	974,125	3,719,955	1,771,627	1,765,013
Net Increase in Net Assets Resulting from Operations	$1,033,344	$3,876,669	$2,040,912	$3,467,884

(1)	The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)

(2)	Includes realized gains/(losses) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

88

Statements of Operations
For the year ended October 31, 2017

	Global X MSCI Argentina ETF	Global X MSCI Greece ETF	Global X MSCI Norway ETF	Global X FTSE Nordic Region ETF
Investment Income:
Dividend Income	$1,280,349	$8,406,327	$5,477,708	$1,123,730
Interest Income	552	3,856	648	—
Security Lending Income	—	70,735	534,993	33,845
Less: Foreign Taxes Withheld	(67,027)	(841,920)	(1,118,216)	(116,370)
Total Investment Income	1,213,874	7,638,998	4,895,133	1,041,205
Supervision and Administration Fees(1)	1,003,635	1,824,157	626,007	178,465
Custodian Fees	5,962	195,853	448	17,557
Other Fees	149	—	—	—
Total Expenses	1,009,746	2,020,010	626,455	196,022
Waiver of Supervision and Administration Fees	(123,845)	–	–	–
Net Expenses	885,901	2,020,010	626,455	196,022
Net Investment Income	327,973	5,618,988	4,268,678	845,183
Net Realized Gain on:
Investments (2)	15,416,126	12,512,923	(83,802)	441,850
Foreign Currency Transactions	(26,298)	11,861	(18,293)	984
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	15,389,828	12,524,784	(102,095)	442,834
Net Change in Unrealized Appreciation on:
Investments	21,715,334	53,233,992	23,370,632	7,044,280
Foreign Currency Translations	(1,808)	56	(2,144)	44,401
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translations	21,713,526	53,234,048	23,368,488	7,088,681
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions and Translations	37,103,354	65,758,832	23,266,393	7,531,515
Net Increase in Net Assets Resulting from Operations	$37,431,327	$71,377,820	$27,535,071	$8,376,698

(1)	The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)

(2)	Includes realized gains/(losses) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

89

Statements of Operations
For the year ended October 31, 2017

	Global X MSCI Nigeria ETF	Global X Next Emerging & Frontier ETF		Global X MSCI Portugal ETF		Global X MSCI Pakistan ETF
Investment Income:
Dividend Income	$2,021,309	$393,904		$1,594,788		$2,005,999
Interest Income	2,114	7,418		142		7
Security Lending Income	—	—		46,415		—
Less: Foreign Taxes Withheld	(184,647)	(36,657)		(239,090)		(248,547)
Total Investment Income	1,838,776	364,665		1,402,255		1,757,459
Supervision and Administration Fees(1)	307,534	72,854		197,014		216,083
Custodian Fees	178,697	11,056		17,820		67,359
Total Expenses	486,231	83,910		214,834		283,442
Net Investment Income	1,352,545	280,755		1,187,421		1,474,017
Net Realized Gain on:
Investments	(7,519,926)	(223,131	)(2)	(3,175,778	)(2)	1,893,477
Foreign Currency Transactions	7,654	(5,480)		(34,276)		(52,129)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(7,512,272)	(228,611)		(3,210,054)		1,841,348
Net Change in Unrealized Appreciation on:
Investments	20,889,620	2,395,381		11,745,951		(12,119,918)
Foreign Capital Gains Tax on Appreciated Securities	—	37		—		30,617
Foreign Currency Translations	43	1,969		21,331		382
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	20,889,663	2,397,387		11,767,282		(12,088,919)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions and Translations	13,377,391	2,168,776		8,557,228		(10,247,571)
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,729,936	$2,449,531		$9,744,649		$(8,773,554)

(1)	The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)

(2)	Includes realized gains/(losses) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

90

Statements of Changes in Net Assets

	Global X China Consumer ETF				Global X China Energy ETF
	Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$1,512,926		$1,327,430		$61,815	$33,354
Net Realized Loss on Investments and Foreign Currency Transactions	(2,028,700	)(1)	(13,185,592	)(1)	(155,604)	(254,864)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	37,454,170		2,818,911		296,238	113,320
Net Increase (Decrease) in Net Assets Resulting from Operations	36,938,396		(9,039,251)		202,449	(108,190)
Dividends and Distributions from:
Net Investment Income	(998,941)		(4,048,651)		(32,233)	(49,338)
Total Dividends and Distributions	(998,941)		(4,048,651)		(32,233)	(49,338)
Capital Share Transactions:
Issued	59,493,386		12,709,523		—	—
Redeemed	(12,405,900)		(20,549,924)		—	—
Increase (Decrease) in Net Assets from Capital Share Transactions	47,087,486		(7,840,401)		—	—
Total Increase (Decrease) in Net Assets	83,026,941		(20,928,303)		170,216	(157,528)
Net Assets:
Beginning of Year	73,022,636		93,950,939		1,583,275	1,740,803
End of Year	$156,049,577		$73,022,636		$1,753,491	$1,583,275
Undistributed Net Investment Income	$1,448,596		$922,520		$61,750	$32,231
Share Transactions:
Issued	3,800,000		1,200,000		—	—
Redeemed	(950,000)		(1,950,000)		—	—
Net Increase (Decrease) in Shares Outstanding from Share Transactions	2,850,000		(750,000)		—	—

(1)	Includes realized gains/(losses) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

91

Statements of Changes in Net Assets

	Global X China Financials ETF		Global X China Industrials ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$918,762	$533,098	$62,777	$59,170
Net Realized Loss on Investments and Foreign Currency Transactions(1)	(153,881)	(10,834,154)	(4,149)	(790,050)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	9,449,183	1,268,196	934,589	(1,350)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,214,064	(9,032,860)	993,217	(732,230)
Dividends and Distributions from:
Net Investment Income	(528,238)	(2,772,013)	(59,685)	(103,249)
Total Dividends and Distributions	(528,238)	(2,772,013)	(59,685)	(103,249)
Capital Share Transactions:
Issued	13,671,514	11,582,475	—	—
Redeemed	(1,394,630)	(28,846,647)	(688,805)	(2,616,503)
Increase (Decrease) in Net Assets from Capital Share Transactions	12,276,884	(17,264,172)	(688,805)	(2,616,503)
Total Increase (Decrease) in Net Assets	21,962,710	(29,069,045)	244,727	(3,451,982)
Net Assets:
Beginning of Year	28,288,609	57,357,654	3,770,292	7,222,274
End of Year	$50,251,319	$28,288,609	$4,015,019	$3,770,292
Undistributed Net Investment Income	$917,566	$528,232	$54,165	$51,038
Share Transactions:
Issued	900,000	800,000	—	—
Redeemed	(100,000)	(2,600,000)	(50,000)	(200,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	800,000	(1,800,000)	(50,000)	(200,000)

(1)	Includes realized gains/(losses) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements)

The accompanying notes are an integral part of the financial statements.

92

Statements of Changes in Net Assets

	Global X China Materials ETF		Global X NASDAQ China Technology ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$59,219	$16,403	$156,714	$286,431
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(1)	(222,948)	(241,694)	(291,327)	118,539
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	1,197,073	309,175	4,011,282	331,619
Net Increase in Net Assets Resulting from Operations	1,033,344	83,884	3,876,669	736,589
Dividends and Distributions from:
Net Investment Income	(16,197)	(70,832)	(528,298)	(100,894)
Total Dividends and Distributions	(16,197)	(70,832)	(528,298)	(100,894)
Capital Share Transactions:
Issued	3,862,280	—	4,112,680	—
Redeemed	(823,898)	—	(2,394,276)	(2,099,886)
Increase (Decrease) in Net Assets from Capital Share Transactions	3,038,382	—	1,718,404	(2,099,886)
Total Increase (Decrease) in Net Assets	4,055,529	13,052	5,066,775	(1,464,191)
Net Assets:
Beginning of Year	1,341,570	1,328,518	13,940,244	15,404,435
End of Year	$5,397,099	$1,341,570	$19,007,019	$13,940,244
Undistributed Net Investment Income	$58,996	$16,196	$37,241	$277,404
Share Transactions:
Issued	200,000	—	150,000	—
Redeemed	(50,000)	—	(100,000)	(100,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	150,000	—	50,000	(100,000)

(1)	Includes realized gains/(losses) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

93

Statements of Changes in Net Assets

	Global X FTSE Southeast Asia ETF		Global X MSCI Colombia ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$269,285	$302,964	$1,702,871	$1,372,278
Net Realized Loss on Investments and Foreign Currency Transactions(1)	(364,249)	(1,810,378)	(9,509,560)	(18,116,087)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	2,135,876	2,385,847	11,274,573	23,181,270
Net Increase in Net Assets Resulting from Operations	2,040,912	878,433	3,467,884	6,437,461
Dividends and Distributions from:
Net Investment Income	(284,922)	(486,151)	(1,265,662)	(948,793)
Total Dividends and Distributions	(284,922)	(486,151)	(1,265,662)	(948,793)
Capital Share Transactions:
Issued	1,545,296	—	23,943,306	22,093,246
Redeemed	(1,330,835)	(2,418,748)	(21,921,654)	(5,437,401)
Increase (Decrease) in Net Assets from Capital Share Transactions	214,461	(2,418,748)	2,021,652	16,655,845
Total Increase (Decrease) in Net Assets	1,970,451	(2,026,466)	4,223,874	22,144,513
Net Assets:
Beginning of Year	12,349,367	14,375,833	88,760,495	66,615,982
End of Year	$14,319,818	$12,349,367	$92,984,369	$88,760,495
Undistributed Net Investment Income	$241,638	$260,146	$1,219,909	$724,010
Share Transactions:
Issued	100,000	—	2,450,000	2,650,000
Redeemed	(100,000)	(200,000)	(2,350,000)	(600,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	—	(200,000)	100,000	2,050,000

(1)	Includes realized gains/(losses) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

94

Statements of Changes in Net Assets

	Global X MSCI Argentina ETF		Global X MSCI Greece ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$327,973	$374,182	$5,618,988	$4,178,333
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(1)	15,389,828	3,129,729	12,524,784	(134,815,500)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	21,713,526	12,204,462	53,234,048	39,582,204
Net Increase (Decrease) in Net Assets Resulting from Operations	37,431,327	15,708,373	71,377,820	(91,054,963)
Dividends and Distributions from:
Net Investment Income	(308,816)	(213,754)	(5,196,758)	(3,840,043)
Total Dividends and Distributions	(308,816)	(213,754)	(5,196,758)	(3,840,043)
Capital Share Transactions:
Issued	107,177,896	78,356,541	116,402,043	71,752,872
Redeemed	(51,434,300)	(18,604,618)	(78,355,928)	(46,203,761)
Increase in Net Assets from Capital Share Transactions	55,743,596	59,751,923	38,046,115	25,549,111
Total Increase (Decrease) in Net Assets	92,866,107	75,246,542	104,227,177	(69,345,895)
Net Assets:
Beginning of Year	90,601,600	15,355,058	245,561,296	314,907,191
End of Year	$183,467,707	$90,601,600	$349,788,473	$245,561,296
Undistributed Net Investment Income	$202,378	$209,519	$4,452,163	$4,017,796
Share Transactions:
Issued	3,700,000	3,900,000	12,400,000	8,850,000
Redeemed	(1,800,000)	(850,000)	(8,200,000)	(5,700,000)
Net Increase in Shares Outstanding from Share Transactions	1,900,000	3,050,000	4,200,000	3,150,000

(1)	Includes realized gains/(losses) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

95

Statements of Changes in Net Assets

	Global X MSCI Norway ETF		Global X FTSE Nordic Region ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$4,268,678	$3,062,802	$845,183	$1,412,597
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(1)	(102,095)	(13,126,251)	442,834	(480,279)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	23,368,488	19,197,278	7,088,681	(6,052,917)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,535,071	9,133,829	8,376,698	(5,120,599)
Dividends and Distributions from:
Net Investment Income	(3,382,974)	(2,212,531)	(1,335,962)	(1,490,826)
Total Dividends and Distributions	(3,382,974)	(2,212,531)	(1,335,962)	(1,490,826)
Capital Share Transactions:
Issued	67,394,304	54,452,738	3,497,127	—
Redeemed	(40,807,392)	(12,400,772)	(12,972,942)	(5,085,717)
Increase (Decrease) in Net Assets from Capital Share Transactions	26,586,912	42,051,966	(9,475,815)	(5,085,717)
Total Increase (Decrease) in Net Assets	50,739,009	48,973,264	(2,435,079)	(11,697,142)
Net Assets:
Beginning of Year	113,997,105	65,023,841	40,898,647	52,595,789
End of Year	$164,736,114	$113,997,105	$38,463,568	$40,898,647
Undistributed Net Investment Income	$3,614,177	$2,694,337	$743,838	$1,107,674
Share Transactions:
Issued	5,150,000	5,450,000	150,000	—
Redeemed	(3,250,000)	(1,200,000)	(650,000)	(250,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	1,900,000	4,250,000	(500,000)	(250,000)

(1)	Includes realized gains/(losses) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

96

Statements of Changes in Net Assets

	Global X MSCI Nigeria ETF				Global X Next Emerging & Frontier ETF
	Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2017		Year Ended October 31, 2016
Operations:
Net Investment Income	$1,352,545		$817,156		$280,755		$461,590
Net Realized Loss on Investments and Foreign Currency Transactions	(7,512,272)		(4,864,663)		(228,611	)(1)	(30,843,618	)(1)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	20,889,663		(7,935,087)		2,397,387		27,364,278
Net Increase (Decrease) in Net Assets Resulting from Operations	14,729,936		(11,982,594)		2,449,531		(3,017,750)
Dividends and Distributions from:
Net Investment Income	(706,374)		(850,578)		(337,103)		(2,414,376)
Total Dividends and Distributions	(706,374)		(850,578)		(337,103)		(2,414,376)
Capital Share Transactions:
Issued	25,280,343		18,433,905		—		2,018,082
Redeemed	(2,753,139)		(2,215,314)		(930,290)		(88,399,190)
Increase (Decrease) in Net Assets from Capital Share Transactions	22,527,204		16,218,591		(930,290)		(86,381,108)
Total Increase (Decrease) in Net Assets	36,550,766		3,385,419		1,182,138		(91,813,234)
Net Assets:
Beginning of Year	28,008,542		24,623,123		15,111,796		106,925,030
End of Year	$64,559,308		$28,008,542		$16,293,934		$15,111,796
Undistributed Net Investment Income	$1,360,193		$706,368		$260,778		$322,196
Share Transactions:
Issued	1,537,500	(2)	925,000	(2)	—		100,000
Redeemed	(150,365	)(2)	(75,000	)(2)	(50,000)		(4,900,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	1,387,135		850,000		(50,000)		(4,800,000)

(1)	Includes realized gains/(losses) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).
(2)	Adjusted to reflect the effect of a 1 for 4 reverse share split on March 16, 2017. (See Note 9 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

97

Statements of Changes in Net Assets

	Global X MSCI Portugal ETF				Global X MSCI Pakistan ETF
	Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$1,187,421		$1,131,946		$1,474,017	$297,924
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(3,210,054	)(1)	(3,363,618	)(1)	1,841,348 (1)	(137,610)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	11,767,282		74,482		(12,088,919)	554,585
Net Increase (Decrease) in Net Assets Resulting from Operations	9,744,649		(2,157,190)		(8,773,554)	714,899
Dividends and Distributions from:
Net Investment Income	(878,665)		(1,260,520)		(363,656)	(146,008)
Net Realized Gains	—		—		—	(18,840)
Total Dividends and Distributions	(878,665)		(1,260,520)		(363,656)	(164,848)
Capital Share Transactions:
Issued	36,796,138		5,179,446		69,427,851	4,446,623
Redeemed	(7,651,145)		(13,516,694)		(17,377,887)	—
Increase (Decrease) in Net Assets from Capital Share Transactions	29,144,993		(8,337,248)		52,049,964	4,446,623
Total Increase (Decrease) in Net Assets	38,010,977		(11,754,958)		42,912,754	4,996,674
Net Assets:
Beginning of Year	25,693,565		37,448,523		10,663,533	5,666,859
End of Year	$63,704,542		$25,693,565		$53,576,287	$10,663,533
Undistributed Net Investment Income	$1,153,141		$868,860		$1,352,980	$258,559
Share Transactions:
Issued	3,250,000		500,000		4,200,000	300,000
Redeemed	(750,000)		(1,350,000)		(950,000)	—
Net Increase (Decrease) in Shares Outstanding from Share Transactions	2,500,000		(850,000)		3,250,000	300,000

(1) Includes realized gains(losses) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

98

Financial Highlights

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover (%)††
Global X China Consumer ETF
2017	11.97	0.24	5.40	5.64	(0.17)	—	(0.17)	17.44	47.90	156,050	0.65	1.67	34.72
2016	13.72	0.20	(1.36)	(1.16)	(0.59)	—	(0.59)	11.97	(8.57)	73,023	0.65	1.71	38.13
2015	13.82	0.53	(0.37)	0.16	(0.26)	—	(0.26)	13.72	1.34	93,951	0.65	3.86	24.57
2014	15.87	0.17	(2.07)	(1.90)	(0.15)	—	(0.15)	13.82	(12.09)	134,014	0.65	1.18	18.89
2013	14.00	0.16	1.88	2.04	(0.17)	—	(0.17)	15.87	14.66	170,554	0.65	1.11	27.76
Global X China Energy ETF
2017	10.56	0.41	0.93	1.34	(0.21)	—	(0.21)	11.69	13.13	1,753	0.65	3.82	11.85
2016	11.61	0.22	(0.94)	(0.72)	(0.33)	—	(0.33)	10.56	(6.11)	1,583	0.65	2.19	22.19
2015	15.03	0.22	(3.31)	(3.09)	(0.33)	—	(0.33)	11.61	(20.89)	1,741	0.65	1.66	15.62
2014	15.11	0.29	(0.09)	0.20	(0.28)	—	(0.28)	15.03	1.34	4,509	0.65	1.90	12.65
2013	13.76	0.26	1.34	1.60	(0.25)	—	(0.25)	15.11	11.72	4,534	0.65	1.82	24.41
Global X China Financials ETF
2017	13.80	0.39	3.70	4.09	(0.26)	—	(0.26)	17.63	30.32	50,251	0.65	2.58	19.12
2016	14.90	0.25	(0.62)	(0.37)	(0.73)	—	(0.73)	13.80	(2.56)	28,289	0.65	1.92	18.43
2015	13.50	0.54	1.02	1.56	(0.16)	—	(0.16)	14.90	11.50	57,358	0.65	3.34	15.88
2014	13.29	0.23	0.05 ^	0.28	(0.07)	—	(0.07)	13.50	2.08	48,585	0.65	1.76	6.90
2013	12.03	0.27	1.36	1.63	(0.37)	—	(0.37)	13.29	13.61	42,518	0.65	2.09	33.49
Global X China Industrials ETF
2017	12.57	0.24	3.45	3.69	(0.20)	—	(0.20)	16.06	29.88	4,015	0.65	1.68	21.53
2016	14.44	0.18	(1.71)	(1.53)	(0.34)	—	(0.34)	12.57	(10.60)	3,770	0.65	1.47	14.08
2015	12.93	0.21	1.40	1.61	(0.10)	—	(0.10)	14.44	12.49	7,222	0.65	1.38	23.87
2014	12.14	0.15	0.83	0.98	(0.19)	—	(0.19)	12.93	8.13	5,821	0.65	1.24	10.61
2013	11.40	0.15	0.75	0.90	(0.16)	—	(0.16)	12.14	7.89	4,248	0.65	1.28	19.01
Global X China Materials ETF
2017	13.42	0.38	7.95	8.33	(0.16)	—	(0.16)	21.59	62.79	5,397	0.65	2.19	49.80
2016	13.29	0.16	0.68	0.84	(0.71)	—	(0.71)	13.42	6.84	1,342	0.65	1.31	26.33
2015	14.80	0.40	(1.70)	(1.30)	(0.21)	—	(0.21)	13.29	(8.95)	1,329	0.65	2.39	28.59
2014	15.13	0.19	(0.27)	(0.08)	(0.25)	—	(0.25)	14.80	(0.57)	2,959	0.65	1.26	13.51
2013(1)	16.28	0.17	(1.05)	(0.88)	(0.27)	—	(0.27)	15.13	(5.63)	2,269	0.65	1.65	31.07
Global X NASDAQ China Technology ETF
2017	23.23	0.28	6.69	6.97	(0.96)	—	(0.96)	29.24	31.56	19,007	0.65	1.14	42.59
2016	22.01	0.45	0.91	1.36	(0.14)	—	(0.14)	23.23	6.20	13,940	0.65	2.09	42.02
2015	23.48	0.12	(1.52)	(1.40)	(0.07)	—	(0.07)	22.01	(5.94)	15,404	0.65	0.52	44.95
2014	20.63	0.06	2.80	2.86	(0.01)	—	(0.01)	23.48	13.85	22,307	0.65	0.29	64.79
2013	13.77	0.02	6.92	6.94	(0.08)	—	(0.08)	20.63	50.68	10,317	0.65	0.14	57.24

(1)	Per share amounts have been restated for a 1 for 2 reverse share split on May 16, 2013. See Note 9 in the Notes to Financial Statements.
^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating
*	Per share data calculated using average shares method.
**	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

99

Financial Highlights

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution From Capital Gains ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover (%)††
Global X FTSE Southeast Asia ETF
2017	13.72	0.32	2.23	2.55	(0.36)	—	(0.36)	15.91	19.19	14,320	0.65		2.23	7.78
2016	13.07	0.31	0.78	1.09	(0.44)	—	(0.44)	13.72	8.75	12,349	0.65		2.40	12.94
2015	16.76	0.34	(3.61)	(3.27)	(0.42)	—	(0.42)	13.07	(19.97)	14,376	0.65		2.26	24.06
2014	17.12	0.39	(0.16)	0.23	(0.59)	—	(0.59)	16.76	1.68	29,336	0.65		2.36	8.36
2013	16.75	0.47	0.28 ^	0.75	(0.38)	—	(0.38)	17.12	4.50	49,634	0.65		2.73	24.07
Global X MSCI Colombia ETF
2017	9.22	0.18	0.29	0.47	(0.13)	—	(0.13)	9.56	5.24	92,984	0.62	@	1.83	40.93
2016	8.79	0.16	0.39	0.55	(0.12)	—	(0.12)	9.22	6.55	88,760	0.65	@	1.82	37.60
2015	17.42	0.31	(8.53)	(8.22)	(0.41)	—	(0.41)	8.79	(47.93)	66,616	0.61	@	2.80	66.93
2014	20.55	0.40	(2.78)	(2.38)	(0.75)	—	(0.75)	17.42	(11.73)	100,688	0.66	@	2.12	47.57
2013	21.89	0.42	(1.31)	(0.89)	(0.45)	—	(0.45)	20.55	(4.21)	149,625	0.75	@	2.05	52.06
Global X MSCI Argentina ETF
2017	23.69	0.07	8.37	8.44	(0.08)	—	(0.08)	32.05	35.79	183,468	0.65	‡	0.24	24.45
2016	19.81	0.15	3.89	4.04	(0.16)	—	(0.16)	23.69	20.65	90,602	0.74		0.69	20.88
2015	21.18	0.11	(1.39)	(1.28)	(0.09)	—	(0.09)	19.81	(6.04)	15,355	0.74		0.58	26.88
2014	20.29	0.10	0.91 ^	1.01	(0.12)	—	(0.12)	21.18	5.03	20,652	0.74		0.49	95.29
2013(1)	16.84	0.10	3.53	3.63	(0.18)	—	(0.18)	20.29	21.73	6,595	0.74		0.57	26.52
Global X MSCI Greece ETF
2017	7.35	0.15	1.95	2.10	(0.15)	—	(0.15)	9.30	29.04	349,788	0.61		1.69	21.59
2016	10.41	0.13	(3.07)	(2.94)	(0.12)	—	(0.12)	7.35	(28.33)	245,561	0.62		1.71	76.19
2015	15.84	0.18	(5.48)	(5.30)	(0.13)	—	(0.13)	10.41	(33.66)	314,907	0.62		1.61	29.35
2014	22.60	0.08	(6.83)	(6.75)	(0.01)	—	(0.01)	15.84	(29.83)	140,201	0.62		0.38	64.19
2013	16.16	0.15	6.32	6.47	(0.02)	(0.01)	(0.03)	22.60	40.14	94,938	0.61		0.84	77.29
Global X MSCI Norway ETF
2017	11.07	0.41	2.34	2.75	(0.32)	—	(0.32)	13.50	25.53	164,736	0.50		3.41	9.53
2016	10.75	0.35	0.34	0.69	(0.37)	—	(0.37)	11.07	6.86	113,997	0.50		3.39	16.62
2015	14.82	0.34	(3.58)	(3.24)	(0.83)	—	(0.83)	10.75	(22.50)	65,024	0.50		2.76	16.05
2014	16.76	0.63	(2.18)	(1.55)	(0.39)	—	(0.39)	14.82	(9.46)	183,038	0.50		3.76	26.50
2013	15.09	0.50	1.60	2.10	(0.43)	—	(0.43)	16.76	14.21	80,465	0.50		3.23	11.01
Global X FTSE Nordic Region ETF
2017	19.38	0.51	4.72	5.23	(0.72)	—	(0.72)	23.89	27.97	38,464	0.55		2.37	6.79
2016	22.29	0.63	(2.91)	(2.28)	(0.63)	—	(0.63)	19.38	(10.54)	40,899	0.51		3.01	10.90
2015	24.36	0.59	(1.81)	(1.22)	(0.85)	—	(0.85)	22.29	(5.05)	52,596	0.50		2.53	7.76
2014	23.74	0.79	0.46	1.25	(0.63)	—	(0.63)	24.36	5.30	59,927	0.50		3.16	6.05
2013	18.65	0.62	4.97	5.59	(0.50)	—	(0.50)	23.74	30.54	56,015	0.50		2.92	8.95

(1)	Per share amounts have been restated for a 1 for 2 reverse share split on May 16, 2013. See Note 9 in the Notes to Financial Statements.
^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating
*	Per share data calculated using average shares method.
**	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers
@	The ratio of Expenses to Average Net Assets includes the effect of a waiver. If these offsets were excluded, the ratio would have been 0.81%, 0.84%, 0.79%, 0.78% and 0.80% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
‡	The ratio of Expenses to Average Net Assets includes the effect of a waiver. If these offsets were excluded, the ratio would have been 0.74% for the year ended October 31, 2017.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

100

Financial Highlights

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover (%)††
Global X MSCI Nigeria ETF
2017(1)	17.24	0.54	4.07	4.61	(0.42)	—	(0.42)	21.43	27.52	64,559	1.07		2.99		21.07
2016(1)	31.76	0.86	(14.16)	(13.30)	(1.22)	—	(1.22)	17.24	(43.30)	28,009	1.02	@	3.80		29.61
2015(1)	52.08	1.37	(20.47)	(19.10)	(1.22)	—	(1.22)	31.76	(37.25)	24,623	0.68	@	3.72		34.00
2014(1)	59.68	1.88	(8.65)	(6.77)	(0.68)	(0.15)	(0.83)	52.08	(11.55)	16,924	0.68	@	3.14		54.75
2013(1)(2)	61.24	1.21	(2.77)	(1.56)	—	—	—	59.68	(2.55)	5,970	0.68	@†	3.54	†	5.44
Global X Next Emerging & Frontier ETF
2017	20.15	0.40	3.21	3.61	(0.48)	—	(0.48)	23.28	18.53	16,294	0.56		1.89		7.93
2016	19.27	0.20	1.14 ^	1.34	(0.46)	—	(0.46)	20.15	7.33	15,112	0.56		1.13		9.35
2015	25.55	0.49	(6.37)	(5.88)	(0.40)	—	(0.40)	19.27	(23.29)	106,925	0.58		2.22		19.72
2014(3)	25.08	0.51	0.01	0.52	(0.05)	—	(0.05)	25.55	2.07	152,027	0.58	†‡	2.00	†	24.14
Global X MSCI Portugal ETF
2017	9.88	0.36	2.65	3.01	(0.40)	—	(0.40)	12.49	31.88	63,705	0.60		3.31		25.31
2016	10.85	0.42	(0.93)	(0.51)	(0.46)	—	(0.46)	9.88	(4.86)	25,694	0.61		4.26		27.20
2015	12.65	0.30	(1.87)	(1.57)	(0.23)	—	(0.23)	10.85	(12.39)	37,449	0.61		2.68		35.26
2014(4)	15.04	0.38	(2.77)	(2.39)	—	—	—	12.65	(15.89)	36,692	0.61	†	2.58	†	53.58
Global X MSCI Pakistan ETF
2017	15.23	0.75	(1.90)	(1.15)	(0.52)	—	(0.52)	13.56	(8.25)	53,576	0.89		4.64		65.51
2016	14.17	0.58	0.90	1.48	(0.37)	(0.05)	(0.42)	15.23	10.87	10,664	0.91		4.01		21.22
2015(5)	15.28	0.35	(1.46)	(1.11)	—	—	—	14.17	(7.26)	5,667	0.90	†	4.43	†	19.31

(1)	Per share amounts have been adjusted for a 1 for 4 reverse share split on March 16, 2017 (See Note 9 in the Notes to Financial Statements).
(2)	The Fund commenced operations on April 2,2013.
(3)	The Fund commenced operations on November 6, 2013.
(4)	The Fund commenced operations on November 12, 2013.
(5)	The Fund commenced operations on April 22, 2015.
^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating
*	Per share data calculated using average shares method.
**	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.
@	The ratio of Expenses to Average Net Assets includes the effect of a waiver. If these offsets were excluded, the ratio would have been 1.10%, 0.92%, 0.92% and 0.92% for the years and or period ended October 31, 2016, 2015 ,2014, and 2013, respectively.
‡	The ratio of Expenses to Average Net Assets includes the effect of income taxes. If these expenses were excluded, the ratio would have been 0.58% for the Global X Next Emerging & Frontier ETF.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

101

Notes to Financial Statements

October 31, 2017

1. ORGANIZATION

The Global X Funds (the "Trust") is a Delaware statutory trust formed on March 6, 2008. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of October 31, 2017, the Trust had ninety-six portfolios, fifty-two of which were operational. The financial statements herein and the related notes pertain to the Global X China Consumer ETF, Global X China Energy ETF, Global X China Financials ETF, Global X China Industrials ETF, Global X China Materials ETF, Global X NASDAQ China Technology ETF, Global X MSCI Greece ETF, Global X MSCI Norway ETF, Global X FTSE Nordic Region ETF, Global X FTSE Southeast Asia ETF, Global X MSCI Argentina ETF, Global X MSCI Colombia ETF, Global X MSCI Nigeria ETF, Global X MSCI Pakistan ETF, Global X MSCI Portugal ETF and Global X Next Emerging & Frontier ETF (each a “Fund”, and collectively, the “Funds”). Each Fund (except for the Global X Next Emerging & Frontier ETF) had elected non-diversification status.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Funds.

USE OF ESTIMATES — The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

RETURN OF CAPITAL ESTIMATES — Distributions received by the Funds from underlying master limited partnership (“MLP”) investments generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

SECURITY VALUATION — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ and the Nigerian Stock Exchange), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent mean between the quoted bid and asked prices, which approximate fair value (absent both bid and asked prices on such exchange, the bid price may be used).

For securities traded on NASDAQ and the Nigerian Stock Exchange, the Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations,

102

Notes to Financial Statements (continued)

October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which appr- oximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from its primary trading exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Funds may fair value a security if an event that may materially affect the value of the Funds’ security that traded outside of the United States (a “Significant Event”) has occurred between the time of the security's last close and the time that the Funds calculate their net asset values. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disaster, armed conflict, acts of terrorism and significant market fluctuations. If Global X Management Company LLC, the Funds investment adviser (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of security after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate their net asset values, it may request that a Committee meeting be called. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2017, there were securities valued using Fair Value Procedures of $312, $194,512, $49,889 and $646 in Global X China Industrials ETF, Global X China Materials ETF, Global X NASDAQ China Technology ETF and Global X MSCI Portugal ETF, respectively. There were no other securities priced using the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date

103

Notes to Financial Statements (continued)

October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Level 2 – Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost)

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments, fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For the year ended October 31, 2017, there have been no significant changes to the Funds’ fair valuation methodologies.

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of October 31, 2017. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Global X China Materials ETF

Assets	Fair Value at 10/31/17	Valuation Technique(s)	Unobservable Input	Discount Percentage
Common Stock	$194,512	Discount from the Last Traded Price	Last Traded Price Comparability Adjustment %	0.6%

Global X China Industrials

Assets	Fair Value at 10/31/17	Valuation Technique(s)	Unobservable Input	Discount Percentage
Common Stock	$312	Discount from the Last Traded Price	Last Traded Price Comparability Adjustment %	99.8%
Common Stock	$37,221	Discount from the Last Traded Price	Last Traded Price Comparability Adjustment %	1.0%

DUE TO/FROM BROKERS — Due to/from brokers includes cash and collateral balances with the Funds’ clearing brokers or counterparties at October 31, 2017. The Funds continuously monitor the credit standing of each broker or counterparty with whom they conduct business.  In the event a broker or counterparty is unable to fulfill its obligations, the Funds would be subject to counterparty credit risk.

REPURCHASE AGREEMENTS — Securities pledged as collateral for repurchase agreements by Deutsche Bank are held by Citibank N.A. whereas the collateral for repurchase agreements by Barclays Bank are held by BNY and are designated as being held on each Fund’s behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the

104

Notes to Financial Statements (continued)

October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. It is the Funds’ policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the Adviser to be creditworthy. The Fund bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is prevented from exercising its rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period. For financial statement purposes, the Funds record the securities lending collateral (included in repurchase agreements, at value or restricted cash) as an asset and the obligation to return securities lending collateral as a liability on the Statements of Assets and Liabilities.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds.

At October 31, 2017, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

		Fair Value of Non-cash	Cash Collateral
	Repurchase Agreements	Collateral Received	Received	Net Amount(2)
Global X China Consumer ETF
Barclays Bank	$3,552,540	$3,552,540	$-	$-
Deutsche Bank	2,427,977	2,427,977	-	-
Global X MSCI Colombia ETF(1)
Barclays Bank	1,931,259	1,931,259	-	-
Deutsche Bank	1,319,916	1,319,916	-	-
Global X MSCI Greece ETF
Barclays Bank	3,368,365	3,368,365	-	-
Deutsche Bank	2,302,103	2,302,103	-	-
Global X MSCI Norway ETF
Barclays Bank	29,262,061	29,262,061	-	-
Deutsche Bank	19,999,105	19,999,105	-	-
Global X FTSE Nordic Region ETF
Barclays Bank	1,017,935	1,017,935	-	-
Deutsche Bank	695,706	695,706	-	-
Global X MSCI Portugal ETF
Barclays Bank	805,539	805,539	-	-
Deutsche Bank	550,545	550,545	-	-

(1)Net Amount represents the net amount receivable due from the counterparty in the event of default.

FEDERAL INCOME TAXES — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50 percent) that each

105

Notes to Financial Statements (continued)

October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.

If the Funds have foreign tax filings that have not been made, the tax years that remain subject to examination may date back to the inception of each Fund.

The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date.

FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions and translations represent net foreign exchange gains or losses from foreign currency spot contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Funds distribute their net investment income on a pro rata basis. Any net investment income and net realized capital gains are distributed at least annually. All distributions are recorded on the ex-dividend date.

CASH OVERDRAFT CHARGES — Per the terms of an agreement with BBH, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of LIBOR plus 2.00%. Cash overdraft charges are included in custodian fees on the Statements of Operations.

CREATION UNITS — The Funds issue and redeem their shares (“Shares”) on a continuous basis at Net Asset Value (“NAV”) and only in large blocks of 50,000 Shares, referred to as “Creation Units”.

106

Notes to Financial Statements (continued)

October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee per transaction. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day.

An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee per transaction to Brown Brothers Harriman & Co. (“BBH”), the Funds’ custodian (“Custodian”), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, an additional variable fee may be charged. The following table discloses Creation Unit breakdown:

	Creation Unit	Creation	Value at	Redemption
	Shares	Fee	October 31, 2017	Fee
Global X China Consumer ETF	50,000	$1,600	$872,000	$1,600
Global X China Energy ETF	50,000	1,600	584,500	1,600
Global X China Financials ETF	50,000	1,600	881,500	1,600
Global X China Industrials ETF	50,000	1,600	803,000	1,600
Global X China Materials ETF	50,000	1,600	1,079,500	1,600
Global X NASDAQ China Technology ETF	50,000	1,600	1,462,000	1,600
Global X FTSE Southeast Asia ETF	50,000	2,300	795,500	2,300
Global X MSCI Colombia ETF	50,000	2,500	478,000	2,500
Global X MSCI Argentina ETF	50,000	500	1,602,500	500
Global X MSCI Greece ETF	50,000	1,000	465,000	1,000
Global X MSCI Norway ETF	50,000	2,300	675,000	2,300
Global X FTSE Nordic Region ETF	50,000	1,300	1,194,500	1,300
Global X MSCI Nigeria ETF	50,000	2,300	1,071,500	2,300
Global X Next Emerging & Frontier ETF	50,000	9,500	1,164,000	9,500
Global X MSCI Portugal ETF	50,000	1,000	624,500	1,000
Global X MSCI Pakistan ETF	50,000	3,800	678,000	3,800

3. RELATED PARTIES AND SERVICE PROVIDER TRANSACTIONS

The Adviser serves as the investment adviser and the administrator for the Funds. Subject to the supervision of the Board, the Adviser is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters and provides or causes to be furnished all supervisory, administrative and other services reasonably necessary for the operation of the Funds, including certain distribution services (provided pursuant to a separate distribution services agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment advisory services (provided pursuant to a separate Investment Advisory Agreement), under what is essentially an "all-in" fee structure. For the Advisers service to the Funds, under the Supervision and Administration Agreement, each Fund pays a monthly fee to the Adviser at the annual rate below (stated as a percentage of the average daily net assets of the Fund). In addition, the Funds bear other expenses, directly and indirectly that are not covered by the Supervision and Administration Agreement, which may vary and affect the total expense ratios of the Funds, such as taxes, brokerage fees, commissions and other transaction expenses, interest expenses, acquired fund fees and extraordinary expenses

107

Notes to Financial Statements (continued)

October 31, 2017

3. RELATED PARTIES AND SERVICE PROVIDER TRANSACTIONS (continued)

(such as litigation and indemnification expenses). In addition, the Global X MSCI Colombia ETF, Global X MSCI Argentina ETF, Global X MSCI Greece ETF, Global X MSCI Nigeria ETF, Global X Next Emerging & Frontier ETF, Global X MSCI Portugal ETF and Global X MSCI Pakistan ETF pay custodial fees that are not covered by the Supervision and Administration Agreement. Pursuant to an agreement with the Custodian, the Global X MSCI Colombia ETF, Global X MSCI Argentina ETF, Global X MSCI Greece ETF, Global X MSCI Nigeria ETF, Global X Next Emerging & Frontier ETF, Global X MSCI Portugal ETF and Global X MSCI Pakistan ETF may pay up to 0.16%, 0.01%, 0.07%, 0.42%, 0.07%, 0.06% and 0.23%, respectively, in Custody Fees (in addition to the Supervision and Administration Fee).

Supervision
and
Administration
Fee
Global X China Consumer ETF	0.65%
Global X China Energy ETF	0.65%
Global X China Financials ETF	0.65%
Global X China Industrials ETF	0.65%
Global X China Materials ETF	0.65%
Global X NASDAQ China Technology ETF	0.65%
Global X FTSE Southeast Asia ETF	0.65%
Global X MSCI Colombia ETF*	0.61%
Global X MSCI Argentina ETF**	0.59%
Global X MSCI Greece ETF	0.55%
Global X MSCI Norway ETF	0.50%
Global X FTSE Nordic Region ETF	0.50%
Global X MSCI Nigeria ETF***	0.68%
Global X Next Emerging & Frontier ETF	0.49%
Global X MSCI Portugal ETF	0.55%
Global X MSCI Pakistan ETF	0.68%

*Pursuant to an expense limitation agreement, the Adviser has agreed to waive or reimburse fees and/or limit fund expenses to the extent necessary to assure that the operating expenses of the Global X MSCI Colombia ETF (the “Fund”) (exclusive of taxes, brokerage fees, commissions, and other transaction expenses and extraordinary expenses (such as litigation and indemnification expenses)) will not exceed 0.61% of the Fund’s average daily net assets per year until at least March 1, 2018. The Fund (at a later date) may reimburse the Adviser for the fees and expenses it waived or reimbursed and/or limited pursuant to the expense limitation agreement during any of the prior three fiscal years, provided that, among other things, any reimbursement made to the Adviser does not cause Total Annual Fund Operating Expenses to exceed the maximum permitted rate during the period in which it is paid and the Board has approved such reimbursement to the Adviser. As of October 31, 2017, the amounts of waivers/reimbursements subject to recoupment for Global X MSCI Colombia ETF were $178,804 expiring 2020, $145,757 expiring 2019, and $133,125 expiring in 2018. As of October 31, 2017, there had been no recoupment of previously waived and reimbursed fees.

**Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to waive or reimburse fees and/or limit Fund expenses to the extent necessary to assure that the operating expenses of the Global X MSCI Argentina ETF (the "Fund") (exclusive of taxes, brokerage fees, commissions, and other transaction expenses, interest and extraordinary expenses (such as

108

Notes to Financial Statements (continued)

October 31, 2017

3. RELATED PARTIES AND SERVICE PROVIDER TRANSACTIONS (continued)

litigation and indemnification expenses)) will not exceed 0.59% of the Fund’s average daily net assets per year until at least May 1, 2018. Pursuant to the Expense Limitation Agreement, the Fund (at a later date) may reimburse the Adviser for the fees and expenses it waived or reimbursed and/or limited pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, any reimbursement made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.59% during the period in which it is paid and the Board has approved such reimbursement to the Adviser. As of October 31, 2017, the amounts of waivers/reimbursements subject to recoupment for Global X MSCI Argentina ETF were $123,845 expiring 2020. As of October 31, 2017, there had been no recoupment of previously waived and reimbursed fees.

***Effective March 1, 2016, the Adviser discontinued an expense limitation agreement that had been in place with respect to the Global X MSCI Nigeria ETF. As of October 31, 2017, the amounts of waivers/reimbursements subject to recoupment for Global X MSCI Nigeria ETF were $15,742 expiring in 2019 and $58,656 expiring in 2018. As of October 31, 2017, there had been no recoupment of previously waived and reimbursed fees.

SEI Investments Global Funds Services (“SEIGFS”) serves as sub-administrator to the Funds. As sub-administrator, SEIGFS provides the Funds with the required general administrative services, including, without limitation: office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and assistance with the preparation and filing of reports, registration statements, proxy statements and other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, the SEIGFS receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser.

SEI Investments Distribution Co. (“SIDCO”) serves as each Fund’s underwriter and distributor of Creation Units pursuant to a Distribution Agreement. SIDCO has no obligation to sell any specific quantity of Fund Shares. SIDCO bears the following costs and expenses relating to the distribution of Shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all costs of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. SIDCO receives no fee for its distribution services under the Distribution Agreement, rather the Adviser compensates SIDCO for certain expenses, out-of-pocket costs, and transaction fees.

BBH serves as transfer agent and custodian of certain Funds’ assets. As custodian, BBH has agreed to (1) make receipts and disbursements of money on behalf of the Fund, (2) collect and receive all income and other payments and distributions on account of the Funds’ portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the Funds concerning the Funds’ operations. BBH does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees. BBH also serves as transfer agent. As transfer agent, BBH has agreed to (1) issue and redeem shares of each Fund, (2) make dividend and other distributions to shareholders of each Fund, (3) respond to correspondence by shareholders and others relating to its duties; (4) maintain shareholder accounts, and (5) make periodic reports to the Funds. As compensation for these services, BBH receives certain out of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

109

Notes to Financial Statements (continued)

October 31, 2017

4. INVESTMENT TRANSACTIONS

For the year ended October 31, 2017, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

		Sales and
	Purchases	Maturities
Global X China Consumer ETF	$32,167,146	$31,512,765
Global X China Energy ETF	220,951	191,468
Global X China Financials ETF	7,417,722	6,872,064
Global X China Industrials ETF	819,885	798,599
Global X China Materials ETF	1,451,910	1,384,229
Global X NASDAQ China Technology ETF	5,982,414	6,189,049
Global X FTSE Southeast Asia ETF	959,956	937,974
Global X MSCI Colombia ETF	37,961,958	38,055,294
Global X MSCI Argentina ETF	34,191,789	32,826,011
Global X MSCI Greece ETF	71,308,151	70,378,762
Global X MSCI Norway ETF	12,583,102	11,890,371
Global X FTSE Nordic Region ETF	2,420,271	2,864,052
Global X MSCI Nigeria ETF	33,151,591	9,436,327
Global X Next Emerging & Frontier ETF	1,177,330	1,465,515
Global X MSCI Portugal ETF	9,636,853	9,254,705
Global X MSCI Pakistan ETF	73,491,935	20,792,773

During the year ended October 31, 2017, there were no purchases or sales of long-term U.S. Government securities for the Funds.

110

Notes to Financial Statements (continued)

October 31, 2017

4. INVESTMENT TRANSACTIONS (continued)

For the year ended October 31, 2017, in-kind transactions associated with creations and redemptions were:

		Sales and	Realized
	Purchases	Maturities	Gain/(Loss)
Global X China Consumer ETF	$59,418,280	$12,389,046	$1,868,852
Global X China Financials ETF	13,636,459	1,395,729	100,070
Global X China Industrials ETF	-	685,305	55,110
Global X China Materials ETF	3,783,954	822,939	105,132
Global X NASDAQ China Technology ETF	4,096,896	2,363,171	597,429
Global X FTSE Southeast Asia ETF	1,203,176	1,030,597	(95,948)
Global X MSCI Colombia ETF	7,104,849	6,100,974	853,890
Global X MSCI Argentina ETF	104,228,654	50,146,596	17,011,676
Global X MSCI Greece ETF	115,144,814	77,641,139	24,189,607
Global X MSCI Norway ETF	67,332,225	40,587,472	9,009,777
Global X FTSE Nordic Region ETF	3,499,734	12,958,926	983,586
Global X Next Emerging & Frontier ETF	-	721,337	4,312
Global X MSCI Portugal ETF	36,748,356	7,652,313	835,739

For the year ended October 31, 2016, in-kind transactions associated with creations and redemptions were:

		Sales and	Realized
	Purchases	Maturities	Gain/(Loss)
Global X China Consumer ETF	8,335,368	20,544,683	(565,301)
Global X China Financials ETF	11,578,774	28,868,519	(8,507,920)
Global X China Industrials ETF	-	2,574,819	(228,240)
Global X NASDAQ China Technology ETF	-	2,061,309	293,542
Global X Southeast Asia ETF	-	1,770,489	(504,981)
Global X MSCI Colombia ETF	6,492,950	1,635,821	422,324
Global X MSCI Argentina ETF	76,581,806	18,250,743	5,345,023
Global X MSCI Greece ETF	71,815,387	46,240,196	(977,470)
Global X MSCI Norway ETF	54,480,759	12,411,440	264,023
Global X FTSE Nordic Region ETF	-	5,083,458	793,419
Global X Next Emerging & Frontier ETF	1,568,756	65,046,354	(19,651,937)
Global X MSCI Portugal ETF	5,189,524	13,500,567	(549,784)

111

Notes to Financial Statements (continued)

October 31, 2017

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following differences, primarily attributable to redemptions in-kind, sales of passive foreign investment companies, and foreign currency, have been reclassified to/from the following accounts during the fiscal period ended October 31, 2017.

Global X Funds	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)
Global X China Consumer ETF	$1,548,611	$12,091	$(1,560,702)
Global X China Energy ETF	–	(63)	63
Global X China Financials ETF	35,652	(1,190)	(34,462)
Global X China Industrials ETF	46,246	35	(46,281)
Global X China Materials ETF	105,132	(222)	(104,910)
Global X NASDAQ China Technology ETF	501,138	131,421	(632,559)
Global X FTSE Southeast Asia ETF	(106,579)	(2,871)	109,450
Global X MSCI Colombia ETF	(1,142,873)	58,690	1,084,183
Global X MSCI Argentina ETF	15,520,701	(26,298)	(15,494,403)
Global X MSCI Greece ETF	5,110,278	12,137	(5,122,415)
Global X MSCI Norway ETF	6,695,292	34,136	(6,729,428)
Global X FTSE Nordic Region ETF	580,445	126,943	(707,388)
Global X MSCI Nigeria ETF	–	7,654	(7,654)
Global X Next Emerging & Frontier ETF	3,984	(5,070)	1,086
Global X MSCI Portugal ETF	437,082	(24,475)	(412,607)
Global X MSCI Pakistan ETF	–	(15,940)	15,940

112

Notes to Financial Statements (continued)

October 31, 2017

5. TAX INFORMATION (continued)

The tax character of dividends and distributions declared during the periods ended October 31, 2017 and 2016 were as follows:

Global X Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals

Global X China Consumer ETF
2017	$998,941	$–	$–	$998,941
2016	4,048,651	–	–	4,048,651
Global X China Energy ETF
2017	$32,233	$–	$–	$32,233
2016	49,338	–	–	49,338
Global X China Financials ETF
2017	$528,238	$–	$–	$528,238
2016	2,772,013	–	–	2,772,013
Global X China Industrials ETF
2017	$59,685	$–	$–	$59,685
2016	103,249	–	–	103,249
Global X China Materials ETF
2017	$16,197	$–	$–	$16,197
2016	70,832	–	–	70,832
Global X NASDAQ China Technology ETF
2017	$528,298	$–	$–	$528,298
2016	100,894	–	–	100,894
Global X FTSE Southeast Asia ETF
2017	$284,922	$–	$–	$284,922
2016	486,151	–	–	486,151
Global X MSCI Colombia ETF
2017	$1,265,662	$–	$–	$1,265,662
2016	948,793	–	–	948,793
Global X MSCI Argentina ETF
2017	$308,816	$–	$–	$308,816
2016	213,754	–	–	213,754
Global X MSCI Greece ETF
2017	$5,196,758	$–	$–	$5,196,758
2016	3,840,043	–	–	3,840,043
Global X MSCI Norway ETF
2017	$3,382,974	$–	$–	$3,382,974
2016	2,212,531	–	–	2,212,531
Global X FTSE Nordic Region ETF
2017	$1,335,962	$–	$–	$1,335,962
2016	1,490,826	–	–	1,490,826
Global X MSCI Nigeria ETF
2017	$706,374	$–	$–	$706,374
2016	850,578	–	–	850,578
Global X Next Emerging & Frontier ETF
2017	$337,103	$–	$–	$337,103
2016	2,414,376	–	–	2,414,376
Global X MSCI Portugal ETF
2017	$878,665	$–	$–	$878,665
2016	1,260,520	–	–	1,260,520
Global X MSCI Pakistan ETF
2017	$363,656	$–	$–	$363,656
2016	164,848	–	–	164,848

113

Notes to Financial Statements (continued)

October 31, 2017

5. TAX INFORMATION (continued)

As of October 31, 2017, the components of tax basis distributable earnings (accumulated losses) were as follows:

	Global X Funds
	Global X China Consumer ETF	Global X China Energy ETF	Global X China Financials ETF	Global X China Industrials ETF
Undistributed Ordinary Income	$1,451,473	$61,751	$927,639	$79,368
Capital Loss Carryforwards	(41,709,640)	(1,163,324)	(3,247,017)	(2,199,662)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	22,989,360	(335,999)	5,370,741	(587,835)
Other Temporary Differences	(5)	(1)	(3)	(3)
Total Distributable Earnings (Accumulated Losses)	$(17,268,812)	$(1,437,573)	$3,051,360	$(2,708,132)

	Global X Funds
	Global X China Materials ETF	Global X NASDAQ China Technology ETF	Global X FTSE Southeast Asia ETF	Global X MSCI Colombia ETF
Undistributed Ordinary Income	$58,997	$570,365	$241,636	$1,536,733
Capital Loss Carryforwards	(1,396,891)	(2,744,099)	(5,365,479)	(76,235,695)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	306,930	3,702,567	442,229	(9,058,290)
Other Temporary Differences	(1)	–	(1)	(5)
Total Distributable Earnings (Accumulated Losses)	$(1,030,965)	$1,528,833	$(4,681,615)	$(83,757,257)

	Global X Funds
	Global X MSCI Argentina ETF	Global X MSCI Greece ETF	Global X MSCI Norway ETF	Global X FTSE Nordic Region ETF
Undistributed Ordinary Income	$202,378	$5,474,984	$3,690,668	$1,186,859
Capital Loss Carryforwards	(3,830,730)	(123,424,920)	(26,147,824)	(3,737,366)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	29,545,874	(56,537,616)	372,148	1,184,480
Other Temporary Differences	(2)	(4)	(9)	(1)
Total Distributable Earnings (Accumulated Losses)	$25,917,520	$(174,487,556)	$(22,085,017)	$(1,366,028)

	Global X Funds
	Global X MSCI Nigeria ETF	Global X Next Emerging & Frontier ETF	Global X MSCI Portugal ETF	Global X MSCI Pakistan ETF
Undistributed Ordinary Income	$1,360,192	$265,938	$1,558,589	$2,393,635
Undistributed Long-Term Capital Gain	–	–	–	1,522,378
Capital Loss Carryforwards	(7,772,704)	(21,337,408)	(9,561,140)	–
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(4,751,507)	200,385	178,076	(12,884,295)
Other Temporary Differences	1	(2)	(1)	1
Total Accumulated Losses	$(11,164,018)	$(20,871,087)	$(7,824,476)	$(8,968,281)

114

Notes to Financial Statements (continued)

October 31, 2017

5. TAX INFORMATION (continued)

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future gains. As of October 31, 2017, the Funds that had capital loss carryforwards are listed below:

			Global X	Global X	Global X
		Global X	China	China	China
	Global X China	China	Financials	Industrials	Materials
Expiration date	Consumer ETF	Energy ETF	ETF	ETF	ETF
October 2019	$1,341,121	$33,912	$-	$-	$-
October 2018	173,208	-	551,954	94,810	-
	$1,514,329	$33,912	$551,954	$94,810	$-

		Global X	Global X	Global X
	Global X	FTSE	MSCI	MSCI	Global X
	NASDAQ China	Southeast	Colombia	Argentina	MSCI
Expiration date	Technology ETF	Asia ETF	ETF	ETF	Greece ETF
October 2019	$236,466	$-	$8,249,654	$414,683	$-
October 2018	-	-	-	-	-
	$236,466	$-	$8,249,654	$414,683	$-

				Global X	Global X
		Global X	Global X	Next	MSCI
	Global X MSCI	FTSE Nordic	MSCI	Emerging &	Portugal
Expiration date	Norway ETF	Region ETF	Nigeria ETF	Frontier ETF	ETF
October 2019	$1,802,290	$-	$-	$-	$-
October 2018	-	-	-	-	-
	$1,802,290	$-	$-	$-	$-

Global X MSCI
Expiration date	Pakistan ETF
October 2019	$-
October 2018	-
$-

115

Notes to Financial Statements (continued)

October 31, 2017

5. TAX INFORMATION (continued)

For taxable years beginning after December 22, 2010, a registered investment company (“RIC”) is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses. Net capital losses of a RIC realized in taxable years beginning before that date (pre-2011 losses) can be carried forward up to 8 years and are characterized in later years as short-term losses. If a Fund uses pre-2011 loss carryforwards in later years, the carryforwards will not reduce the Fund’s current earnings and profits, while loss carryforwards from later years will reduce the Fund’s current earnings and profits. To the extent that later year capital gains are offset by pre-2011 loss carryforwards, distributions of such gains will be treated as ordinary dividend distributions. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Global X China Consumer ETF	$717,059	$39,478,252	$40,195,311
Global X China Energy ETF	118,470	1,010,942	1,129,412
Global X China Financials ETF	1,775,586	919,477	2,695,063
Global X China Industrials ETF	276,432	1,828,420	2,104,852
Global X China Materials ETF	83,468	1,313,423	1,396,891
Global X NASDAQ China Technology ETF	1,738,729	768,904	2,507,633
Global X FTSE Southeast Asia ETF	1,770,485	3,594,994	5,365,479
Global X MSCI Colombia ETF	20,917,808	47,068,233	67,986,041
Global X MSCI Argentina ETF	1,289,644	2,126,403	3,416,047
Global X MSCI Greece ETF	58,340,484	65,084,436	123,424,920
Global X MSCI Norway ETF	6,513,435	17,832,099	24,345,534
Global X FTSE Nordic Region ETF	1,247,107	2,490,259	3,737,366
Global X MSCI Nigeria ETF	3,935,372	3,837,332	7,772,704
Global X Next Emerging & Frontier ETF	4,903,800	16,433,608	21,337,408
Global X MSCI Portugal ETF	2,637,641	6,923,499	9,561,140

During the year ended October 31, 2017, Global X MSCI Pakistan ETF utilized capital loss carryforwards to offset capital gains in the amount of $96,696.

116

Notes to Financial Statements (continued)

October 31, 2017

5. TAX INFORMATION (continued)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2017 were as follows:

Global X Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global X China Consumer ETF	$139,085,080	$30,435,614	$(7,446,253)	$22,989,361
Global X China Energy ETF	2,087,750	132,223	(468,222)	(335,999)
Global X China Financials ETF	44,811,652	6,706,370	(1,335,647)	5,370,723
Global X China Industrials ETF	4,594,397	378,677	(966,522)	(587,845)
Global X China Materials ETF	5,034,966	683,846	(376,913)	306,933
Global X NASDAQ China Technology ETF	15,474,180	5,399,153	(1,696,586)	3,702,567
Global X FTSE Southeast Asia ETF	13,846,659	1,473,875	(1,031,585)	442,290
Global X MSCI Colombia ETF	105,011,864	4,894,279	(13,952,413)	(9,058,134)
Global X MSCI Argentina ETF	153,575,221	34,135,299	(4,589,343)	29,545,956
Global X MSCI Greece ETF	411,411,357	46,823,126	(103,360,752)	(56,537,626)
Global X MSCI Norway ETF	213,193,293	15,255,647	(14,881,916)	373,731
Global X FTSE Nordic Region ETF	38,919,712	5,314,935	(4,070,259)	1,244,676
Global X MSCI Nigeria ETF	69,228,330	9,955,236	(14,706,799)	(4,751,563)
Global X Next Emerging & Frontier ETF	16,041,500	2,441,704	(2,240,769)	200,935
Global X MSCI Portugal ETF	64,854,346	6,197,626	(6,021,942)	175,684
Global X MSCI Pakistan ETF	66,301,227	572,333	(13,352,434)	(12,780,101)

The preceding differences between book and tax cost are primarily due to mark to market treatment of passive foreign investment companies and wash sales.

6. CONCENTRATION OF RISKS

The Funds invest in securities of foreign issuers in several countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The securities markets of emerging market countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors.

Issuers and securities markets in such countries are typically not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations or issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging market country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging market country issuers than is available about issuers in the United States.

117

Notes to Financial Statements (CONTINUED)

October 31, 2017

6. CONCENTRATION OF RISKS (continued)

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income, gains earned or gains repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

The Funds use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the underlying index in approximately the same proportions as the underlying index. The Funds may utilize a representative sampling strategy with respect to their underlying index when a replication strategy might be detrimental to its shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow its underlying index, or, in certain instances, when securities in the underlying index become temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as diversification requirements that apply to the Funds but not the underlying indexes).

Certain Funds may invest in commodity related securities, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on those securities.

A more complete description of risks is included in each Fund’s prospectus and SAI.

7. LOANS OF PORTFOLIO SECURITIES

The Funds may lend portfolio securities having a market value up to one-third of the Funds’ total assets. Security loans made pursuant to a securities lending agreement are initially required to be secured by collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of foreign equity securities (other than ADRs). Such collateral received in connection with these loans will be cash and can be invested in repurchase agreements or U.S. Treasury obligations and is recognized in the Schedule of Investments and Statement of Assets and Liabilities. The obligation to return securities lending collateral is also recognized as a liability in the Statement of Assets and Liabilities. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. In the event the borrower may not provide additional collateral when required or may not return the securities when due, the agency agreement requires the lending agent to indemnify the Funds by replacing either the security or the security’s current market value to the fund. The Funds could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

118

Notes to Financial Statements (CONTINUED)

October 31, 2017

7. LOANS OF PORTFOLIO SECURITIES (continued)

As of October 31, 2017, the value of the securities on loan was $5,626,645, $3,173,958, $5,402,172, $46,316,939, $1,620,128 and $1,185,710 for the Global X China Consumer ETF, Global X MSCI Colombia ETF, Global X MSCI Greece ETF, Global X MSCI Norway ETF, Global X FTSE Nordic Region ETF and Global X MSCI Portugal ETF, respectively. The value of securities purchased with the cash collateral held from securities on loan was $5,980,517, $3,251,175, $5,670,468, $49,261,166, $1,713,641 and $1,356,084 for the Global X China Consumer ETF, Global X MSCI Colombia ETF, Global X MSCI Greece ETF, Global X MSCI Norway ETF, Global X FTSE Nordic Region ETF and Global X MSCI Portugal ETF, respectively.

At October 31, 2017, the following Funds had securities on loan, by counterparty:

	Market Value	Cash Collateral
Global X China Consumer ETF
Credit Suisse	$864,545	$938,098
Goldman Sachs	2,566,639	2,700,427
JPMorgan	1,103,861	1,160,460
Morgan Stanley	1,091,600	1,181,532
Global X MSCI Colombia ETF
BMO Capital Markets	44,360	48,000
Credit Suisse	77,630	78,750
Goldman Sachs	1,791,035	1,816,875
ML Pierce, Fenner & Smith	1,260,933	1,307,550
Global X MSCI Greece ETF
Barclays	527,229	557,759
BNP Paribas	67,500	75,000
Deutsche Bank	1,555,143	1,637,509
ML Pierce, Fenner & Smith	3,252,301	3,400,200
Global X MSCI Norway ETF
Citigroup	936,246	962,095
Credit Suisse	179,750	181,500
Deutsche Bank	119,187	139,986
JPMorgan	3,519,289	3,716,765
ML Pierce, Fenner & Smith	3,716,663	3,973,920
Morgan Stanley	465,415	499,981
Scotia Capital	399,907	432,000
SG Americas Securities	19,825,359	21,330,399
UBS Securities	17,155,123	18,024,520
Global X FTSE Nordic Region ETF
Deutsche Bank	571,173	592,320
ML Pierce, Fenner & Smith	1,048,954	1,121,321
Global X MSCI Portugal ETF
Jefferies	1,185,574	1,239,014
ML Pierce, Fenner & Smith	61	52,500
Morgan Stanley	75	64,570

119

Notes to Financial Statements (CONCLUDED)

October 31, 2017

8. CONTRACTUAL OBLIGATIONS

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these contracts is unknown. However the Funds have not had prior gains or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

Pursuant to the Trust’s organizational documents, the Trustees of the Trust and the Trust’s officers are indemnified against certain liabilities that may arise out of the performance of their duties.

9. REVERSE SHARE SPLIT

Effective May 16, 2013, each of the Global X China Materials ETF and the Global X MSCI Argentina ETF executed a 1-for-2 reverse share split for shareholders of record after the close of markets on May 15, 2013. The effect of this transaction for each Fund was to divide the number of outstanding shares of the Funds by two, resulting in a corresponding increase in the net asset value per share. The per share data in the financial highlights for each of the years in the period then ended, have been given retroactive effect to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

Effective March 16, 2017, the Global X MSCI Nigeria ETF executed a 1-for-4 reverse share split for shareholders of record after the close of markets on March 15, 2017. The effect of this transaction was to divide the number of outstanding shares of the Fund by four, resulting in a corresponding increase in the net asset value per share. The per share data in the financial highlights for each of the years in the period then ended have been given retroactive effect to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

10. REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures nor impact the Fund’s net assets or results of operations.

11. SUBSEQUENT EVENTS

The Funds have been evaluated regarding the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, please note the additional disclosure:

On November 1, 2017, the Trust entered into an agreement with BBH in which BBH will serve as the new securities lending agent for the Trust and each of its series.

120

Report of Independent Registered Public Accounting Firm

October 31, 2017

To the Board of Trustees and Shareholders of Global X China Consumer ETF, Global X China Energy ETF, Global X China Financials ETF, Global X China Industrials ETF, Global X China Materials ETF, Global X NASDAQ China Technology ETF, Global X FTSE Southeast Asia ETF, Global X MSCI Colombia ETF, Global X MSCI Argentina ETF, Global X MSCI Greece ETF, Global X MSCI Norway ETF, Global X FTSE Nordic Region ETF, Global X MSCI Nigeria ETF, Global X Next Emerging & Frontier ETF, Global X MSCI Portugal ETF and Global X MSCI Pakistan ETF.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global X China Consumer ETF, Global X China Energy ETF, Global X China Financials ETF, Global X China Industrials ETF, Global X China Materials ETF, Global X NASDAQ China Technology ETF, Global X FTSE Southeast Asia ETF, Global X MSCI Colombia ETF, Global X MSCI Argentina ETF, Global X MSCI Greece ETF, Global X MSCI Norway ETF, Global X FTSE Nordic Region ETF, Global X MSCI Nigeria ETF, Global X Next Emerging & Frontier ETF, Global X MSCI Portugal ETF and Global X MSCI Pakistan ETF (sixteen series of Global X Funds, hereafter referred to as the "Funds") as of October 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for the opinions expressed above.

The financial statements, as of and for the year or period ended October 31, 2015 and the financial highlights for each of the years or periods ended on or prior to October 31, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2017

121

Disclosure of Fund Expenses (UNAUDITED)

ETFs such as the Funds have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, brokerage fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees incurred in the purchase or sale of share of the Fund on the secondary market.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2017 through October 31, 2017.

The table on the next page illustrates the Funds’ costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that a Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Funds, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Funds under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare a Fund’s costs with those of other funds. It assumes that the Funds had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

122

Disclosure of Fund Expenses (UNAUDITED) (CONTINUED)

	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Annualized Expense Ratios	Expenses Paid During Period(1)
Global X China Consumer ETF
Actual Fund Return	$1,000.00	$1,283.50	0.65%	$3.80
Hypothetical 5% Return	1,000.00	1,021.88	0.65	3.36
Global X China Energy ETF
Actual Fund Return	$1,000.00	$1,093.50	0.65%	$3.49
Hypothetical 5% Return	1,000.00	1,021.87	0.65	3.37
Global X China Financials ETF
Actual Fund Return	$1,000.00	$1,217.50	0.65%	$3.65
Hypothetical 5% Return	1,000.00	1,021.91	0.65	3.33
Global X China Industrials ETF
Actual Fund Return	$1,000.00	$1,134.20	0.65%	$3.51
Hypothetical 5% Return	1,000.00	1,021.92	0.65	3.32
Global X China Materials ETF
Actual Fund Return	$1,000.00	$1,314.30	0.65%	$3.80
Hypothetical 5% Return	1,000.00	1,021.92	0.65	3.32
Global X NASDAQ China Technology ETF
Actual Fund Return	$1,000.00	$1,240.00	0.65%	$3.67
Hypothetical 5% Return	1,000.00	1,021.93	0.65	3.31
Global X FTSE Southeast Asia ETF
Actual Fund Return	$1,000.00	$1,103.30	0.65%	$3.45
Hypothetical 5% Return	1,000.00	1,021.92	0.65	3.32
Global X MSCI Colombia ETF
Actual Fund Return	$1,000.00	$1,013.80	0.61%	$3.10
Hypothetical 5% Return	1,000.00	1,022.13	0.61	3.11
Global X MSCI Argentina ETF
Actual Fund Return	$1,000.00	$1,117.50	0.59%	$3.17
Hypothetical 5% Return	1,000.00	1,022.21	0.59	3.03
Global X MSCI Greece ETF
Actual Fund Return	$1,000.00	$1,083.90	0.60%	$3.16
Hypothetical 5% Return	1,000.00	1,022.17	0.60	3.07
Global X MSCI Norway ETF
Actual Fund Return	$1,000.00	$1,197.90	0.50%	$2.77
Hypothetical 5% Return	1,000.00	1,022.68	0.50	2.55
Global X FTSE Nordic Region ETF
Actual Fund Return	$1,000.00	$1,113.80	0.56%	$2.96
Hypothetical 5% Return	1,000.00	1,022.13	0.56	2.83
Global X MSCI Nigeria ETF
Actual Fund Return	$1,000.00	$1,273.30	1.02%	$5.82
Hypothetical 5% Return	1,000.00	1,020.08	1.02	5.17
Global X Next Emerging & Frontier ETF
Actual Fund Return	$1,000.00	$1,095.50	0.57%	$2.99
Hypothetical 5% Return	1,000.00	1,022.35	0.57	2.89
Global X MSCI Portugal ETF
Actual Fund Return	$1,000.00	$1,204.10	0.60%	$3.32
Hypothetical 5% Return	1,000.00	1,022.24	0.60	3.05
Global X MSCI Pakistan ETF
Actual Fund Return	$1,000.00	$770.90	0.88%	$3.94
Hypothetical 5% Return	1,000.00	1,020.75	0.88	4.50

123

Disclosure of Fund Expenses (UNAUDITED) (CONCLUDED)

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.).

124

Supplemental Information (UNAUDITED)

NAV is the price per Share at which the Funds issue and redeem Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated. The Funds’ Market Price may be at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of the Funds’ holdings. The Market Price of the Funds will fluctuate in accordance with changes in their NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Funds on a given day, generally at the time NAV is calculated. A premium is the amount that the Funds are trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Funds are trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Funds’ website at www.GlobalXFunds.com.

125

Trustees and Officers of the Trust (UNAUDITED)

Set forth below are the names, addresses, years of birth, positions with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of Funds in fund complex overseen by the Trustees, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust.

Name, Address (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees[2]
Sanjay Ram Bharwani 600 Lexington Ave, 20th floor New York, NY 10022 (1974)	Trustee (since 2008)	CEO of Risk Advisors Inc. (consulting firm) (since 2007).	52[3]	None.
Scott R. Chichester[1] 600 Lexington Ave, 20th floor New York, NY 10022 (1970)	Trustee (since 2008)	CFO, AdeptPros Inc. (app development, training and consulting) (since 2012); Founder, Madison Park Advisors LLC (advisory services) (since 2011); CFO, Sterling Seal & Supply Inc. (since 2011); President & Treasurer, Bayview Acquisition Corp (2010-2012); Founder and President, DirectPay USA LLC (payroll company) (since 2006); Proprietor, Scott R. Chichester CPA (CPA firm) (since 2001).	52[3]	Director of AdeptPros Inc. (since 2015); Director of Sterling Seal & Supply Inc. (since 2011); Director of Bayview Acquisition Corp. (2010-2012); Trustee of ARK ETF Trust (since 2014).
Kartik Kiran Shah 600 Lexington Ave, 20th floor New York, NY 10022 (1977)	Trustee (since 2008)	Chief Business Officer, Oxeia Biopharmaceuticals, Inc. (since 2014); Vice President, Business Development, Cynvenio Biosystems (2012-2014); Independent Consultant, Self-Employed (non-financial services) (2011-2012).	52[3]	Director of Oxeia Biopharmaceuticals, Inc. (since 2014).

126

Trustees and Officers of the Trust (UNAUDITED)(CONTINUED)

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-493-8631. The following chart lists Trustees and Officers as of October 31, 2017.

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustees
Interested Trustee / Officers[2]
Bruno del Ama 600 Lexington Avenue, 20th Floor New York, NY 10022 (1976)	Trustee (since 2008); President, Chief Executive Officer (since 2008).	Chief Executive Officer, Global X Management Company ("GXMC") (since 2008); Chief Compliance Officer, GXMC (2008-2013).	None.
Luis Berruga 600 Lexington Avenue, 20th Floor New York, NY 10022 (1977)	Chief Operating Officer, Treasurer, Principal Accounting Officer and Chief Financial Officer (since 9/2015).	Chief Financial Officer, GXMC (since 9/2015) and Chief Operating Officer (since 2/2014); Investment Banker, Jefferies (2012-2014); Regional Product Specialist, Morgan Stanley (2005-2012).	None.
Daphne Tippens Chisolm 600 Lexington Avenue, 20th Floor New York, NY 10022 (1969)	Secretary (since 2012).	General Counsel, GXMC (since 2011); Chief Compliance Officer, GXMC (1/2014 - 5/2014 and 2/2015 - 9/2016).	None.
Joe Costello 600 Lexington Avenue, 20th Floor New York, NY 10022 (1974)	Chief Compliance Officer (since 9/2016).	Chief Compliance Officer, FlexShares Funds (2011-2015); Vice President, Northern Trust Investments (2003 - 2015).	None.

127

Trustees and Officers of the Trust (UNAUDITED)(CONCLUDED)

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustees
Lisa Whittaker[4] One Freedom Valley Drive Oaks, PA 19456 (1978)	Assistant Secretary (since 2013).	Counsel at SEI Investments (since 2012); Associate Counsel and Compliance Officer at The Glendale Trust Company (2011-2012); Associate of Drinker Biddle & Reath LLP (2006-2011).	None.
Eric Kleinschmidt[4] One Freedom Valley Drive Oaks, PA 19456 (1962)	Assistant Treasurer (since 2016).	Director, Fund Accounting, SEI Investments Global Funds Services (2004 to present).	None.

[1]	Mr. Chichester is currently married to a sister of Mr. del Ama’s wife. While an “immediate family member” (as defined in Section 2(a)(19) of the 1940 Act) of Mr. del Ama would be considered an Interested Person, Mr. Chichester is not considered an immediate family member for this purpose. Although this fact was taken into consideration in determining whether Mr. Chichester should be considered to be an Independent Trustee for purposes of the Section 2(a)(19) of the 1940 Act, it was determined that this relationship was not one that should disqualify Mr. Chichester from serving as an Independent Trustee of the Trust.

[2]	Each Trustee serves until his or her successor is duly elected or appointed and qualified.

[3]	As of October 31, 2017, the Trust had ninety-six investment portfolios, fifty-two of which were operational.

[4]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

128

Notice to Shareholders (UNAUDITED)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Funds have designated the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short Term Capital Gain Dividends(5)	Foreign Tax Credit
Global X China Consumer ETF	0.00%	100.00%	100.00%	0.00%	80.50%	0.00%	0.01%	0.00%	2.79%
Global X China Energy ETF	0.00%	100.00%	100.00%	0.00%	73.70%	0.03%	0.00%	0.00%	11.59%
Global X China Financials ETF	0.00%	100.00%	100.00%	0.00%	98.40%	0.00%	0.01%	0.00%	13.75%
Global X China Industrials ETF	0.00%	100.00%	100.00%	0.00%	87.53%	0.00%	0.01%	0.00%	7.48%
Global X China Materials ETF	0.00%	100.00%	100.00%	0.00%	73.29%	0.00%	0.01%	0.00%	12.70%
Global X NASDAQ China Technology ETF	0.00%	100.00%	100.00%	0.00%	17.32%	0.00%	0.00%	0.00%	0.00%
Global X FTSE Southeast Asia ETF	0.00%	100.00%	100.00%	0.00%	43.23%	0.00%	0.01%	0.00%	6.35%
Global X MSCI Colombia ETF	0.00%	100.00%	100.00%	0.00%	54.96%	0.00%	0.02%	0.00%	0.00%
Global X MSCI Argentina ETF	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.03%	0.00%	17.83%
Global X MSCI Greece ETF	0.00%	100.00%	100.00%	4.32%	100.00%	0.00%	0.03%	0.00%	13.94%
Global X MSCI Norway ETF	0.00%	100.00%	100.00%	0.00%	48.68%	0.00%	0.00%	0.00%	13.83%
Global X FTSE Nordic Region ETF	0.00%	100.00%	100.00%	0.00%	99.43%	0.00%	0.00%	0.00%	1.56%
Global X MSCI Nigeria ETF	0.00%	100.00%	100.00%	0.00%	0.00%	0.01%	0.05%	0.00%	20.72%
Global X Next Emerging & Frontier ETF	0.00%	100.00%	100.00%	0.24%	84.46%	0.00%	0.36%	0.00%	9.72%
Global X MSCI Portugal ETF	0.00%	100.00%	100.00%	0.00%	89.78%	0.01%	0.08%	0.00%	21.39%
Global X MSCI Pakistan ETF	0.00%	100.00%	100.00%	0.00%	84.32%	0.00%	0.00%	0.00%	40.60%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) ‘‘U.S. Government Interest’’ represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" is reflected as a percentage of ordinary income distribution. Interest related dividends is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

129

Notice to Shareholders (UNAUDITED)

The Funds intend to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2017, the total amount of foreign source income and foreign tax credit are as follows:

Fund Name	Foreign Source Income	Foreign Tax Credit Pass Through
Global X China Consumer ETF	$2,076,724	$28,687
Global X China Energy ETF	76,647	4,224
Global X China Financials ETF	1,235,303	84,197
Global X China Industrials ETF	91,921	4,827
Global X China Materials ETF	79,192	2,357
Global X FTSE Southeast Asia ETF	366,942	19,326
Global X MSCI Argentina ETF	1,280,349	66,997
Global X MSCI Greece ETF	8,570,927	841,920
Global X MSCI Norway ETF	5,477,708	542,825
Global X FTSE Nordic Region ETF	1,123,685	21,106
Global X MSCI Nigeria ETF	2,021,309	184,647
Global X Next Emerging & Frontier ETF	390,906	36,285
Global X MSCI Portugal ETF	1,594,639	239,090
Global X MSCI Pakistan ETF	2,006,006	248,547

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

130

Notes

131

Notes

132

600 Lexington Avenue, 20th floor

New York, NY 10022

1-888-GXFund-1

(1-888-493-8631)

www.globalxfunds.com

Investment Adviser and Administrator:

Global X Management Company LLC

600 Lexington Avenue, 20th floor

New York, NY 10022

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Sub-Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Counsel for Global X Funds and the Independent Trustees:

Stradley Ronon Stevens & Young, LLP

1250 Connecticut Avenue, N.W.

Suite 500

Washington, DC 20036

Custodian and Transfer Agent:

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a prospectus for the funds described.

GLX-AR-002-0700

Global X SuperDividend® ETF (ticker: SDIV)

Global X SuperDividend® U.S. ETF (ticker: DIV)

Global X MSCI SuperDividend® EAFE ETF (tickler: EFAS)

Global X MSCI SuperDividend® Emerging Markets ETF (ticker: SDEM)

Global X SuperDividend® REIT ETF (ticker: SRET)

Global X SuperIncome™ Preferred ETF (ticker: SPFF)

Global X Social Media ETF (ticker: SOCL)

(Formerly, Global X Social Media Index ETF)

Global X | JPMorgan Efficiente Index ETF (ticker: EFFE)

Global X | JPMorgan US Sector Rotator Index ETF (ticker: SCTO)

Global X Guru® Index ETF (ticker: GURU)

Global X Scientific Beta US ETF (ticker: SCIU)

Global X Scientific Beta Europe ETF (ticker: SCID)

Global X Scientific Beta Japan ETF (ticker: SCIJ)

Global X Scientific Beta Asia ex-Japan ETF (ticker: SCIX)

Global X YieldCo Index ETF (ticker: YLCO)

Global X S&P 500® Catholic Values ETF (ticker: CATH)

Annual Report

October 31, 2017

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-GXFund-1; and (ii) on the Commission’s website at http://www.sec.gov.

Management Discussion of Fund Performance (unaudited)
Global X SuperDividend® ETF

Global X SuperDividend® ETF

The Global X SuperDividend® ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global SuperDividend® Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets.

The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index tracks the performance of 100 equally-weighted companies that rank among the highest dividend yielding equity securities in the world, including emerging market countries, as defined by the index provider.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 12.69%, while the Underlying Index increased 13.51%. The Fund had a net asset value of $20.43 per share on October 31, 2016 and ended the reporting period with a net asset value of $21.51 on October 31, 2017.

During the reporting period, the highest returns came from China Evergrande Group and GEO Group, which returned 177.05% and 97.63%, respectively. The worst performers were Carillion and Windstream Holdings, which returned -76.35% and -72.17%, respectively.

Stocks held by the Fund have among the highest dividend yields in the world. High dividend investing is a value-oriented strategy that was held back by the performance of value stocks versus the performance of the broader MSCI ACWI. Over the last four quarters, from Q4 2016 to Q3 2017, the Fund had an approximate average exposure of 47% US stocks, 14% to stocks in Australia, 7% to stocks in Singapore and 4% to stocks in Canada. Among the sectors, Real Estate Investment Trusts, Mortgage REITs and Financials received the highest average allocations of 30%, 20% and 12%, respectively.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X SuperDividend® ETF	12.69%	12.73%	2.89%	2.82%	6.74%	6.71%	4.90%	4.91%
Solactive Global SuperDividend® Index	13.51%	13.51%	2.76%	2.76%	6.57%	6.57%	4.54%	4.54%
MSCI ACWI **	23.20%	23.20%	7.92%	7.92%	10.80%	10.80%	8.55%	8.55%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	13.94%	13.94%

Growth of a $10,000 Investment

(at Net Asset Value)

* The Fund commenced operations on June 8, 2011.

** As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI ACWI. The new benchmark is a more appropriate comparison for the Fund.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

1

Management Discussion of Fund Performance (unaudited)

Global X SuperDividend® ETF

The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

2

Management Discussion of Fund Performance (unaudited)

Global X SuperDividend® U.S. ETF

Global X SuperDividend® U.S. ETF

The Global X SuperDividend® U.S. ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the INDXX SuperDividend® U.S. Low Volatility Index ("Underlying Index").The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index tracks the performance of 50 equally-weighted common stocks including master limited partnerships ("MLPs") and real estate investment trusts ("REITs") that rank among the highest dividend yielding equity securities in the United States, as defined by the index provider. The Underlying Index is comprised of securities that the index provider determines to have lower relative volatility, as measured by the beta, a measure of a security's sensitivity to the movements of the broader market, of each security relative to the market benchmark.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 11.64%, while the Underlying Index increased 13.29%. The Fund had a net asset value of $24.00 per share on October 31, 2016 and ended the reporting period with a net asset value of $25.18 on October 31, 2017.

During the reporting period, the highest returns came from ClubCorp Holdings and Delek Logistics Partners, which returned 43.69% and 35.62%, respectively. The worst performers were Icahn Enterprises and DineEquity, which returned

-88.59% and -35.10%, respectively.

The Fund invests in many of the highest yielding stocks in the U.S. High dividend investing is a value-oriented strategy that was held back by the performance of value stocks versus the performance of the broader S&P 500. Over the last four quarters, from Q4 2016 to Q3 2017, the Fund had an average exposure to the utilities sector of 24%. Mortgage REITs at 23%, consumer discretionary at 15% and MLPs at 12%. Given the income oriented nature of these sectors, they can be affected by changes in interest rates, particularly in the short term.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X SuperDividend® U.S. ETF	11.64%	11.62%	1.36%	1.28%	6.69%	6.81%
INDXX SuperDividend® U.S. Low Volatility Index	13.29%	13.29%	2.38%	2.38%	7.49%	7.49%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	13.80%	13.80%

Growth of a $10,000 Investment

(at Net Asset Value)

* The Fund commenced operations on March 11, 2013.

The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

3

Management Discussion of Fund Performance (unaudited)

Global X SuperDividend® U.S. ETF

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

4

Management Discussion of Fund Performance (unaudited)

Global X MSCI SuperDividend® EAFE ETF

Global X MSCI SuperDividend® EAFE ETF

The Global X MSCI SuperDividend® EAFE ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Top 50 Dividend Index ("Underlying Index").The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index tracks the performance of 50 equally-weighted companies that rank among the highest dividend yielding equity securities in Europe, Australasia, and the Far East, as defined by the index provider.

For the 10-month period ended October 31, 2017, the Fund increased 20.33%, while the Underlying Index increased 20.63%. The Fund had a net asset value of $14.87 per share on November 14, 2016 and ended the reporting period with a net asset value of $18.13 on October 31, 2017.

During the reporting period, the highest returns came from Berkeley Group Holdings and Credit Agricole, which returned 80.00% and 68.90%, respectively. The worst performers were Petrofac and Telstra Corporation, which returned -42.98% and -22.79%, respectively.

Stocks held by the Fund are among those with the highest dividend yields from international developed markets across Europe, Australasia, and the Far East. European economies grew at their fastest pace in almost a decade during the period, supported by stronger global growth, a fall in the unemployment rate, and the resilience of private consumption. Growth in Asian economies was largely driven by a revival in global trade, notably in Japan, Singapore, and Hong Kong. Strong commodity prices and higher resource exports provided further impetus to growth in Australia. During the period Q4 2016 to Q3 2017, the Fund had an average approximate exposure of 23% to stocks in Britain, 16% to stocks in Australia, and 12% to stocks in France. Financials, Consumer Discretionary, and Utilities stocks had the highest average allocation in the Fund at 32%, 16%, and 13% respectively.

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2017*
	Cumulative Inception to Date
	Net Asset Value	Market Price
Global X MSCI SuperDividend® EAFE ETF	26.19%	25.98%
MSCI EAFE Top 50 Dividend Index	26.66%	26.66%
MSCI EAFE Index	26.19%	26.19%

Growth of a $10,000 Investment

(at Net Asset Value)

* The Fund commenced operations on November 14, 2016.

5

Management Discussion of Fund Performance (unaudited)

Global X MSCI SuperDividend® EAFE ETF

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

6

Management Discussion of Fund Performance (unaudited)

Global X MSCI SuperDividend® Emerging Markets ETF

Global X MSCI SuperDividend® Emerging Markets ETF

The Global X MSCI SuperDividend® Emerging Markets ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Top 50 Dividend Index ("Underlying Index"). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index tracks the performance of 50 equally-weighted companies that rank among the highest dividend yielding equity securities in emerging markets, as defined by the index provider. The Underlying Index may include components from the following countries: Brazil, Chile, Colombia, Mexico, Peru, Czech Republic, Egypt, Greece, Hungary, Poland, Qatar, Russia, South Africa, Turkey, United Arab Emirates, China, India, Indonesia, Malaysia, Philippines, Thailand, Korea, and Taiwan.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 11.95%, while the Underlying Index increased 14.67%. The Fund had a net asset value of $14.96 per share on October 31, 2016 and ended the reporting period with a net asset value of $15.94 on October 31, 2017.

During the reporting period, the highest returns came from Braskem and Turkiye Petrol Rafinerileri, which returned 101.02% and 84.88%, respectively. The worst performers were Multiplus and Telkom, which returned -23.28% and -22.44%, respectively.

Stocks held by the Fund are among those with the highest dividend yields in emerging markets. High dividend investing is a value-oriented strategy that was held back by the performance of value stocks versus the performance of the broader MSCI Emerging Market Index. During the reporting period, emerging markets witnessed strong performance, backed by a weak U.S. dollar, stabilization in oil prices, and higher-than-expected growth in China. From Q4 2016 to Q3 2017, the Fund had an average approximate exposure of 16% to stocks in South Africa, 13% to stocks in Brazil, and 13% to stocks in Taiwan. Financials, Utilities, and Materials stocks had the highest average allocations in the Fund at 29%, 17%, and 13% respectively.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X MSCI SuperDividend® Emerging Markets ETF	11.95%	12.26%	8.23%	8.38%
Hybrid INDXX SuperDividend® Emerging Markets Index/MSCI EM Top 50 Dividend Index**	14.67%	14.67%	9.92%	9.92%
MSCI Emerging Markets Index***	26.45%	26.45%	9.49%	9.49%
S&P 500 Index	23.63%	23.63%	10.71%	10.71%

Growth of a $10,000 Investment

(at Net Asset Value)

* The Fund commenced operations on March 16, 2015.

7

Management Discussion of Fund Performance (unaudited)

Global X MSCI SuperDividend® Emerging Markets ETF

** Hybrid Index performance reflects the performance of the INDXX SuperDividend® Emerging Markets Index through November 15, 2016 and the MSCI Emerging Markets Top 50 Dividend Index thereafter. Effective November 16, 2016, the Fund’s Underlying Index changed from the INDXX SuperDividend® Emerging Markets Index to the MSCI Emerging Markets Top 50 Dividend Index. This change was due to the planned migration to the new underlying Index, in an effort to provide broader exposure to the local market.

*** As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI Emerging Markets Index. The new benchmark is a more appropriate comparison for the fund.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above and on previous page.

8

Management Discussion of Fund Performance (unaudited)

Global X SuperDividend® REIT ETF

Global X SuperDividend® REIT ETF

The Global X SuperDividend® REIT ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global SuperDividend® REIT Index (“Underlying Index”). The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index tracks the performance of real estate investment trusts (“REITs”) that rank among the highest-yielding REITs globally, as determined by the index provider. The index provider screens the highest yielding REITs to exclude REITs that have historically exhibited the highest volatility, as determined by the index provider.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 13.00%, while the Underlying Index increased 11.49%. The Fund had a net asset value of $14.60 per share on October 31, 2016 and ended the reporting period with a net asset value of $15.29 on October 31, 2017.

During the reporting period, the highest returns came from Two Harbors Investment and Chimera Investment, which returned 30.57% and 29.80%, respectively. The worst performers were Spirit Realty Capital and CYS Investments, which returned -11.60% and -9.33%, respectively.

The Fund invests in Real Estate Investment Trusts (“REITs”) that are among those with the highest dividend yields around the world. During the reporting period, many central banks continued their easy money policies that have kept interest rates around the world at record lows. Despite these dovish monetary policies, some investors maintained concerns over rates rising in the United States, the eventual tapering of Europe’s Quantitative Easing program, and stubbornly low inflation. As a result, longer duration bonds, like the 10 year treasuries maintained low yields relative to short term treasuries, resulting in flat yield curves. This particularly affected the mortgage REIT segment, which relies on steeper yield curves for income. During the period Q4 2016 to Q3 2017, the Fund had an average approximate exposure of 46% to mortgage REITs and 54% to equity REITs. Geographically, the Fund had an average approximate exposure of 69% to U.S. REITs, 11% to Singapore REITs, and 11% to Canadian REITs.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X SuperDividend® REIT ETF	13.00%	12.97%	8.75%	8.81%
Solactive Global SuperDividend® REIT Index	11.49%	11.49%	6.94%	6.94%
S&P 500 Index	23.63%	23.63%	10.71%	10.71%

Growth of a $10,000 Investment

(at Net Asset Value)

* The Fund commenced operations on March 16, 2015.

The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

9

Management Discussion of Fund Performance (unaudited)

Global X SuperDividend® REIT ETF

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

10

Management Discussion of Fund Performance (unaudited)

Global X SuperIncome™ Preferred ETF

Global X SuperIncome™ Preferred ETF

The Global X SuperIncome™ Preferred ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Enhanced Yield North American Preferred Stock Index (“Underlying Index”).The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index tracks the performance of the highest-yielding preferred securities in the United States and Canada, as determined by the index provider. The Underlying Index is comprised of preferred stocks that meet certain criteria relating to size, liquidity, issuer concentration and rating, maturity and other requirements, as determined by the index provider. The Underlying Index does not seek to directly reflect the performance of the companies issuing the preferred stock.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 1.31%, while the Underlying Index increased 1.99%. The Fund had a net asset value of $13.16 per share on October 31, 2016 and ended the reporting period with a net asset value of $12.44 on October 31, 2017.

During the reporting period, the highest returns came from Deutsche Bank Contingent Capital Trust II and Belden, which returned 19.49% and 18.58%, respectively. The worst performers were Frontier Communications and Southwestern Energy, which returned -67.95% and -41.67%, respectively.

The Fund invests in preferred shares that are among those with the highest dividend yields in the U.S. and Canada. Preferred shares have benefitted from low government bond yields in the U.S. and Canada. In addition, credit spreads have been tightening as economic conditions improve and investors hunt for higher yielding investments. During the period Q4 2016 to Q3 2017, the Fund had an average approximate exposure of 67% to the Financials sector, 8% to the Real Estate sector, and 8% to the Energy sector.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X SuperIncome™ Preferred ETF	1.31%	0.83%	1.24%	0.98%	3.11%	3.02%	3.47%	3.72%
S&P Enhanced Yield North American Preferred Stock Index	1.99%	1.99%	2.07%	2.07%	3.80%	3.80%	4.17%	4.17%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	15.32%	15.32%

Growth of a $10,000 Investment

(at Net Asset Value)

* Fund commenced operations on July 16, 2012.

The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

11

Management Discussion of Fund Performance (unaudited)

Global X SuperIncome™ Preferred ETF

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

12

Management Discussion of Fund Performance (unaudited)

Global X Social Media ETF

Global X Social Media ETF

The Global X Social Media ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Social Media Total Return Index (“Underlying Index”).

The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index tracks the equity performance of the largest and most liquid companies involved in the social media industry, including companies that provide social networking, file sharing, and other web-based media applications, as defined by the index provider.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 39.09%, while the Underlying Index increased 39.71%. The Fund had a net asset value of $23.53 per share on October 31, 2016 and ended the reporting period with a net asset value of $32.67 on October 31, 2017.

During the reporting period, the highest returns came from Weibo and IAC, which returned 101.37% and 100.26%, respectively. The worst performers were PChome Online and Pandora Media, which returned -42.18% and -35.48%, respectively.

Social media has been one of the fastest growing industries in the technology sector, delivering strong growth during the reporting period. Over the course of the reporting period, major social media platforms succeeded in continuing to monetize their growing user bases through innovative advertising products. Such products include video advertising and hyper-targeted ads that are finding new ways to reach consumers and more accurate methods of targeting high value customers. This growth was not just witnessed in the US, where mobile penetration is very high, but also in foreign markets like China Japan, and Russia. Geographically, the Fund had an average exposure of 47% in the US, 29% in China, 9 % in Japan, and 8% in Russia.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Social Media ETF	39.09%	39.36%	19.27%	19.27%	20.82%	21.10%	14.25%	14.28%
Solactive Social Media Total Return Index	39.71%	39.71%	19.87%	19.87%	21.35%	21.35%	14.83%	14.83%
MSCI ACWI **	23.20%	23.20%	7.92%	7.92%	10.80%	10.80%	10.81%	10.81%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	15.27%	15.27%

Growth of a $10,000 Investment

(at Net Asset Value)

* The Fund commenced operations on November 14, 2011.

** As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI ACWI. The new benchmark is a more appropriate comparison for the fund.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging market.

13

Management Discussion of Fund Performance (unaudited)

Global X Social Media ETF

The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

14

Management Discussion of Fund Performance (unaudited)

Global X | JPMorgan Efficiente Index ETF

Global X | JPMorgan Efficiente Index ETF

The Global X | JPMorgan Efficiente Index ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan ETF Efficiente 10 TR Series X Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index tracks the total return performance of a portfolio of eleven exchange-traded funds (each, an "ETF") and two exchange-traded products (each an "ETP") (each ETP and ETF, a "Constituent" and together the "Constituents"), as defined by the index provider. The share prices of the ETFs and ETPs are expected to track the performance of equities or bonds in developed or emerging markets, real estate investments, U.S. Treasury bonds, U.S. Treasury Inflation Protected Securities, a single commodity or a portfolio of commodity futures contracts. The Underlying Index allocates index weights among the Constituents based on a proprietary methodology created by the index provider. On a monthly basis and subject to certain weighting constraints, the Underlying Index is rebalanced to reallocate index weights among the Constituents so that the resulting portfolio would have had the highest return during the previous six months and an annualized volatility level of 10% or less over the same period (subject to upward adjustment under limited circumstances). This methodology is informed by the “modern portfolio theory” approach to asset allocation, which suggests that an investor allocate assets in a manner that maximizes return for a given risk appetite. Since the index weights assigned to the Constituents at each monthly rebalancing are determined based on past performance, there is no guarantee that any monthly rebalancing will result in the Underlying Index achieving the highest possible returns for the relevant month.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 12.29%, while the Underlying Index increased 13.12%. The Fund had a net asset value of $24.05 per share on October 31, 2016 and ended the reporting period with a net asset value of $26.18 on October 31, 2017.

During the reporting period, the highest returns came from Vanguard FTSE Developed Markets ETF and Vanguard S&P 500 ETF, which returned 22.53% and 21.59%, respectively. The worst performers were iShares S&P GSCI Commodity Indexed Trust and iShares JP Morgan USD Emerging Markets Bond ETF, which returned -4.67% and -4.32%, respectively.

During the reporting period, the Fund’s five asset classes had an approximate average weighting of 44% in ETFs with exposure to developed market equities, 18% in ETFs with exposure to Bonds, 27% in ETFs with exposure to emerging markets, 8% in ETFs with exposure to Alternatives, and 3% in ETFs with exposure to Short Term US Treasuries or Inflation Protected Securities. The emerging market equities sub-asset class had, on average, 20% of the ETF’s exposure, followed by the U.S. Large Cap Equities at 18%, Developed Market Equities outside the U.S. at 14%, and U.S. Small Cap Equities at 13%.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X | JPMorgan Efficiente Index ETF	12.29%	12.34%	3.72%	3.72%	4.42%	4.42%
JPMorgan ETF Efficiente 10 TR Series X Index	13.12%	13.12%	4.49%	4.49%	5.21%	5.21%
Bloomberg Barclays US Aggregate Bond Index	0.90%	0.90%	2.40%	2.40%	2.23%	2.23%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	12.38%	12.38%

15

Management Discussion of Fund Performance (unaudited)

Global X | JPMorgan Efficiente Index ETF

Growth of a $10,000 Investment

(at Net Asset Value)

* The Fund commenced operations on October 22, 2014.

The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The Bloomberg Barclays US Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above and on previous page.

16

Management Discussion of Fund Performance (unaudited)

Global X | JPMorgan US Sector Rotator Index ETF

Global X | JPMorgan US Sector Rotator Index ETF

The Global X | JPMorgan US Sector Rotator Index ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan U.S. Sector Rotator TR Series X Index (“Underlying Index”), which is composed of underlying equity exchange-traded funds ("ETFs") and a fixed income ETF. The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index aims to participate in the best-performing U.S. sectors of the market while limiting its exposure to the market during periods of high volatility or market declines, as defined by the index provider. The Underlying Index rebalances monthly to reflect changing market conditions by tracking the performance of a portfolio that may include one U.S. Treasury Bond ETF and zero to five ETFs selected out of a pool of ten U.S. sector ETFs. The sectors represented by all the U.S. sector ETFs are: consumer discretionary, consumer staples, energy, financials, healthcare, industrial, utilities, materials, technology and real estate. On each monthly rebalancing date, the Underlying Index seeks to select up to five U.S. sector ETFs with the highest positive performance during the prior month. The Underlying Index will include an allocation to the U.S. Treasury Bond ETF if fewer than five U.S. sector ETFs have positive performance during the prior month. The U.S. sector ETFs selected for inclusion in the Underlying Index each month are equal-volatility weighted, based on each U.S. sector ETF’s realized volatility during the prior month, meaning that each U.S. sector ETF has the same amount of volatility contribution to the Underlying Index as of such monthly rebalancing date. If the overall realized volatility of the portfolio of selected U.S. sector ETFs exceeds 20%, based on each U.S. sector ETF’s realized volatility during the prior month, the weight assigned on a monthly rebalancing date to each U.S. sector ETF is adjusted down proportionally and the exposure is re-allocated to the U.S. Treasury Bond ETF in order to reduce the overall volatility of the Underlying Index to 20% as of such monthly rebalancing date. Since the index weights assigned to the U.S. sector ETF and the U.S. Treasury Bond ETF are determined on past performance, there is no guarantee that any monthly rebalancing will result in the Underlying Index achieving the highest possible returns for the relevant month.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 9.65%, while the Underlying Index increased 10.56%. The Fund had a net asset value of $23.79 per share on October 31, 2016 and ended the reporting period with a net asset value of $25.51 on October 31, 2017.

During the reporting period, the highest returns came from Financial Select Sector SPDR Fund and Materials Select Sector SPDR Fund, which returned 15.63% and 15.53%, respectively. The worst performers were Utilities Select Sector SPDR Fund and Energy Select Sector SPDR Fund, which returned -5.78% and -2.81%, respectively.

The Fund seeks to participate in flat or rising markets through a sector-rotation strategy while allocating exposure to a short-term Treasury ETF during periods of high volatility or declining markets. During the period Q4 2016 to Q3 2017, the Fund had an approximate average weighting of just 5% to a short-term Treasury ETF, as equity performance was generally strong and volatility remained low. Among equity sectors, ETFs with exposure to the Consumer Discretionary sector and Information Technology sector had the highest average approximate weightings at 15%. This was followed by ETFs with exposure to Materials sector, which had an average approximate weighting of 14%.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X | JPMorgan US Sector Rotator Index ETF	9.65%	9.75%	1.55%	1.56%	2.05%	2.05%
JPMorgan US Sector Rotator TR Series X Index	10.56%	10.56%	2.48%	2.48%	2.99%	2.99%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	12.38%	12.38%

17

Management Discussion of Fund Performance (unaudited)

Global X | JPMorgan US Sector Rotator Index ETF

Growth of a $10,000 Investment

(at Net Asset Value)

* The Fund commenced operations on October 22, 2014.

The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above and on previous page.

18

Management Discussion of Fund Performance (unaudited)

Global X Guru® Index ETF

Global X Guru® Index ETF

The Global X Guru® Index ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Guru Index (“Underlying Index”).The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is comprised of the top U.S. listed equity positions reported on Form 13F by a select group of entities characterized as hedge funds, as defined by the index provider. Hedge funds are selected by the index provider from a pool of thousands of privately offered pooled investment vehicles based on the size of their reported equity holdings and the efficacy of replicating their publicly disclosed positions. Hedge funds must have minimum reported holdings of $500 million in their Form 13F to be considered for the Underlying Index. Additional filters are applied to eliminate hedge funds that have high turnover rates for equity holdings. Only hedge funds with a concentrated top holding are included in the selection process. Once the hedge fund pool has been determined, the index provider utilizes Form 13F filings to compile the top stock holding from each of these hedge funds. The stocks are screened for liquidity, equal weighted, and rebalanced quarterly following the Form 13F filing timeline.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 24.30%, while the Underlying Index increased 24.61%. The Fund had a net asset value of $23.14 per share on October 31, 2016 and ended the reporting period with a net asset value of $28.70 on October 31, 2017.

During the reporting period, the highest returns came from GrubHub and Spirit AeroSystems Holdings, which returned 60.12% and 60.08%, respectively. The worst performers were Sprint and Buffalo Wild Wings, which returned -27.01% and -25.59%, respectively.

The Fund’s investments are among the top U.S. listed equity positions reported on Form 13F by major hedge funds. During the reporting period, hedge funds remained uniquely positioned to potentially generate alpha due to their deep talent pool and ability to make high conviction investments. Over the reporting period, the Fund indeed outperformed the benchmark S&P 500 index by approximately 67 basis points. The Fund rebalances quarterly, resulting in dynamic exposures that can change significantly throughout the year. Earlier in the period, the Fund benefitted from its exposure to biotech stocks that performed well due to a decreased likelihood of government intervention in drug pricing. Later in the period, the Fund took a larger position in energy companies as hedge funds looked for a potential rebound in oil prices.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Guru® Index ETF	24.30%	24.17%	3.55%	3.53%	12.43%	12.42%	14.36%	14.34%
Solactive Guru Index	24.61%	24.61%	3.82%	3.82%	12.91%	12.91%	14.85%	14.85%
S&P 500 Index	23.63%	23.63%	10.77%	10.77%	15.18%	15.18%	16.25%	16.25%

Growth of a $10,000 Investment

(at Net Asset Value)

* The Fund commenced operations on June 4, 2012.

19

Management Discussion of Fund Performance (unaudited)

Global X Guru® Index ETF

The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above and on previous page.

20

Management Discussion of Fund Performance (unaudited)

Global X Scientific Beta US ETF

Global X Scientific Beta US ETF

The Global X Scientific Beta US ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Scientific Beta United States Multi-Beta Multi-Strategy Equal Risk Contribution Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index generally comprises approximately 500 or less U.S. listed common stocks selected based on a proprietary methodology developed by the index provider. The objective of the Underlying Index is to outperform traditional market capitalization-weighted indexes, with lower volatility. The Underlying Index’s components are selected by applying four factors that have been widely recognized by academic literature to outperform market capitalization weighted-indexes over the long run: Value, Size, Low-Volatility and Momentum. Each of these factors is applied by using the following metrics: price-to-book ratio for Value; free-float market capitalization for Size; historical volatility over the trailing 104 week period for Low-Volatility; and one-year-minus-one-month total returns for Momentum. Finally, components are weighted by employing a proprietary, multi-step process that combines multiple weighting methodologies to diversify the risks associated with any one weighting scheme.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 19.52%, while the Underlying Index increased 19.82%. The Fund had a net asset value of $25.46 per share on October 31, 2016 and ended the reporting period with a net asset value of $30.04 on October 31, 2017.

During the reporting period, the highest returns came from Nvidia and Micron Technology, which returned 191.98% and 158.22%, respectively. The worst performers were Foot Locker and Mattel, which returned -53.84% and -52.77%, respectively.

While the Fund demonstrated strong positive performance over the reporting period, it lagged the benchmark S&P 500. Factor investing proved challenging during the period as benchmark returns were driven by high growth names that tend to be underweighted in multi-factor strategies, particularly those that seek to deliver more diversified exposure than the S&P 500. During the reporting period, the Momentum factor was the best-performing factor and it outperformed the S&P 500 in the first three quarters of 2017. However, other factors tended to lag behind. During the same quarters, only Value in Q2 joined Momentum in outperforming the S&P 500. The Fund had an average approximate weighting of 20% to stocks in the financials sector, 12% to health care, 11% to consumer discretionary, and 11% to industrials.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Scientific Beta US ETF	19.52%	19.59%	8.99%	9.03%
Scientific Beta US Multi-Beta Multi-Strategy Equal Risk Contribution Index	19.82%	19.82%	9.29%	9.29%
S&P 500 Index	23.63%	23.63%	10.92%	10.92%

21

Management Discussion of Fund Performance (unaudited)

Global X Scientific Beta US ETF

Growth of a $10,000 Investment

(at Net Asset Value)

* Fund commenced operations on May 12, 2015.

The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above and on previous page.

22

Management Discussion of Fund Performance (unaudited)

Global X Scientific Beta Europe ETF

Global X Scientific Beta Europe ETF

The Global X Scientific Beta Europe ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Scientific Beta Extended Developed Europe Multi-Beta Multi-Strategy Equal Risk Contribution Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index generally comprises approximately 600 or less European-listed common stocks selected based on a proprietary methodology developed by the index provider. The objective of the Underlying Index is to outperform traditional market capitalization-weighted indexes, with lower volatility. The components of the Underlying Index are selected from a universe of the 600 largest, as measured by free float market capitalization, and most liquid stocks that are ordinarily traded principally on a stock exchange in one of the following 16 developed European countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index’s components are selected by applying four factors that have been widely recognized by academic literature to outperform market capitalization weighted-indexes over the long run: Value, Size, Low-Volatility and Momentum. Each of these factors is applied by using the following metrics: price-to-book ratio for Value; free-float market capitalization for Size; historical volatility over the trailing 104 week period for Low-Volatility; and one-year-minus-one-month total returns for Momentum. Finally, components are weighted by employing a proprietary, multi-step process that combines multiple weighting methodologies to diversify the risks associated with any one weighting scheme.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 29.54%, while the Underlying Index increased 29.82%. The Fund had a net asset value of $22.63 per share on October 31, 2016 and ended the reporting period with a net asset value of $28.43 on October 31, 2017.

During the reporting period, the highest returns came from Ams and Deutsche Lufthansa, which returned 226.81% and 157.64%, respectively. The worst performers were Banco Popular Espanol and Provident Financial, which returned -67.56% and -64.64%, respectively.

From Q4 2016 to Q3 2017, the Fund had an average weighting of approximately 22% to the Financials sector, with other notable sector exposures of approximately 18% to Industrials, and 11% to the Consumer Discretionary sector. The Fund had an average approximate exposure of 21% to Low-Volatility stocks, 18% to Mid Cap stocks, 43% to Value stocks, and 18% to Momentum stocks, as defined by the index provider. During the period, the Fund benefited primarily from the exposure to Value, which generated strong performance.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Scientific Beta Europe ETF	29.54%	29.28%	7.48%	7.66%
Scientific Beta Extended Developed Europe Multi-Beta Multi-Strategy Equal Risk Contribution Index	29.82%	29.82%	7.78%	7.78%
MSCI EAFE Index **	23.44%	23.44%	4.45%	4.45%
S&P 500 Index	23.63%	23.63%	10.92%	10.92%

23

Management Discussion of Fund Performance (unaudited)

Global X Scientific Beta Europe ETF

Growth of a $10,000 Investment

(at Net Asset Value)

* Fund commenced operations on May 12, 2015.

** As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI EAFE Index. The new benchmark is a more appropriate comparison for the fund.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above and on previous page.

24

Management Discussion of Fund Performance (unaudited)

Global X Scientific Beta Japan ETF

Global X Scientific Beta Japan ETF

The Global X Scientific Beta Japan ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Scientific Beta Japan Multi-Beta Multi-Strategy Equal Risk Contribution Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index generally comprises approximately 500 or less Japanese-listed common stocks selected based on a proprietary methodology developed by the index provider. The objective of the Underlying Index is to outperform traditional market capitalization-weighted indexes, with lower volatility. The components of the Underlying Index are selected from a universe of the 500 largest, as measured by free float market capitalization, and most liquid stocks traded principally on a stock exchange in and incorporated or domiciled (i.e., maintain a principal place of business) in Japan. The Underlying Index’s components are selected by applying four factors that have been widely recognized by academic literature to outperform market capitalization weighted-indexes over the long run: Value, Size, Low-Volatility and Momentum. Each of these factors is applied by using the following metrics: price-to-book ratio for Value; free-float market capitalization for Size; historical volatility over the trailing 104 week period for Low-Volatility; and one-year-minus one month total returns for Momentum. Finally, components are weighted by employing a proprietary, multi-step process that combines multiple weighting methodologies to diversify the risks associated with any one weighting scheme.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 18.17%, while the Underlying Index increased 18.59%. The Fund had a net asset value of $27.38 per share on October 31, 2016 and ended the reporting period with a net asset value of $31.47 on October 31, 2017.

During the reporting period, the highest returns came from Yaskawa Electric and Tokyo Electron, which returned 125.08 % and 99.35%, respectively. The worst performers were Toho Gas and Sosei Group, which returned -39.02% and -26.81%, respectively.

During the period Q4 2016 to Q3 2017, the Fund had an average weighting of approximately 25% to the Industrials sector, with other notable sector exposures of approximately 16% to Consumer Discretionary stocks, and 12% to the Materials sector. The Fund had an average approximate exposure of 13% to Low-Volatility stocks, 16% to Mid Cap stocks, 59% to Value stocks, and 12% to Momentum stocks, as defined by the index provider. The Fund benefited from the higher exposure to Value stocks, which was the best performing factor.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Scientific Beta Japan ETF	18.17%	18.73%	11.28%	11.67%
Scientific Beta Japan Multi-Beta Multi-Strategy Equal Risk Contribution Index	18.59%	18.59%	11.59%	11.59%
MSCI EAFE Index**	23.44%	23.44%	4.45%	4.45%
S&P 500 Index	23.63%	23.63%	10.92%	10.92%

25

Management Discussion of Fund Performance (unaudited)

Global X Scientific Beta Japan ETF

Growth of a $10,000 Investment

(at Net Asset Value)

* Fund commenced operations on May 12, 2015.

** As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI EAFE Index. The new benchmark is a more appropriate comparison for the fund.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above and on previous page.

26

Management Discussion of Fund Performance (unaudited)

Global X Scientific Beta Asia ex-Japan ETF

Global X Scientific Beta Asia ex-Japan ETF

The Global X Scientific Beta Asia ex-Japan ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Scientific Beta Developed Asia-Pacific ex-Japan Multi-Beta Multi- Strategy Equal Risk Contribution Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index generally comprises approximately 400 or less Asian-listed common stocks selected based on a proprietary methodology developed by the index provider. The objective of the Underlying Index is to outperform traditional market capitalization-weighted indexes, with lower volatility. The components of the Underlying Index are selected from a universe of the 400 largest, as measured by free float market capitalization, and most liquid stocks traded principally on a stock exchange in and incorporated or domiciled (i.e., maintain a principal place of business) in developed markets in Asia, excluding Japan, but may include Hong Kong, New Zealand, Singapore, South Korea and Australia. The Underlying Index’s components are selected by applying four factors that have been widely recognized by academic literature to outperform market capitalization weighted-indexes over the long run: Value, Size, Low-Volatility and Momentum. Each of these factors is applied by using the following metrics: price-to-book ratio for Value; free-float market capitalization for Size; historical volatility over the trailing 104 week period for Low-Volatility; and one-year-minus- one month total returns for Momentum. Finally, components are weighted by employing a proprietary, multi-step process that combines multiple weighting methodologies to diversify the risks associated with any one weighting scheme.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 17.43%, while the Underlying Index increased 17.93%. The Fund had a net asset value of $22.96 per share on October 31, 2016 and ended the reporting period with a net asset value of $25.71 on October 31, 2017.

During the reporting period, the highest returns came from Venture Corporation and Global Logistic Properties, which returned 117.94% and 94.60%, respectively. The worst performers were Downer EDI and Esprit Holdings, which returned -88.10% and -36.62%, respectively.

During the period Q4 2016 to Q3 2017, the Fund had an average weighting of approximately 26% to stocks in the Real Estate sector, with other large average exposures of approximately 17% to industrials sector, and 12% to consumer discretionary stocks. The Fund had an average approximate exposure of 22% to low-volatility stocks, 24% to mid cap stocks, 29% to value stocks, and 23% to momentum stocks, as defined by the index provider. The Fund benefited from the exposure to Value, which was the best performing factor.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Scientific Beta Asia ex-Japan ETF	17.43%	17.77%	4.52%	4.80%
Scientific Beta Developed Asia-Pacific ex-Japan Multi-Beta Multi-Strategy Equal Risk Contribution Index	17.93%	17.93%	4.24%	4.24%
MSCI EAFE Index **	23.44%	23.44%	4.45%	4.45%
S&P 500 Index	23.63%	23.63%	10.92%	10.92%

27

Management Discussion of Fund Performance (unaudited)

Global X Scientific Beta Asia ex-Japan ETF

Growth of a $10,000 Investment

(at Net Asset Value)

* Fund commenced operations on May 12, 2015.

** As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI EAFE Index. The new benchmark is a more appropriate comparison for the fund.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above and on previous page.

28

Management Discussion of Fund Performance (unaudited)

Global X YieldCo Index ETF

Global X YieldCo Index ETF

The Global X YieldCo Index ETF (“Fund”) seeks to track, before fees and expenses, the price and yield performance of the INDXX Global YieldCo Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index comprises publicly traded companies that are formed to own operating assets that produce defined cash flows (“Yieldcos”), as well as companies that have publicly announced plans to spin-off a YieldCo in an initial public offering, as determined by the index provider. The components of the Underlying Index are YieldCos selected from the universe of global publicly listed equities, which have a minimum market capitalization of $500 million and an Average Daily Value Traded (“ADVT”) over the last three months greater than $1 million. If less than 20 securities satisfy this criteria, the market capitalization and ADVT requirements are lowered. If there are still fewer than 20 securities, the parent companies of proposed YieldCos with the nearest anticipated listing dates will be included in the Underlying Index until there are 20 Underlying Index constituents. If a parent company is a part of the Underlying Index, and its corresponding YieldCo becomes publicly listed, the listed YieldCo will replace the parent entity in the index during the subsequent index rebalance. Underlying Index constituents are ranked by market capitalization. The remaining securities are weighted based on their market capitalization, with a cap of 4.75% on any of the securities falling outside of the top five by market capitalization. If any parent companies of YieldCos are Underlying Index constituents, they are each capped at a 4.75% weighting. Companies that are structured as partnerships are capped at a 25% weighting in the aggregate.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 17.30%, while the Underlying Index increased 18.12%. The Fund had a net asset value of $11.16 per share on October 31, 2016 and ended the reporting period with a net asset value of $12.53 on October 31, 2017.

During the reporting period, the highest returns came from NextEra Energy Partners and TerraForm Global, which returned 50.30% and 33.33%, respectively. The worst performers were Innergex Renewable Energy and TransAlta Renewables, which returned -1.75% and 3.78%, respectively.

YieldCos are entities that generally consist of fully developed renewable energy assets such as solar and wind farms. These entities tend to enter into long-term contracts with customers to deliver electricity at pre-specified prices. Despite uncertainties related to the U.S. tax policy and the government’s commitment to fight climate change, renewable energy sources continued to grow in prominence around the world as they battled more entrenched fossil fuels for market share in the power generation space. Declining costs of solar and wind technologies as well as various government incentives led to the adoption of renewables by many municipalities, communities, and corporations. In 2017, renewable energy dominated new electrical generation in the US, amounting to over 60% of the total new generation capacity. Despite the growth of the solar and wind in electric generation, the YieldCo space itself shrunk as some companies delayed or abandoned plans to spinoff their YieldCos. In addition, some existing YieldCos were taken private.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X YieldCo Index ETF	17.30%	16.04%	-3.11%	-3.21%
INDXX Global YieldCo Index	18.12%	18.12%	-2.74%	-2.74%
MSCI ACWI **	23.20%	23.20%	7.36%	7.36%
S&P 500 Index	23.63%	23.63%	10.54%	10.54%

29

Management Discussion of Fund Performance (unaudited)

Global X YieldCo Index ETF

Growth of a $10,000 Investment

(at Net Asset Value)

* Fund commenced operations on May 27, 2015.

** As of March 1, 2017, the Fund changed its broad based benchmark from the S&P 500 Index to the MSCI ACWI. The new benchmark is a more appropriate comparison for the fund.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above and on previous page.

30

Management Discussion of Fund Performance (unaudited)

Global X S&P 500® Catholic Values ETF

Global X S&P 500® Catholic Values ETF

The Global X S&P 500® Catholic Values ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500® Catholic Values Index (“Underlying Index”). The Fund is passively managed, which means the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The S&P 500® Catholic Values Index is designed to provide exposure to U.S. equity securities included in the S&P 500® Index while maintaining alignment with the moral and social teachings of the Catholic Church. The Underlying Index is based on the S&P 500® Index, and generally comprises approximately 500 or less U.S. listed common stocks. All index constituents are members of the S&P 500® Index and follow the eligibility criteria for that index. From this starting universe, constituents are screened to exclude companies involved in activities which are perceived to be inconsistent with Catholic values as outlined in the Socially Responsible Investment Guidelines of the United States Conference of Catholic Bishops (“USCCB”). The Underlying Index then reweights the remaining constituents so that the Underlying Index’s sector exposures matches the sector exposures of the S&P 500® Index.

For the 12-month period ended October 31, 2017 (the “reporting period”), the Fund increased 24.27%, while the Underlying Index increased 24.61%. The Fund had a net asset value of $25.74 per share on October 31, 2016 and ended the reporting period with a net asset value of $31.83 on October 31, 2017.

During the reporting period, the highest returns came from Nvidia and Micron Technology, which returned 191.98% and 158.22%, respectively. The worst performers were Under Armour, Class A and Under Armour, Class C, which returned -59.74% and -55.41%, respectively.

The Fund provides exposure to companies within the S&P 500 whose business practices align with the investment guidelines set by the USCCB. As of October 31, 2017, the Fund had 466 holdings compared with 505 holdings of the S&P 500. To mitigate the potential performance differences between the S&P 500 and the Fund, the Fund’s sector exposures are reweighted to align with those of the S&P 500 on a quarterly basis. Over the reporting period, the Fund had a tracking difference of 64 basis points with the S&P 500. Between Q4 2016 and Q3 2017, information technology had the highest average weighting of 22% in the Fund, followed by financials at 15%, and health care at 14%.

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X S&P 500® Catholic Values ETF	24.27%	23.92%	17.01%	17.03%
S&P 500® Catholic Values Index	24.61%	24.61%	17.31%	17.31%
S&P 500 Index	23.63%	23.63%	16.78%	16.78%

31

Management Discussion of Fund Performance (unaudited)

Global X S&P 500® Catholic Values ETF

Growth of a $10,000 Investment

(at Net Asset Value)

* Fund commenced operations on April 18, 2016.

The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above and on previous page.

32

Schedule of Investments	October 31, 2017

Global X SuperDividend® ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 99.4%
AUSTRALIA— 14.3%
Consumer Services — 3.7%
G8 Education	4,196,947	$14,674,077
Harvey Norman Holdings (A)	2,140,900	6,204,984
Nine Entertainment Holdings	13,418,113	15,432,461
		36,311,522
Financials — 8.9%
Bank of Queensland	1,108,978	11,360,093
Bendigo and Adelaide Bank	1,008,689	8,801,405
Commonwealth Bank of Australia	145,220	8,643,875
Genworth Mortgage Insurance Australia	4,608,114	10,034,461
IOOF Holdings	1,509,116	12,450,516
National Australia Bank	399,239	9,997,735
Platinum Asset Management (A)	3,326,359	18,618,490
Westpac Banking	374,034	9,461,192
		89,367,767
Real Estate Investment Trusts — 1.0%
Cromwell Property Group	12,509,854	9,591,902
Telecommunications — 0.7%
Telstra	2,581,652	7,007,344
TOTAL AUSTRALIA		142,278,535
BRAZIL— 2.5%
Consumer Services — 1.7%
Estacio Participacoes	1,903,700	17,068,037
Utilities — 0.8%
AES Tiete Energia	1,945,600	7,701,872
TOTAL BRAZIL		24,769,909

The accompanying notes are an integral part of the financial statements.

33

Schedule of Investments	October 31, 2017

Global X SuperDividend® ETF

	Shares	Value
COMMON STOCK — continued
CANADA— 3.0%
Consumer Services — 0.9%
Corus Entertainment	992,955	$9,220,131
Real Estate Investment Trusts — 2.1%
Cominar	862,428	9,259,176
Dream Global	1,296,951	11,217,907
		20,477,083
TOTAL CANADA		29,697,214
CHINA— 1.6%
Financials — 1.6%
Guangzhou R&F Properties	7,522,500	16,025,013
FRANCE— 2.6%
Consumer Goods — 1.2%
Kaufman & Broad	257,866	11,394,156
Utilities — 1.4%
Electricite de France (A)	1,091,050	14,286,183
TOTAL FRANCE		25,680,339
GREECE— 1.3%
Consumer Services — 1.3%
OPAP	1,119,961	12,551,141
HONG KONG— 3.2%
Consumer Goods — 3.2%
Li & Fung	27,101,200	13,651,685
Pacific Textiles Holdings	8,578,100	9,026,917
Texwinca Holdings	15,199,200	9,175,861
TOTAL HONG KONG		31,854,463
ITALY— 1.0%
Financials — 1.0%
Azimut Holding	517,770	10,229,819
MEXICO— 1.9%
Financials — 1.9%
Concentradora Hipotecaria SAPI	8,946,019	9,114,252
Grupo Financiero Santander Mexico	1,150,477	9,687,016
TOTAL MEXICO		18,801,268
NEW ZEALAND— 3.2%
Consumer Services — 2.2%
Air New Zealand	6,443,400	14,566,343
SKY Network Television	4,107,884	7,035,253
		21,601,596
Telecommunications — 1.0%
Spark New Zealand	4,017,612	10,128,318

The accompanying notes are an integral part of the financial statements.

34

Schedule of Investments	October 31, 2017

Global X SuperDividend® ETF

	Shares	Value
COMMON STOCK — continued
TOTAL NEW ZEALAND		$31,729,914
NORWAY— 1.2%
Industrials — 1.2%
Ocean Yield (A)	1,324,319	11,775,285
PORTUGAL— 1.0%
Industrials — 1.0%
CTT-Correios de Portugal	1,727,020	10,172,078
RUSSIA— 0.9%
Telecommunications — 0.9%
MegaFon PJSC GDR	868,512	9,075,950
SINGAPORE— 8.1%
Financials — 0.7%
CapitaLand Retail China Trust	5,787,300	7,051,467
Industrials — 1.1%
Hutchison Port Holdings Trust	25,182,290	10,828,385
Real Estate Investment Trusts — 4.7%
Ascendas	5,421,049	10,902,579
Mapletree Greater China Commercial Trust	13,665,000	11,785,360
Mapletree Industrial Trust	8,348,200	11,887,484
Mapletree Logistics Trust	13,083,409	12,196,073
		46,771,496
Telecommunications — 1.6%
M1	5,102,500	6,741,412
StarHub	4,934,706	9,526,040
		16,267,452
TOTAL SINGAPORE		80,918,800
SOUTH AFRICA— 1.7%
Real Estate Investment Trusts — 1.7%
Emira Property Fund	9,148,074	8,480,951
Redefine Properties	11,115,950	8,340,156
TOTAL SOUTH AFRICA		16,821,107
SPAIN— 1.0%
Utilities — 1.0%
Saeta Yield	937,427	10,471,671
TAIWAN— 0.9%
Industrials — 0.9%
Highwealth Construction	6,444,800	8,611,729
THAILAND— 0.8%
Financials — 0.8%
Sansiri NVDR	107,859,800	7,597,590

The accompanying notes are an integral part of the financial statements.

35

Schedule of Investments	October 31, 2017

Global X SuperDividend® ETF

	Shares	Value
COMMON STOCK — continued
TURKEY— 1.0%
Health Care — 1.0%
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret	8,016,415	$9,734,015
UNITED KINGDOM— 0.8%
Oil & Gas — 0.8%
BP ADR	198,387	8,068,399
UNITED STATES— 47.4%
Consumer Goods — 0.9%
Vector Group	452,223	9,397,194
Consumer Services — 2.3%
Gannett	814,032	7,082,078
New Media Investment Group	652,534	10,420,968
RR Donnelley & Sons	534,038	4,913,150
		22,416,196
Financials — 20.9%
AGNC Investment	500,776	10,080,621
Annaly Capital Management	910,242	10,431,373
Anworth Mortgage Asset	1,829,920	10,229,253
Apollo Commercial Real Estate Finance	545,293	9,853,445
Armour Residential	446,575	11,186,704
Artisan Partners Asset Management, Cl A	320,807	11,035,761
Blackstone Mortgage Trust, Cl A	319,137	10,158,131
Capstead Mortgage	940,568	8,295,810
Chimera Investment	524,172	9,592,348
CYS Investments	1,259,138	10,073,104
Invesco Mortgage Capital	625,469	10,770,576
Ladder Capital, Cl A	701,592	9,429,396
MFA Financial	1,220,359	10,055,758
MTGE Investment	611,473	11,067,661
New Residential Investment	593,240	10,458,821
New York Mortgage Trust	1,503,923	9,068,656
PennyMac Mortgage Investment Trust	574,278	9,222,905
Redwood Trust	575,484	9,040,854
Starwood Property Trust	426,263	9,168,917
Two Harbors Investment	1,058,304	10,371,379
Waddell & Reed Financial, Cl A (A)	511,007	9,550,721
		209,142,194
Industrials — 2.1%
Costamare (A)	1,599,869	9,935,186
Nordic American Offshore	47,777	62,588
Ship Finance International (A)	697,971	10,399,768
		20,397,542

The accompanying notes are an integral part of the financial statements.

36

Schedule of Investments	October 31, 2017

Global X SuperDividend® ETF

	Shares / Face Amount	Value
COMMON STOCK — continued
Oil & Gas — 2.9%
CVR Energy (A)	410,216	$11,260,429
Pattern Energy Group, Cl A	464,998	10,727,504
Targa Resources	167,073	6,933,530
		28,921,463
Real Estate Investment Trusts — 17.5%
Ashford Hospitality Trust	1,290,002	9,068,714
CBL & Associates Properties (A)	931,743	7,304,865
Franklin Street Properties	787,953	7,879,530
Gaming and Leisure Properties	303,030	11,072,716
Gladstone Commercial	318,510	6,898,926
Global Net Lease	397,551	8,587,102
Government Properties Income Trust	491,979	8,939,258
Hospitality Properties Trust	302,679	8,650,566
Independence Realty Trust	1,095,278	11,117,072
Lexington Realty Trust	863,712	8,740,765
Medical Properties Trust	733,205	9,700,302
New Senior Investment Group	942,782	8,428,471
Omega Healthcare Investors (A)	306,007	8,831,362
Sabra Health Care	814,464	16,224,123
Select Income	373,650	9,027,384
Senior Housing Properties Trust	488,176	8,982,438
Uniti Group	365,980	6,404,650
VEREIT	1,102,281	8,696,997
Washington Prime Group	1,038,877	8,134,407
		172,689,648
Telecommunications — 0.8%
CenturyLink (A)	392,845	7,460,126
TOTAL UNITED STATES		470,424,363
TOTAL COMMON STOCK
(Cost $977,631,036)		987,288,602

REPURCHASE AGREEMENTS (B) — 4.8%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $28,047,636 (collateralized by U.S Treasury Obligations, ranging in par value $0-$5,979,809, 0.000%-9.000%, 11/15/17-8/15/47, with a total market value of $28,607,754)	$28,046,818	28,046,818

The accompanying notes are an integral part of the financial statements.

37

Schedule of Investments	October 31, 2017

Global X SuperDividend® ETF

	Face Amount	Value
REPURCHASE AGREEMENTS (B) — continued
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $19,169,102 (collateralized by U.S. Treasury Obligations, par value $18,581,991, 3.625%, 02/15/20, with a total market value of $19,537,347)	$19,168,548	$19,168,548

TOTAL REPURCHASE AGREEMENTS
(Cost $47,215,366)		47,215,366
TOTAL INVESTMENTS — 104.2%
(Cost $1,024,846,402)		$1,034,503,968

Percentages are based on Net Assets of $992,893,431.

(A)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $45,096,945.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $47,215,366.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

NVDR — Non-Voting Depositary Receipt

PJSC — Private Joint Stock Company

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$987,288,602	$—	$—	$987,288,602
Repurchase Agreements	—	47,215,366	—	47,215,366
Total Investments in Securities	$987,288,602	$47,215,366	$—	$1,034,503,968

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

As of October 31, 2017, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

38

Schedule of Investments	October 31, 2017

Global X SuperDividend® U.S. ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 81.0%
UNITED STATES— 81.0%
Consumer Goods — 12.7%
Altria Group	113,081	$7,262,062
B&G Foods (A)	178,807	5,686,063
Coca-Cola	200,397	9,214,254
Flowers Foods	440,340	8,379,670
Philip Morris International	79,773	8,347,447
Universal	122,236	7,010,234
Vector Group	389,235	8,088,303
		53,988,033
Consumer Services — 12.9%
DineEquity	139,317	6,632,882
DSW, Cl A	389,851	7,465,647
H&R Block	403,286	9,977,296
Regal Entertainment Group, Cl A (A)	390,850	6,390,397
Six Flags Entertainment	133,273	8,368,212
Student Transportation	1,509,506	8,845,705
Target	125,606	7,415,778
		55,095,917
Financials — 23.1%
AGNC Investment	437,052	8,797,857
Annaly Capital Management	796,791	9,131,225
Apollo Commercial Real Estate Finance	483,105	8,729,707
Armour Residential (A)	391,362	9,803,618
Chimera Investment	461,004	8,436,373
CYS Investments	1,120,149	8,961,192
MFA Financial	1,075,375	8,861,090

The accompanying notes are an integral part of the financial statements.

39

Schedule of Investments	October 31, 2017

Global X SuperDividend® U.S. ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
MTGE Investment	538,211	$9,741,619
New York Mortgage Trust	1,345,053	8,110,670
PennyMac Mortgage Investment Trust	510,509	8,198,775
Two Harbors Investment	945,673	9,267,595
		98,039,721
Health Care — 2.0%
Pfizer	245,222	8,597,484
Industrials — 2.4%
Fortress Transportation & Infrastructure Investors	569,679	10,385,248
Oil & Gas — 2.0%
ExxonMobil	100,407	8,368,924
Telecommunications — 3.5%
AT&T	201,677	6,786,431
Verizon Communications	170,068	8,141,155
		14,927,586
Utilities — 22.4%
Ameren	154,649	9,586,692
Avangrid	202,505	10,475,583
Avista	208,464	10,890,159
Consolidated Edison	111,623	9,605,159
Duke Energy	104,864	9,260,540
Entergy	111,852	9,648,353
FirstEnergy	267,047	8,799,199
Northwest Natural Gas	140,023	9,290,526
PPL	234,812	8,819,539
Southern	172,119	8,984,612
		95,360,362
TOTAL COMMON STOCK
(Cost $320,162,672)		344,763,275

MASTER LIMITED PARTNERSHIPS — 18.7%
CANADA— 2.2%
Utilities — 2.2%
Brookfield Renewable Partners	280,786	9,473,720
UNITED STATES— 16.5%
Consumer Services — 3.7%
Cedar Fair	125,877	7,879,900
CrossAmerica Partners	312,386	8,015,825
		15,895,725
Financials — 1.9%
Ellington Financial	532,519	8,136,890

The accompanying notes are an integral part of the financial statements.

40

Schedule of Investments	October 31, 2017

Global X SuperDividend® U.S. ETF

	Shares / Face Amount	Value
MASTER LIMITED PARTNERSHIPS — continued
Oil & Gas — 9.0%
Delek Logistics Partners	255,458	$7,842,561
PBF Logistics	399,435	7,868,869
Phillips 66 Partners	147,185	7,419,596
Transmontaigne Partners	192,702	8,008,695
Valero Energy Partners	164,481	7,066,104
		38,205,825
Utilities — 1.9%
AmeriGas Partners	172,110	7,787,977

TOTAL UNITED STATES		70,026,417
TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $77,066,779)		79,500,137

REPURCHASE AGREEMENTS (B) — 1.8%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $4,570,668 (collateralized by U.S Treasury Obligations, ranging in par value $0-$1,524,261, 0.000%-9.000%, 11/15/17-8/15/47, with a total market value of $4,661,945)	$4,570,535	4,570,535
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $3,123,796 (collateralized by U.S. Treasury Obligations, par value $3,028,183, 3.625%, 02/15/20, with a total market value of $3,183,824)	3,123,724	3,123,724

TOTAL REPURCHASE AGREEMENTS
(Cost $7,694,259)		7,694,259
TOTAL INVESTMENTS — 101.5%
(Cost $404,923,710)		$431,957,671

Percentages are based on Net Assets of $425,579,275.

(A)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $7,507,034.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $7,694,259.

Cl — Class

The accompanying notes are an integral part of the financial statements.

41

Schedule of Investments	October 31, 2017

Global X SuperDividend® U.S. ETF

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$344,763,275	$—	$—	$344,763,275
Master Limited Partnerships	79,500,137	—	—	79,500,137
Repurchase Agreements	—	7,694,259	—	7,694,259
Total Investments in Securities	$424,263,412	$7,694,259	$—	$431,957,671

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

As of October 31, 2017, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

42

Schedule of Investments	October 31, 2017

Global X MSCI SuperDividend® EAFE ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 100.0%
AUSTRALIA— 13.7%
Basic Materials — 1.8%
Fortescue Metals Group	9,124	$32,460
Consumer Services — 2.0%
Harvey Norman Holdings	12,517	36,278
Financials — 6.4%
Bank of Queensland	4,086	41,856
Bendigo and Adelaide Bank	3,973	34,667
National Australia Bank	1,573	39,391
		115,914
Industrials — 1.9%
Aurizon Holdings	8,769	34,828
Telecommunications — 1.6%
Telstra	10,788	29,282
TOTAL AUSTRALIA		248,762
FINLAND— 2.7%
Utilities — 2.7%
Fortum	2,276	48,335
FRANCE— 13.8%
Consumer Services — 5.3%
Casino Guichard Perrachon	595	33,988
Lagardere SCA	1,145	37,715
SES, Cl A	1,510	24,557
		96,260
Financials — 2.1%
Credit Agricole	2,220	38,741
Oil & Gas — 2.0%
Total	656	36,582

The accompanying notes are an integral part of the financial statements.

43

Schedule of Investments	October 31, 2017

Global X MSCI SuperDividend® EAFE ETF

	Shares	Value
COMMON STOCK — continued
Real Estate Investment Trusts — 2.2%
ICADE	447	$39,055
Utilities — 2.2%
Engie	2,357	39,841
TOTAL FRANCE		250,479
HONG KONG— 7.2%
Consumer Services — 2.1%
Sands China	8,172	38,494
Telecommunications — 3.1%
HKT Trust & HKT	27,440	33,518
PCCW	41,700	22,983
		56,501
Utilities — 2.0%
HK Electric Investments & HK Electric Investments (A)	38,921	35,819
TOTAL HONG KONG		130,814
ITALY— 8.3%
Financials — 6.2%
Intesa Sanpaolo	11,349	38,156
Intesa Sanpaolo	11,928	37,629
Poste Italiane (A)	4,992	36,492
		112,277
Utilities — 2.1%
Snam	7,323	37,416
TOTAL ITALY		149,693
LUXEMBOURG— 1.2%
Consumer Services — 1.2%
RTL Group	300	22,259
NETHERLANDS— 2.1%
Financials — 2.1%
ING Groep	2,106	38,910
NEW ZEALAND— 2.0%
Telecommunications — 2.0%
Spark New Zealand	14,186	35,763
NORWAY— 2.1%
Consumer Goods — 2.1%
Marine Harvest	1,926	37,546
PORTUGAL— 2.0%
Utilities — 2.0%
Energias de Portugal	10,264	36,624

The accompanying notes are an integral part of the financial statements.

44

Schedule of Investments	October 31, 2017

Global X MSCI SuperDividend® EAFE ETF

	Shares	Value
COMMON STOCK — continued
SINGAPORE— 4.1%
Real Estate Investment Trusts — 2.2%
Ascendas	19,330	$38,876
Telecommunications — 1.9%
StarHub	18,251	35,232
TOTAL SINGAPORE		74,108
SPAIN— 4.0%
Financials — 2.1%
Banco Bilbao Vizcaya Argentaria	4,286	37,512
Utilities — 1.9%
Endesa	1,496	34,245
TOTAL SPAIN		71,757
SWEDEN— 8.4%
Financials — 5.9%
Nordea Bank	2,709	32,747
Skandinaviska Enskilda Banken, Cl A	2,957	36,451
Swedbank, Cl A	1,509	37,456
		106,654
Telecommunications — 2.5%
Tele2, Cl B	3,597	45,758
TOTAL SWEDEN		152,412
SWITZERLAND— 2.0%
Financials — 2.0%
Zurich Insurance Group	121	36,963
UNITED KINGDOM— 26.4%
Consumer Goods — 5.9%
Berkeley Group Holdings	811	40,289
Persimmon	1,123	41,786
Taylor Wimpey	9,400	24,903
		106,978
Consumer Services — 3.6%
Next	440	28,753
Pearson	3,911	36,537
		65,290
Financials — 6.5%
Direct Line Insurance Group	7,767	38,338
HSBC Holdings	4,105	40,029
Legal & General Group	10,965	38,878
		117,245
Oil & Gas — 6.6%
BP	5,783	39,181
Royal Dutch Shell, Cl A	1,289	40,491

The accompanying notes are an integral part of the financial statements.

45

Schedule of Investments	October 31, 2017

Global X MSCI SuperDividend® EAFE ETF

	Shares	Value
COMMON STOCK — continued
Oil & Gas — continued
Royal Dutch Shell, Cl B	1,261	$40,549
		120,221
Telecommunications — 2.0%
Vodafone Group	12,396	35,491
Utilities — 1.8%
SSE	1,809	33,199
TOTAL UNITED KINGDOM		478,424
TOTAL INVESTMENTS — 100.0%
(Cost $1,664,206)		$1,812,849

Percentages are based on Net Assets of $1,813,210.

(A)	Security sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." The total value of such securities as of October 31, 2017 was $72,311 and represents 4.0% of Net Assets.

Cl — Class

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

The accompanying notes are an integral part of the financial statements.

46

Schedule of Investments	October 31, 2017

Global X MSCI SuperDividend® Emerging Markets ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 89.6%
BRAZIL— 7.8%
Financials — 2.0%
Itausa - Investimentos Itau	79,300	$254,043
Utilities — 5.8%
EDP - Energias do Brasil	62,854	276,675
Engie Brasil Energia	22,700	248,417
Transmissora Alianca de Energia Eletrica	34,620	216,947
		742,039
TOTAL BRAZIL		996,082
CHINA— 5.8%
Basic Materials — 2.0%
Sinopec Shanghai Petrochemical, Cl H	415,900	247,882
Consumer Goods — 1.9%
Chongqing Changan Automobile, Cl B	183,530	240,181
Financials — 1.9%
Bank of Communications, Cl H	328,280	247,416
TOTAL CHINA		735,479
CZECH REPUBLIC— 3.9%
Financials — 1.9%
Moneta Money Bank (A)	71,800	245,449
Telecommunications — 2.0%
O2 Czech Republic	21,170	257,859
TOTAL CZECH REPUBLIC		503,308

The accompanying notes are an integral part of the financial statements.

47

Schedule of Investments	October 31, 2017

Global X MSCI SuperDividend® Emerging Markets ETF

	Shares	Value
COMMON STOCK — continued
EGYPT— 2.3%
Financials — 2.3%
Egyptian Financial Group-Hermes Holding	222,610	$296,111
GREECE— 2.1%
Consumer Services — 2.1%
OPAP	23,620	264,704
HONG KONG— 1.9%
Utilities — 1.9%
China Resources Power Holdings	124,450	239,272
INDIA— 4.5%
Basic Materials — 2.8%
Vedanta	69,032	353,679
Financials — 1.7%
Power Finance	102,810	221,029
TOTAL INDIA		574,708
MALAYSIA— 3.4%
Utilities — 3.4%
YTL	717,631	215,281
YTL Power International	717,621	220,363
TOTAL MALAYSIA		435,644
MEXICO— 3.4%
Financials — 1.8%
Grupo Financiero Santander Mexico, Cl B	131,585	222,102
Real Estate Investment Trusts — 1.6%
Fibra Uno Administracion	132,800	209,437
TOTAL MEXICO		431,539
PAKISTAN— 4.9%
Basic Materials — 1.4%
Engro	69,430	183,253
Financials — 3.5%
MCB Bank	109,210	206,093
United Bank	136,000	231,226
		437,319
TOTAL PAKISTAN		620,572
QATAR— 3.4%
Financials — 3.4%
Barwa Real Estate	25,930	213,736
Doha Bank QPSC	28,366	219,713
TOTAL QATAR		433,449

The accompanying notes are an integral part of the financial statements.

48

Schedule of Investments	October 31, 2017

Global X MSCI SuperDividend® Emerging Markets ETF

	Shares	Value
COMMON STOCK — continued
RUSSIA— 17.4%
Basic Materials — 8.9%
Alrosa PJSC	189,100	$243,725
MMC Norilsk Nickel	1,643	298,268
Novolipetsk Steel PJSC	128,690	293,815
Severstal PJSC	19,068	293,575
		1,129,383
Financials — 2.2%
Moscow Exchange MICEX-RTS PJSC	137,270	277,666
Oil & Gas — 4.2%
Gazprom PJSC	127,700	275,555
Lukoil PJSC	4,920	261,070
		536,625
Telecommunications — 2.1%
Sistema PJSC FC GDR	61,760	272,130
TOTAL RUSSIA		2,215,804
SOUTH AFRICA— 14.8%
Consumer Services — 1.8%
Truworths International	43,690	232,828
Financials — 6.2%
Barclays Africa Group	36,620	362,905
Liberty Holdings	30,280	237,764
MMI Holdings	148,470	197,383
		798,052
Real Estate Investment Trusts — 5.3%
Fortress Income Fund, Cl A	190,370	227,912
Growthpoint Properties	129,370	224,228
Redefine Properties	297,460	223,180
		675,320
Telecommunications — 1.5%
Telkom SOC	49,500	185,381
TOTAL SOUTH AFRICA		1,891,581
TAIWAN— 5.1%
Financials — 1.8%
Mega Financial Holding	303,210	238,269
Industrials — 1.6%
Highwealth Construction	148,280	198,136
Technology — 1.7%
Pegatron	82,400	213,107
TOTAL TAIWAN		649,512

The accompanying notes are an integral part of the financial statements.

49

Schedule of Investments	October 31, 2017

Global X MSCI SuperDividend® Emerging Markets ETF

	Shares	Value
COMMON STOCK — continued
TURKEY— 4.2%
Basic Materials — 2.2%
Petkim Petrokimya Holding	159,860	$279,588
Telecommunications — 2.0%
Turkcell Iletisim Hizmetleri	68,100	254,172
TOTAL TURKEY		533,760
UNITED ARAB EMIRATES— 4.7%
Financials — 4.7%
DAMAC Properties Dubai PJSC	314,875	338,653
Dubai Islamic Bank PJSC	156,310	260,471
TOTAL UNITED ARAB EMIRATES		599,124
TOTAL COMMON STOCK
(Cost $11,402,399)		11,420,649

PREFERRED STOCK — 9.9%
BRAZIL— 9.9%
Basic Materials — 3.2%
Braskem*(B)	25,750	412,145
Utilities — 6.7%
Centrais Eletricas Brasileiras(B)	49,654	384,622
Cia Energetica de Minas Gerais(B)	110,553	261,230
Cia Paranaense de Energia(B)	27,100	207,018
		852,870
TOTAL BRAZIL		1,265,015
TOTAL PREFERRED STOCK
(Cost $1,034,103)		1,265,015

	Number Of Rights
RIGHT — 0.0%
Brazil — 0.0%
Cia Energetica de Minas Gerais, 11/29/17* (Cost $–)	17,564	6,282

TOTAL INVESTMENTS — 99.5%
(Cost $12,436,502)		$12,691,946

Percentages are based on Net Assets of $12,748,327.

*	Non-income producing security.
(A)	Security sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." The total value of such securities as of October 31, 2017 was $245,449 and represents 1.9% of Net Assets.

(B)	There’s currently no stated interest rate.

The accompanying notes are an integral part of the financial statements.

50

Schedule of Investments	October 31, 2017

Global X MSCI SuperDividend® Emerging Markets ETF

Cl — Class

GDR — Global Depositary Receipt

PJSC — Public Joint Stock Company

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

The accompanying notes are an integral part of the financial statements.

51

Schedule of Investments	October 31, 2017

Global X SuperDividend® REIT ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.4%
AUSTRALIA— 9.5%
Real Estate Investment Trusts — 9.5%
Charter Hall Retail	508,994	$1,584,496
Stockland	532,100	1,844,099
Vicinity Centres	744,702	1,513,146
TOTAL AUSTRALIA		4,941,741
CANADA— 9.7%
Real Estate Investment Trusts — 9.7%
Artis	174,631	1,884,351
Cominar	148,298	1,592,153
H&R	94,939	1,577,530
TOTAL CANADA		5,054,034
NETHERLANDS— 3.3%
Real Estate Investment Trusts — 3.3%
Wereldhave	37,900	1,722,567
SINGAPORE— 14.8%
Real Estate Investment Trusts — 14.8%
Ascendas	968,777	1,948,362
CapitaLand Commercial Trust	1,565,952	1,994,221
CapitaLand Mall Trust	1,189,092	1,763,040
Suntec	1,385,200	1,982,634
TOTAL SINGAPORE		7,688,257
UNITED STATES— 62.1%
Financials — 45.8%
AGNC Investment	86,305	1,737,320
Annaly Capital Management	162,691	1,864,439
Apollo Commercial Real Estate Finance	95,997	1,734,666
Armour Residential	75,938	1,902,247
Blackstone Mortgage Trust, Cl A	52,553	1,672,762
Capstead Mortgage	151,088	1,332,596
Chimera Investment	93,855	1,717,547
MFA Financial	209,393	1,725,398
MTGE Investment	101,973	1,845,711
New Residential Investment	104,210	1,837,222
Orchid Island Capital, Cl A	143,948	1,433,722
PennyMac Mortgage Investment Trust	96,640	1,552,038
Starwood Property Trust	72,733	1,564,487

The accompanying notes are an integral part of the financial statements.

52

Schedule of Investments	October 31, 2017

Global X SuperDividend® REIT ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
Two Harbors Investment	191,630	$1,877,974
		23,798,129
Real Estate Investment Trusts — 16.3%
Apple Hospitality	80,518	1,525,011
Chesapeake Lodging Trust	63,298	1,766,014
Gaming and Leisure Properties	52,573	1,921,016
Hospitality Properties Trust	51,627	1,475,500
WP Carey	26,210	1,786,212
		8,473,753
TOTAL COMMON STOCK (Cost $50,362,335)		32,271,882
TOTAL INVESTMENTS — 99.4%
(Cost $50,362,335)		$51,678,481

Percentages are based on Net Assets of $51,986,120.

Cl — Class

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

The accompanying notes are an integral part of the financial statements.

53

Schedule of Investments	October 31, 2017

Global X SuperIncome™ Preferred ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
PREFERRED STOCK — 99.4%
GERMANY— 5.0%
Financials — 5.0%
Deutsche Bank Contingent Capital Trust II, 6.550%(A)	87,308	$2,247,308
Deutsche Bank Contingent Capital Trust III, 7.600%	216,405	5,635,186
Deutsche Bank Contingent Capital Trust V, 8.050%	152,049	4,009,532
TOTAL GERMANY		11,892,026
NETHERLANDS— 7.4%
Financials — 7.4%
Aegon, 8.000%	137,510	3,613,763
Aegon, 6.375%	267,275	6,922,423
ING Groep, 6.375%	278,164	7,148,815
TOTAL NETHERLANDS		17,685,001
UNITED KINGDOM— 12.1%
Financials — 12.1%
Barclays Bank, Ser 5, 8.125%	452,132	12,062,882
HSBC Holdings, 8.125%(A)	163,246	4,445,188
HSBC Holdings, Ser 2, 8.000%(A)	280,163	7,536,385
Royal Bank of Scotland Group, Ser S, 6.600%	174,970	4,487,980
TOTAL UNITED KINGDOM		28,532,435
UNITED STATES— 74.9%
Basic Materials — 0.1%
NuStar Logistics, 7.625%, VAR ICE LIBOR USD 3 Month+6.734%	7,279	182,848
Consumer Goods — 1.7%
CHS, Ser 4, 7.500%	138,639	3,972,007

The accompanying notes are an integral part of the financial statements.

54

Schedule of Investments	October 31, 2017

Global X SuperIncome™ Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — 47.5%
AGNC Investment, 7.000%, VAR ICE LIBOR USD 3 Month+5.111%(A)	50,634	$1,354,459
Allstate, Ser E, 6.625%	186,918	5,015,010
AmTrust Financial Services, 6.950%	77,773	1,796,556
Annaly Capital Management, 7.625%	67,393	1,711,108
Annaly Capital Management, 6.950%, VAR ICE LIBOR USD 3 Month+4.993%	164,994	4,355,842
Apollo Global Management, 6.375%(A)	73,380	1,924,757
Ares Management, 7.000%	68,439	1,835,534
Bank of America, 6.625%	11,645	302,886
Bank of America, 6.625%	104,949	2,833,623
Capital One Financial, Ser B, 6.000%	28,101	713,484
Capital One Financial, Ser C, 6.250%	120,178	3,208,753
Capital One Financial, Ser D, 6.700%	132,732	3,590,401
Charles Schwab, 6.000%	17,294	438,922
Chimera Investment, 8.000%, VAR ICE LIBOR USD 3 Month+5.791%	87,294	2,256,550
Citigroup, 6.875%, VAR ICE LIBOR USD 3 Month+4.130%	31,540	911,191
Citigroup, Ser J, 7.125%, VAR ICE LIBOR USD 3 Month+4.040%	84,962	2,446,906
Citigroup, Ser L, 6.875%	46,122	1,244,833
Citigroup Capital XIII, 7.750%, VAR ICE LIBOR USD 3 Month+6.370%	222,879	6,066,766
Countrywide Capital V, 7.000%	235,901	6,057,938
Discover Financial Services, Ser B, 6.500%	151,864	3,857,346
GMAC Capital Trust I, Ser 2, 7.100%, VAR ICE LIBOR USD 3 Month+5.785%	450,752	11,836,747
Hartford Financial Services Group, 7.875%, VAR ICE LIBOR USD 3 Month+5.596%	161,479	4,833,066
Huntington Bancshares, 6.250%	160,347	4,451,233
Invesco Mortgage Capital, 7.500%, VAR ICE LIBOR USD 3 Month+5.289%	68,008	1,728,763
JPMorgan Chase, Ser T, 6.700%	243,762	6,520,633
Merrill Lynch Capital Trust I, 6.450%	158,044	4,093,340
Morgan Stanley, Ser E, 7.125%, VAR ICE LIBOR USD 3 Month+4.320%(A)	192,597	5,575,683
Morgan Stanley, Ser F, 6.875%, VAR ICE LIBOR USD 3 Month+3.940%(A)	190,847	5,448,682
Morgan Stanley, Ser G, 6.625%	90,818	2,432,106
Two Harbors Investment, 7.625%, VAR ICE LIBOR USD 3 Month+5.352%	48,939	1,299,820
Wells Fargo, 7.500%*	6,364	8,336,840
Wells Fargo, Ser J, 8.000%	137,258	3,502,824
		111,982,602
Health Care — 4.4%
Allergan, 5.500%*	15,994	10,295,178
Industrials — 1.2%
Stericycle, 5.250%*	49,585	2,823,370
Oil & Gas — 7.3%
Hess, 8.000%*	78,665	4,342,308
Kinder Morgan, Ser A, 9.750%* (A)	214,403	8,061,553

The accompanying notes are an integral part of the financial statements.

55

Schedule of Investments	October 31, 2017

Global X SuperIncome™ Preferred ETF

	Shares/Face Amount	Value
PREFERRED STOCK — continued
Oil & Gas — continued
NuStar Energy, 8.500%, VAR ICE LIBOR USD 3 Month+6.766%	58,260	$1,529,325
NuStar Energy, 7.625%, VAR ICE LIBOR USD 3 Month+5.643%	9,768	248,595
Southwestern Energy, 0.000%*	116	644
Southwestern Energy, Ser B, 6.250%*	240,600	3,062,838
		17,245,263
Real Estate Investment Trusts — 10.0%
Annaly Capital Management, Ser C, 7.625%	67,146	1,704,165
Annaly Capital Management, Ser D, 7.500%	118,623	3,013,024
CBL & Associates Properties, Ser D, 7.375%(A)	119,278	2,943,781
Colony NorthStar, 7.150%	14,804	378,243
Colony NorthStar, 7.125%	71,896	1,831,191
Crown Castle International, 6.875%*	3,654	4,007,707
Digital Realty Trust, Ser H, 7.375%	96,872	2,585,514
VEREIT, Ser F, 6.700%	285,498	7,300,184
		23,763,809
Techhnology — 1.7%
Belden, 6.750%*	37,427	4,022,654
Telecommunications — 1.0%
Frontier Communications, Ser A, 11.125%*	121,703	2,419,456
TOTAL UNITED STATES		176,707,187
TOTAL PREFERRED STOCK
(Cost $251,830,640)		234,816,649

REPURCHASE AGREEMENTS (B) — 5.0%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17, repurchase price $7,026,571 (collateralized by U.S Treasury Obligations, ranging in par value $0-$2,343,274, 0.000%-9.000%, 11/15/17-8/15/47, with a total market value of $7,166,893)	$7,026,366	7,026,366
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17, repurchase price $4,802,297 (collateralized by U.S. Treasury Obligations, par value $4,655,212, 3.625%, 02/15/20, with a total market value of $4,894,550).	4,802,158	4,802,158
TOTAL REPURCHASE AGREEMENTS
(Cost $11,828,524)		11,828,524
TOTAL INVESTMENTS — 104.4%
(Cost $263,659,164)		$246,645,173

Percentages are based on Net Assets of $236,330,507

*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $11,553,181.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $11,828,524.

The accompanying notes are an integral part of the financial statements.

56

Schedule of Investments	October 31, 2017

Global X SuperIncome™ Preferred ETF

ICE —Intercontinental Exchange

LIBOR — London Interbank Offered Rate

Ser — Series

USD —United States Dollar

VAR —Variable Rate

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Preferred Stock	$234,816,649	$—	$—	$234,816,649
Repurchase Agreements	—	11,828,524	—	11,828,524
Total Investments in Securities	$234,816,649	$11,828,524	$—	$246,645,173

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

As of October 31, 2017, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

57

Schedule of Investments	October 31, 2017

Global X Social Media ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 99.8%
CHINA— 18.4%
Consumer Goods — 0.5%
Changyou.com ADR *	21,309	$825,511
Consumer Services — 0.1%
Renren ADR * (A)	21,558	238,216
Technology — 17.8%
Baidu ADR *	28,574	6,970,341
NetEase ADR	27,592	7,778,737
SINA *	67,800	7,298,670
Weibo ADR * (A)	36,466	3,378,575
YY ADR *	43,404	3,923,287
		29,349,610
TOTAL CHINA		30,413,337
GERMANY— 5.3%
Technology — 5.3%
United Internet	122,350	7,740,857
XING	3,300	980,685
TOTAL GERMANY		8,721,542
HONG KONG— 9.8%
Technology — 9.8%
Tencent Holdings	361,095	16,189,986
JAPAN— 9.3%
Consumer Goods — 4.2%
Nexon	258,902	6,926,534
Consumer Services — 2.5%
Dena	133,541	3,122,577
Gree	141,335	954,008
		4,076,585
Technology — 2.6%
LINE *	45,270	1,858,528
Mixi	51,740	2,513,463
		4,371,991

The accompanying notes are an integral part of the financial statements.

58

Schedule of Investments	October 31, 2017

Global X Social Media ETF

	Shares	Value
COMMON STOCK — continued
TOTAL JAPAN		$15,375,110
RUSSIA— 7.6%
Technology — 7.6%
Mail.Ru Group GDR *	131,127	4,261,627
Yandex, Cl A *	244,514	8,271,909
TOTAL RUSSIA		12,533,536
TAIWAN— 0.4%
Consumer Services — 0.4%
PChome Online	110,644	640,176
UNITED STATES— 49.0%
Consumer Goods — 2.6%
Glu Mobile * (A)	132,470	531,205
Zynga, Cl A *	960,533	3,746,079
		4,277,284
Consumer Services — 6.1%
ANGI Homeservices *	61,867	773,337
Groupon, Cl A *	540,935	2,580,260
Pandora Media * (A)	287,286	2,100,061
Yelp, Cl A *	97,836	4,570,898
		10,024,556
Technology — 40.3%
Alphabet, Cl A *	7,726	7,981,267
Facebook, Cl A *	94,125	16,948,147
IAC *	62,469	8,061,624
Match Group * (A)	48,698	1,302,185
Meet Group *	85,256	289,018
Momo ADR *	177,400	5,405,378
Snap, Cl A * (A)	649,854	9,968,760
Twitter *	804,300	16,584,666
		66,541,045
TOTAL UNITED STATES		80,842,885
TOTAL COMMON STOCK
(Cost $143,072,574)		164,716,572

Number Of Rights
RIGHT — 0.0%
Hong Kong — 0.0%
Tencent Holdings, 11/10/17 * (C) (Cost $–)	347	—

The accompanying notes are an integral part of the financial statements.

59

Schedule of Investments	October 31, 2017

Global X Social Media ETF

	Face Amount	Value
REPURCHASE AGREEMENTS (B) — 7.8%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $7,639,913 (collateralized by U.S Treasury Obligations, ranging in par value $0-$2,547,816, 0.000%-9.000%, 11/15/17-8/15/47, with a total market value of $7,792,484)	$7,639,690	$7,639,690
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $5,221,484 (collateralized by U.S. Treasury Obligations, par value $5,061,560, 3.625%, 02/15/20, with a total market value of $5,321,790)	5,221,333	5,221,333

TOTAL REPURCHASE AGREEMENTS
(Cost $12,861,023)		12,861,023
TOTAL INVESTMENTS — 107.6%
(Cost $155,933,597)		$177,577,595

Percentages are based on Net Assets of $164,997,532.

*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $12,668,197.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $12,861,023.
(C)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)		Total
Common Stock	$164,716,572	$—	$—		$164,716,572
Right	—	—	—	(2)	—
Repurchase Agreements	—	12,861,023	—		12,861,023
Total Investments in Securities	$164,716,572	$12,861,023	$—		$177,577,595

(1) A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

(2) Amounts designated as "-" are $0 or have been rounded to $0

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

The accompanying notes are an integral part of the financial statements.

60

Schedule of Investments	October 31, 2017

Global X | JPMorgan Efficiente Index ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
EXCHANGE TRADED FUNDS — 100.0%
iShares Core S&P Small-Cap ETF	13,778	$1,031,421
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,284	518,964
iShares JP Morgan USD Emerging Markets Bond ETF	8,949	1,040,321
Vanguard FTSE Developed Markets ETF	23,914	1,056,521
Vanguard FTSE Emerging Markets ETF	23,777	1,061,167
Vanguard S&P 500 ETF	2,239	528,695

TOTAL INVESTMENTS — 100.0%
(Cost $4,901,666)		$5,237,089

Percentages are based on Net Assets of $5,236,648.

ETF — Exchange Traded Fund

FTSE  — Financial Times Stock Exchange

S&P — Standard & Poor's

USD — U.S. Dollar

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

The accompanying notes are an integral part of the financial statements.

61

Schedule of Investments	October 31, 2017

Global X | JPMorgan US Sector Rotator Index ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
EXCHANGE TRADED FUNDS — 100.0%
Consumer Discretionary Select Sector SPDR Fund	14,336	$1,318,768
Energy Select Sector SPDR Fund	11,637	790,269
Financial Select Sector SPDR Fund	25,001	665,027
Industrial Select Sector SPDR Fund	18,081	1,293,334
Materials Select Sector SPDR Fund	17,527	1,034,093

TOTAL INVESTMENTS — 100.0%
(Cost $4,992,578)		$5,101,491

Percentages are based on Net Assets of $5,102,108.

SPDR — Standard & Poor’s Depositary Receipts

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investment.

The accompanying notes are an integral part of the financial statements.

62

Schedule of Investments	October 31, 2017

Global X Guru® Index ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Repurchase agreements purchased from cash collateral received for securities lending activity are included in total investments. Please see Notes 2 and 7 in Notes to Financial Statements for more detailed information.

	Shares	Value
COMMON STOCK — 99.9%
CANADA— 1.8%
Consumer Services — 1.8%
Restaurant Brands International	15,405	$995,009
CHINA— 1.8%
Technology — 1.8%
Baidu ADR *	4,087	996,983
IRELAND— 1.9%
Health Care — 1.9%
Horizon Pharma *	77,140	1,046,019
NETHERLANDS— 1.7%
Technology — 1.7%
NXP Semiconductors *	8,162	955,362
UNITED STATES— 92.7%
Basic Materials — 1.8%
Celanese, Cl A	9,399	980,410
Consumer Goods — 12.5%
Adient	13,952	1,176,991
Constellation Brands, Cl A	4,634	1,015,263
Cooper-Standard Holding *	9,146	1,019,596
Herbalife * (A)	14,748	1,071,000
Mondelez International, Cl A	20,996	869,864
Monsanto	7,831	948,334
Procter & Gamble	9,989	862,450
		6,963,498

The accompanying notes are an integral part of the financial statements.

63

Schedule of Investments	October 31, 2017

Global X Guru® Index ETF

	Shares	Value
COMMON STOCK — continued
Consumer Services — 22.6%
AutoNation * (A)	22,059	$1,045,597
Buffalo Wild Wings *	8,391	991,816
Charter Communications, Cl A *	2,316	773,938
Delta Air Lines	18,395	920,302
GrubHub * (A)	16,944	1,033,923
Hilton Worldwide Holdings	14,804	1,070,033
Home Depot	6,132	1,016,563
ILG	34,907	1,035,691
Marriott International, Cl A	9,172	1,095,871
MGM Resorts International	29,150	913,852
Netflix *	5,466	1,073,686
Time Warner	9,056	890,114
United Continental Holdings *	13,753	804,275
		12,665,661
Financials — 15.4%
Athene Holding, Cl A *	17,428	908,522
Bank of America	37,629	1,030,658
Berkshire Hathaway, Cl B *	5,190	970,218
CIT Group	19,753	920,885
Investors Bancorp	69,817	959,984
JPMorgan Chase	9,931	999,158
MetLife	19,273	1,032,647
Realogy Holdings	26,561	858,717
Western Union	47,860	950,500
		8,631,289
Health Care — 6.2%
Allergan	3,984	706,084
DENTSPLY SIRONA	17,130	1,046,129
HCA Healthcare *	11,620	879,053
Incyte *	7,287	825,253
		3,456,519
Industrials — 7.0%
First Data, Cl A *	51,476	916,788
Macquarie Infrastructure	12,657	880,294
Sherwin-Williams	2,769	1,094,170
Spirit Aerosystems Holdings, Cl A	13,100	1,049,310
		3,940,562
Oil & Gas — 10.6%
Baker Hughes a GE	26,839	843,550
Cheniere Energy *	21,817	1,019,727
ExxonMobil	11,801	983,613
Hess	22,625	999,120
Marathon Petroleum	17,745	1,060,086

The accompanying notes are an integral part of the financial statements.

64

Schedule of Investments	October 31, 2017

Global X Guru® Index ETF

	Shares / Face Amount	Value
COMMON STOCK — continued
Oil & Gas — continued
Pioneer Natural Resources	6,887	$1,030,777
		5,936,873
Real Estate Investment Trusts — 4.9%
American Tower, Cl A	6,593	947,216
Crown Castle International	8,936	956,867
VEREIT	108,598	856,838
		2,760,921
Technology — 7.1%
Apple	5,699	963,359
Dycom Industries *	11,291	991,689
Facebook, Cl A *	5,386	969,803
GoDaddy, Cl A *	22,090	1,031,603
		3,956,454
Telecommunications — 2.8%
CenturyLink (A)	44,811	850,961
Sprint * (A)	110,951	725,620
		1,576,581
Utilities — 1.8%
Vistra Energy	52,594	1,022,427
TOTAL UNITED STATES		51,891,195
TOTAL COMMON STOCK
(Cost $50,598,162)		55,884,568

REPURCHASE AGREEMENTS (B) — 3.6%
Barclays Bank
1.050%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $1,213,038 (collateralized by U.S Treasury Obligations, ranging in par value $0-$404,533, 0.000%-9.000%, 11/15/17-8/15/47, with a total market value of $1,237,262)	$1,213,002	1,213,002
Deutsche Bank
1.040%, dated 10/31/17, to be repurchased on 11/01/17 repurchase price $829,049 (collateralized by U.S. Treasury Obligations, par value $803,656, 3.625%, 02/15/20, with a total market value of $844,975)	829,024	829,025

TOTAL REPURCHASE AGREEMENTS
(Cost $2,042,027)		2,042,027
TOTAL INVESTMENTS — 103.5%
(Cost $52,640,189)		$57,926,595

Percentages are based on Net Assets of $55,955,789.

*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $2,026,333.
(B)	Security was purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2017 was $2,042,027.

The accompanying notes are an integral part of the financial statements.

65

Schedule of Investments	October 31, 2017

Global X Guru® Index ETF

ADR — American Depositary Receipt

Cl — Class

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$55,884,568	$—	$—	$55,884,568
Repurchase Agreements	—	2,042,027	—	2,042,027
Total Investments in Securities	$55,884,568	$2,042,027	$—	$57,926,595

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

As of October 31, 2017, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

66

Schedule of Investments	October 31, 2017

Global X Scientific Beta US ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.9%
UNITED STATES— 99.9%
Basic Materials — 2.9%
Air Products & Chemicals	514	$81,947
Albemarle	2,268	319,539
Arconic	8,396	210,907
Celanese, Cl A	2,687	280,281
DowDuPont	6,670	482,308
Eastman Chemical	3,309	300,490
Ecolab	538	70,295
FMC	2,218	205,963
Freeport-McMoRan Copper & Gold *	19,318	270,066
International Flavors & Fragrances	2,028	298,968
International Paper	1,563	89,513
Mosaic	10,856	242,523
Newmont Mining	17,156	620,361
Nucor	2,784	160,999
Praxair	986	144,074
Steel Dynamics	5,444	202,571
		3,980,805
Consumer Goods — 9.8%
Activision Blizzard	1,679	109,958
Altria Group	4,617	296,504
Archer-Daniels-Midland	1,966	80,351
Autoliv	2,976	371,583
BorgWarner	6,151	324,281
Brown-Forman, Cl B	3,736	213,026
Bunge	6,301	433,383
Campbell Soup	6,495	307,668

The accompanying notes are an integral part of the financial statements.

67

Schedule of Investments	October 31, 2017

Global X Scientific Beta US ETF

	Shares	Value
COMMON STOCK — continued
Consumer Goods — continued
Church & Dwight	5,041	$227,702
Clorox	3,559	450,320
Coca-Cola	3,411	156,838
Colgate-Palmolive	1,107	77,988
Conagra Brands	8,446	288,515
Constellation Brands, Cl A	2,020	442,562
Coty, Cl A	5,147	79,264
Delphi Automotive	694	68,970
DR Horton	7,739	342,141
Dr Pepper Snapple Group	3,327	284,991
Electronic Arts *	1,447	173,061
Estee Lauder, Cl A	3,281	366,848
Ford Motor	6,884	84,467
General Mills	1,656	85,980
General Motors	2,512	107,966
Genuine Parts	1,410	124,404
Goodyear Tire & Rubber	7,253	221,869
Hanesbrands	8,680	195,300
Harley-Davidson	3,113	147,369
Hasbro	3,841	355,638
Hershey	5,246	557,020
Hormel Foods	10,002	311,662
Ingredion	1,331	166,841
JM Smucker	3,775	400,339
Kellogg	2,574	160,952
Kimberly-Clark	647	72,794
Kraft Heinz	1,379	106,638
Lear	1,206	211,762
Lennar, Cl A	4,708	262,095
LKQ *	4,316	162,670
Mattel	6,009	84,847
McCormick	2,924	291,026
Mohawk Industries *	1,591	416,460
Molson Coors Brewing, Cl B	3,847	311,107
Mondelez International, Cl A	4,173	172,887
Monsanto	2,210	267,631
Newell Brands	2,803	114,306
NIKE, Cl B	1,990	109,430
PepsiCo	2,278	251,104
Philip Morris International	2,022	211,582
Procter & Gamble	1,387	119,754
PVH	3,745	474,904
Snap-On	936	147,682
Stanley Black & Decker	3,471	560,740

The accompanying notes are an integral part of the financial statements.

68

Schedule of Investments	October 31, 2017

Global X Scientific Beta US ETF

	Shares	Value
COMMON STOCK — continued
Consumer Goods — continued
Tapestry	3,019	$123,628
Tesla *	353	117,030
Tyson Foods, Cl A	7,607	554,626
Whirlpool	899	147,373
		13,307,837
Consumer Services — 9.6%
Advance Auto Parts	912	74,547
Alaska Air Group	3,162	208,787
Amazon.com *	79	87,317
American Airlines Group	2,350	110,027
AutoZone *	246	145,017
Best Buy	12,048	674,447
Cardinal Health	1,692	104,735
CarMax *	1,081	81,183
Carnival	5,503	365,344
CBS, Cl B	1,575	88,389
Charter Communications, Cl A *	938	313,451
Chipotle Mexican Grill, Cl A *	850	231,115
Comcast, Cl A	10,396	374,568
Costco Wholesale	1,148	184,920
CVS Health	4,263	292,143
Darden Restaurants	6,022	495,430
Delta Air Lines	3,728	186,512
DISH Network, Cl A *	1,794	87,081
Dollar Tree *	1,885	172,006
eBay *	4,698	176,833
Expedia	1,378	171,782
Foot Locker	6,648	199,972
Hilton Worldwide Holdings	3,773	272,713
Interpublic Group	5,694	109,610
Kroger	5,504	113,933
L Brands	3,142	135,231
Las Vegas Sands	1,495	94,753
Liberty Interactive QVC Group, Cl A *	7,163	162,743
Macy's	12,438	233,337
Marriott International, Cl A	1,588	189,734
McDonald's	2,566	428,291
MercadoLibre	558	134,093
MGM Resorts International	7,352	230,485
Netflix *	596	117,072
Nielsen Holdings	3,755	139,198
Norwegian Cruise Line Holdings *	2,854	159,111
Ross Stores	2,175	138,091
Royal Caribbean Cruises	3,878	479,980

The accompanying notes are an integral part of the financial statements.

69

Schedule of Investments	October 31, 2017

Global X Scientific Beta US ETF

	Shares	Value
COMMON STOCK — continued
Consumer Services — continued
Sirius XM Holdings	56,723	$308,573
Southwest Airlines	2,239	120,592
Starbucks	2,184	119,771
Sysco	6,570	365,424
Target	7,361	434,593
Tiffany	5,911	553,388
Time Warner	4,914	482,997
TJX	1,965	137,157
Tractor Supply	1,168	70,384
Ulta Beauty *	1,137	229,435
United Continental Holdings *	3,895	227,780
Walgreens Boots Alliance	3,678	243,741
Wal-Mart Stores	7,646	667,572
Walt Disney	2,657	259,881
Wyndham Worldwide	1,904	203,442
Wynn Resorts	1,533	226,102
Yum! Brands	3,947	293,854
		12,908,667
Financials — 22.2%
Affiliated Managers Group	835	155,728
Aflac	3,159	265,008
Alleghany *	780	441,652
Allstate	4,879	457,943
Ally Financial	16,806	439,141
American Express	3,419	326,583
American International Group	5,535	357,616
Ameriprise Financial	1,243	194,579
Annaly Capital Management	78,299	897,307
Aon	2,237	320,853
Arch Capital Group *	9,144	911,108
Arthur J Gallagher	8,444	534,758
Bank of America	17,815	487,953
Bank of New York Mellon	7,374	379,392
BB&T	10,128	498,703
Berkshire Hathaway, Cl B *	1,639	306,395
BlackRock, Cl A	239	112,528
Capital One Financial	1,423	131,172
Cboe Global Markets	1,456	164,615
CBRE Group, Cl A *	3,896	153,191
Charles Schwab	9,039	405,309
Chubb	1,895	285,804
Cincinnati Financial	4,819	338,149
CIT Group	6,025	280,885
Citigroup	2,582	189,777

The accompanying notes are an integral part of the financial statements.

70

Schedule of Investments	October 31, 2017

Global X Scientific Beta US ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
Citizens Financial Group	18,697	$710,673
CME Group, Cl A	6,026	826,587
Comerica	9,038	710,116
Discover Financial Services	3,824	254,410
E*TRADE Financial *	10,329	450,241
Equifax	1,265	137,290
Everest Re Group	2,735	649,426
Fifth Third Bancorp	22,933	662,764
First Republic Bank	6,741	656,573
FNF Group	21,874	818,525
Franklin Resources	4,184	176,272
Goldman Sachs Group	833	201,986
Hartford Financial Services Group	6,334	348,687
Huntington Bancshares	44,130	608,994
IHS Markit *	7,259	309,306
Intercontinental Exchange	9,031	596,949
Invesco	5,236	187,397
JPMorgan Chase	5,542	557,581
KeyCorp	43,711	797,726
Liberty Broadband, Cl C *	4,365	381,021
Lincoln National	3,774	285,994
Loews	10,714	530,450
M&T Bank	3,174	529,328
Markel *	518	561,667
Marsh & McLennan	2,732	221,101
Mastercard, Cl A	1,584	235,652
MetLife	4,256	228,036
Moody's	1,243	177,016
Morgan Stanley	3,847	192,350
MSCI, Cl A	1,272	149,282
Nasdaq	5,520	401,028
Northern Trust	4,970	464,794
PNC Financial Services Group	4,773	652,899
Principal Financial Group	3,956	260,503
Progressive	8,575	417,174
Prudential Financial	1,513	167,126
Raymond James Financial	4,505	381,934
Regions Financial	50,030	774,464
S&P Global	1,054	164,919
State Street	2,434	223,928
SunTrust Banks	4,767	287,021
SVB Financial Group *	922	202,176
Synchrony Financial	4,350	141,897
T Rowe Price Group	846	78,593

The accompanying notes are an integral part of the financial statements.

71

Schedule of Investments	October 31, 2017

Global X Scientific Beta US ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
TD Ameritrade Holding	6,609	$330,384
Torchmark	3,505	294,876
Travelers	1,821	241,191
Unum Group	6,921	360,169
US Bancorp	6,970	379,029
Visa, Cl A	974	107,120
Wells Fargo	4,388	246,342
Western Union	4,399	87,364
Willis Towers Watson	2,572	414,298
XL Group	12,490	505,470
Zions Bancorporation	4,549	211,346
		29,985,594
Health Care — 12.4%
Abbott Laboratories	6,809	369,252
Aetna	5,636	958,289
Alexion Pharmaceuticals *	648	77,540
Align Technology *	761	181,864
Allergan	1,523	269,921
Anthem	4,267	892,699
Baxter International	10,467	674,808
Becton Dickinson	1,701	354,948
BioMarin Pharmaceutical *	2,300	188,807
Boston Scientific *	6,724	189,213
Centene *	5,166	483,899
Cigna	3,661	722,023
Cooper	2,825	678,735
CR Bard	1,134	370,897
DaVita *	4,947	300,481
DENTSPLY SIRONA	3,498	213,623
Eli Lilly	2,427	198,868
Express Scripts Holding *	6,287	385,330
Henry Schein *	2,096	164,746
Hologic *	11,398	431,414
Humana	2,548	650,632
IDEXX Laboratories *	1,438	238,952
Illumina *	1,140	233,917
Incyte *	1,317	149,150
Intuitive Surgical *	1,137	426,784
Johnson & Johnson	861	120,032
Laboratory Corp of America Holdings *	3,517	540,598
Medtronic	3,180	256,054
Merck	4,789	263,826
Mylan *	6,102	217,903
Perrigo	3,398	275,204

The accompanying notes are an integral part of the financial statements.

72

Schedule of Investments	October 31, 2017

Global X Scientific Beta US ETF

	Shares	Value
COMMON STOCK — continued
Health Care — continued
Pfizer	12,640	$443,158
Quest Diagnostics	4,835	453,426
Quintiles IMS Holdings *	5,105	551,850
ResMed	5,359	451,121
Stryker	1,932	299,209
Thermo Fisher Scientific	1,407	272,719
UnitedHealth Group	2,170	456,177
Universal Health Services, Cl B	3,429	352,158
Varian Medical Systems *	3,968	413,426
Vertex Pharmaceuticals *	875	127,951
Waters *	2,524	494,830
Zimmer Biomet Holdings	3,762	457,534
Zoetis, Cl A	6,835	436,210
		16,690,178
Industrials — 12.8%
3M	925	212,926
Advanced Micro Devices *	9,131	100,304
Agilent Technologies	4,020	273,481
Alliance Data Systems	562	125,736
AMETEK	4,168	281,298
Amphenol, Cl A	3,640	316,680
Automatic Data Processing	1,551	180,319
Ball	6,500	279,045
Boeing	1,053	271,653
Broadridge Financial Solutions	1,808	155,343
Caterpillar	644	87,455
CH Robinson Worldwide	4,689	368,227
Cintas	1,762	262,608
CSX	1,758	88,656
Cummins	1,703	301,227
Danaher	4,403	406,265
Deere	1,257	167,030
Dover	2,363	225,643
Eaton	2,303	184,286
Emerson Electric	1,174	75,676
Expeditors International of Washington	7,428	433,647
Fastenal	2,170	101,925
FedEx	1,231	277,972
Fidelity National Information Services	3,253	301,748
Fiserv *	1,337	173,048
Fluor	2,890	124,530
Fortive	1,492	107,812
Fortune Brands Home & Security	1,446	95,523
General Dynamics	1,045	212,114

The accompanying notes are an integral part of the financial statements.

73

Schedule of Investments	October 31, 2017

Global X Scientific Beta US ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
General Electric	7,059	$142,310
Global Payments	1,072	111,434
Honeywell International	1,095	157,855
Huntington Ingalls Industries	798	185,798
Illinois Tool Works	964	150,885
Ingersoll-Rand	3,024	267,926
JB Hunt Transport Services	1,826	194,268
Kansas City Southern	3,000	312,660
L3 Technologies	2,584	483,673
Lockheed Martin	1,075	331,272
Martin Marietta Materials	2,537	550,148
Masco	4,198	167,164
Mettler-Toledo International *	619	422,548
Norfolk Southern	2,400	315,408
Northrop Grumman	882	260,658
PACCAR	1,331	95,473
Packaging Corp of America	874	101,620
Parker-Hannifin	986	180,054
Paychex	2,750	175,423
PayPal Holdings *	1,246	90,410
Pentair	2,519	177,489
Raytheon	1,849	333,190
Republic Services, Cl A	10,528	685,057
Rockwell Automation	963	193,390
Rockwell Collins	1,732	234,859
Roper Technologies	1,478	381,575
Sealed Air	3,175	140,430
Sherwin-Williams	209	82,586
TE Connectivity	2,966	269,817
Textron	3,580	188,809
Total System Services	4,973	358,305
TransDigm Group	633	175,658
Union Pacific	1,616	187,117
United Parcel Service, Cl B	972	114,239
United Rentals *	1,578	223,255
United Technologies	1,350	161,676
Vantiv, Cl A *	6,492	454,440
Verisk Analytics, Cl A *	3,734	317,577
Vulcan Materials	3,156	384,243
Waste Management	4,100	336,897
Westrock	4,236	259,794
WW Grainger	1,581	312,564
Xylem	5,527	367,711
		17,229,842

The accompanying notes are an integral part of the financial statements.

74

Schedule of Investments	October 31, 2017

Global X Scientific Beta US ETF

	Shares	Value
COMMON STOCK — continued
Oil & Gas — 4.4%
Andeavor	3,226	$342,730
Baker Hughes a GE	3,464	108,874
Cabot Oil & Gas	5,241	145,176
Cheniere Energy *	4,203	196,448
Chevron	1,591	184,381
Cimarex Energy	946	110,616
Concho Resources *	1,831	245,739
ConocoPhillips	3,343	170,994
Devon Energy	2,390	88,191
Diamondback Energy *	904	96,873
EOG Resources	4,722	471,586
EQT	5,806	363,107
ExxonMobil	4,950	412,582
Hess	3,437	151,778
Kinder Morgan	14,236	257,814
Marathon Oil	12,276	174,565
Marathon Petroleum	5,061	302,344
National Oilwell Varco	9,770	334,036
Noble Energy	5,849	163,012
Occidental Petroleum	7,282	470,199
Phillips 66	1,294	117,858
Pioneer Natural Resources	1,141	170,773
Schlumberger	2,886	184,704
Targa Resources	3,930	163,095
Valero Energy	5,823	459,376
Williams	3,489	99,436
		5,986,287
Real Estate Investment Trusts — 5.7%
Alexandria Real Estate Equities	2,603	322,668
American Tower, Cl A	1,184	170,105
AvalonBay Communities	1,152	208,892
Crown Castle International	1,624	173,898
Digital Realty Trust	4,722	559,274
Duke Realty	11,862	337,830
Equinix	540	250,290
Equity Residential	2,711	182,342
Essex Property Trust	1,873	491,531
Extra Space Storage	3,281	267,697
Federal Realty Investment Trust	1,398	168,487
GGP	9,352	181,990
HCP	7,265	187,728
Host Hotels & Resorts	14,249	278,710
Kimco Realty	9,068	164,675
Macerich	7,126	389,080

The accompanying notes are an integral part of the financial statements.

75

Schedule of Investments	October 31, 2017

Global X Scientific Beta US ETF

	Shares	Value
COMMON STOCK — continued
Real Estate Investment Trusts — continued
Mid-America Apartment Communities	3,019	$308,995
ProLogis	4,746	306,497
Public Storage	380	78,755
Realty Income	10,820	580,709
Regency Centers	2,561	157,629
SBA Communications, Cl A *	2,795	439,318
SL Green Realty	2,340	223,891
UDR	9,574	371,376
Ventas	2,583	162,083
VEREIT	39,890	314,732
Vornado Realty Trust	2,062	154,361
Welltower	2,933	196,394
Weyerhaeuser	2,800	100,548
		7,730,485
Technology — 8.6%
Adobe Systems *	1,018	178,313
Akamai Technologies *	3,921	204,872
Amdocs	5,256	342,166
ANSYS *	2,680	366,383
Apple	596	100,748
Autodesk *	633	79,100
CA	6,819	220,799
Cadence Design Systems *	3,796	163,835
CDK Global	3,174	201,739
CDW	1,602	112,140
Cerner *	2,636	177,983
Check Point Software Technologies *	4,566	537,464
Cisco Systems	5,227	178,502
Citrix Systems *	1,870	154,481
Corning	8,434	264,069
F5 Networks *	2,070	251,029
Facebook, Cl A *	535	96,332
Gartner *	2,172	272,173
Harris	2,770	385,916
Hewlett Packard Enterprise	5,563	77,437
HP	5,586	120,378
Intel	3,152	143,385
International Business Machines	859	132,337
Intuit	1,058	159,779
Juniper Networks	13,309	330,462
KLA-Tencor	2,379	259,049
Lam Research	1,533	319,738
Maxim Integrated Products	5,486	288,234
Microchip Technology	1,829	173,389

The accompanying notes are an integral part of the financial statements.

76

Schedule of Investments	October 31, 2017

Global X Scientific Beta US ETF

	Shares	Value
COMMON STOCK — continued
Technology — continued
Micron Technology *	9,687	$429,231
Microsoft	1,845	153,467
Motorola Solutions	4,996	452,338
NetApp	9,699	430,829
NVIDIA	625	129,256
Oracle	1,420	72,278
Palo Alto Networks *	1,379	202,989
Qorvo *	2,591	196,424
QUALCOMM	1,725	87,992
Red Hat *	784	94,731
Seagate Technology	6,075	224,593
ServiceNow *	3,412	431,174
Skyworks Solutions	1,874	213,374
Symantec	11,249	365,592
Synopsys *	5,088	440,214
Texas Instruments	1,782	172,302
Twitter *	20,720	427,247
VeriSign *	1,067	114,724
Western Digital	3,625	323,604
Workday, Cl A *	1,009	111,989
Xilinx	2,639	194,468
		11,561,048
Telecommunications — 0.9%
AT&T	10,088	339,461
CenturyLink	8,459	160,637
T-Mobile US *	10,762	643,245
Verizon Communications	2,159	103,351
		1,246,694
Utilities — 10.6%
Alliant Energy	12,539	542,437
Ameren	10,659	660,751
American Electric Power	5,651	420,491
American Water Works	7,122	625,027
CenterPoint Energy	20,670	611,419
CMS Energy	14,957	723,470
Consolidated Edison	8,136	700,103
Dominion Energy	1,585	128,607
DTE Energy	6,849	756,541
Duke Energy	7,897	697,384
Edison International	9,328	745,774
Entergy	4,729	407,923
Eversource Energy	7,936	497,111
Exelon	10,024	403,065
FirstEnergy	12,172	401,067

The accompanying notes are an integral part of the financial statements.

77

Schedule of Investments	October 31, 2017

Global X Scientific Beta US ETF

	Shares	Value
COMMON STOCK — continued
Utilities — continued
NextEra Energy	4,922	$763,254
NiSource	11,296	297,875
ONEOK	3,193	173,284
PG&E	8,387	484,517
Pinnacle West Capital	6,170	541,171
PPL	5,373	201,810
Public Service Enterprise Group	4,828	237,538
SCANA	7,307	315,224
Sempra Energy	1,495	175,662
Southern	12,178	635,692
WEC Energy Group	13,058	879,979
Westar Energy, Cl A	6,943	371,312
Xcel Energy	19,470	964,154
		14,362,642
TOTAL UNITED STATES		134,990,079
TOTAL INVESTMENTS — 99.9%
(Cost $120,872,101)		$134,990,079

Percentages are based on Net Assets of $135,183,988.

*	Non-income producing security.

Cl — Class

S&P — Standard & Poor's

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

The accompanying notes are an integral part of the financial statements.

78

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.1%
ARGENTINA— 0.3%
Basic Materials — 0.3%
Tenaris	5,253	$71,904
AUSTRIA— 1.8%
Basic Materials — 0.2%
voestalpine	701	38,573
Financials — 0.8%
BUWOG	2,027	58,467
Erste Group Bank	908	39,021
IMMOFINANZ	11,008	27,840
Raiffeisen Bank International	1,346	46,899
		172,227
Industrials — 0.3%
ANDRITZ	424	23,976
Wienerberger	1,699	43,662
		67,638
Oil & Gas — 0.3%
OMV	1,154	69,342
Technology — 0.2%
AMS	484	44,161
TOTAL AUSTRIA		391,941
BELGIUM— 3.5%
Basic Materials — 0.4%
Solvay	254	37,742
Umicore	874	39,066
		76,808

The accompanying notes are an integral part of the financial statements.

79

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Consumer Goods — 0.0%
Anheuser-Busch InBev	75	$9,178
Ontex Group	297	10,447
		19,625
Consumer Services — 0.4%
Colruyt	626	32,022
Telenet Group Holding *	548	37,908
		69,930
Financials — 1.7%
Ackermans & van Haaren	529	90,620
Ageas	1,185	57,489
Groupe Bruxelles Lambert	468	50,256
KBC Group	783	65,046
Sofina	703	105,728
		369,139
Health Care — 0.3%
UCB	987	71,851
Industrials — 0.2%
bpost	1,134	31,989
Real Estate Investment Trusts — 0.4%
Cofinimmo	667	84,656
Telecommunications — 0.1%
Proximus	801	26,603
TOTAL BELGIUM		750,601
DENMARK— 4.5%
Consumer Goods — 0.4%
Carlsberg, Cl B	556	63,499
Royal Unibrew	428	24,644
		88,143
Financials — 1.2%
Danske Bank	2,027	77,334
Jyske Bank	1,600	90,425
Sydbank	1,606	62,655
Tryg	1,176	28,003
		258,417
Health Care — 1.5%
Christian Hansen Holding	738	64,585
Coloplast, Cl B	350	30,794
Genmab *	77	15,550
GN Store Nord	1,322	43,732
H Lundbeck	892	53,009
Novozymes, Cl B	540	29,825

The accompanying notes are an integral part of the financial statements.

80

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Health Care — continued
William Demant Holding *	2,741	$79,086
		316,581
Industrials — 0.7%
A P Moller - Maersk, Cl B	31	59,548
DSV	607	46,944
ISS	669	28,320
Nets * (A)	450	11,490
		146,302
Oil & Gas — 0.1%
Vestas Wind Systems	136	11,998
Technology — 0.1%
SimCorp	517	31,582
Telecommunications — 0.4%
TDC	14,927	88,264
Utilities — 0.1%
Orsted (A)	421	23,595
TOTAL DENMARK		964,882
FINLAND— 3.4%
Basic Materials — 0.7%
Outokumpu	3,277	30,998
Stora Enso, Cl R	4,330	67,745
UPM-Kymmene	1,570	47,187
		145,930
Consumer Goods — 0.2%
Amer Sports	682	16,978
Nokian Renkaat	594	27,243
		44,221
Consumer Services — 0.4%
Kesko, Cl B	1,590	81,222
Financials — 0.3%
Sampo, Cl A	1,024	53,657
Health Care — 0.2%
Orion, Cl B	1,070	43,876
Industrials — 0.4%
Huhtamaki	716	30,511
Kone, Cl B	300	16,240
Konecranes, Cl A	280	12,904
Metso	594	21,597
Wartsila Abp	140	9,019
		90,271
Oil & Gas — 0.5%
Neste	1,870	104,196

The accompanying notes are an integral part of the financial statements.

81

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Technology — 0.2%
Nokia	6,140	$30,156
Tieto	884	27,094
		57,250
Telecommunications — 0.2%
Elisa	974	39,248
Utilities — 0.3%
Fortum	2,825	59,994
TOTAL FINLAND		719,865
FRANCE— 15.0%
Basic Materials — 0.4%
Air Liquide	181	23,046
Arkema	221	27,921
Imerys	525	47,821
		98,788
Consumer Goods — 2.0%
Christian Dior	61	20,945
Cie Generale des Etablissements Michelin, Cl B	346	50,061
Cie Plastic Omnium	323	13,471
Danone	130	10,622
Faurecia	602	43,768
Hermes International	88	45,676
L'Oreal	131	29,156
LVMH Moet Hennessy Louis Vuitton	69	20,586
Pernod Ricard	400	59,995
Peugeot	1,159	27,496
Renault	150	14,878
SEB	248	46,225
Societe BIC	295	31,159
Ubisoft Entertainment *	398	30,369
		444,407
Consumer Services — 2.0%
Air France-KLM *	2,360	36,978
Carrefour	843	16,970
Casino Guichard Perrachon	428	24,449
Elior Group (A)	2,540	72,139
Eutelsat Communications	2,560	64,148
JCDecaux	452	17,297
Lagardere SCA	2,409	79,350
Publicis Groupe	479	31,226
Sodexo	154	19,600
Vivendi	1,790	44,468
		406,625

The accompanying notes are an integral part of the financial statements.

82

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Financials — 1.9%
Amundi (A)	349	$29,589
AXA	690	20,843
BNP Paribas	594	46,390
CNP Assurances	1,506	35,044
Credit Agricole	1,689	29,475
Natixis	5,148	40,373
Nexity	910	55,920
SCOR	1,453	60,335
Societe Generale	566	31,517
Wendel	381	64,269
		413,755
Health Care — 1.6%
BioMerieux	522	40,949
Essilor International	106	13,423
Eurofins Scientific	65	40,662
Ipsen	427	51,633
Orpea	1,001	119,934
Sanofi	649	61,460
		328,061
Industrials — 4.0%
Aeroports de Paris	249	41,944
Airbus	118	12,062
Alstom	2,995	121,208
Bollore	9,272	44,826
Bouygues	2,450	117,633
Bureau Veritas	399	10,688
Cie de Saint-Gobain	438	25,696
Dassault Aviation	27	42,116
Edenred	706	20,356
Eiffage	565	59,033
Eurazeo	533	49,555
Groupe Eurotunnel	1,290	16,215
Legrand	245	18,201
Rexel	2,076	37,062
Safran	182	19,173
Schneider Electric	301	26,456
SPIE	600	15,783
Teleperformance	212	30,970
Thales	438	45,657
Vinci	553	54,146
Zodiac Aerospace	1,490	42,613
		851,393
Oil & Gas — 0.3%
Total	1,099	61,287

The accompanying notes are an integral part of the financial statements.

83

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Real Estate Investment Trusts — 0.9%
Fonciere Des Regions	456	$46,444
Gecina	367	59,556
ICADE	562	49,102
Klepierre	651	25,895
		180,997
Technology — 0.5%
Atos	134	20,824
Capgemini	249	30,269
Dassault Systemes	256	27,189
Iliad	61	15,232
Ingenico Group	160	15,534
		109,048
Telecommunications — 0.2%
Orange	3,465	56,855
Utilities — 1.2%
Electricite de France	1,466	19,196
Engie	2,098	35,463
Rubis SCA	1,676	105,198
Suez	1,855	32,631
Veolia Environnement	1,931	45,755
		238,243
TOTAL FRANCE		3,189,459
GERMANY— 12.1%
Basic Materials — 2.4%
Aurubis	822	67,270
BASF	570	62,165
Bayer	253	32,921
Brenntag	306	17,330
Covestro (A)	146	14,008
Evonik Industries	2,342	85,341
K+S	1,976	47,926
LANXESS	473	36,962
Linde	426	92,008
Symrise	445	34,634
		490,565
Consumer Goods — 1.3%
adidas	54	12,018
Bayerische Motoren Werke	205	20,897
Beiersdorf	299	33,543
Daimler	233	19,350
HUGO BOSS	410	36,701
OSRAM Licht	926	70,852

The accompanying notes are an integral part of the financial statements.

84

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Consumer Goods — continued
Rheinmetall	667	$78,674
		272,035
Consumer Services — 0.9%
Axel Springer	449	30,285
Deutsche Lufthansa	2,603	83,086
Fielmann	370	32,435
ProSiebenSat.1 Media	263	9,175
TUI	1,620	29,257
Zalando * (A)	474	23,719
		207,957
Financials — 2.5%
Aareal Bank	829	34,289
Allianz	252	58,522
Commerzbank	4,410	60,442
Deutsche Annington Immobilien	1,345	59,164
Deutsche Bank	2,016	32,762
Deutsche EuroShop	830	30,240
Deutsche Wohnen	2,005	85,406
Hannover Rueck	433	54,301
LEG Immobilien	630	63,997
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	301	67,342
		546,465
Health Care — 0.7%
Fresenius & KGaA	418	34,919
Fresenius Medical Care & KGaA	152	14,700
Gerresheimer	402	31,957
Merck KGaA	377	40,357
STADA Arzneimittel	217	20,868
		142,801
Industrials — 2.2%
Deutsche Post	418	19,147
Duerr	129	17,785
Fraport Frankfurt Airport Services Worldwide	637	60,449
GEA Group	1,089	52,515
HeidelbergCement	405	41,269
HOCHTIEF	166	29,297
KION Group	1,004	80,364
MAN	434	47,970
MTU Aero Engines	408	68,799
Siemens	131	18,694
Wirecard	346	34,080
		470,369

The accompanying notes are an integral part of the financial statements.

85

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Technology — 0.6%
Dialog Semiconductor *	1,312	$65,187
SAP	226	25,711
Software	503	25,613
United Internet	437	27,648
		144,159
Telecommunications — 1.0%
Deutsche Telekom	1,610	29,334
Drillisch	565	39,755
Freenet	2,113	70,609
Telefonica Deutschland Holding	13,489	68,560
		208,258
Utilities — 0.5%
RWE	2,141	53,524
Uniper	1,430	40,181
		93,705
TOTAL GERMANY		2,576,314
IRELAND— 1.3%
Consumer Goods — 0.3%
Glanbia	2,234	43,175
Kerry Group, Cl A	277	27,897
		71,072
Consumer Services — 0.2%
Paddy Power Betfair	376	38,458
Financials — 0.2%
Bank of Ireland Group *	6,692	52,450
Industrials — 0.6%
CRH	961	36,239
Kingspan Group	390	16,392
Smurfit Kappa Group	2,286	68,188
		120,819
TOTAL IRELAND		282,799
ISLE OF MAN— 0.2%
Financials — 0.2%
Paysafe Group *	6,134	47,734
ITALY— 5.0%
Consumer Goods — 0.8%
Davide Campari-Milano	4,517	36,203
Ferrari	136	16,303
Fiat Chrysler Automobiles *	2,638	45,605
Luxottica Group	476	27,304
Moncler	1,534	43,568
		168,983

The accompanying notes are an integral part of the financial statements.

86

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Financials — 1.9%
Assicurazioni Generali	1,453	$26,473
Azimut Holding	410	8,101
Banco BPM *	11,473	40,016
BPER Banca	6,311	30,761
EXOR	611	39,184
Intesa Sanpaolo	15,391	51,744
Mediobanca	5,556	60,906
Poste Italiane (A)	2,429	17,756
UniCredit	2,487	47,601
Unione di Banche Italiane SCpA	10,463	49,145
UnipolSai Assicurazioni	14,422	32,862
		404,549
Health Care — 0.3%
Recordati	1,507	70,065
Industrials — 0.5%
Atlantia	424	13,830
CNH Industrial	1,567	20,025
Leonardo	2,461	42,517
Prysmian	544	18,758
		95,130
Oil & Gas — 0.3%
Eni	2,845	46,532
Saipem *	7,000	29,422
		75,954
Telecommunications — 0.1%
Telecom Italia *	15,260	13,244
Utilities — 1.1%
A2A	31,481	54,094
Enel	6,592	40,892
Snam	20,582	105,163
Terna Rete Elettrica Nazionale	4,674	28,205
		228,354
TOTAL ITALY		1,056,279
LUXEMBOURG— 0.1%
Consumer Services — 0.1%
B&M European Value Retail	3,111	16,413
NETHERLANDS— 5.2%
Basic Materials — 0.6%
Akzo Nobel	582	52,708
ArcelorMittal	1,059	30,367
Koninklijke DSM	672	57,335
		140,410

The accompanying notes are an integral part of the financial statements.

87

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Consumer Goods — 0.3%
Coca-Cola European Partners	358	$14,687
Heineken	101	9,843
Heineken Holding	98	9,099
Unilever	529	30,754
		64,383
Consumer Services — 0.5%
Koninklijke Ahold Delhaize	3,599	67,732
RELX	1,182	26,699
Wolters Kluwer	479	23,481
		117,912
Financials — 1.3%
ABN AMRO Group (A)	909	28,078
Aegon	8,416	49,688
ASR Nederland	760	31,165
Euronext (A)	452	26,860
ING Groep	2,379	43,954
NN Group	2,324	97,355
		277,100
Health Care — 0.3%
Galapagos *	181	17,562
Koninklijke Philips	1,151	46,869
		64,431
Industrials — 0.7%
Aalberts Industries	689	33,988
Boskalis Westminster	1,245	44,526
Koninklijke Vopak	248	10,740
Philips Lighting (A)	780	29,554
PostNL	2,942	12,547
		131,355
Oil & Gas — 0.3%
SBM Offshore	3,041	54,273
Real Estate Investment Trusts — 0.3%
Unibail-Rodamco	115	28,783
Wereldhave	805	36,588
		65,371
Technology — 0.9%
ASM International	835	55,951
ASML Holding	56	10,099
Gemalto	711	28,145
NXP Semiconductors *	789	92,352
		186,547
Telecommunications — 0.0%
Altice *	410	7,735

The accompanying notes are an integral part of the financial statements.

88

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
TOTAL NETHERLANDS		$1,109,517
NORWAY— 1.8%
Basic Materials — 0.5%
Norsk Hydro	4,442	34,284
Yara International	1,155	54,744
		89,028
Consumer Goods — 0.2%
Marine Harvest	996	19,416
Orkla	3,250	31,758
		51,174
Financials — 0.6%
DnB	2,135	41,098
Gjensidige Forsikring	3,466	65,110
Storebrand	3,325	28,427
		134,635
Oil & Gas — 0.5%
Statoil	1,597	32,284
Subsea 7	3,964	66,520
		98,804
TOTAL NORWAY		373,641
PORTUGAL— 0.4%
Consumer Services — 0.1%
Jeronimo Martins	838	15,229
Oil & Gas — 0.2%
Galp Energia	2,934	54,551
Utilities — 0.1%
Energias de Portugal	5,243	18,708
TOTAL PORTUGAL		88,488
SPAIN— 4.1%
Basic Materials — 0.1%
Acerinox	2,132	30,636
Consumer Goods — 0.1%
Viscofan	396	23,979
Consumer Services — 0.1%
Industria de Diseno Textil	480	17,947
Financials — 1.5%
Banco Bilbao Vizcaya Argentaria	3,126	27,359
Banco de Sabadell	9,438	18,900
Banco Santander	3,738	25,357
Bankia	7,907	37,757
Bankinter	8,230	77,687

The accompanying notes are an integral part of the financial statements.

89

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
Bolsas y Mercados Espanoles SHMSF	980	$33,673
CaixaBank	11,974	56,047
Mapfre	9,946	32,547
		309,327
Health Care — 0.1%
Grifols	850	26,612
Industrials — 0.7%
Abertis Infraestructuras	2,426	52,481
Acciona	231	19,136
Aena SME (A)	162	29,724
Amadeus IT Group, Cl A	393	26,668
Ferrovial	1,402	30,460
		158,469
Oil & Gas — 0.2%
Repsol	1,792	33,579
Real Estate Investment Trusts — 0.2%
Merlin Properties Socimi	2,972	39,227
Telecommunications — 0.1%
Cellnex Telecom (A)	796	19,765
Utilities — 1.0%
Enagas	569	16,392
Endesa	4,217	96,532
Gas Natural SDG	1,434	30,688
Iberdrola	6,468	52,277
Red Electrica	901	19,953
		215,842
TOTAL SPAIN		875,383
SWEDEN— 6.3%
Basic Materials — 0.6%
BillerudKorsnas	2,292	39,451
Boliden	1,300	45,498
Hexpol	1,346	13,618
Svenska Cellulosa, Cl B	2,800	26,288
		124,855
Consumer Goods — 0.3%
Dometic Group (A)	2,670	23,218
Husqvarna, Cl B	3,013	29,440
Swedish Match	558	21,022
		73,680
Consumer Services — 0.4%
Hennes & Mauritz, Cl B	984	24,706

The accompanying notes are an integral part of the financial statements.

90

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Consumer Services — continued
ICA Gruppen	1,516	$55,919
		80,625
Financials — 2.3%
Castellum	2,816	45,175
Fabege	2,111	44,581
Fastighets Balder, Cl B *	1,085	28,253
Hufvudstaden, Cl A	1,555	25,595
Industrivarden, Cl C	2,040	52,439
Intrum Justitia	627	21,974
Investor, Cl B	852	42,224
Kinnevik	917	30,089
L E Lundbergforetagen, Cl B	418	32,629
Nordea Bank	4,368	52,801
Skandinaviska Enskilda Banken, Cl A	4,043	49,838
Svenska Handelsbanken, Cl A	3,916	56,131
Swedbank, Cl A	1,475	36,612
		518,341
Health Care — 0.3%
Elekta, Cl B	3,774	36,290
Getinge, Cl B	679	13,366
Swedish Orphan Biovitrum *	870	12,886
		62,542
Industrials — 1.3%
Alfa Laval	560	14,188
Atlas Copco, Cl A	319	13,992
Saab, Cl B	944	48,239
Sandvik	772	14,100
Securitas, Cl B	903	15,845
Skanska, Cl B	1,490	32,695
SKF, Cl B	790	18,373
Trelleborg, Cl B	2,344	58,069
Volvo, Cl B	3,062	60,677
		276,178
Oil & Gas — 0.2%
Lundin Petroleum *	1,726	40,595
Technology — 0.3%
Hexagon, Cl B	259	13,281
Telefonaktiebolaget LM Ericsson, Cl B	6,880	43,309
		56,590
Telecommunications — 0.6%
Tele2, Cl B	6,559	83,439
Telia	7,540	34,900
		118,339

The accompanying notes are an integral part of the financial statements.

91

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
TOTAL SWEDEN		$1,351,745
SWITZERLAND— 10.4%
Basic Materials — 0.8%
Clariant	2,202	55,448
EMS-Chemie Holding	87	57,081
Givaudan	15	33,527
		146,056
Consumer Goods — 1.1%
Aryzta	1,332	42,320
Barry Callebaut	35	54,670
Chocoladefabriken Lindt & Spruengli	4	23,174
Cie Financiere Richemont	465	42,917
Nestle	255	21,463
Swatch Group	122	47,855
		232,399
Consumer Services — 0.2%
Dufry *	356	53,036
Financials — 3.8%
Baloise Holding	461	72,748
Cembra Money Bank	408	36,592
Credit Suisse Group	3,043	48,020
GAM Holding	2,304	35,942
Helvetia Holding	110	59,204
Julius Baer Group	1,025	60,669
Pargesa Holding	710	59,511
Partners Group Holding	101	67,989
PSP Swiss Property	813	71,611
Swiss Life Holding	207	72,018
Swiss Prime Site	977	83,458
Swiss Re	536	50,465
UBS Group	1,762	30,015
Zurich Insurance Group	227	69,343
		817,585
Health Care — 1.2%
Lonza Group	122	32,434
Novartis	359	29,605
Roche Holding	97	22,430
Sonova Holding	284	51,313
Straumann Holding	131	91,534
Vifor Pharma	146	18,792
		246,108
Industrials — 2.4%
ABB	860	22,501
Adecco Group	236	18,739

The accompanying notes are an integral part of the financial statements.

92

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
DKSH Holding	564	$47,330
dormakaba Holding	56	55,449
Flughafen Zurich	311	67,704
Geberit	94	42,587
Georg Fischer	33	40,687
Kuehne + Nagel International	193	33,729
LafargeHolcim	453	25,609
OC Oerlikon	3,656	58,684
Schindler Holding	124	28,126
SGS	5	12,360
Sika	8	59,269
		512,774
Technology — 0.7%
Logitech International	867	30,999
STMicroelectronics	3,767	88,645
Temenos Group	383	44,263
		163,907
Telecommunications — 0.2%
Sunrise Communications Group (A)	278	23,148
Swisscom	34	17,191
		40,339
TOTAL SWITZERLAND		2,212,204
UNITED KINGDOM— 23.7%
Basic Materials — 2.3%
Anglo American	2,931	55,270
Antofagasta	4,482	56,811
BHP Billiton	2,406	43,533
Centamin	21,242	39,294
Croda International	586	32,559
Fresnillo	2,022	34,960
Glencore	8,601	41,461
Polymetal International	2,063	23,957
Randgold Resources	741	72,767
Rio Tinto	1,068	50,327
Victrex	998	31,781
		482,720
Consumer Goods — 2.0%
Barratt Developments	3,795	32,984
Bellway	1,234	59,812
Berkeley Group Holdings	1,165	57,876
British American Tobacco	261	16,883
Britvic	1,891	19,009
Burberry Group	456	11,517

The accompanying notes are an integral part of the financial statements.

93

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Consumer Goods — continued
Coca-Cola HBC	561	$18,960
Diageo	754	25,753
Kerry Group, Cl A	161	16,216
Persimmon	1,132	42,121
Reckitt Benckiser Group	125	11,180
Tate & Lyle	5,988	51,408
Taylor Wimpey	9,536	25,263
Unilever	458	25,967
		414,949
Consumer Services — 5.3%
ASOS *	442	33,439
Booker Group	7,185	19,197
Carnival	1,767	116,408
Compass Group	1,149	25,222
Daily Mail & General Trust, Cl A	2,243	20,657
Dixons Carphone	7,695	17,719
Domino's Pizza Group	4,886	21,781
easyJet	1,152	20,484
Firstgroup *	25,861	37,776
Greene King	4,069	29,233
GVC Holdings *	6,396	79,627
Inchcape	4,559	47,313
Informa	3,724	34,468
J Sainsbury	7,471	24,059
Just Eat *	1,643	17,018
Kingfisher	15,546	64,534
Ladbrokes Coral Group	15,790	26,714
Marks & Spencer Group	8,358	38,192
Merlin Entertainments (A)	2,957	14,875
MoneySuperMarket.com	2,982	12,866
National Express Group	8,923	43,547
Pearson	5,932	55,418
Playtech	1,994	26,056
RELX	1,258	28,951
Saga	20,251	51,391
SSP Group	5,243	40,730
Tesco	14,894	35,878
UBM	3,315	30,969
WH Smith	1,151	31,288
Whitbread	240	11,770
William Hill	11,702	40,155
WM Morrison Supermarkets	13,555	40,357
		1,138,092

The accompanying notes are an integral part of the financial statements.

94

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Financials — 5.0%
3i Group	2,447	$31,228
Admiral Group	1,365	34,875
Aviva	2,397	16,075
Barclays	5,781	14,275
Beazley	10,943	73,458
Capital & Counties Properties	5,090	17,973
Close Brothers Group	3,160	58,287
CYBG *	3,134	13,110
Direct Line Insurance Group	13,822	68,225
Hiscox	6,318	119,810
HSBC Holdings	7,907	77,102
IG Group Holdings	4,232	36,726
Intermediate Capital Group	3,491	45,107
Investec	3,378	23,124
Jardine Lloyd Thompson Group	2,568	44,435
Legal & General Group	5,367	19,029
Lloyds Banking Group	26,267	23,820
Man Group	20,692	53,197
Metro Bank *	180	8,502
NEX Group	3,334	28,092
Old Mutual	5,845	14,825
Phoenix Group Holdings	4,716	47,408
Provident Financial	743	9,191
Royal Bank of Scotland Group *	12,804	48,034
RSA Insurance Group	6,950	58,052
Standard Chartered	2,690	26,806
Standard Life Aberdeen	3,716	21,209
Unite Group	3,959	36,959
		1,068,934
Health Care — 1.0%
AstraZeneca	157	10,491
BTG *	2,846	28,496
ConvaTec Group (A)	4,800	12,487
GlaxoSmithKline	596	10,744
Hikma Pharmaceuticals	562	8,687
Indivior	6,745	33,285
Mediclinic International	1,119	8,648
NMC Health	480	18,434
Shire	590	29,154
Smith & Nephew	550	10,379
UDG Healthcare	3,229	39,643
		210,448
Industrials — 4.9%
Aggreko	2,420	30,112

The accompanying notes are an integral part of the financial statements.

95

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
Ashtead Group	790	$20,352
Babcock International Group	2,121	22,871
BAE Systems	4,748	37,421
Balfour Beatty	11,305	41,134
BBA Aviation	18,756	79,254
Bunzl	290	9,031
Cobham	11,486	21,201
DCC	160	15,171
DS Smith	4,405	30,476
Electrocomponents	3,622	33,404
Experian	946	19,924
Ferguson	247	17,269
G4S	5,579	20,818
Halma	1,760	27,626
Hays	6,289	15,567
HomeServe	2,563	29,134
Howden Joinery Group	1,718	9,356
IMI	1,096	17,785
Intertek Group	391	28,168
Kingspan Group	530	22,165
Meggitt	8,910	61,349
Melrose Industries	18,818	54,952
QinetiQ Group	9,420	30,535
Rentokil Initial	14,006	62,456
Rolls-Royce Holdings	2,104	27,186
Rotork	3,657	12,758
Royal Mail	8,545	42,484
RPC Group	963	12,053
Smiths Group	825	17,211
Spectris	1,526	51,877
Spirax-Sarco Engineering	368	27,611
Travis Perkins	860	17,359
Weir Group	3,231	83,795
		1,049,865
Oil & Gas — 1.0%
BP	9,939	67,338
John Wood Group	7,450	70,390
Royal Dutch Shell, Cl A	1,899	59,653
Tullow Oil *	13,445	32,495
		229,876
Real Estate Investment Trusts — 1.1%
British Land	1,680	13,408
Derwent London	586	20,824
Great Portland Estates	4,025	33,219

The accompanying notes are an integral part of the financial statements.

96

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Shares	Value
COMMON STOCK — continued
Real Estate Investment Trusts — continued
Hammerson	3,099	$21,564
Intu Properties	8,023	23,013
Land Securities Group	1,493	19,152
Segro	5,944	42,861
Shaftesbury	3,568	46,908
		220,949
Technology — 0.1%
Micro Focus International	564	19,810
Telecommunications — 0.4%
BT Group, Cl A	5,390	18,632
Inmarsat	901	7,430
Vodafone Group	19,173	54,893
		80,955
Utilities — 0.6%
National Grid	5,791	69,673
Pennon Group	2,794	29,460
Severn Trent	280	7,849
SSE	662	12,149
United Utilities Group	763	8,440
		127,571
TOTAL UNITED KINGDOM		5,044,169
TOTAL COMMON STOCK
(Cost $18,614,426)		21,123,338

PREFERRED STOCK — 0.7%
GERMANY— 0.7%
Basic Materials — 0.2%
FUCHS PETROLUB (B)	624	35,034
Consumer Goods — 0.3%
Henkel & KGaA (B)	185	25,970
Porsche Automobil Holding (B)	390	28,308
Volkswagen (B)	149	27,061
		81,339
Industrials — 0.2%
Sartorius (B)	347	$32,343

The accompanying notes are an integral part of the financial statements.

97

Schedule of Investments	October 31, 2017

Global X Scientific Beta Europe ETF

	Number Of Rights	Value

PREFERRED STOCK — continued
TOTAL PREFERRED STOCK
(Cost $127,014)		$148,716

RIGHTS — 0.0%
Banco Santander, 11/2/17 *	3,738	179
Ferrovial, 11/14/17 *	1,402	674

TOTAL RIGHTS (Cost $ –)		853
TOTAL INVESTMENTS — 99.8%
(Cost $18,741,440)		$21,272,907

Percentages are based on Net Assets of $21,323,267.

*	Non-income producing security.
(A)	Security sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." The total value of such securities as of October 31, 2017 was $400,005 and represents 1.9% of Net Assets.
(B)	There’s currently no stated interest rate.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

The accompanying notes are an integral part of the financial statements.

98

Schedule of Investments	October 31, 2017

Global X Scientific Beta Japan ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.9%
JAPAN— 99.9%
Basic Materials — 11.2%
Air Water	3,762	$71,645
Asahi Kasei	18,906	227,778
Daicel	7,113	88,013
DIC	1,300	47,936
JFE Holdings	4,819	102,631
JSR	4,542	87,458
Kaneka	10,749	88,164
Kansai Paint	1,084	27,732
Kobe Steel	6,038	50,481
Kuraray	8,094	158,348
Mitsubishi Chemical Holdings	8,472	87,792
Mitsubishi Gas Chemical	2,510	60,944
Mitsui Chemicals	3,550	108,721
Nippon Steel & Sumitomo Metal	2,352	55,907
Nissan Chemical Industries	1,160	43,029
Nitto Denko	142	13,128
Oji Holdings	15,019	87,500
Shin-Etsu Chemical	274	28,719
Sumitomo Chemical	9,426	65,865
Sumitomo Metal Mining	3,327	130,468
Teijin	5,860	123,409
Toray Industries	6,840	68,833
Tosoh	5,569	119,486
		1,943,987
Consumer Goods — 18.6%
Aisin Seiki	2,669	137,173

The accompanying notes are an integral part of the financial statements.

99

Schedule of Investments	October 31, 2017

Global X Scientific Beta Japan ETF

	Shares	Value
COMMON STOCK — continued
Consumer Goods — continued
Ajinomoto	591	$11,840
Asahi Group Holdings	705	32,021
Bridgestone	3,254	154,352
Calbee	802	26,926
Casio Computer	1,909	28,023
Coca-Cola Bottlers Japan	890	30,938
Denso	2,180	118,794
Ezaki Glico	355	19,651
Honda Motor	2,642	81,913
Japan Tobacco	287	9,464
JTEKT	6,815	111,314
Kewpie	484	12,020
Kirin Holdings	1,739	41,390
Konami Holdings	1,335	64,617
Kose	84	10,150
Lion	2,047	39,200
Makita	888	37,120
Mazda Motor	2,426	34,630
Mitsubishi Motors	24,563	194,766
Nexon	851	22,767
NGK Spark Plug	5,572	125,484
NH Foods	8,081	231,842
Nichirei	2,210	56,636
Nikon	9,670	182,370
Nintendo	38	14,648
Nissan Motor	6,994	67,613
Nisshin Seifun Group	6,540	114,477
Nissin Foods Holdings	842	52,833
NSK	5,409	76,877
Panasonic	685	10,251
Pigeon	250	8,811
Rinnai	439	37,437
Sega Sammy Holdings	4,560	63,767
Sekisui Chemical	5,869	117,555
Sekisui House	2,735	50,810
Sharp *	600	18,930
Sony	320	12,428
Stanley Electric	4,310	157,978
Sumitomo Electric Industries	2,931	49,564
Sumitomo Rubber Industries	5,649	106,587
Suntory Beverage & Food	559	25,532
Suzuki Motor	265	14,401
Toyo Suisan Kaisha	817	31,312
Toyota Industries	1,237	75,224

The accompanying notes are an integral part of the financial statements.

100

Schedule of Investments	October 31, 2017

Global X Scientific Beta Japan ETF

	Shares	Value
COMMON STOCK — continued
Consumer Goods — continued
Toyota Motor	1,466	$90,182
Yakult Honsha	340	27,947
Yamaha	825	32,236
Yamaha Motor	3,592	106,530
Yamazaki Baking	1,983	35,601
		3,214,932
Consumer Services — 10.3%
Aeon	8,218	126,600
ANA Holdings	3,121	119,369
Central Japan Railway	282	51,049
Dai Nippon Printing	3,012	71,702
Dena	680	15,900
Dentsu	794	33,715
FamilyMart UNY Holdings	1,202	68,124
Fast Retailing	55	18,204
Hakuhodo DY Holdings	1,334	18,326
Hankyu Hanshin Holdings	2,350	91,101
Isetan Mitsukoshi Holdings	6,420	69,381
J Front Retailing	4,922	72,251
Japan Airlines	2,061	70,193
Keihan Holdings	659	20,066
Keikyu	2,261	46,541
Keisei Electric Railway	814	24,428
Kintetsu Group Holdings	325	12,442
Lawson	385	25,073
Marui Group	4,691	71,213
Nagoya Railroad	5,004	112,032
Nankai Electric Railway	1,421	36,591
Nitori Holdings	300	43,444
Oriental Land	283	22,549
Park24	1,552	35,771
Seibu Holdings	2,279	40,494
Shimamura	173	19,214
Start Today	1,298	35,297
Tobu Railway	2,988	87,302
Toho	960	31,682
Tsuruha Holdings	302	37,288
USS	1,228	24,640
West Japan Railway	1,248	87,568
Yamada Denki	29,338	155,429
		1,794,979
Financials — 9.5%
Aozora Bank	2,424	94,397
Bank of Kyoto	1,184	61,685

The accompanying notes are an integral part of the financial statements.

101

Schedule of Investments	October 31, 2017

Global X Scientific Beta Japan ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
Chiba Bank	10,233	$77,628
Concordia Financial Group	6,400	33,512
Credit Saison	2,687	53,773
Dai-ichi Life Holdings	3,820	72,027
Daito Trust Construction	134	23,391
Daiwa Securities Group	6,004	37,288
Fukuoka Financial Group	16,264	83,159
Hachijuni Bank	7,460	46,350
Hiroshima Bank	5,070	42,566
Japan Post Bank	3,000	37,781
Japan Post Holdings	2,660	30,619
Kyushu Financial Group	5,760	36,345
Mitsubishi UFJ Financial Group	6,566	44,060
Mitsubishi UFJ Lease & Finance	10,422	54,481
Mitsui Fudosan	1,568	36,237
Mizuho Financial Group	46,122	83,168
MS&AD Insurance Group Holdings	1,287	43,436
Nomura Holdings	7,365	42,052
ORIX	2,261	38,572
Resona Holdings	17,517	93,759
Shinsei Bank	5,726	95,795
Shizuoka Bank	6,230	60,145
Sompo Holdings	1,091	43,580
Sumitomo Mitsui Financial Group	1,121	44,562
Sumitomo Mitsui Trust Holdings	1,195	46,746
Suruga Bank	1,008	22,780
T&D Holdings	3,105	47,779
Tokio Marine Holdings	1,050	44,863
Tokyo Tatemono	3,201	44,537
Tokyu Fudosan Holdings	7,321	47,677
		1,664,750
Health Care — 6.7%
Alfresa Holdings	3,505	66,658
Astellas Pharma	910	12,081
Daiichi Sankyo	4,769	109,121
Hisamitsu Pharmaceutical	432	23,685
Kobayashi Pharmaceutical	615	35,396
Kyowa Hakko Kirin	7,077	130,043
Medipal Holdings	3,282	60,597
Miraca Holdings	673	31,213
Mitsubishi Tanabe Pharma	9,313	204,406
Nippon Shinyaku	416	29,361
Otsuka Holdings	2,884	120,101
Santen Pharmaceutical	500	7,916

The accompanying notes are an integral part of the financial statements.

102

Schedule of Investments	October 31, 2017

Global X Scientific Beta Japan ETF

	Shares	Value
COMMON STOCK — continued
Health Care — continued
Sumitomo Dainippon Pharma	7,308	$103,996
Suzuken	2,685	96,289
Taisho Pharmaceutical Holdings	978	74,105
Takeda Pharmaceutical	463	26,057
Terumo	287	11,884
		1,142,909
Industrials — 25.5%
Alps Electric	1,053	31,925
Amada Holdings	8,707	107,353
Asahi Glass	1,926	75,087
Disco	244	56,109
FANUC	130	30,169
Fuji Electric	22,846	164,263
Hamamatsu Photonics	1,029	33,099
Haseko	1,085	15,660
Hino Motors	7,493	95,682
Hirose Electric	203	30,353
Hitachi	11,979	94,563
Hoshizaki	479	45,147
Hoya	397	21,448
IHI	1,044	37,348
Isuzu Motors	3,341	48,470
ITOCHU	3,045	53,005
JGC	5,127	85,232
Kajima	22,681	234,136
Kawasaki Heavy Industries	1,615	55,856
Keyence	45	24,882
Komatsu	6,232	202,762
Kurita Water Industries	4,458	140,846
Kyocera	2,525	167,614
LIXIL Group	9,280	253,990
Mabuchi Motor	455	23,665
Marubeni	14,293	95,182
Minebea	2,764	50,157
MISUMI Group	963	26,272
Mitsubishi	2,457	57,268
Mitsubishi Electric	3,219	54,717
Mitsubishi Heavy Industries	857	33,328
Mitsubishi Materials	2,289	86,419
Mitsui	7,033	104,539
Mitsui OSK Lines	2,233	67,798
Murata Manufacturing	75	11,676
Nabtesco	1,069	42,241
Nidec	101	13,328

The accompanying notes are an integral part of the financial statements.

103

Schedule of Investments	October 31, 2017

Global X Scientific Beta Japan ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
Nippon Express	1,589	$100,265
Nippon Yusen	3,157	66,207
Obayashi	14,694	191,385
Omron	380	21,135
Persol Holdings	1,166	28,752
Recruit Holdings	1,190	29,072
Secom	155	11,700
Shimadzu	786	16,242
Shimizu	14,908	174,362
SMC	66	25,115
Sohgo Security Services	191	9,144
Sojitz	26,803	80,435
Sumitomo	5,399	77,614
Sumitomo Heavy Industries	2,875	119,929
Taiheiyo Cement	4,437	176,496
Taisei	810	44,695
TDK	1,550	118,265
THK	690	25,018
Toppan Printing	8,723	88,128
Toyo Seikan Group Holdings	3,499	61,370
Toyota Tsusho	1,746	62,999
Yamato Holdings	930	18,918
Yaskawa Electric	984	34,985
Yokogawa Electric	2,540	47,791
		4,401,611
Oil & Gas — 2.2%
Idemitsu Kosan	1,950	56,545
Inpex	13,538	143,505
JXTG Holdings	35,741	183,440
		383,490
Real Estate Investment Trusts — 2.7%
Activia Properties	10	39,162
Advance Residence Investment	22	51,752
Daiwa House, Cl A	5	11,661
GLP J-Reit	42	42,174
Japan Hotel Investment, Cl A	53	35,029
Japan Prime Realty Investment	9	28,949
Japan Real Estate Investment	5	23,409
Japan Retail Fund Investment	31	54,945
Nippon Building Fund	3	14,468
Nippon Prologis	26	54,641
Nomura Real Estate Master Fund	22	27,512
Orix JREIT	31	42,586

The accompanying notes are an integral part of the financial statements.

104

Schedule of Investments	October 31, 2017

Global X Scientific Beta Japan ETF

	Shares	Value
COMMON STOCK — continued
Real Estate Investment Trusts — continued
United Urban Investment	26	$37,365
		463,653
Technology — 7.1%
Brother Industries	1,049	25,286
Canon	4,403	164,409
FUJIFILM Holdings	2,031	82,684
Fujitsu	3,029	23,415
Konica Minolta	11,600	100,861
NEC	5,833	159,133
Nomura Research Institute	685	28,846
NTT Data	1,455	16,864
Obic	467	30,700
Otsuka	1,046	70,881
Ricoh	10,236	94,226
Rohm	1,918	176,558
Seiko Epson	6,358	150,851
Square Enix Holdings	526	21,155
Tokyo Electron	77	13,387
Trend Micro	884	47,067
Yahoo Japan	3,200	14,278
		1,220,601
Telecommunications — 0.8%
Nippon Telegraph & Telephone	2,442	117,619
NTT DOCOMO	595	14,353
		131,972
Utilities — 5.3%
Chubu Electric Power	6,195	79,434
Chugoku Electric Power	8,182	90,799
Electric Power Development	5,452	136,504
Kansai Electric Power	10,530	143,406
Kyushu Electric Power	9,272	105,262
Osaka Gas	4,238	81,623
Toho Gas	2,345	65,317
Tohoku Electric Power	5,725	74,667
Tokyo Electric Power Holdings *	11,797	48,172
Tokyo Gas	3,979	98,766
		923,950
TOTAL COMMON STOCK
(Cost $15,014,971)		17,286,834
TOTAL INVESTMENTS — 99.9%
(Cost $15,014,971)		$17,286,834

Percentages are based on Net Assets of $17,308,552.

The accompanying notes are an integral part of the financial statements.

105

Schedule of Investments	October 31, 2017

Global X Scientific Beta Japan ETF

*	Non-income producing security.

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

The accompanying notes are an integral part of the financial statements.

106

Schedule of Investments	October 31, 2017

Global X Scientific Beta Asia ex-Japan ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.7%
AUSTRALIA— 35.9%
Basic Materials — 7.1%
Alumina	25,084	$45,005
BHP Billiton	848	17,256
BlueScope Steel	4,703	46,302
Fortescue Metals Group	7,521	26,758
Iluka Resources	2,530	18,215
Incitec Pivot	7,339	21,496
Newcrest Mining	1,449	24,898
Northern Star Resources	4,270	17,090
Orica	1,195	19,122
Rio Tinto	189	10,064
South32	8,415	21,744
		267,950
Consumer Goods — 1.0%
Coca-Cola Amatil	2,264	14,148
Treasury Wine Estates	2,187	26,243
		40,391
Consumer Services — 3.9%
Aristocrat Leisure	646	11,665
Crown Resorts	1,490	13,264
Domino's Pizza Enterprises	333	11,896
Qantas Airways	3,790	17,872
Star Entertainment Grp	8,276	36,486
TABCORP Holdings	3,492	12,022
Tatts Group	5,967	19,079
Wesfarmers	600	19,230

The accompanying notes are an integral part of the financial statements.

107

Schedule of Investments	October 31, 2017

Global X Scientific Beta Asia ex-Japan ETF

	Shares	Value
COMMON STOCK — continued
Consumer Services — continued
Woolworths	490	$9,723
		151,237
Financials — 5.1%
ASX	402	16,638
Australia & New Zealand Banking Group	692	15,875
Bank of Queensland	1,722	17,640
Bendigo and Adelaide Bank	2,792	24,362
Challenger	1,385	14,124
Lend Lease Group	1,339	16,642
Macquarie Group	263	19,833
Magellan Financial Group	524	9,751
National Australia Bank	664	16,628
QBE Insurance Group	1,068	8,746
REA Group	460	25,493
Suncorp Group	937	9,756
		195,488
Health Care — 3.0%
Ansell	1,664	30,621
Cochlear	307	41,410
CSL	142	15,126
Healthscope	9,515	14,299
Sonic Healthcare	829	13,838
		115,294
Industrials — 5.8%
ALS	3,236	19,428
Amcor	761	9,243
Aurizon Holdings	9,736	38,669
Boral	4,468	24,495
CIMIC Group	319	11,826
Computershare	1,930	23,056
Downer EDI	5,290	28,352
Macquarie Atlas Roads Group	3,946	18,032
Orora	8,024	20,918
SEEK	638	8,986
Sydney Airport	3,148	17,162
Transurban Group	1,218	11,328
		231,495
Oil & Gas — 1.0%
Santos	5,312	18,328
Woodside Petroleum	743	17,507
		35,835
Real Estate Investment Trusts — 5.5%
Dexus	3,831	28,699

The accompanying notes are an integral part of the financial statements.

108

Schedule of Investments	October 31, 2017

Global X Scientific Beta Asia ex-Japan ETF

	Shares	Value
COMMON STOCK — continued
Real Estate Investment Trusts — continued
Goodman Group	6,308	$40,434
GPT Group	5,819	22,710
Mirvac Group	18,044	33,343
Scentre Group	7,120	21,946
Stockland	9,002	31,198
Vicinity Centres	6,643	13,498
Westfield	2,813	16,759
		208,587
Telecommunications — 0.2%
Telstra	2,352	6,384
Utilities — 3.3%
AGL Energy	2,046	39,643
AusNet Services	32,398	43,969
Origin Energy *	2,486	15,135
Spark Infrastructure Group	15,510	30,206
		128,953
TOTAL AUSTRALIA		1,381,614
HONG KONG— 31.3%
Consumer Goods — 6.1%
Li & Fung	53,109	26,753
Samsonite International	6,220	25,951
Shenzhou International Group Holdings	7,604	64,910
Techtronic Industries	5,684	33,331
WH Group (A)	17,500	17,720
Yue Yuen Industrial Holdings	16,248	62,270
		230,935
Consumer Services — 3.5%
Galaxy Entertainment Group	1,600	10,890
MTR	16,188	93,786
Sands China	2,690	12,671
Wynn Macau	7,733	19,824
		137,171
Financials — 9.3%
AIA Group	2,647	19,916
Bank of East Asia	1,918	8,408
CK Asset Holdings	1,032	8,486
Hang Lung Group	8,407	29,525
Hang Lung Properties	8,643	19,852
Hang Seng Bank	430	10,180
Henderson Land Development	1,521	9,913
Hopewell Holdings	14,299	54,892
Hysan Development	7,705	37,232
New World Development	11,993	17,862

The accompanying notes are an integral part of the financial statements.

109

Schedule of Investments	October 31, 2017

Global X Scientific Beta Asia ex-Japan ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
Sino Land	13,438	$23,149
Sun Hung Kai Properties	1,647	26,937
Swire Properties	14,354	48,481
Wharf Holdings	1,938	17,624
Wheelock	3,950	27,492
		359,949
Health Care — 0.6%
CSPC Pharmaceutical Group	14,400	25,028
Industrials — 3.3%
CK Hutchison Holdings	2,533	32,158
NWS Holdings	32,997	66,740
Swire Pacific, Cl A	2,846	28,107
		127,005
Oil & Gas — 0.0%
Hanergy Thin Film Power Group *(B)	29,000	37
Real Estate Investment Trusts — 1.6%
Link	7,445	62,552
Technology — 2.3%
ASM Pacific Technology	3,260	47,426
VTech Holdings	3,113	44,250
		91,676
Telecommunications — 1.0%
PCCW	69,145	38,110
Utilities — 3.6%
CK Infrastructure Holdings	3,093	26,919
CLP Holdings	4,443	45,189
Hong Kong & China Gas	7,248	13,731
Power Assets Holdings	5,844	50,636
		136,475
TOTAL HONG KONG		1,208,938
NEW ZEALAND— 4.8%
Health Care — 1.6%
Fisher & Paykel Healthcare	3,399	30,852
Ryman Healthcare	4,783	30,472
		61,324
Industrials — 1.1%
Auckland International Airport	5,148	21,971
Fletcher Building	4,096	20,652
		42,623
Telecommunications — 0.2%
Spark New Zealand	3,648	9,197

The accompanying notes are an integral part of the financial statements.

110

Schedule of Investments	October 31, 2017

Global X Scientific Beta Asia ex-Japan ETF

	Shares	Value
COMMON STOCK — continued
Utilities — 1.9%
Contact Energy	14,388	$56,675
Meridian Energy	7,349	14,348
		71,023
TOTAL NEW ZEALAND		184,167
SINGAPORE— 27.7%
Consumer Goods — 0.5%
Thai Beverage	28,605	20,576
Consumer Services — 5.2%
ComfortDelGro	12,970	19,230
Dairy Farm International Holdings	4,444	36,352
Genting Singapore	55,705	49,883
Jardine Cycle & Carriage	500	14,456
Singapore Airlines	8,012	60,396
Singapore Press Holdings	8,913	17,664
		197,981
Financials — 7.3%
CapitaLand	8,648	23,296
City Developments	4,877	46,322
DBS Group Holdings	1,837	30,716
Global Logistic Properties	11,118	27,093
Hongkong Land Holdings	5,873	42,579
Oversea-Chinese Banking	2,373	20,727
Singapore Exchange	2,800	15,763
United Overseas Bank	1,764	31,877
UOL Group	6,204	41,166
		279,539
Industrials — 8.2%
Jardine Matheson Holdings	615	39,397
Jardine Strategic Holdings	967	40,556
SATS	15,988	55,155
Singapore Technologies Engineering	9,925	25,352
Venture	9,207	131,712
Wilmar International	10,313	25,661
		317,833
Oil & Gas — 0.5%
Keppel	3,202	17,627
Real Estate Investment Trusts — 5.8%
Ascendas	23,538	47,339
CapitaLand Commercial Trust	39,665	50,512
CapitaLand Mall Trust	38,433	56,983
Mapletree Commercial Trust	27,153	30,992
Suntec	29,511	42,239
		228,065

The accompanying notes are an integral part of the financial statements.

111

Schedule of Investments	October 31, 2017

Global X Scientific Beta Asia ex-Japan ETF

	Shares	Value
COMMON STOCK — continued
Telecommunications — 0.2%
Singapore Telecommunications	2,615	$7,198
TOTAL SINGAPORE		1,068,819
TOTAL COMMON STOCK
(Cost $3,421,334)		3,843,538
TOTAL INVESTMENTS — 99.7%
(Cost $3,421,334)		$3,843,538

Percentages are based on Net Assets of $3,856,842.

*	Non-income producing security.
(A)	Security sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." The total value of such securities as of October 31, 2017 was $17,720 and represents 0.5% of Net Assets.
(B)	Level 3 security in accordance with fair value hierarchy.

Cl — Class

The following is a summary of the level of inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock
Australia	$1,381,614	$–	$–	$1,381,614
Hong Kong	1,208,901	–	37	1,208,938
New Zealand	184,167	–	–	184,167
Singapore	1,068,819	–	–	1,068,819
Total Investments in Securities	$3,843,501	$–	$37	$3,843,538

(1) A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

The accompanying notes are an integral part of the financial statements.

112

Schedule of Investments	October 31, 2017

Global X YieldCo Index ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 89.1%
CANADA— 26.3%
Utilities — 26.3%
Canadian Solar *	52,270	$920,475
Innergex Renewable Energy	79,863	872,911
Northland Power	104,158	1,993,311
TransAlta Renewables	136,539	1,473,321
		5,260,018
TOTAL CANADA		5,260,018
SPAIN— 4.1%
Utilities — 4.1%
Saeta Yield	73,806	824,461
UNITED KINGDOM— 21.3%
Financials — 21.3%
Bluefield Solar Income Fund	339,092	522,345
Foresight Solar Fund	374,242	544,188
Greencoat UK Wind	599,580	959,436
John Laing Environmental Assets Group	342,198	497,592
NextEnergy Solar Fund	516,917	768,813
Renewables Infrastructure Group	673,331	973,730
		4,266,104
TOTAL UNITED KINGDOM		4,266,104
UNITED STATES— 37.4%
Financials — 9.3%
NRG Yield, Cl A	102,198	1,875,333
Real Estate Investment Trusts — 4.9%
Hannon Armstrong Sustainable Infrastructure Capital	41,024	987,037
Utilities — 23.2%
8Point3 Energy Partners, Cl A (A)	25,713	389,295
Atlantica Yield	44,264	990,628
NextEra Energy Partners	33,894	1,333,390
Pattern Energy Group, Cl A	38,215	881,620
TerraForm Power, Cl A	78,837	1,058,781
		4,653,714
TOTAL UNITED STATES		7,516,084
TOTAL COMMON STOCK
(Cost $16,523,633)		17,866,667

The accompanying notes are an integral part of the financial statements.

113

Schedule of Investments	October 31, 2017

Global X YieldCo Index ETF

	Shares	Value
MASTER LIMITED PARTNERSHIP — 10.2%
CANADA — 10.2%
Utilities — 10.2%
Brookfield Renewable Partners	60,682	$2,047,411
TOTAL MASTER LIMITED PARTNERSHIP
(Cost $1,802,764)		2,047,411

PREFERRED STOCK — 0.3%
CANADA— 0.3%
Utilities — 0.3%
Brookfield Renewable Partners, 5.75%, VAR Canadian Govt Bonds 5 Year Note+5.010%
(Cost $57,497)	2,867	57,336
TOTAL PREFERRED STOCK
(Cost $57,497)		57,336

TOTAL INVESTMENTS — 99.6%
(Cost $18,383,894)		$19,971,414

Percentages are based on Net Assets of $20,046,395.

*	Non-income producing security.

Cl — Class

VAR — Variable Rate

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

The accompanying notes are an integral part of the financial statements.

114

Schedule of Investments	October 31, 2017

Global X S&P 500® Catholic Values ETF

Sector Weightings (unaudited)†:

† Sector weightings percentages are based on the total market value of investments.

	Shares	Value
COMMON STOCK — 99.9%
UNITED STATES— 99.9%
Basic Materials — 2.4%
Air Products & Chemicals	1,123	$179,040
Albemarle	587	82,702
Arconic	2,991	75,134
Avery Dennison	444	47,139
CF Industries Holdings	1,210	45,956
DowDuPont	12,134	877,411
Eastman Chemical	746	67,744
Ecolab	1,384	180,833
FMC	685	63,609
Freeport-McMoRan Copper & Gold *	7,255	101,425
International Flavors & Fragrances	423	62,359
International Paper	2,152	123,246
LyondellBasell Industries, Cl A	1,746	180,763
Mosaic	1,848	41,284
Newmont Mining	2,770	100,163
Nucor	1,657	95,824
PPG Industries	1,327	154,250
Praxair	1,484	216,842
		2,695,724
Consumer Goods — 8.6%
Activision Blizzard	3,952	258,817
Altria Group	11,117	713,934
Archer-Daniels-Midland	3,034	124,000
BorgWarner	1,055	55,620
Brown-Forman, Cl B	984	56,108
Campbell Soup	1,029	48,744

The accompanying notes are an integral part of the financial statements.

115

Schedule of Investments	October 31, 2017

Global X S&P 500® Catholic Values ETF

	Shares	Value
COMMON STOCK — continued
Consumer Goods — continued
Clorox	666	$84,269
Coca-Cola	22,268	1,023,882
Colgate-Palmolive	5,088	358,450
Conagra Brands	2,203	75,254
Constellation Brands, Cl A	933	204,411
Coty, Cl A	2,305	35,497
Delphi Automotive	1,409	140,026
DR Horton	1,766	78,075
Dr Pepper Snapple Group	962	82,405
Electronic Arts *	1,642	196,383
Estee Lauder, Cl A	1,182	132,159
Ford Motor	20,465	251,106
General Mills	3,104	161,160
General Motors	6,870	295,272
Genuine Parts	760	67,054
Goodyear Tire & Rubber	1,332	40,746
Hanesbrands	1,967	44,258
Harley-Davidson	933	44,168
Hasbro	592	54,813
Hershey	740	78,573
Hormel Foods	1,410	43,936
JM Smucker	592	62,782
Kellogg	1,330	83,165
Kimberly-Clark	2,033	228,733
Kraft Heinz	3,439	265,937
Leggett & Platt	676	31,948
Lennar, Cl A	999	55,614
Leucadia National	1,702	43,061
LKQ *	1,601	60,342
Mattel	1,785	25,204
McCormick	596	59,320
Michael Kors Holdings *	880	42,953
Mohawk Industries *	342	89,522
Molson Coors Brewing, Cl B	962	77,797
Mondelez International, Cl A	8,706	360,689
Monsanto	2,297	278,167
Monster Beverage *	2,134	123,623
NIKE, Cl B	6,935	381,355
Philip Morris International	9,008	942,597
Procter & Gamble	14,800	1,277,832
PulteGroup	1,597	48,277
PVH	444	56,304
Ralph Lauren, Cl A	296	26,471
Snap-On	461	72,737

The accompanying notes are an integral part of the financial statements.

116

Schedule of Investments	October 31, 2017

Global X S&P 500® Catholic Values ETF

	Shares	Value
COMMON STOCK — continued
Consumer Goods — continued
Stanley Black & Decker	1,230	$198,706
Tapestry	1,453	59,500
Under Armour, Cl A *	964	12,069
Under Armour, Cl C *	969	11,173
VF	1,708	118,962
Whirlpool	399	65,408
		9,909,368
Consumer Services — 13.4%
Advance Auto Parts	370	30,244
Alaska Air Group	1,016	67,086
Amazon.com *	2,096	2,316,666
American Airlines Group	3,366	157,596
AmerisourceBergen, Cl A	1,714	131,892
AutoZone *	148	87,246
Best Buy	1,422	79,604
Cardinal Health	3,280	203,032
CarMax *	964	72,396
Carnival	2,231	148,116
CBS, Cl B	2,035	114,204
Charter Communications, Cl A *	1,056	352,884
Chipotle Mexican Grill, Cl A *	148	40,241
Comcast, Cl A	24,694	889,726
Costco Wholesale	2,535	408,338
CVS Health	5,878	402,819
Darden Restaurants	648	53,311
Delta Air Lines	5,187	259,505
Discovery Communications, Cl A *	796	15,028
Discovery Communications, Cl C *	1,188	21,158
DISH Network, Cl A *	1,200	58,248
Dollar General	1,339	108,245
Dollar Tree *	1,227	111,964
eBay *	5,260	197,986
Expedia	665	82,899
Foot Locker	701	21,086
Gap	1,144	29,733
H&R Block	1,131	27,981
Hilton Worldwide Holdings	1,064	76,906
Home Depot	6,234	1,033,473
Interpublic Group	2,080	40,040
Kohl's	936	39,087
Kroger	4,931	102,072
L Brands	1,259	54,187
Lowe's	4,490	358,976
Macy's	1,610	30,204

The accompanying notes are an integral part of the financial statements.

117

Schedule of Investments	October 31, 2017

Global X S&P 500® Catholic Values ETF

	Shares	Value
COMMON STOCK — continued
Consumer Services — continued
Marriott International, Cl A	1,670	$199,532
McDonald's	4,265	711,870
McKesson	2,290	315,746
Netflix *	2,274	446,682
News	584	8,118
News, Cl A	1,988	27,156
Nielsen Holdings	2,725	101,016
Nordstrom	614	24,345
Omnicom Group	1,241	83,383
O'Reilly Automotive *	497	104,842
priceline.com *	259	495,198
Ross Stores	2,072	131,551
Royal Caribbean Cruises	892	110,403
Scripps Networks Interactive, Cl A	518	43,139
Signet Jewelers	368	24,130
Southwest Airlines	4,289	231,006
Starbucks	7,580	415,687
Sysco	2,674	148,728
Target	2,936	173,341
Tiffany	588	55,049
Time Warner	4,063	399,352
TJX	3,408	237,878
Tractor Supply	666	40,133
TripAdvisor *	592	22,200
Twenty-First Century Fox, Cl A	5,568	145,603
Twenty-First Century Fox, Cl B	2,511	63,905
Ulta Beauty *	298	60,133
United Continental Holdings *	1,997	116,785
Viacom, Cl B	1,801	43,278
Walgreens Boots Alliance	5,315	352,225
Wal-Mart Stores	8,482	740,563
Walt Disney	8,109	793,141
Wyndham Worldwide	593	63,362
Wynn Resorts	444	65,486
Yum! Brands	1,819	135,425
		15,354,570
Financials — 16.6%
Affiliated Managers Group	296	55,204
Aflac	2,021	169,542
Allstate	1,924	180,587
American Express	3,884	370,999
American International Group	4,545	293,652
Ameriprise Financial	817	127,893
Aon	1,303	186,889

The accompanying notes are an integral part of the financial statements.

118

Schedule of Investments	October 31, 2017

Global X S&P 500® Catholic Values ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
Arthur J Gallagher	916	$58,010
Assurant	296	29,792
Bank of America	50,806	1,391,576
Bank of New York Mellon	5,385	277,058
BB&T	4,225	208,039
Berkshire Hathaway, Cl B *	10,012	1,871,644
BlackRock, Cl A	644	303,215
Brighthouse Financial *	494	30,717
Capital One Financial	2,520	232,294
Cboe Global Markets	488	55,173
CBRE Group, Cl A *	1,544	60,710
Charles Schwab	6,126	274,690
Chubb	2,420	364,985
Cincinnati Financial	783	54,943
Citigroup	14,216	1,044,876
Citizens Financial Group	2,697	102,513
CME Group, Cl A	1,767	242,379
Comerica	894	70,242
Discover Financial Services	1,894	126,008
E*TRADE Financial *	1,416	61,723
Equifax	968	105,057
Everest Re Group	211	50,102
Fifth Third Bancorp	3,956	114,328
Franklin Resources	1,852	78,025
Goldman Sachs Group	1,895	459,500
Hartford Financial Services Group	1,992	109,660
Huntington Bancshares	5,671	78,260
IHS Markit *	2,818	120,075
Intercontinental Exchange	3,080	203,588
Invesco	2,146	76,805
JPMorgan Chase	18,229	1,834,019
KeyCorp	5,655	103,204
Lincoln National	1,202	91,088
Loews	1,424	70,502
M&T Bank	814	135,751
Marsh & McLennan	2,684	217,216
Mastercard, Cl A	4,891	727,634
MetLife	5,592	299,619
Moody's	888	126,460
Morgan Stanley	7,287	364,350
Nasdaq	592	43,009
Navient	1,612	20,086
Northern Trust	1,114	104,181
People's United Financial	1,656	30,901

The accompanying notes are an integral part of the financial statements.

119

Schedule of Investments	October 31, 2017

Global X S&P 500® Catholic Values ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
PNC Financial Services Group	2,537	$347,036
Principal Financial Group	1,406	92,585
Progressive	3,025	147,166
Prudential Financial	2,242	247,651
Raymond James Financial	667	56,548
Regions Financial	6,477	100,264
S&P Global	1,351	211,391
State Street	1,838	169,096
SunTrust Banks	2,590	155,944
Synchrony Financial	4,094	133,546
T Rowe Price Group	1,265	117,519
Torchmark	592	49,805
Travelers	1,480	196,026
Unum Group	1,192	62,032
US Bancorp	8,339	453,475
Visa, Cl A	9,631	1,059,218
Wells Fargo	23,229	1,304,076
Western Union	2,542	50,484
Willis Towers Watson	672	108,246
XL Group	1,424	57,629
Zions Bancorporation	1,044	48,504
		18,977,014
Health Care — 12.9%
AbbVie	16,967	1,531,271
Aetna	3,578	608,366
Alexion Pharmaceuticals *	2,351	281,321
Align Technology *	757	180,908
Anthem	2,786	582,859
Baxter International	5,303	341,884
Biogen Idec *	2,247	700,300
Boston Scientific *	14,770	415,628
Celgene *	8,322	840,272
Centene *	1,753	164,204
Cigna	2,671	526,775
CR Bard	744	243,340
DaVita *	1,621	98,460
DENTSPLY SIRONA	2,382	145,469
Edwards Lifesciences *	2,234	228,382
Eli Lilly	10,300	843,982
Express Scripts Holding *	6,230	381,837
Gilead Sciences	13,891	1,041,269
Henry Schein *	1,636	128,590
Hologic *	2,840	107,494
Humana	1,560	398,346

The accompanying notes are an integral part of the financial statements.

120

Schedule of Investments	October 31, 2017

Global X S&P 500® Catholic Values ETF

	Shares	Value
COMMON STOCK — continued
Health Care — continued
IDEXX Laboratories *	904	$150,218
Illumina *	1,530	313,941
Incyte *	1,750	198,188
Intuitive Surgical *	1,205	452,309
Laboratory Corp of America Holdings *	1,040	159,858
Medtronic	14,409	1,160,212
Patterson	850	31,450
Quest Diagnostics	1,414	132,605
Quintiles IMS Holdings *	1,592	172,095
Regeneron Pharmaceuticals *	835	336,188
ResMed	1,485	125,007
Stryker	3,413	528,571
Varian Medical Systems *	966	100,648
Vertex Pharmaceuticals *	2,734	399,793
Waters *	818	160,369
Zimmer Biomet Holdings	2,110	256,618
Zoetis, Cl A	5,154	328,928
		14,797,955
Industrials — 11.5%
3M	4,655	1,071,534
Accenture, Cl A	3,244	461,817
Acuity Brands	370	61,864
Advanced Micro Devices *	4,089	44,918
Allegion	799	66,629
Alliance Data Systems	242	54,143
AMETEK	1,871	126,274
Amphenol, Cl A	1,626	141,462
AO Smith	1,114	65,949
Automatic Data Processing	2,369	275,420
Ball	1,785	76,630
Caterpillar	4,636	629,568
CH Robinson Worldwide	1,144	89,838
Cintas	697	103,881
CSX	7,178	361,987
Cummins	1,203	212,787
Deere	2,494	331,403
Dover	1,259	120,222
Eaton	3,371	269,747
Emerson Electric	5,016	323,332
Expeditors International of Washington	1,469	85,760
Fastenal	2,348	110,286
FedEx	1,927	435,136
Fidelity National Information Services	1,710	158,620
Fiserv *	1,147	148,456

The accompanying notes are an integral part of the financial statements.

121

Schedule of Investments	October 31, 2017

Global X S&P 500® Catholic Values ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
FLIR Systems	740	$34,647
Flowserve	1,067	47,023
Fortive	2,437	176,098
Fortune Brands Home & Security	1,251	82,641
Global Payments	813	84,511
Illinois Tool Works	2,421	378,934
Ingersoll-Rand	1,992	176,491
Jacobs Engineering Group	993	57,802
JB Hunt Transport Services	729	77,558
Johnson Controls International	7,302	302,229
Kansas City Southern	875	91,193
Martin Marietta Materials	323	70,043
Masco	2,651	105,563
Mettler-Toledo International *	278	189,771
Norfolk Southern	2,253	296,089
PACCAR	2,732	195,966
Packaging Corp of America	468	54,414
Parker-Hannifin	1,034	188,819
Paychex	1,684	107,422
PayPal Holdings *	5,906	428,539
Pentair	1,346	94,839
Quanta Services *	1,275	48,106
Republic Services, Cl A	1,867	121,486
Robert Half International	1,067	55,239
Rockwell Automation	1,039	208,652
Roper Technologies	816	210,667
Sealed Air	1,034	45,734
Sherwin-Williams	428	169,124
Stericycle *	697	49,382
TE Connectivity	1,858	169,022
Total System Services	888	63,980
TransDigm Group	379	105,173
Union Pacific	6,266	725,540
United Parcel Service, Cl B	5,346	628,316
United Rentals *	676	95,640
United Technologies	5,784	692,691
Verisk Analytics, Cl A *	1,261	107,248
Vulcan Materials	670	81,572
Waste Management	3,162	259,822
Westrock	1,330	81,569
WW Grainger	444	87,779
Xerox	1,122	34,008
Xylem	1,461	97,200
		13,206,205

The accompanying notes are an integral part of the financial statements.

122

Schedule of Investments	October 31, 2017

Global X S&P 500® Catholic Values ETF

	Shares	Value
COMMON STOCK — continued
Oil & Gas — 5.8%
Anadarko Petroleum	2,928	$144,555
Andeavor	739	78,511
Apache	1,985	82,119
Baker Hughes a GE	2,244	70,529
Cabot Oil & Gas	2,427	67,228
Chesapeake Energy *	3,658	14,266
Chevron	9,789	1,134,447
Cimarex Energy	502	58,699
Concho Resources *	784	105,221
ConocoPhillips	6,401	327,411
Devon Energy	2,742	101,180
EOG Resources	3,026	302,207
EQT	895	55,973
ExxonMobil	21,893	1,824,782
Halliburton	4,512	192,843
Helmerich & Payne	590	32,043
Hess	1,394	61,559
Kinder Morgan	10,028	181,607
Marathon Oil	4,428	62,966
Marathon Petroleum	2,738	163,568
National Oilwell Varco	1,981	67,730
Newfield Exploration *	1,036	31,898
Noble Energy	2,252	62,763
Occidental Petroleum	3,986	257,376
Phillips 66	2,303	209,757
Pioneer Natural Resources	886	132,608
Range Resources	960	17,386
Schlumberger	7,199	460,736
TechnipFMC	2,439	66,804
Valero Energy	2,359	186,102
Williams	4,267	121,610
		6,676,484
Real Estate Investment Trusts — 2.9%
Alexandria Real Estate Equities	469	58,137
American Tower, Cl A	2,219	318,803
Apartment Investment & Management, Cl A	814	35,800
AvalonBay Communities	734	133,096
Boston Properties	814	98,641
Crown Castle International	1,967	210,626
Digital Realty Trust	1,057	125,191
Duke Realty	1,761	50,153
Equinix	416	192,816
Equity Residential	1,910	128,467
Essex Property Trust	351	92,113

The accompanying notes are an integral part of the financial statements.

123

Schedule of Investments	October 31, 2017

Global X S&P 500® Catholic Values ETF

	Shares	Value
COMMON STOCK — continued
Real Estate Investment Trusts — continued
Extra Space Storage	666	$54,339
Federal Realty Investment Trust	370	44,592
GGP	3,035	59,061
HCP	2,432	62,843
Host Hotels & Resorts	3,862	75,541
Iron Mountain	1,271	50,840
Kimco Realty	2,191	39,789
Macerich	640	34,944
Mid-America Apartment Communities	559	57,214
ProLogis	2,732	176,433
Public Storage	781	161,862
Realty Income	1,433	76,909
Regency Centers	763	46,963
SBA Communications, Cl A *	608	95,565
Simon Property Group	1,617	251,168
SL Green Realty	518	49,562
UDR	1,389	53,879
Ventas	1,845	115,774
Vornado Realty Trust	888	66,476
Welltower	1,883	126,086
Weyerhaeuser	3,904	140,193
		3,283,876
Technology — 20.5%
Adobe Systems *	2,588	453,314
Akamai Technologies *	896	46,816
Alphabet, Cl A *	1,552	1,603,278
Alphabet, Cl C *	1,586	1,612,391
Analog Devices	1,913	174,657
ANSYS *	443	60,563
Apple	27,037	4,570,334
Applied Materials	5,677	320,353
Autodesk *	1,042	130,208
Broadcom	2,103	555,003
CA	1,616	52,326
Cadence Design Systems *	1,409	60,812
Cerner *	3,412	230,378
Cisco Systems	26,084	890,769
Citrix Systems *	814	67,245
Cognizant Technology Solutions, Cl A	3,167	239,647
DXC Technology	1,475	134,992
F5 Networks *	351	42,566
Facebook, Cl A *	12,401	2,232,925
Garmin	592	33,513
Gartner *	471	59,021

The accompanying notes are an integral part of the financial statements.

124

Schedule of Investments	October 31, 2017

Global X S&P 500® Catholic Values ETF

	Shares	Value
COMMON STOCK — continued
Technology — continued
Hewlett Packard Enterprise	8,717	$121,341
HP	8,969	193,282
Intel	24,567	1,117,553
International Business Machines	4,477	689,727
Intuit	1,271	191,946
Juniper Networks	1,968	48,865
KLA-Tencor	814	88,636
Lam Research	844	176,033
Microchip Technology	1,252	118,690
Micron Technology *	5,457	241,800
Microsoft	40,309	3,352,903
Motorola Solutions	870	78,770
NetApp	1,478	65,653
NVIDIA	3,116	644,420
Oracle	15,678	798,010
Qorvo *	666	50,489
QUALCOMM	7,869	401,398
Red Hat *	962	116,238
salesforce.com *	3,503	358,497
Seagate Technology	1,554	57,451
Skyworks Solutions	962	109,533
Symantec	3,233	105,073
Synopsys *	797	68,956
Texas Instruments	5,213	504,045
VeriSign *	493	53,007
Western Digital	1,581	141,136
Xilinx	1,332	98,155
		23,562,718
Telecommunications — 2.0%
AT&T	32,883	1,106,514
CenturyLink	5,082	96,507
Verizon Communications	21,843	1,045,624
		2,248,645
Utilities — 3.3%
AES	3,440	36,567
Alliant Energy	1,183	51,177
Ameren	1,264	78,355
American Electric Power	2,577	191,755
American Water Works	945	82,933
CenterPoint Energy	2,243	66,348
CMS Energy	1,478	71,491
Consolidated Edison	1,589	136,733
Dominion Energy	3,275	265,733
DTE Energy	960	106,042

The accompanying notes are an integral part of the financial statements.

125

Schedule of Investments	October 31, 2017

Global X S&P 500® Catholic Values ETF

	Shares	Value
COMMON STOCK — continued
Utilities — continued
Duke Energy	3,692	$326,041
Edison International	1,706	136,395
Entergy	960	82,810
Eversource Energy	1,638	102,604
Exelon	4,829	194,174
FirstEnergy	2,236	73,676
NextEra Energy	2,426	376,200
NiSource	1,704	44,934
NRG Energy	1,631	40,775
ONEOK	2,012	109,191
PG&E	2,734	157,943
Pinnacle West Capital	592	51,924
PPL	3,556	133,563
Public Service Enterprise Group	2,668	131,266
SCANA	740	31,924
Sempra Energy	1,326	155,805
Southern	5,223	272,641
WEC Energy Group	1,636	110,250
Xcel Energy	2,666	132,020
		3,751,270
TOTAL COMMON STOCK (COST $102,641,702)		114,463,829
TOTAL INVESTMENTS — 99.9%
(Cost $102,641,702)		$114,463,829

Percentages are based on Net Assets of $114,580,740.

*	Non-income producing security.

Cl — Class

S&P — Standard & Poor's

As of October 31, 2017, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended October 31, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments.

The accompanying notes are an integral part of the financial statements.

126

Statements of Assets and Liabilities

October 31, 2017

	Global X SuperDividend® ETF	Global X SuperDividend® U.S. ETF		Global X MSCI SuperDividend® EAFE ETF	Global X MSCI SuperDividend® Emerging Markets ETF
Assets:
Cost of Investments	$977,631,036	$397,229,451		$1,664,206	$12,436,502
Cost of Repurchase Agreement	47,215,366	7,694,259		—	—
Cost of Foreign Currency	41,491	—		1	9,223
Investments, at Value	$987,288,602 *	$424,263,412	*	$1,812,849	$12,691,946
Repurchase Agreement, at Value	47,215,366	7,694,259		—	—
Cash	2,829,564	824,629		—	23,138
Foreign Currency, at Value	41,533	—		1	9,404
Dividend and Interest Receivable	2,838,732	622,252		1,939	29,175
Reclaim Receivable	364,260	20,348		3,153	—
Unrealized Appreciation on Spot Contracts	156	—		—	6
Due from Broker	28,003	12,073		—	18,142
Total Assets	1,040,606,216	433,436,973		1,817,942	12,771,811
Liabilities:
Obligation to Return Securities Lending Collateral	47,215,366	7,694,259		—	—
Payable due to Investment Adviser	497,419	163,439		851	7,081
Cash Overdraft	—	—		3,881	—
Accrued Foreign Capital Gains Tax on Appreciated Securities	—	—		—	16,403
Total Liabilities	47,712,785	7,857,698		4,732	23,484
Net Assets	$992,893,431	$425,579,275		$1,813,210	$12,748,327
Net Assets Consist of:
Paid-in Capital	$1,090,047,715	$451,980,900		$1,629,030	$12,661,951
Undistributed (Distributions in Excess of) Net Investment Income	(5,559,018)	—		21,675	78,164
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(101,230,049)	(53,435,586)		13,684	(230,768)
Net Unrealized Appreciation on Investments	9,657,566	27,033,961		148,643	255,444
Net Unrealized Appreciation (Depreciation) on Foreign Currency Translations	(22,783)	—		178	(61)
Foreign Capital Gains Tax on Appreciated Securities	—	—		—	(16,403)
Net Assets	$992,893,431	$425,579,275		$1,813,210	$12,748,327
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	46,150,000	16,900,000		100,000	800,000
Net Asset Value, Offering and Redemption Price Per Share	$21.51	$25.18		$18.13	$15.94
*Includes Market Value of Securities on Loan	$45,096,945	$7,507,034		$—	$—

The accompanying notes are an integral part of the financial statements.

127

Statements of Assets and Liabilities

October 31, 2017

	Global X SuperDividend® REIT ETF	Global X SuperIncome™ Preferred ETF	Global X Social Media ETF		Global X | JPMorgan Efficiente Index ETF
Assets:
Cost of Investments	$50,362,335	$251,830,640	$143,072,574		$4,901,666
Cost of Repurchase Agreement	—	11,828,524	12,861,023		—
Cost of Foreign Currency	6,776	—	—		—
Investments, at Value	$51,678,481	$234,816,649 *	$164,716,572	*	$5,237,089
Repurchase Agreement, at Value	—	11,828,524	12,861,023		—
Cash	220,098	971,299	326,921		2,618
Foreign Currency, at Value	6,776	—	—		—
Dividend and Interest Receivable	103,070	438,728	42,489		—
Reclaim Receivable	2,312	—	13,811		—
Unrealized Appreciation on Foreign Spot Currency Contracts	27	—	—		—
Receivable for Capital Shares Sold	—	—	1,633,567		—
Receivable for Investment Securities Sold	—	4,304,435	19,074,124		—
Total Assets	52,010,764	252,359,635	198,668,507		5,239,707
Liabilities:
Obligation to Return Securities Lending Collateral	—	11,828,524	12,861,023		—
Payable due to Investment Adviser	24,644	118,602	88,710		3,059
Payable for Investment Securities Purchased	—	1,594,298	20,720,773		—
Payable for Capital Shares Redeemed	—	2,487,704	—		—
Unrealized Depreciation on Foreign Spot Currency Contracts	—	—	469		—
Total Liabilities	24,644	16,029,128	33,670,975		3,059
Net Assets	$51,986,120	$236,330,507	$164,997,532		$5,236,648
Net Assets Consist of:
Paid-in Capital	$51,065,309	$279,818,000	$158,344,392		$6,661,861
Undistributed (Distributions in Excess of) Net Investment Income	(654,976)	199,762	605,595		105,750
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	259,675	(26,673,264)	(15,599,056)		(1,866,386)
Net Unrealized Appreciation (Depreciation) on Investments	1,316,146	(17,013,991)	21,643,998		335,423
Net Unrealized Appreciation (Depreciation) on Foreign Currency Translations	(34)	—	2,603		—
Net Assets	$51,986,120	$236,330,507	$164,997,532		$5,236,648
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,400,000	19,000,000	5,050,000		200,000
Net Asset Value, Offering and Redemption Price Per Share	$15.29	$12.44	$32.67		$26.18
*Includes Market Value of Securities on Loan	$—	$11,553,181	$12,668,197		$—

The accompanying notes are an integral part of the financial statements.

128

Statements of Assets and Liabilities

October 31, 2017

	Global X | JPMorgan US Sector Rotator Index ETF	Global X Guru® Index ETF		Global X Scientific Beta US ETF	Global X Scientific Beta Europe ETF
Assets:
Cost of Investments	$4,992,578	$50,598,162		$120,872,101	$18,741,440
Cost of Repurchase Agreement	—	2,042,027		—	—
Cost of Foreign Currency	—	—		—	1,602
Investments, at Value	$5,101,491	$55,884,568	*	$134,990,079	$21,272,907
Repurchase Agreement, at Value	—	2,042,027		—	—
Cash	3,860	84,672		137,762	5,630
Foreign Currency, at Value	—	—		—	1,600
Dividend and Interest Receivable	—	21,324		78,070	17,974
Reclaim Receivable	—	767		—	35,709
Total Assets	5,105,351	58,033,358		135,205,911	21,333,820
Liabilities:
Obligation to Return Securities Lending Collateral	—	2,042,027		—	—
Payable due to Investment Adviser	3,243	35,542		21,709	6,943
Unrealized Depreciation on Foreign Spot Currency Contracts	—	—		—	2
Due to Broker	—	—		214	3,608
Total Liabilities	3,243	2,077,569		21,923	10,553
Net Assets	$5,102,108	$55,955,789		$135,183,988	$21,323,267
Net Assets Consist of:
Paid-in Capital	$6,839,154	$80,140,265		$120,925,967	$19,025,354
Undistributed Net Investment Income	53,269	135,050		1,398,110	369,916
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(1,899,228)	(29,605,932)		(1,258,067)	(604,289)
Net Unrealized Appreciation on Investments	108,913	5,286,406		14,117,978	2,531,467
Net Unrealized Appreciation on Foreign Currency Translations	—	—		—	819
Net Assets	$5,102,108	$55,955,789		$135,183,988	$21,323,267
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	200,000	1,950,000		4,500,000	750,000
Net Asset Value, Offering and Redemption Price Per Share	$25.51	$28.70		$30.04	$28.43
*Includes Market Value of Securities on Loan	$—	$2,026,333		$—	$—

The accompanying notes are an integral part of the financial statements.

129

Statements of Assets and Liabilities

October 31, 2017

	Global X Scientific Beta Japan ETF	Global X Scientific Beta Asia ex-Japan ETF	Global X YieldCo Index ETF	Global X S&P 500® Catholic Values ETF
Assets:
Cost of Investments	$15,014,971	$3,421,334	$18,383,894	$102,641,702
Cost of Foreign Currency	182	—	6,110	—
Investments, at Value	$17,286,834	$3,843,538	$19,971,414	$114,463,829
Foreign Currency, at Value	182	—	6,176	—
Cash	—	10,230	3,234	52,463
Dividend and Interest Receivable	134,308	4,288	19,702	93,411
Unrealized Appreciation on Foreign Spot Currency Contracts	1	—	23	—
Receivable for Investment Securities Sold	—	—	54,356	—
Reclaim Receivable	—	36	1,557	863
Total Assets	17,421,325	3,858,092	20,056,462	114,610,566
Liabilities:
Cash Overdraft	107,151	—	—	—
Payable due to Investment Adviser	5,622	1,250	9,298	27,419
Payable for Foreign Capital Gains Tax on Appreciated Securities	—	—	769	—
Due to Broker	—	—	—	2,407
Total Liabilities	112,773	1,250	10,067	29,826
Net Assets	$17,308,552	$3,856,842	$20,046,395	$114,580,740
Net Assets Consist of:
Paid-in Capital	$15,201,991	$3,676,889	$19,593,533	$101,601,149
Undistributed (Distributions in Excess of) Net Investment Income	177,696	108,830	(62,978)	1,275,311
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(341,633)	(351,081)	(1,071,671)	(117,847)
Net Unrealized Appreciation on Investments	2,271,863	422,204	1,587,520	11,822,127
Net Unrealized Depreciation on Foreign Currency Translations	(1,365)	—	(9)	—
Net Assets	$17,308,552	$3,856,842	$20,046,395	$114,580,740
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	550,000	150,000	1,600,000	3,600,000
Net Asset Value, Offering and Redemption Price Per Share	$31.47	$25.71	$12.53	$31.83

The accompanying notes are an integral part of the financial statements.

130

Statements of Operations

For the year ended October 31, 2017

	Global X SuperDividend® ETF	Global X SuperDividend® U.S. ETF	Global X MSCI SuperDividend® EAFE ETF(1)	Global X MSCI SuperDividend® Emerging Markets ETF
Investment Income:
Dividend Income	$51,376,251	$13,956,823	$95,256	$620,955
Interest Income	5,205	1,867	—	—
Security Lending Income	1,226,099	190,339	—	—
Less: Foreign Taxes Withheld	(2,073,167)	(90,452)	(6,547)	(71,966)
Total Investment Income	50,534,388	14,058,577	88,709	548,989
Supervision and Administration Fees(2)	5,186,440	1,754,120	8,914	60,380
Custodian Fees	23,798	9,027	77	1,150
Total Expenses	5,210,238	1,763,147	8,991	61,530
Waiver of Supervision and Administration Fees	–	–	–	(181)
Net Expenses	5,210,238	1,763,147	8,991	61,349
Net Investment Income	45,324,150	12,295,430	79,718	487,640
Net Realized Gain (Loss) on:
Investments (3)	7,673,679	9,835,037	156,918	733,195
Affiliated Investments	—	—	—	(41,279)
Foreign Currency Transactions	(496,299)	—	369	(4,554)
Net Realized Gain on Investments and Foreign Currency Transactions	7,177,380	9,835,037	157,287	687,362
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	50,186,878	18,157,096	148,643	(365,084)
Foreign Capital Gains Tax on Appreciated Securities	—	—	—	(16,403)
Foreign Currency Translations	34,666	—	178	(69)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	50,221,544	18,157,096	148,821	(381,556)
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions and Translations	57,398,924	27,992,133	306,108	305,806
Net Increase in Net Assets Resulting from Operations	$102,723,074	$40,287,563	$385,826	$793,446

(1)	The Fund commenced operations on November 14, 2016.
(2)	The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)
(3)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

131

Statements of Operations

For the year ended October 31, 2017

	Global X SuperDividend® REIT ETF	Global X SuperIncome™ Preferred ETF	Global X Social Media ETF	Global X | JPMorgan Efficiente Index ETF
Investment Income:
Dividend Income	$2,591,277	$15,991,881	$806,186	$149,517
Interest Income	129	3,632	1,234	82
Security Lending Income	—	299,972	361,036	—
Less: Foreign Taxes Withheld	(72,074)	—	(29,145)	—
Total Investment Income	2,519,332	16,295,485	1,139,311	149,599
Supervision and Administration Fees(1)	230,986	1,354,687	740,547	43,750
Tax Expense	—	—	—	4,565
Custodian Fees	1,412	819	437	97
Total Expenses	232,398	1,355,506	740,984	48,412
Net Expenses	232,398	1,355,506	740,984	48,412
Net Investment Income	2,286,934	14,939,979	398,327	101,187
Net Realized Gain (Loss) on:
Investments (2)	474,972	(3,935,918)	16,529,319	302,416
Foreign Currency Transactions	13,124	—	8,238	—
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	488,096	(3,935,918)	16,537,557	302,416
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,814,027	(8,268,967)	20,941,964	331,982
Foreign Currency Translations	34	—	4,087	—
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	1,814,061	(8,268,967)	20,946,051	331,982
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions and Translations	2,302,157	(12,204,885)	37,483,608	634,398
Net Increase in Net Assets Resulting from Operations	$4,589,091	$2,735,094	$37,881,935	$735,585

(1)	The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)
(2)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

132

Statements of Operations

For the year ended October 31, 2017

	Global X | JPMorgan US Sector Rotator Index ETF	Global X Guru® Index ETF	Global X Scientific Beta US ETF	Global X Scientific Beta Europe ETF
Investment Income:
Dividend Income	$156,103	$721,613	$1,912,113	$521,642
Interest Income	143	340	1	—
Security Lending Income	—	11,114	—	—
Less: Foreign Taxes Withheld	—	(2,228)	—	(45,935)
Total Investment Income	156,246	730,839	1,912,114	475,707
Supervision and Administration Fees(1)	49,672	424,964	355,867	64,722
Custodian Fees	84	359	54	75
Total Expenses	49,756	425,323	355,921	64,797
Waiver of Supervision and Administration Fees	–	–	(162,684)	–
Net Expenses	49,756	425,323	193,237	64,797
Net Investment Income	106,490	305,516	1,718,877	410,910
Net Realized Gain (Loss) on:
Investments (2)	592,175	5,169,392	2,455,435	1,272,321
Foreign Currency Transactions	—	—	—	(2,455)
Net Realized Gain on Investments and Foreign Currency Transactions	592,175	5,169,392	2,455,435	1,269,866
Net Change in Unrealized Appreciation on:
Investments	30,028	6,897,293	12,815,043	2,749,755
Foreign Currency Translations	—	—	—	1,645
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translations	30,028	6,897,293	12,815,043	2,751,400
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions and Translations	622,203	12,066,685	15,270,478	4,021,266
Net Increase in Net Assets Resulting from Operations	$728,693	$12,372,201	$16,989,355	$4,432,176

(1)	The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)
(2)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

133

Statements of Operations

For the year ended October 31, 2017

	Global X Scientific Beta Japan ETF	Global X Scientific Beta Asia ex-Japan ETF	Global X YieldCo Index ETF	Global X S&P 500® Catholic Values ETF
Investment Income:
Dividend Income	$371,335	$129,032	$353,281	$1,711,140
Interest Income	—	—	18	—
Less: Foreign Taxes Withheld	(39,982)	(3,352)	(26,184)	—
Total Investment Income	331,353	125,680	327,115	1,711,140
Supervision and Administration Fees(1)	62,034	11,269	70,197	344,787
Custodian Fees	1,091	44	394	89
Total Expenses	63,125	11,313	70,591	344,876
Waiver of Supervision and Administration Fees	–	–	–	(88,406)
Net Expenses	63,125	11,313	70,591	256,470
Net Investment Income	268,228	114,367	256,524	1,454,670
Net Realized Gain (Loss) on:
Investments (2)	1,343,255	(10,700)	268,165	3,679,540
Foreign Currency Transactions	(9,018)	(88)	380	—
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	1,334,237	(10,788)	268,545	3,679,540
Net Change in Unrealized Appreciation on:
Investments	1,127,370	382,154	1,235,994	12,367,503
Foreign Currency Translations	2,364	—	18	—
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translations	1,129,734	382,154	1,236,012	12,367,503
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions and Translations	2,463,971	371,366	1,504,557	16,047,043
Net Increase in Net Assets Resulting from Operations	$2,732,199	$485,733	$1,761,081	$17,501,713

(1)	The Supervision and Administration fees reflect the supervisory and administrative fee, which includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)
(2)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

134

Statements of Changes in Net Assets

	Global X SuperDividend® ETF		Global X SuperDividend® U.S. ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$45,324,150	$44,596,638	$12,295,430	$11,198,049
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(1)	7,177,380	(47,197,182)	9,835,037	(35,817,624)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	50,221,544	42,724,965	18,157,096	29,835,507
Net Increase in Net Assets Resulting from Operations	102,723,074	40,124,421	40,287,563	5,215,932
Dividends and Distributions from:
Net Investment Income	(50,713,102)	(50,746,230)	(14,750,888)	(12,821,203)
Return of Capital	(9,476,648)	(5,683,920)	(9,099,887)	(8,107,347)
Total Dividends and Distributions	(60,189,750)	(56,430,150)	(23,850,775)	(20,928,550)
Capital Share Transactions:
Issued	169,457,269	49,804,205	100,563,759	127,291,547
Redeemed	(20,913,187)	(112,348,453)	(29,817,886)	(48,180,940)
Increase (Decrease) in Net Assets from Capital Share Transactions	148,544,082	(62,544,248)	70,745,873	79,110,607
Total Increase (Decrease) in Net Assets	191,077,406	(78,849,977)	87,182,661	63,397,989
Net Assets:
Beginning of Year	801,816,025	880,666,002	338,396,614	274,998,625
End of Year	$992,893,431	$801,816,025	$425,579,275	$338,396,614
Distributions in Excess of Net Investment Income	$(5,559,018)	$(1,599,748)	$—	$(1)
Share Transactions:
Issued	7,900,000	2,400,000	4,000,000	5,200,000
Redeemed	(1,000,000)	(5,800,000)	(1,200,000)	(2,000,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	6,900,000	(3,400,000)	2,800,000	3,200,000

(1)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

135

Statements of Changes in Net Assets

	Global X MSCI SuperDividend® EAFE ETF	Global X MSCI SuperDividend® Emerging Markets ETF
	Period Ended October 31, 2017(1)	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$79,718	$487,640	$147,339
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(2)	157,287	687,362	(739,339)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	148,821	(381,556)	1,090,676
Net Increase in Net Assets Resulting from Operations	385,826	793,446	498,676
Dividends and Distributions from:
Net Investment Income	(58,777)	(411,165)	(191,294)
Total Dividends and Distributions	(58,777)	(411,165)	(191,294)
Capital Share Transactions:
Issued	2,351,238	9,447,157	—
Redeemed	(865,077)	(821,544)	—
Increase in Net Assets from Capital Share Transactions	1,486,161	8,625,613	—
Total Increase in Net Assets	1,813,210	9,007,894	307,382
Net Assets:
Beginning of Year	—	3,740,433	3,433,051
End of Year	$1,813,210	$12,748,327	$3,740,433
Undistributed Net Investment Income	$21,675	$78,164	$1,635
Share Transactions:
Issued	150,000	600,000	—
Redeemed	(50,000)	(50,000)	—
Net Increase in Shares Outstanding from Share Transactions	100,000	550,000	—

(1)	The Fund commenced operations on November 14, 2016.
(2)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

136

Statements of Changes in Net Assets

	Global X SuperDividend® REIT ETF		Global X SuperIncome™ Preferred ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$2,286,934	$763,778	$14,939,979	$14,698,378
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(1)	488,096	(107,212)	(3,935,918)	(15,342,553)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	1,814,061	(135,303)	(8,268,967)	8,059,993
Net Increase in Net Assets Resulting from Operations	4,589,091	521,263	2,735,094	7,415,818
Dividends and Distributions from:
Net Investment Income	(2,947,750)	(892,500)	(15,532,201)	(14,776,181)
Return of Capital	—	—	(716,030)	—
Total Dividends and Distributions	(2,947,750)	(892,500)	(16,248,231)	(14,776,181)
Capital Share Transactions:
Issued	25,482,477	30,719,755	40,670,341	37,190,345
Redeemed	(9,440,021)	—	(23,032,945)	(33,050,541)
Increase in Net Assets from Capital Share Transactions	16,042,456	30,719,755	17,637,396	4,139,804
Total Increase (Decrease) in Net Assets	17,683,797	30,348,518	4,124,259	(3,220,559)
Net Assets:
Beginning of Year	34,302,323	3,953,805	232,206,248	235,426,807
End of Year	$51,986,120	$34,302,323	$236,330,507	$232,206,248
Undistributed (Distributions in Excess of) Net Investment Income	$(654,976)	$(80,141)	$199,762	$513,583
Share Transactions:
Issued	1,700,000	2,050,000	3,150,000	2,750,000
Redeemed	(650,000)	—	(1,800,000)	(2,550,000)
Net Increase in Shares Outstanding from Share Transactions	1,050,000	2,050,000	1,350,000	200,000

(1)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

137

Statements of Changes in Net Assets

	Global X Social Media ETF		Global X | JPMorgan Efficiente Index ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$398,327	$98,737	$101,187	$157,576
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(1)	16,537,557	(9,550,529)	302,416	264,481
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	20,946,051	15,461,891	331,982	(22,888)
Net Increase in Net Assets Resulting from Operations	37,881,935	6,010,099	735,585	399,169
Dividends and Distributions from:
Net Investment Income	(126,360)	(6,875)	(198,988)	(312,783)
Total Dividends and Distributions	(126,360)	(6,875)	(198,988)	(312,783)
Capital Share Transactions:
Issued	68,430,889	94,491,559	—	1,121,897
Redeemed	(75,299,670)	(43,528,797)	(2,514,605)	(2,296,047)
Increase (Decrease) in Net Assets from Capital Share Transactions	(6,868,781)	50,962,762	(2,514,605)	(1,174,150)
Total Increase (Decrease) in Net Assets	30,886,794	56,965,986	(1,978,008)	(1,087,764)
Net Assets:
Beginning of Year	134,110,738	77,144,752	7,214,656	8,302,420
End of Year	$164,997,532	$134,110,738	$5,236,648	$7,214,656
Undistributed Net Investment Income	$605,595	$60,572	$105,750	$95,278
Share Transactions:
Issued	2,500,000	4,150,000	—	50,000
Redeemed	(3,150,000)	(2,450,000)	(100,000)	(100,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(650,000)	1,700,000	(100,000)	(50,000)

(1)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

138

Statements of Changes in Net Assets

	Global X | JPMorgan US Sector Rotator Index ETF		Global X Guru® Index ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$106,490	$208,806	$305,516	$574,870
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(1)	592,175	397,550	5,169,392	(18,740,544)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	30,028	(106,031)	6,897,293	8,344,218
Net Increase (Decrease) in Net Assets Resulting from Operations	728,693	500,325	12,372,201	(9,821,456)
Dividends and Distributions from:
Net Investment Income	(190,176)	(197,183)	(122,367)	(635,053)
Return of Capital	—	—	—	(125,403)
Total Dividends and Distributions	(190,176)	(197,183)	(122,367)	(760,456)
Capital Share Transactions:
Issued	—	3,404,929	—	10,209,709
Redeemed	(6,142,683)	(7,129,086)	(15,307,477)	(125,119,219)
Decrease in Net Assets from Capital Share Transactions	(6,142,683)	(3,724,157)	(15,307,477)	(114,909,510)
Total Decrease in Net Assets	(5,604,166)	(3,421,015)	(3,057,643)	(125,491,422)
Net Assets:
Beginning of Year	10,706,274	14,127,289	59,013,432	184,504,854
End of Year	$5,102,108	$10,706,274	$55,955,789	$59,013,432
Undistributed Net Investment Income	$53,269	$143,599	$135,050	$3
Share Transactions:
Issued	—	150,000	—	450,000
Redeemed	(250,000)	(300,000)	(600,000)	(5,600,000)
Net Decrease in Shares Outstanding from Share Transactions	(250,000)	(150,000)	(600,000)	(5,150,000)

(1)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

139

Statements of Changes in Net Assets

	Global X Scientific Beta US ETF		Global X Scientific Beta Europe ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$1,718,877	$617,728	$410,910	$307,060
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(1)	2,455,435	(471,109)	1,269,866	(280,728)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	12,815,043	1,327,566	2,751,400	(154,353)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,989,355	1,474,185	4,432,176	(128,021)
Dividends and Distributions from:
Net Investment Income	(942,969)	(29,000)	(373,503)	(34,296)
Total Dividends and Distributions	(942,969)	(29,000)	(373,503)	(34,296)
Capital Share Transactions:
Issued	64,474,236	62,290,080	10,288,569	10,168,892
Redeemed	(11,538,411)	—	(5,471,340)	—
Increase in Net Assets from Capital Share Transactions	52,935,825	62,290,080	4,817,229	10,168,892
Total Increase in Net Assets	68,982,211	63,735,265	8,875,902	10,006,575
Net Assets:
Beginning of Year	66,201,777	2,466,512	12,447,365	2,440,790
End of Year	$135,183,988	$66,201,777	$21,323,267	$12,447,365
Undistributed Net Investment Income	$1,398,110	$622,202	$369,916	$296,809
Share Transactions:
Issued	2,300,000	2,500,000	400,000	450,000
Redeemed	(400,000)	—	(200,000)	—
Net Increase in Shares Outstanding from Share Transactions	1,900,000	2,500,000	200,000	450,000

(1)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

140

Statements of Changes in Net Assets

	Global X Scientific Beta Japan ETF		Global X Scientific Beta Asia ex-Japan ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$268,228	$189,188	$114,367	$79,533
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(1)	1,334,237	(99,791)	(10,788)	(206,781)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translations	1,129,734	1,142,600	382,154	322,760
Net Increase in Net Assets Resulting from Operations	2,732,199	1,231,997	485,733	195,512
Dividends and Distributions from:
Net Investment Income	(372,358)	(20,668)	(101,714)	(62,417)
Net Realized Gains	—	(1,165)	—	—
Total Dividends and Distributions	(372,358)	(21,833)	(101,714)	(62,417)
Capital Share Transactions:
Issued	7,230,845	9,959,734	1,176,937	—
Redeemed	(5,970,573)	—	—	—
Increase in Net Assets from Capital Share Transactions	1,260,272	9,959,734	1,176,937	—
Total Increase in Net Assets	3,620,113	11,169,898	1,560,956	133,095
Net Assets:
Beginning of Year	13,688,439	2,518,541	2,295,886	2,162,791
End of Year	$17,308,552	$13,688,439	$3,856,842	$2,295,886
Undistributed Net Investment Income	$177,696	$281,015	$108,830	$76,164
Share Transactions:
Issued	250,000	400,000	50,000	—
Redeemed	(200,000)	—	—	—
Net Increase in Shares Outstanding from Share Transactions	50,000	400,000	50,000	—

(1)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

141

Statements of Changes in Net Assets

	Global X YieldCo Index ETF		Global X S&P 500® Catholic Values ETF
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Period Ended October 31, 2016(1)
Operations:
Net Investment Income	$256,524	$187,223	$1,454,670	$145,542
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(2)	268,545	(878,128)	3,679,540	(15,451)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	1,236,012	1,238,942	12,367,503	(545,376)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,761,081	548,037	17,501,713	(415,285)
Dividends and Distributions from:
Net Investment Income	(421,625)	(199,159)	(325,821)	—
Net Realized Gains	—	—	(4,312)	—
Return of Capital	—	(76,200)	—	—
Total Dividends and Distributions	(421,625)	(275,359)	(330,133)	—
Capital Share Transactions:
Issued	13,196,907	4,187,034	80,954,875	40,314,242
Redeemed	(1,185,410)	(1,083,579)	(23,444,672)	—
Increase in Net Assets from Capital Share Transactions	12,011,497	3,103,455	57,510,203	40,314,242
Total Increase in Net Assets	13,350,953	3,376,133	74,681,783	39,898,957
Net Assets:
Beginning of Year	6,695,442	3,319,309	39,898,957	—
End of Year	$20,046,395	$6,695,442	$114,580,740	$39,898,957
Undistributed (Distributions in Excess of) Net Investment Income	$(62,978)	$(16)	$1,275,311	$146,462
Share Transactions:
Issued	1,100,000	400,000	2,850,000	1,550,000
Redeemed	(100,000)	(100,000)	(800,000)	—
Net Increase in Shares Outstanding from Share Transactions	1,000,000	300,000	2,050,000	1,550,000

(1)	The Fund commenced operations on April 18, 2016.
(2)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

142

Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*		Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income (Loss) to Average Net Assets (%)		Portfolio Turnover (%)††
Global X SuperDividend® ETF
2017	20.43	1.08		1.45	2.53	(1.22)	—	(0.23)	(1.45)	21.51	12.69	992,893	0.58		5.07		67.38
2016	20.65	1.15		0.08	1.23	(1.30)	—	(0.15)	(1.45)	20.43	6.23	801,816	0.58		5.67		39.06
2015	24.24	1.26		(3.36)	(2.10)	(1.44)	(0.05)	—	(1.49)	20.65	(9.01)	880,666	0.58		5.58		26.12
2014	23.74	1.40		0.56	1.96	(1.46)	—	—	(1.46)	24.24	8.41	1,037,576	0.58		5.71		33.63
2013	21.86	1.34		2.27	3.61	(1.73)	—	—	(1.73)	23.74	17.34	775,238	0.58		5.93		43.64
Global X SuperDividend® U.S. ETF
2017	24.00	0.79	#	1.94	2.73	(0.96)	—	(0.59)	(1.55)	25.18	11.64	425,579	0.45		3.15#		53.01
2016	25.23	0.92	#	(0.40)	0.52	(1.07)	—	(0.68)	(1.75)	24.00	2.13	338,397	0.45		3.77#		53.45
2015	29.60	1.71		(4.19)	(2.48)	(1.23)	—	(0.66)	(1.89)	25.23	(8.67)	274,999	0.45		6.25		42.51
2014	25.94	1.78		3.45	5.23	(1.41)	—	(0.16)	(1.57)	29.60	20.80	276,715	0.45		6.32		40.04
2013(1)	25.15	0.98		0.82	1.80	(0.91)	—	(0.10)	(1.01)	25.94	7.32	51,879	0.45	†	6.02	†	20.36
Global X MSCI SuperDividend® EAFE ETF
2017(2)	14.87	0.81		3.04	3.85	(0.59)	—	—	(0.59)	18.13	26.19	1,813	0.56	†	4.97	†	45.40
Global X MSCI SuperDividend® Emerging Markets ETF
2017	14.96	0.83		0.91	1.74	(0.76)	—	—	(0.76)	15.94	11.95	12,748	0.66		5.25		122.32
2016	13.73	0.59		1.41	2.00	(0.77)	—	—	(0.77)	14.96	15.58	3,740	0.65		4.49		64.83
2015(3)	14.90	0.66		(1.34)	(0.68)	(0.49)	—	—	(0.49)	13.73	(4.89)	3,433	0.65	†	6.72	†	1.25
Global X SuperDividend® REIT ETF
2017	14.60	0.86		0.96	1.82	(1.13)	—	—	(1.13)	15.29	13.00	51,986	0.58		5.74		54.96
2016	13.18	0.91		1.72	2.63	(1.21)	—	—	(1.21)	14.60	21.01	34,302	0.56		6.23		16.87
2015(3)	15.12	0.63		(1.95)	(1.32)	(0.62)	—	—	(0.62)	13.18	(8.86)	3,954	0.54	†	7.20	†	1.45
Global X SuperIncome™ Preferred ETF
2017	13.16	0.82		(0.65)	0.17	(0.85)	—	(0.04)	(0.89)	12.44	1.31	236,331	0.58		6.39		45.12
2016	13.49	0.91		(0.33)	0.58	(0.91)	—	—	(0.91)	13.16	4.44	232,206	0.58		6.81		47.62
2015	14.74	0.95		(1.21)	(0.26)	(0.99)	—	—	(0.99)	13.49	(1.95)	235,427	0.58		6.68		76.54
2014	14.81	1.01		(0.02)	0.99	(1.06)	—	—	(1.06)	14.74	6.89	162,875	0.58		6.78		85.07
2013^	14.65	0.31		0.18	0.49	(0.33)	—	—	(0.33)	14.81	3.38	59,965	0.58		6.34		61.86
2013(4)	15.02	1.13		(0.47)	0.66	(1.02)	(0.01)	—	(1.03)	14.65	4.46	35,169	0.58	†	7.84	†	91.98
Global X Social Media ETF
2017	23.53	0.10		9.08	9.18	(0.04)	—	—	(0.04)	32.67	39.09	164,998	0.65		0.35		41.40
2016	19.29	0.02		4.22	4.24	—	—	—	* **	23.53	21.99	134,111	0.65		0.12		39.89
2015	19.30	0.01		(0.01)	—	(0.01)	—	—	(0.01)	19.29	—	77,145	0.65		0.04		26.51
2014	19.38	—		(0.08)	(0.08)	—	—	—	—	19.30	(0.41)	126,418	0.65		(0.01)		26.52
2013	12.83	—		6.66	6.66	(0.11)	—	—	(0.11)	19.38	52.34	95,948	0.65		(0.01)		55.96
Global X | JPMorgan Efficiente Index ETF
2017	24.05	0.40		2.51	2.91	(0.78)	—	—	(0.78)	26.18	12.29	5,237	0.76		1.60		232.58
2016	23.72	0.51		0.86	1.37	(1.04)	—	—	(1.04)	24.05	6.12	7,215	0.69		2.15		387.39
2015	25.49	0.43		(2.04)	(1.61)	(0.16)	—	—	(0.16)	23.72	(6.37)	8,302	0.69		1.70		311.58
2014(5)	24.95	—		0.54	0.54	—	—	—	—	25.49	2.16	2,549	0.69	†	(0.69	)†	—
Global X | JPMorgan US Sector Rotator Index ETF
2017	23.79	0.37		1.89	2.26	(0.54)	—	—	(0.54)	25.51	9.65	5,102	0.69		1.48		815.61
2016	23.55	0.35		0.25	0.60	(0.36)	—	—	(0.36)	23.79	2.60	10,706	0.69		1.50		839.83
2015	25.41	0.20		(1.94)	(1.74)	(0.11)	(0.01)	—	(0.12)	23.55	(6.90)	14,127	0.69		0.82		907.92
2014(5)	25.03	—		0.38	0.38	—	—	—	—	25.41	1.52	2,541	0.69	†	(0.69	)†	63.35

*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
***	Amount rounds to less than $0.00.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
#	Effective November 1, 2015, the Fund changed its method for estimating the characterization of amounts distributed by master limited partnerships, which correspondingly impacted the financial highlight ratios and per share disclosures to the extent that the fund recorded investment income that differed from amounts previously estimated.
^	For the period July 1, 2013 to October 31, 2013. Effective July 1, 2013 the Global X Guru® Index ETF (formerly Global X Top Guru Holdings Index ETF) and Global X SuperIncome™ Preferred ETF each changed their fiscal year end to October 31.
(1)	The Fund commenced operations on March 11, 2013.
(2)	The Fund commenced operations on November 14, 2016.
(3)	The Fund commenced operations on March 16, 2015.
(4)	The Fund commenced operations on July 16, 2012.
(5)	The Fund commenced operations on October 22, 2014.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

143

Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*		Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover (%)††
Global X Guru® Index ETF
2017	23.14	0.14#		5.47	5.61	(0.05)	—	—	(0.05)	28.70	24.30	55,956	0.75		0.54	#	94.71
2016	23.96	0.12#		(0.83)	(0.71)	(0.09)	—	(0.02)	(0.11)	23.14	(2.97)	59,013	0.75		0.52	#	102.07
2015	26.30	0.10		(2.16)	(2.06)	(0.28)	—	—	(0.28)	23.96	(7.94)	184,505	0.75		0.39		129.71
2014	23.99	0.22		2.12	2.34	(0.03)	—	—	(0.03)	26.30	9.76	436,586	0.75		0.88		128.37
2013^	20.68	0.01		3.30	3.31	—	—	—	—	23.99	16.01	241,060	0.75	†	0.10	†	24.89
2013	15.83	0.17		5.66	5.83	(0.20)	(0.78)	—	(0.98)	20.68	38.08	52,740	0.75		0.85		77.25
Global X Scientific Beta US ETF
2017	25.46	0.48		4.44	4.92	(0.34)	—	—	(0.34)	30.04	19.52	135,184	0.19	@	1.69		28.46
2016	24.67	0.46		0.62	1.08	(0.29)	—	—	(0.29)	25.46	4.43	66,202	0.20	@	1.82		32.54
2015(1)	24.90	0.18		(0.41)	(0.23)	—	—	—	—	24.67	(0.92)	2,467	0.35	†	1.55	†	20.90
Global X Scientific Beta Europe ETF
2017	22.63	0.61		5.87	6.48	(0.68)	—	—	(0.68)	28.43	29.54	21,323	0.38		2.41		26.52
2016	24.41	0.66		(2.10)	(1.44)	(0.34)	—	—	(0.34)	22.63	(5.96)	12,447	0.38		2.89		35.72
2015(1)	24.89	0.25		(0.73)	(0.48)	—	—	—	—	24.41	(1.93)	2,441	0.38	†	2.22	†	17.53
Global X Scientific Beta Japan ETF
2017	27.38	0.47		4.36	4.83	(0.74)	—	—	(0.74)	31.47	18.17	17,309	0.39		1.64		17.80
2016	25.19	0.44		1.97	2.41	(0.21)	(0.01)	—	(0.22)	27.38	9.63	13,688	0.38		1.75		82.57
2015(1)	25.07	0.12		—	0.12	—	—	—	—	25.19	0.48	2,519	0.38	†	1.02	†	20.31
Global X Scientific Beta Asia ex-Japan ETF
2017	22.96	0.92		2.85	3.77	(1.02)	—	—	(1.02)	25.71	17.43	3,857	0.38		3.86		53.22
2016	21.63	0.80		1.15	1.95	(0.62)	—	—	(0.62)	22.96	9.29	2,296	0.38		3.61		74.44
2015(1)	24.89	0.44		(3.70)	(3.26)	—	—	—	—	21.63	(13.10)	2,163	0.38	†	4.17	†	59.21
Global X YieldCo Index ETF
2017	11.16	0.28	#	1.59	1.87	(0.50)	—	—	(0.50)	12.53	17.30	20,046	0.65		2.37#		25.99
2016	11.06	0.41	#	0.35	0.76	(0.48)	—	(0.18)	(0.66)	11.16	7.25	6,695	0.66		3.78#		40.25
2015(2)	15.19	0.20		(4.19)	(3.99)	(0.14)	—	—	(0.14)	11.06	(26.39)	3,319	0.65	†	3.72	†	22.97
Global X S&P 500® Catholic Values ETF
2017	25.74	0.48		5.74	6.22	(0.13)	** *	—	(0.13)	31.83	24.27	114,581	0.29@		1.64		6.09
2016(3)	25.14	0.24		0.36	0.60	—	—	—	—	25.74	2.39	39,899	0.29@†		1.75	†	2.80

*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
***	Amount rounds to less than $0.00.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
#	Effective November 1, 2015, the Fund changed its method for estimating the characterization of amounts distributed by master limited partnerships, which correspondingly impacted the financial highlight ratios and per share disclosures to the extent that the fund recorded investment income that differed from amounts previously estimated.
@	The ratio of Expenses to Average Net Assets includes the effect of a waiver. If these offsets were excluded, the ratio would have been 0.35% and 0.39%, for the Global X Scientific Beta US ETF and the Global X S&P 500® Catholic Values ETF, respectively.
^	For the period July 1, 2013 to October 31, 2013. Effective July 1, 2013 the Global X Guru® Index ETF (formerly Global X Top Guru Holdings Index ETF) changed its fiscal year end to October 31.
(1)	The Fund commenced operations on May 12, 2015.
(2)	The Fund commenced operations on May 27, 2015.
(3)	The Fund commenced operations on April 18, 2016.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

144

Notes to Financial Statements

October 31, 2017

1. ORGANIZATION

The Global X Funds (the "Trust") is a Delaware statutory trust formed on March 6, 2008. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of October 31, 2017, the Trust had ninety-six portfolios, fifty-two of which were operational. The financial statements herein and the related notes pertain to the Global X SuperDividend® ETF, Global X SuperDividend® U.S. ETF, Global X MSCI SuperDividend® EAFE ETF, Global X MSCI SuperDividend® Emerging Markets ETF, Global X SuperDividend® REIT ETF, Global X SuperIncome™ Preferred ETF, Global X Social Media ETF, Global X | JPMorgan Efficiente Index ETF, Global X | JPMorgan US Sector Rotator Index ETF , Global X Guru® Index ETF, Global X Scientific Beta US ETF, Global X Scientific Beta Europe ETF, Global X Scientific Beta Japan ETF, Global X Scientific Beta Asia ex-Japan ETF, Global X YieldCo Index ETF and Global X S&P 500® Catholic Values ETF (each a “Fund” collectively, the “Funds”). Each Fund (except the Global X SuperDividend® ETF, Global X SuperDividend® U.S. ETF, Global X Guru® Index ETF, Global X Scientific Beta US ETF, Global X Scientific Beta Europe ETF, Global X Scientific Beta Japan ETF, Global X Scientific Beta Asia ex-Japan ETF, and Global X S&P 500® Catholic Values ETF) had elected non-diversification status.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

USE OF ESTIMATES – The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could materially differ from those estimates.

RETURN OF CAPITAL ESTIMATES – Distributions received by the Funds from underlying MLP investments generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

MLPs – Certain funds may invest in MLPs. MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners: the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity.

145

Notes to Financial Statements (Continued)

October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units.

Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

SECURITY VALUATION - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent mean between the quoted bid and asked prices which approximates fair value (absent both bid and asked prices on such exchange, the bid price may be used).

For securities traded on NASDAQ, the NASDAQ official closing price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the reporting date. The exchange rates used by the Trust for valuation are captured as of the New York or London close each day. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with fair value procedures established by the Board. The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from its primary trading exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing

146

Notes to Financial Statements (Continued)

October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

source is not able or willing to provide a price; or, trading of the security is subject to local government-imposed restrictions.time; the security's primary pricing source is not able or willing to provide a price; or, trading of the security is subject to local government-imposed restrictions. In addition, the Funds may fair value a security if an event that may materially affect the value of the Funds’ security that traded outside the United States (a “Significant Event”) has occurred between the time of the security's last close and the time that the Funds calculate their net asset values. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Global X Management Company LLC, the Fund’s investment advisor (the “Adviser”), becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate net asset values, it may request that a Committee meeting be called. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration all relevant information reasonably available to the Committee. As of October 31, 2017, there were two funds, Global X Scientific Beta Europe ETF and Global X Scientific Bet Asia ex-Japan ETF, with fair valued securities valued at $0 and $37, respectively. There were no other securities priced using the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date

Level 2 – Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost)

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments, and fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year or period ended October 31, 2017, there have been no significant changes to the Funds’ fair valuation methodologies.

147

Notes to Financial Statements (Continued)

October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The unobservable inputs used to determine fair value of Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

DUE TO/FROM BROKERS – Due to/from brokers includes cash and collateral balances with the Funds’ clearing brokers or counterparties at October 31, 2017. The Funds continuously monitor the credit standing of each broker or counterparty with whom they conduct business. In the event a broker or counterparty is unable to fulfill its obligations, the Funds would be subject to counterparty credit risk.

REPURCHASE AGREEMENTS - Securities pledged as collateral for repurchase agreements by Deutsche Bank are held by Citibank N.A. whereas the collateral for repurchase agreements by Barclays Bank are held by BNY Mellon and are designated as being held on each Fund’s behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest.

It is the Funds’ policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the Adviser to be creditworthy. The Funds bear the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations, and the Funds are prevented from exercising their rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period. For financial statement purposes, the Funds record the securities lending collateral (included in Repurchase Agreements, at value or restricted cash) as an asset and the obligation to return securities lending collateral as a liability on the Statements of Assets and Liabilities.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under a MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds.

148

Notes to Financial Statements (Continued)

October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

At October 31, 2017, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

		Fair Value of Non-cash	Cash Collateral
	Repurchase Agreements	Collateral Received(1)	Received	Net Amount (2)
Global X SuperDividend® ETF
Barclays Bank	$28,046,818	$28,046,818	$-	$-
Deutsche Bank	19,168,548	19,168,548	-	-
Global X SuperDividend® U.S. ETF
Barclays Bank	4,570,535	4,570,535	-	-
Deutsche Bank	3,123,724	3,123,724	-	-
Global X SuperIncome™ Preferred ETF
Barclays Bank	7,026,366	7,026,366	-	-
Deutsche Bank	4,802,158	4,802,158	-	-
Global X Social Media ETF
Barclays Bank	7,639,690	7,639,690	-	-
Deutsche Bank	5,221,333	5,221,333	-	-
Global X Guru® Index ETF
Barclays Bank	1,213,002	1,213,002	-	-
Deutsche Bank	829,025	829,025	-	-

(1) Excess collateral received is not presented in the table above. Please refer to the Schedule of Investments for the market value of the collateral received for each Fund.

(2) Net Amount represents the net amount receivable due from the counterparty in the event of default.

FEDERAL INCOME TAXES – It is each Fund’s intention to qualify, or continue to qualify, as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements except as described below.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provisions in the current period; however, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof. As of December 31, 2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from inception forward.

If the Funds have foreign tax filings that have not been made, the tax years that remain subject to examination may date back to the inception of the Fund.

As of and during the reporting period ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the reporting period, the Funds did not incur any interest or penalties.

149

Notes to Financial Statements (Continued)

October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

SECURITY TRANSACTIONS AND INVESTMENT INCOME – Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date.

FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION – The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions and translations represent net foreign exchange gains or losses from foreign currency spot contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – The Funds distribute their net investment income on a pro rata basis. Any net investment income and net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

INVESTMENTS IN REITs – With respect to the Funds, dividend income is recorded based on the income included in distributions received from real estate investment trust (“REIT”) investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

CREATION UNITS – The Funds issue and redeem their shares (“Shares”) on a continuous basis at Net Asset Value (“NAV”) and only in large blocks of 50,000 Shares, referred to as “Creation Units”. Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee per transaction. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day.

An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee per transaction to Brown Brothers Harriman & Co. (“BBH”), the Funds’ custodian (“Custodian”), on the date of such redemption, regardless of the number of Creation Units redeemed that day.

150

Notes to Financial Statements (Continued)

October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)

If a Creation Unit is purchased or redeemed for cash, an additional variable fee may be charged. The following table discloses Creation Unit breakdown:

		Creation	Value at October
	Creation Unit Shares	Fee	31, 2017	Redemption Fee
Global X SuperDividend® ETF	50,000	$3,800	$1,075,500	$3,800
Global X SuperDividend® U.S. ETF	50,000	500	1,259,000	750
Global X MSCI SuperDividend® EAFE ETF	50,000	1,200	906,500	3,000
Global X MSCI SuperDividend® Emerging Markets ETF	50,000	3,000	797,000	3,000
Global X SuperDividend® REIT ETF	50,000	500	764,500	750
Global X SuperIncome™ Preferred ETF	50,000	500	622,000	500
Global X Social Media ETF	50,000	300	1,633,500	1,000
Global X | JPMorgan Efficiente Index ETF	50,000	500	1,309,000	500
Global X | JPMorgan US Sector Rotator Index ETF	50,000	500	1,275,500	500
Global X Guru® Index ETF	50,000	300	1,435,000	750
Global X Scientific Beta US ETF	50,000	2,300	1,502,000	2,500
Global X Scientific Beta Europe ETF	50,000	10,500	1,421,500	10,500
Global X Scientific Beta Japan ETF	50,000	4,500	1,573,500	5,500
Global X Scientific Beta Asia ex-Japan ETF	50,000	6,500	1,285,500	11,000
Global X YieldCo Index ETF	50,000	500	626,500	500
Global X S&P 500® Catholic Values ETF	50,000	2,300	1,591,500	2,300

CASH OVERDRAFT CHARGES – Per the terms of an agreement with BBH, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of LIBOR plus 2.00%. Cash overdraft charges are included in custodian fees on the Statement of Operations.

3. RELATED PARTY TRANSACTIONS AND SERVICE PROVIDER TRANSACTIONS

The Adviser serves as the investment adviser and the administrator for the Funds. Subject to the supervision of the Board, the Adviser is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters and provides or causes to be furnished all supervisory, administrative and other services reasonably necessary for the operation of the Funds, including certain distribution services (provided pursuant to a separate Distribution Agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment advisory services (provided pursuant to a separate Investment Advisory Agreement), under what is essentially an "all-in" fee structure. For its service to the Funds, under the Supervision and Administration Agreement, each Fund pays a monthly fee to the Adviser at the annual rate below (stated as a percentage of the average daily net assets of the Fund). In addition, the Funds bear other expenses, directly and indirectly, that are not covered by the Supervision and Administration Agreement, which may vary and affect the total expense ratios of the Funds, such as taxes, brokerage fees, commissions, acquired fund fees, and other transaction expenses, interest expenses and extraordinary expenses (such as litigation and indemnification expenses).

151

Notes to Financial Statements (Continued)

October 31, 2017

3. RELATED PARTY TRANSACTIONS AND SERVICE PROVIDER TRANSACTIONS (continued)

The following table discloses supervision and administration fees pursuant to the agreement:

Supervision and
Administration Fee
Global X SuperDividend® ETF	0.58%
Global X SuperDividend® U.S. ETF	0.45%
Global X MSCI SuperDividend® EAFE ETF	0.55%
Global X MSCI SuperDividend® Emerging Markets ETF	0.65%
Global X SuperDividend® REIT ETF	0.58%
Global X SuperIncomeTM Preferred ETF	0.58%
Global X Social Media ETF	0.65%
Global X | JPMorgan Efficiente Index ETF	0.69%
Global X | JPMorgan US Sector Rotator Index ETF	0.69%
Global X Guru® Index ETF	0.75%
Global X Scientific Beta US ETF*	0.19%
Global X Scientific Beta Europe ETF	0.38%
Global X Scientific Beta Japan ETF	0.38%
Global X Scientific Beta Asia ex-Japan ETF	0.38%
Global X YieldCo Index ETF	0.65%
Global X S&P 500® Catholic Values ETF**	0.29%

*Effective March 1, 2016, pursuant to an expense limitation agreement, the Adviser has contractually agreed to reimburse or waive fees and/or limit fund expenses to the extent necessary to assure that the operating expenses of the Global X Scientific Beta US ETF (the “Fund) (exclusive of taxes, brokerage fees, commissions, and other transaction expenses, interest, and extraordinary expenses (such as litigation and indemnification expenses)) will not exceed 0.19% of the Fund’s average daily net assets per year until at least March 1, 2018. The Fund (at a later date) may reimburse the Adviser for the fees it reimbursed or waived and/or limited pursuant to the expense limitation agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.19% during the year in which it is paid and the Board of Trustees has approved such reimbursement to the Adviser. As of October 31, 2017, the amounts of waivers/reimbursements subject to recoupment for Global X Scientific Beta US ETF were $162,684 expiring 2020 and $50,604 expiring 2019. As of October 31, 2017, there had been no recoupment of previously waived and reimbursed fees.

**Pursuant to an expense limitation agreement, the Adviser has contractually agreed to waive or reimburse fees and/or limit fund expenses to the extent necessary to assure that the operating expenses of the Global X S&P 500® Catholic Values ETF (the “Fund) (exclusive of taxes, brokerage fees, commissions, and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses)) will not exceed 0.29% of the Fund’s average daily net assets per year until at least March 1, 2018. The Fund (at a later date) may reimburse the Adviser for the fees and expenses it waived or reimbursed and/or limited pursuant to the expense limitation agreement during any of the prior three fiscal years, provided that, among other things, any reimbursement made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.29% during the period in which it is paid and the Board of Trustees has approved such reimbursement to the Adviser. As of October 31, 2017, the amounts of waivers/reimbursements subject to recoupment for Global X S&P 500® Catholic Values ETF were $88,406 expiring 2020 and $8,298 expiring 2019. As of October 31, 2017, there had been no recoupment of previously waived and reimbursed fees.

SEI Investments Global Funds Services (“SEIGFS”) serves as sub-administrator to the Funds. As sub-administrator, SEIGFS provides the Funds with the required general administrative services, including, without limitation: office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and assistance with the preparation and filing of reports, registration statements, proxy statements, and other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, the SEIGFS receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly by the Adviser. SEI Investments Distribution Co. (“SIDCO”) serves as each Fund’s underwriter and distributor of Creation Units pursuant to a distribution agreement. SIDCO has no obligation to sell any specific quantity of Fund Shares.

152

Notes to Financial Statements (Continued)

October 31, 2017

3. RELATED PARTY TRANSACTIONS AND SERVICE PROVIDER TRANSACTIONS (concluded)

SIDCO bears the following costs and expenses relating to the distribution of Shares: (1) the costs of processing and maintaining records of creations of Creation Units; (2) all costs of maintaining the records required of a registered broker/dealer; (3) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (4) filing fees; and (5) all other expenses incurred in connection with the distribution services as contemplated in the distribution agreement. SIDCO receives no fee from the Funds for its distribution services under the distribution agreement, rather the Adviser compensates SIDCO for certain expenses, out-of-pocket costs, and transaction fees.

BBH serves as custodian of the Funds’ assets. As custodian, BBH has agreed to (1) make receipts and disbursements of money on behalf of the Funds, (2) collect and receive all income and other payments and distributions on account of the Funds’ portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the Funds concerning the Funds’ operations. BBH does not exercise any supervisory function over the purchase and sale of securities. BBH also serves as the Fund’s transfer agent. As transfer agent, BBH has agreed to (1) issue and redeem shares of each Fund, (2) make dividend and other distributions to shareholders of each Fund, (3) respond to correspondence by shareholders and others relating to its duties; (4) maintain shareholder accounts, and (5) make periodic reports to the Funds. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

4. INVESTMENT TRANSACTIONS

For the year or period ended October 31, 2017, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

		Sales and
	Purchases	Maturities
Global X SuperDividend® ETF	$601,694,876	$600,441,563
Global X SuperDividend® U.S. ETF	206,078,864	213,555,895
Global X MSCI SuperDividend® EAFE ETF	832,833	798,524
Global X MSCI SuperDividend® Emerging Markets ETF	15,938,809	11,314,006
Global X SuperDividend® REIT ETF	22,007,947	22,320,223
Global X SuperIncome™ Preferred ETF	105,282,856	106,610,093
Global X Social Media ETF	48,194,558	48,075,575
Global X | JPMorgan Efficiente Index ETF	14,822,870	14,900,282
Global X | JPMorgan US Sector Rotator Index ETF	59,540,662	59,604,419
Global X Guru® Index ETF	54,009,877	53,456,785
Global X Scientific Beta US ETF	29,524,828	28,652,722
Global X Scientific Beta Europe ETF	4,552,615	4,513,715
Global X Scientific Beta Japan ETF	2,892,182	2,971,820
Global X Scientific Beta Asia ex-Japan ETF	1,560,864	1,557,634
Global X YieldCo Index ETF	2,859,729	3,149,350
Global X S&P 500® Catholic Values ETF	6,307,032	5,274,227

153

Notes to Financial Statements (Continued)

October 31, 2017

4. INVESTMENT TRANSACTIONS (concluded)

For the year ended October 31, 2017, there were no purchases and sales of long-term U.S. Government securities.

For the year or periods ended October 31, 2017 in-kind transactions associated with creations and redemptions were:

		Sales and
	Purchases	Maturities	Realized Gain
Global X SuperDividend® ETF	$163,240,027	$20,590,005	$2,861,114
Global X SuperDividend® U.S. ETF	100,539,399	23,933,355	3,420,825
Global X MSCI SuperDividend® EAFE ETF	2,345,995	872,903	142,869
Global X MSCI SuperDividend® Emerging Markets ETF	4,822,071	813,727	152,182
Global X SuperDividend® REIT ETF	25,401,109	9,432,919	431,276
Global X SuperIncome™ Preferred ETF	40,625,775	23,004,344	557,950
Global X Social Media ETF	67,999,034	74,870,376	13,127,991
Global X | JPMorgan Efficiente Index ETF	-	2,515,599	199,439
Global X | JPMorgan US Sector Rotator Index ETF	-	6,154,295	121,486
Global X Guru® Index ETF	-	15,308,084	1,594,422
Global X Scientific Beta US ETF	64,441,946	11,532,295	3,237,833
Global X Scientific Beta Europe ETF	10,268,569	5,472,878	1,599,139
Global X Scientific Beta Japan ETF	7,186,396	5,950,909	1,488,551
Global X Scientific Beta Asia ex-Japan ETF	1,180,298	-	-
Global X YieldCo Index ETF	13,132,948	945,833	259,096
Global X S&P 500® Catholic Values ETF	80,897,365	23,330,073	3,783,252

For the year or periods ended October 31, 2016, in-kind transactions associated with creations and redemptions were:

		Sales and
	Purchases	Maturities	Realized Gain
Global X SuperDividend® ETF	$49,567,614	$110,361,789	$1,670,902
Global X SuperDividend® U.S. ETF	127,157,535	38,867,485	4,168,310
Global X MSCI SuperDividend® Emerging Markets ETF	-	-	-
Global X SuperDividend® REIT ETF	30,674,729	-	-
Global X SuperIncome™ Preferred ETF	37,158,930	33,003,074	(2,067,492)
Global X Social Media ETF	93,518,723	43,082,274	700,608
Global X | JPMorgan Efficiente Index ETF	1,122,106	2,290,750	7,626
Global X | JPMorgan US Sector Rotator Index ETF	3,399,243	7,134,820	(12,025)
Global X Guru® Index ETF	10,236,109	125,096,107	891,469
Global X Scientific Beta US ETF	62,260,200	-	-
Global X Scientific Beta Europe ETF	10,270,697	-	-
Global X Scientific Beta Japan ETF	9,969,557	-	-
Global X Scientific Beta Asia ex-Japan ETF	-	-	-
Global X YieldCo Index ETF	4,183,988	911,080	29,597
Global X S&P 500® Catholic Values ETF	40,304,954	-	-

5. TAX INFORMATION

The Global X SuperDividend® REIT ETF has a tax year that ends on December 31. The following tax disclosures are representative as of October 31, 2017. Accordingly, the disclosures are for informational use by shareholders and are subject to change attributable to activity through the end of the tax year ending December 31, 2017.

154

Notes to Financial Statements (Continued)

October 31, 2017

5. TAX INFORMATION (continued)

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following differences, primarily attributable to preferred stock interest, foreign currency, redemptions in-kind, REIT adjustments, MLP adjustments, non-deductible excise tax paid, sale of RIC shares, net operating loss, return of capital distribution and sales of passive foreign investment companies have been reclassified to/from the following accounts during the fiscal year ended October 31, 2017:

Global X Funds	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Global X SuperDividend® ETF	$2,828,774	$1,429,682	$(4,258,456)
Global X SuperDividend® U.S. ETF	5,772,413	2,455,459	(8,227,872)
Global X MSCI SuperDividend® EAFE ETF	142,869	734	(143,603)
Global X MSCI SuperDividend® Emerging Markets ETF	151,600	54	(151,654)
Global X SuperDividend® REIT ETF	–	85,981	(85,981)
Global X SuperIncome™ Preferred ETF	189,391	278,401	(467,792)
Global X Social Media ETF	12,082,013	273,056	(12,355,069)
Global X | JPMorgan Efficiente Index ETF	194,874	108,273	(303,147)
Global X | JPMorgan US Sector Rotator Index ETF	121,486	(6,644)	(114,842)
Global X Guru® Index ETF	1,882,377	(48,102)	(1,834,275)
Global X Scientific Beta US ETF	3,210,062	–	(3,210,062)
Global X Scientific Beta Europe ETF	1,550,233	35,700	(1,585,933)
Global X Scientific Beta Japan ETF	1,474,985	811	(1,475,796)
Global X Scientific Beta Asia ex-Japan ETF	–	20,013	(20,013)
Global X YieldCo Index ETF	170,135	102,139	(272,274)
Global X S&P 500® Catholic Values ETF	3,776,704	–	(3,776,704)

These reclassifications have no impact on net assets or net asset value per share.

155

Notes to Financial Statements (Continued)

October 31, 2017

5. TAX INFORMATION (continued)

The tax character of dividends and distributions declared during the years or periods ended October 31, 2017 and October 31, 2016 were as follows:

Global X Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals

Global X SuperDividend® ETF
2017	$50,713,102	$–	$9,476,648	$60,189,750
2016	50,746,230	–	5,683,920	56,430,150
Global X SuperDividend® U.S. ETF
2017	$14,750,888	$–	$9,099,887	$23,850,775
2016	12,821,203	–	8,107,347	20,928,550
Global X MSCI SuperDividend® EAFE ETF
2017	$58,664	$113	$–	$58,777
Global X MSCI SuperDividend® Emerging Markets ETF
2017	$411,165	$–	$–	$411,165
2016	191,294	–	–	191,294
Global X SuperDividend® REIT ETF(1)
2017	$1,512,300	$–	$–	$1,512,300
2016	210,363	10,512	–	220,875
Global X SuperIncome™ Preferred ETF
2017	$15,532,201	$–	$716,030	$16,248,231
2016	14,776,181	–	–	14,776,181
Global X Social Media ETF
2017	$126,360	$–	$–	$126,360
2016	6,875	–	–	6,875
Global X | JPMorgan Efficiente Index ETF
2017	$198,988	$–	$–	$198,988
2016	312,783	–	–	312,783
Global X | JPMorgan US Sector Rotator Index ETF
2017	$190,176	$–	$–	$190,176
2016	197,183	–	–	197,183
Global X Guru® Index ETF
2017	$122,367	$–	$–	$122,367
2016	635,053	–	125,403	760,456
Global X Scientific Beta US ETF
2017	$942,969	$–	$–	$942,969
2016	29,000	–	–	29,000
Global X Scientific Beta Europe ETF
2017	$373,503	$–	$–	$373,503
2016	34,296	–	–	34,296
Global X Scientific Beta Japan ETF
2017	$372,358	$–	$–	$372,358
2016	21,833	–	–	21,833
Global X Scientific Beta Asia ex-Japan ETF
2017	$101,714	$–	$–	$101,714
2016	62,417	–	–	62,417
Global X YieldCo Index ETF
2017	$421,625	$–	$–	$421,625
2016	199,159	–	76,200	275,359
Global X S&P 500® Catholic Values ETF
2017	$330,133	$–	$–	$330,133
2016	–	–	–	–

(1) The Global X SuperDividend® REIT ETF has a tax year that ends on December 31.

156

Notes to Financial Statements (Continued)

October 31, 2017

5. TAX INFORMATION (continued)

As of October 31, 2017, the components of tax basis distributable earnings (accumulated losses) were as follows:

	Global X Funds
	Global X SuperDividend® ETF	Global X SuperDividend® U.S. ETF	Global X MSCI SuperDividend® EAFE ETF
Undistributed Ordinary Income	$–	$–	$41,494
Capital Loss Carryforwards	(97,650,388)	(51,441,041)	–
Unrealized Appreciation on Investments and Foreign Currency	496,107	25,039,414	142,688
Other Temporary Differences	(3)	2	(2)
Total Distributable Earnings (Accumulated Losses)	$(97,154,284)	$(26,401,625)	$184,180

	Global X Funds
	Global X MSCI SuperDividend® Emerging Markets ETF	Global X SuperDividend® REIT ETF(1)	Global X SuperIncome™ Preferred ETF
Undistributed Ordinary Income	$138,432	$204,179	$–
Capital Loss Carryforwards	(163,583)	(192,181)	(24,532,422)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	111,529	(1,092,871)	(18,653,485)
Other Temporary Differences	(2)	(287,375)	(301,586)
Total Distributable Earnings (Accumulated Losses)	$86,376	$(1,368,248)	$(43,487,493)

	Global X Funds
	Global X Social Media ETF	Global X | JPMorgan Efficiente Index ETF	Global X | JPMorgan US Sector Rotator Index ETF
Undistributed Ordinary Income	$2,573,540	$105,750	$53,268
Capital Loss Carryforwards	(13,992,387)	(1,864,221)	(1,838,450)
Unrealized Appreciation on Investments and Foreign Currency	18,071,984	333,255	48,134
Other Temporary Differences	3	3	2
Total Distributable Earnings (Accumulated Losses)	$6,653,140	$(1,425,213)	$(1,737,046)

	Global X Funds
	Global X Guru® Index ETF	Global X Scientific Beta US ETF	Global X Scientific Beta Europe ETF
Undistributed Ordinary Income	$135,049	$1,398,111	$483,063
Capital Loss Carryforwards	(29,492,154)	(695,864)	(456,013)
Unrealized Appreciation on Investments and Foreign Currency	5,172,631	13,555,773	2,270,867
Other Temporary Differences	(2)	1	(4)
Total Distributable Earnings (Accumulated Losses)	$(24,184,476)	$14,258,021	$2,297,913

(1) The Global X SuperDividend® REIT ETF has a tax year that ends on December 31.

157

Notes to Financial Statements (Continued)

October 31, 2017

5. TAX INFORMATION (continued)

	Global X Funds
	Global X Scientific Beta Japan ETF	Global X Scientific Beta Asia ex- Japan ETF	Global X YieldCo Index ETF
Undistributed Ordinary Income	$325,459	$149,279	$10,704
Capital Loss Carryforwards	(264,637)	(345,285)	(900,338)
Unrealized Appreciation on Investments and Foreign Currency	2,045,744	375,960	1,342,493
Other Temporary Differences	(5)	(1)	3
Total Distributable Earnings	$2,106,561	$179,953	$452,862

Global X Funds
Global X S&P 500® Catholic Values ETF
Undistributed Ordinary Income	$1,291,701
Undistributed Long-Term Capital Gain	21,227
Unrealized Appreciation on Investments and Foreign Currency	11,666,661
Other Temporary Differences	2
Total Distributable Earnings	$12,979,591

For taxable years beginning after December 22, 2010, a RIC is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses. Net capital losses of a RIC realized in taxable years beginning before that date (pre-2011 losses) can be carried forward up to 8 years and are characterized in later years as short-term losses. If a Fund uses pre-2011 loss carryforwards in later years, the carryforwards will not reduce the Fund’s current earnings and profits, while loss carryforwards from later years will reduce the Fund’s current earnings and profits. To the extent that later year capital gains are offset by pre-2011 loss carryforwards, distributions of such gains will be treated as ordinary dividend distributions. Losses carried forward under these new provisions are as follows:

	Short-Term	Long-Term
Global X Funds	Loss	Loss	Total
Global X SuperDividend® ETF	$(53,093,160)	$(44,557,228)	$(97,650,388)
Global X SuperDividend® U.S. ETF	(40,060,305)	(11,380,736)	(51,441,041)
Global X MSCI SuperDividend® Emerging Markets ETF	(54,187)	(109,396)	(163,583)
Global X SuperDividend® REIT ETF	(192,181)	-	(192,181)
Global X SuperIncome™ Preferred ETF	(9,454,764)	(15,077,658)	(24,532,422)
Global X Social Media ETF	(1,303,796)	(12,688,591)	(13,992,387)
Global X | JPMorgan Efficiente Index ETF	(1,864,221)	-	(1,864,221)
Global X | JPMorgan US Sector Rotator Index ETF	(1,838,450)	-	(1,838,450)
Global X Guru® Index ETF	(27,599,901)	(1,892,253)	(29,492,154)
Global X Scientific Beta US ETF	(695,864)	-	(695,864)
Global X Scientific Beta Europe ETF	(355,376)	(100,637)	(456,013)
Global X Scientific Beta Japan ETF	(264,637)	-	(264,637)
Global X Scientific Beta Asia ex-Japan ETF	(275,129)	(70,156)	(345,285)
Global X YieldCo Index ETF	(509,745)	(390,593)	(900,338)

158

Notes to Financial Statements (Continued)

October 31, 2017

5. TAX INFORMATION (concluded)

During the year ended October 31, 2017 the following funds utilized capital loss carryforwards to offset capital gains amounting to:

	Short-Term	Long-Term
Global X Funds	Loss	Loss	Total
Global X SuperDividend® ETF	$-	$3,712,459	$3,712,459
Global X MSCI SuperDividend® Emerging Markets ETF	705,953	-	705,953
Global X | JPMorgan Efficiente Index ETF	87,218	-	87,218
Global X | JPMorgan US Sector Rotator Index ETF	474,843	-	474,843
Global X Guru® Index ETF	1,359,833	2,140,221	3,500,054
Global X YieldCo Index ETF	11,855	-	11,855

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2017 were as follows:

Global X Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global X SuperDividend® ETF	$1,033,985,078	$76,388,568	$(75,869,678)	$518,890
Global X SuperDividend® U.S. ETF	406,918,258	34,584,191	(9,544,778)	25,039,413
Global X MSCI SuperDividend® EAFE ETF	1,670,339	173,488	(30,978)	142,510
Global X MSCI SuperDividend® Emerging Markets ETF	12,563,955	550,591	(422,600)	127,991
Global X SuperDividend® REIT ETF	50,462,544	2,301,203	(1,085,266)	1,215,937
Global X SuperIncome™ Preferred ETF	265,298,659	3,155,644	(21,809,130)	(18,653,486)
Global X Social Media ETF	159,508,213	28,370,266	(10,300,884)	18,069,382
Global X | JPMorgan Efficiente Index ETF	4,903,833	343,547	(10,291)	333,256
Global X | JPMorgan US Sector Rotator Index ETF	5,053,356	115,372	(67,237)	48,135
Global X Guru® Index ETF	52,753,965	7,749,617	(2,576,987)	5,172,630
Global X Scientific Beta US ETF	121,434,306	17,297,059	(3,741,286)	13,555,773
Global X Scientific Beta Europe ETF	19,002,859	2,890,791	(620,743)	2,270,048
Global X Scientific Beta Japan ETF	15,239,726	2,438,074	(390,966)	2,047,108
Global X Scientific Beta Asia ex-Japan ETF	3,467,579	492,560	(116,601)	375,959
Global X YieldCo Index ETF	18,628,912	1,504,979	(162,477)	1,342,502
Global X S&P 500® Catholic Values ETF	102,797,168	14,869,746	(3,203,085)	11,666,661

The preceding differences between book and tax cost are primarily due to mark-to-market treatment of passive foreign investment companies, MLP adjustments and wash sales.

6. CONCENTRATION OF RISKS

The Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, the level of governmental supervision and regulation of securities markets in the respective countries.

159

Notes to Financial Statements (Continued)

October 31, 2017

6. CONCENTRATION OF RISKS (concluded)

The securities markets of emerging countries are less liquid, subject to greater price volatility, and have a smaller market capitalization than those of U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

The Funds use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of an underlying index in approximately the same proportions as in the underlying index. The Funds may utilize a representative sampling strategy with respect to their underlying indices when a replication strategy might be detrimental to their shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow their underlying indices, or, in certain instances, when securities in the underlying indices become temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as diversification requirements that apply to the Funds but not the underlying indices).

7. LOANS OF PORTFOLIO SECURITIES

The Funds may lend portfolio securities having a market value up to one-third of the Funds’ total assets. Security loans made pursuant to a securities lending agreement are initially required to be secured by collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of foreign equity securities (other than ADRs). Such collateral received in connection with these loans will be cash and can be invested in repurchase agreements or U.S. Treasury obligations and is recognized in the Schedule of Investments and Statement of Assets and Liabilities. The obligation to return securities lending collateral is also recognized as a liability in the Statement of Assets and Liabilities. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. In the event the borrower may not provide additional collateral when required or may not return the securities when due, the agency agreement requires the lending agent to indemnify the Funds by replacing either the security or the security’s current market value to the fund. The Funds could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. The Funds could also experience

160

Notes to Financial Statements (Continued)

October 31, 2017

7. LOANS OF PORTFOLIO SECURITIES (continued)

delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

As of October 31, 2017 the value of securities on loan was $45,096,945, $7,507,034, $11,553,181, $12,668,197 and $2,026,333 for the Global X SuperDividend® ETF, Global X SuperDividend® U.S. ETF, Global X SuperIncome™ Preferred ETF, Global X Social Media ETF and Global X Guru® Index ETF, respectively and the value of securities purchased with the cash collateral held from securities on loan was $47,215,366, $7,694,259, $11,828,524, $12,861,023 and $2,042,027 for the Global X SuperDividend® ETF, Global X SuperDividend® U.S. ETF, Global X SuperIncome™ Preferred ETF, Global X Social Media ETF and Global X Guru® Index ETF, respectively.

As of October 31, 2017, the following Funds had securities on loan, by counterparty:

	Market Value	Cash Collateral
Global X Super Dividend® ETF
Barclays Bank	$3,964,774	$4,172,116
BNP Prime Brokerage	613,107	639,678
Citigroup	378,189	395,850
Credit Suisse	1,956,265	2,065,813
Deutsche Bank	279,863	295,000
Goldman Sachs & Co.	14,673,933	15,387,376
JPMorgan	6,381,119	6,656,439
Merrill Lynch Pierce Fenner & Smith	3,067,192	3,224,310
Morgan Stanley	3,188,137	3,355,000
National Financial Services	3,294,000	3,360,000
Scotia Capital	664,126	699,484
SG Americas Securties	6,636,241	6,964,300
Global X Super Dividend® U.S. ETF
Barclays Bank	140,610	141,900
Citigroup	3,265,860	3,399,370
Credit Suisse	1,906,500	1,936,450
Deutsche Bank	2,194,064	2,216,539
Global X SuperIncome™ Preferred ETF
Credit Suisse	4,738,690	4,852,117
Deutsche Bank	509,465	523,800
Goldman Sachs & Co.	208,650	212,550
JPMorgan	5,453,784	5,582,457
Merrill Lynch Pierce Fenner & Smith	57,706	59,400
National Financial Services	584,886	598,200
Global X Social Media ETF
Barclays Bank	1,776,970	1,849,285
BNP Prime Brokerage	743,990	776,000
Credit Suisse	136,434	135,817	(1)
Deutsche Bank	7,006,157	6.995,921	(1)
JPMorgan	2,106,182	2,196,800
Merrill Lynch Pierce Fenner & Smith	898,464	907,200

161

Notes to Financial Statements (Concluded)

October 31, 2017

7. LOANS OF PORTFOLIO SECURITIES (concluded)

	Market Value	Cash Collateral
Global X Guru® Index ETF
Barclays Bank	642,542	654,752
Credit Suisse	209,224	215,183
Goldman Sachs & Co.	113,940	114,000
JPMorgan	824,663	822,205	(1)
Merrill Lynch Pierce Fenner & Smith	235,964	235,887	(1)

(1) It is the Funds' policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

8. CONTRACTUAL OBLIGATIONS

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these contracts is unknown; however the Funds have not had prior gains or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

Pursuant to the Trust’s organizational documents, the Trustees of the Trust and the Trust’s officers are indemnified against certain liabilities that may arise out of the performance of their duties.

9. REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10. SUBSEQUENT EVENTS

The Funds have been evaluated regarding the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, please note the additional disclosure:

On November 1, 2017, the Trust entered into an agreement with BBH in which BBH will serve as the new securities lending agent for the Trust and each of its series.

162

Report of Independent Registered Public Accounting Firm

October 31, 2017

To the Board of Trustees and Shareholders of Global X SuperDividend® ETF, Global X SuperDividend® U.S. ETF, Global X MSCI SuperDividend® EAFE ETF, Global X MSCI SuperDividend® Emerging Markets ETF, Global X SuperDividend® REIT ETF, Global X SuperIncome™ Preferred ETF, Global X Social Media ETF, Global X | JPMorgan Efficiente Index ETF, Global X | JPMorgan US Sector Rotator Index ETF, Global X Guru® Index ETF, Global X Scientific Beta US ETF, Global X Scientific Beta Europe ETF, Global X Scientific Beta Japan ETF, Global X Scientific Beta Asia ex-Japan ETF, Global X YieldCo Index ETF and Global X S&P 500® Catholic Values ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global X SuperDividend® ETF, Global X SuperDividend® U.S. ETF, Global X MSCI SuperDividend® EAFE ETF, Global X MSCI SuperDividend® Emerging Markets ETF, Global X SuperDividend® REIT ETF, Global X SuperIncome™ Preferred ETF, Global X Social Media ETF, Global X | JPMorgan Efficiente Index ETF, Global X | JPMorgan US Sector Rotator Index ETF, Global X Guru® Index ETF, Global X Scientific Beta US ETF, Global X Scientific Beta Europe ETF, Global X Scientific Beta Japan ETF, Global X Scientific Beta Asia ex-Japan ETF, Global X YieldCo Index ETF and Global X S&P 500® Catholic Values ETF (sixteen series of Global X Funds, hereafter referred to as the "Funds") as of October 31, 2017, the results of operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended for Global X SuperDividend® ETF, Global X SuperDividend® U.S. ETF, Global X MSCI SuperDividend® Emerging Markets ETF, Global X SuperDividend® REIT ETF, Global X SuperIncome™ Preferred ETF, Global X Social Media ETF, Global X | JPMorgan Efficiente Index ETF, Global X | JPMorgan US Sector Rotator Index ETF, Global X Guru® Index ETF, Global X Scientific Beta US ETF, Global X Scientific Beta Europe ETF, Global X Scientific Beta Japan ETF, Global X Scientific Beta Asia ex-Japan ETF and Global X YieldCo Index ETF, the results of operations, the changes in net assets and the financial highlights for the period November 14, 2016 (commencement of operations) through October 31, 2017 for Global X MSCI SuperDividend® EAFE ETF, the results of operations for the year then ended, and the changes in net assets and the financial highlights for the year then ended and for the period April 18, 2016 (commencement of operations) through October 31, 2016 for Global X S&P 500® Catholic Values ETF, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for the opinions expressed above.

The financial statements, as of and for the year or period ended October 31, 2015 and the financial highlights for each of the years or periods ended on or prior to October 31, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2017

163

Disclosure of Fund Expenses (unaudited)

All ETFs (such as the Funds) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in a Fund.

Operating expenses such as these are deducted from the Funds’ gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the Funds’ average net assets; this percentage is known as the Funds’ expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2017 through October 31, 2017).

The table on the next page illustrates the Funds’ costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

164

Disclosure of Fund Expenses (unaudited) (continued)

	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Annualized Expense Ratios	Expenses Paid During Period(1)
Global X SuperDividend® ETF
Actual Fund Return	$1,000.00	$1,029.40	0.58%	$2.97
Hypothetical 5% Return	1,000.00	1,022.28	0.58	2.96
Global X SuperDividend® U.S. ETF
Actual Fund Return	$1,000.00	$1,015.10	0.45%	$2.29
Hypothetical 5% Return	1,000.00	1,022.94	0.45	2.29
Global X MSCI SuperDividend® EAFE ETF
Actual Fund Return	$1,000.00	$1,105.50	0.56%	$2.97
Hypothetical 5% Return	1,000.00	1,022.38	0.56	2.85
Global X MSCI SuperDividend® Emerging Markets ETF
Actual Fund Return	$1,000.00	$1,035.80	0.65%	$3.34
Hypothetical 5% Return	1,000.00	1,021.93	0.65	3.31
Global X SuperDividend® REIT ETF
Actual Fund Return	$1,000.00	$1,041.80	0.58%	$2.98
Hypothetical 5% Return	1,000.00	1,022.28	0.58	2.96
Global X SuperIncome™ Preferred ETF
Actual Fund Return	$1,000.00	$992.00	0.58%	$2.91
Hypothetical 5% Return	1,000.00	1,022.28	0.58	2.96
Global X Social Media ETF
Actual Fund Return	$1,000.00	$1,230.50	0.65%	$3.65
Hypothetical 5% Return	1,000.00	1,021.93	0.65	3.31
Global X | JPMorgan Efficiente Index ETF
Actual Fund Return	$1,000.00	$1,046.40	0.84%	$4.33
Hypothetical 5% Return	1,000.00	1,020.97	0.84	4.28
Global X | JPMorgan US Sector Rotator Index ETF
Actual Fund Return	$1,000.00	$1,016.70	0.69%	$3.51
Hypothetical 5% Return	1,000.00	1,021.73	0.69	3.52
Global X Guru® Index ETF
Actual Fund Return	$1,000.00	$1,089.20	0.75%	$3.95
Hypothetical 5% Return	1,000.00	1,021.42	0.75	3.82
Global X Scientific Beta US ETF
Actual Fund Return	$1,000.00	$1,072.50	0.19%	$0.99
Hypothetical 5% Return	1,000.00	1,024.25	0.19	0.97
Global X Scientific Beta Europe ETF
Actual Fund Return	$1,000.00	$1,124.60	0.38%	$2.03
Hypothetical 5% Return	1,000.00	1,023.29	0.38	1.94
Global X Scientific Beta Japan ETF
Actual Fund Return	$1,000.00	$1,127.60	0.39%	$2.09
Hypothetical 5% Return	1,000.00	1,023.24	0.39	1.99
Global X Scientific Beta Asia ex-Japan ETF
Actual Fund Return	$1,000.00	$1,093.10	0.38%	$2.00
Hypothetical 5% Return	1,000.00	1,023.29	0.38	1.94
Global X YieldCo Index ETF
Actual Fund Return	$1,000.00	$1,093.60	0.65%	$3.43
Hypothetical 5% Return	1,000.00	1,021.93	0.65	3.31
Global X S&P 500® Catholic Values ETF
Actual Fund Return	$1,000.00	$1,093.40	0.29%	$1.53
Hypothetical 5% Return	1,000.00	1,023.74	0.29	1.48

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 184/365 (to reflect the one-half year period), unless otherwise noted.

165

Supplemental Information (unaudited)

NAV is the price per Share at which the Funds issue and redeem Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated. The Funds’ Market Price may be at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of the Funds’ holdings. The Market Price of the Funds will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Funds on a given day, generally at the time NAV is calculated. A premium is the amount that the Funds are trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Funds are trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Funds’ website at www.GlobalXFunds.com

166

Trustees and Officers of the Trust (unaudited)

Set forth below are the names, addresses, years of birth, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of Funds in fund complex overseen by Trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust.

Name, Address (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees[2]
Sanjay Ram Bharwani 600 Lexington Avenue, 20th Floor New York, NY 10022 (1974)	Trustee (since 2008)	CEO of Risk Advisors Inc. (consulting firm) (since 2007).	52[3]	None.
Scott R. Chichester[1] 600 Lexington Avenue, 20th Floor New York, NY 10022 (1970)	Trustee (since 2008)	CFO, AdeptPros Inc. (app development, training and consulting) (since 2012); Founder, Madison Park Advisors LLC (advisory services) (since 2011); CFO, Sterling Seal & Supply Inc. (since 2011); President & Treasurer, Bayview Acquisition Corp (2010-2012); Founder and President, DirectPay USA LLC (payroll company) (since 2006); Proprietor, Scott R. Chichester CPA (CPA firm) (since 2001).	52[3]	Director of AdeptPros Inc. (since 2015); Director of Sterling Seal & Supply Inc. (since 2011);Director of Bayview Acquisition Corp. (2010-2012); Trustee of ARK ETF Trust (since 2014).
Kartik Kiran Shah 600 Lexington Avenue, 20th Floor New York, NY 10022 (1977)	Trustee (since 2008)	Chief Business Officer, Oxeia Biopharmaceuticals, Inc. (since 2014); Vice President, Business Development, Cynvenio Biosystems (2012-2014); Independent Consultant, Self-Employed (non-financial services) (2011-2012).	52[3]	Director of Oxeia Biopharmaceuticals, Inc. (since 2014).

167

Trustees and Officers of the Trust (unaudited)(concluded)

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-493-8631. The following chart lists Trustees and Officers as of October 31, 2017.

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustees During the Past 5 Years
Interested Trustee / Officers[2]
Bruno del Ama 600 Lexington Avenue, 20th floor New York, NY 10022 (1976)	Trustee (since 2008); President, Chief Executive Officer (since 2008).	Chief Executive Officer, Global X Management Company ("GXMC") (since 2008); Chief Compliance Officer, GXMC (2008-2013).	None.
Luis Berruga 600 Lexington Avenue, 20th Floor New York, NY 10022 (1977)	Chief Operating Officer, Treasurer, Principal Accounting Officer and Chief Financial Officer (since 9/2015).	Chief Financial Officer, GXMC (since 9/2015) and Chief Operating Officer (since 2/2014); Investment Banker, Jefferies (2012-2014); Regional Product Specialist, Morgan Stanley (2005-2012).	None.
Daphne Tippens Chisolm 600 Lexington Avenue, 20th Floor New York, NY 10022 (1969)	Secretary (since 2012).	General Counsel, GXMC (since 2011); Chief Compliance Officer, GXMC (1/2014 - 5/2014 and 2/2015 - 9/2016).	None.
Joe Costello 600 Lexington Avenue, 20th Floor New York, NY 10022 (1974)	Chief Compliance Officer (since 9/2016).	Chief Compliance Officer, FlexShares Funds (2011-2015); Vice President, Northern Trust Investments (2003 - 2015).	None.
Lisa K. Whittaker[4] One Freedom Valley Drive Oaks, PA 19456 (1978)	Assistant Secretary (since 2013).	Counsel at SEI Investments (since 2012); Associate Counsel and Compliance Officer at The Glendale Trust Company (2011-2012); Associate of Drinker Biddle & Reath LLP (2006-2011).	None.
Eric Kleinschmidt[4] One Freedom Valley Drive Oaks, PA 19456 (1968)	Assistant Treasurer (since 2016).	Director, Fund Accounting, SEI Investments Global Funds Services (2004 to present).	None.

[1]	Mr. Chichester is currently married to a sister of Mr. del Ama’s wife. While an “immediate family member” (as defined in Section 2(a)(19) of the 1940 Act) of Mr. del Ama would be considered an Interested Person, Mr. Chichester is not considered an immediate family member for this purpose. Although this fact was taken into consideration in determining whether Mr. Chichester should be considered to be an Independent Trustee for purposes of the Section 2(a)(19) of the 1940 Act, it was determined that this relationship was not one that should disqualify Mr. Chichester from serving as an Independent Trustee of the Trust.

[2]	Each Trustee serves until his or her successor is duly elected or appointed and qualified.

[3]	As of October 31, 2017, the Trust had ninety-six investment portfolios, fifty-two of which were operational.

[4]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

168

NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short Term Capital Gain Dividends (5)	Foreign Tax Credit
Global X SuperDividend® ETF	15.74%	0.00%	84.26%	100.00%	10.11%	44.12%	0.00%	0.01%	0.00%	0.00%
Global X SuperDividend® U.S. ETF	38.15%	0.00%	61.85%	100.00%	12.66%	12.66%	0.00%	2.99%	0.00%	0.00%
Global X MSCI SuperDividend® EAFE ETF	0.00%	0.18%	99.82%	100.00%	0.00%	78.74%	0.00%	0.00%	0.00%	6.55%
Global X MSCI SuperDividend® Emerging Markets ETF	0.00%	0.00%	100.00%	100.00%	0.05%	59.93%	0.00%	0.00%	0.00%	14.90%
Global X SuperDividend® REIT ETF	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Global X SuperIncome™ Preferred ETF	4.41%	0.00%	95.59%	100.00%	9.88%	14.56%	0.00%	19.10%	0.00%	0.00%
Global X Social Media ETF	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.00%
Global X | JPMorgan Efficiente Index ETF	0.00%	0.00%	100.00%	100.00%	6.38%	16.91%	0.00%	0.02%	0.00%	0.00%
Global X | JPMorgan US Sector Rotator Index ETF	0.00%	0.00%	100.00%	100.00%	46.14%	39.90%	0.00%	0.06%	0.00%	0.00%
Global X Guru® Index ETF	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.69%	0.00%	0.00%
Global X Scientific Beta US ETF	0.00%	0.00%	100.00%	100.00%	90.90%	91.83%	0.00%	0.00%	0.00%	0.00%
Global X Scientific Beta Europe ETF	0.00%	0.00%	100.00%	100.00%	0.24%	91.66%	0.00%	0.00%	0.00%	7.91%
Global X Scientific Beta Japan ETF	0.00%	0.00%	100.00%	100.00%	0.00%	61.32%	0.00%	0.00%	0.00%	9.70%
Global X Scientific Beta Asia ex-Japan ETF	0.00%	0.00%	100.00%	100.00%	0.15%	32.71%	0.00%	0.00%	0.00%	3.19%
Global X YieldCo Index ETF	0.00%	0.00%	100.00%	100.00%	25.53%	68.39%	0.00%	0.68%	0.00%	0.00%
Global X S&P 500® Catholic Values ETF	0.00%	0.00%	100.00%	100.00%	91.26%	91.66%	0.00%	0.00%	100.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3)	"U.S. Government Interest" represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(4)	The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.
(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

169

NOTICE TO SHAREHOLDERS (unaudited)

The Funds intend to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2017, the total amount of foreign source income and foreign tax credit are as follows:

	Foreign	Foreign Tax
	Source	Credit Pass
	Income	through
Global X MSCI SuperDividend® EAFE ETF	95,617	4,123
Global X MSCI SuperDividend® Emerging Markets ETF	623,018	71,966
Global X Scientific Beta Europe ETF	522,113	32,094
Global X Scientific Beta Japan ETF	369,501	39,982
Global X Scientific Beta Asia ex-Japan ETF	129,925	3,353

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

170

NOTES

171

NOTES

172

600 Lexington Avenue, 20th Floor

New York, NY 10022

1-888-GXFund-1

(1-888-493-8631)

www.globalxfunds.com

Investment Adviser and Administrator:

Global X Management Company LLC

600 Lexington Avenue, 20th Floor

New York, NY 10022

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Sub-Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Counsel for Global X Funds and the Independent Trustees:

Stradley Ronon Stevens & Young, LLP

1250 Connecticut Avenue, N.W.

Suite 500

Washington, DC 2006

Custodian and Transfer Agent:

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

GLX-AR-003-0700

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Scott Chichester and is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Pricewaterhouse Coopers LLP in 2017 and 2016 related to the registrant.

In 2017 and 2016, Pricewaterhouse Coopers LLP billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$570,650	$0	$0	$532,690	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$182,990	$0	$0	$201,260	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

(e)(1)     Not applicable.

(e)(2)     Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows for Pricewaterhouse Coopers LLP in 2017 and 2016:

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)     Not applicable.

(g)    The aggregate non-audit fees and services billed by Pricewaterhouse Coopers LLP in 2017 and 2016 for the last two fiscal years were $0 and $0, respectively.

(h)    During the past fiscal year, all non-audit services provided by registrant’s principal accountant to either registrant’s investment adviser or to any entity controlling, controlled by, or under common control with registrant’s investment adviser that provides ongoing services to registrant were pre-approved by the audit committee of registrant’s Board of Trustees.  Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Scott R. Chichester, Sanjay Ram Bharwani and Kartik Kiran Shah.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Global X Funds

By (Signature and Title)*	/s/ Bruno del Ama
Bruno del Ama
President

Date: December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruno del Ama
Bruno del Ama
President

Date: December 29, 2017

By (Signature and Title)*	/s/ Luis Berruga
Luis Berruga
Chief Financial Officer

Date: December 29, 2017

*	Print the name and title of each signing officer under his or her signature.